EXHIBIT 10.59

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                             PARTICIPATION AGREEMENT




                                      among


                  FRANKLIN TEMPLETON CORPORATE SERVICES, INC., as the Construction Agent and as the Lessee,


                            FRANKLIN RESOURCES, INC.,
                                as the Guarantor,


                   FIRST SECURITY BANK, NATIONAL ASSOCIATION,

                      not individually, except as expressly
                 stated herein, but solely as the Owner Trustee
                           under the FRI Trust 1999-1,

    THE VARIOUS BANKS AND OTHER LENDING INSTITUTIONS WHICH ARE PARTIES HERETO
                       FROM TIME TO TIME, as the Holders,

    THE VARIOUS BANKS AND OTHER LENDING INSTITUTIONS WHICH ARE PARTIES HERETO
                       FROM TIME TO TIME, as the Lenders,


    BANC OF AMERICA SECURITIES, LLC, as Sole Lead Arranger and Book Manager,


               THE BANK OF NEW YORK and THE CHASE MANHATTAN BANK,
                            as Co-Syndication Agents,

                                       and


                             BANK OF AMERICA, N.A.,
                          as the Agent for the Lenders
                     and respecting the Security Documents,
                  as the Agent for the Lenders and the Holders,
                        to the extent of their interests


                         Dated as of September 27, 1999


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



                                TABLE OF CONTENTS

                                                                            Page
SECTION 1.  THE LOANS........................................................1
SECTION 2.  HOLDER ADVANCES..................................................2
SECTION 3.  SUMMARY OF TRANSACTIONS..........................................2
      3.1.  Operative Agreements.............................................2
      3.2.  Property Purchase................................................2
      3.3.  Construction of Improvements; Commencement of Basic Rent.........3
      3.4.  Ratable Interests of the Lenders.................................3
      3.5.  Permitted Facility...............................................3
      3.6.  Sole Lead Arranger, Book Manager and Co-Syndication Agents Have
            Limited Obligation...............................................4

SECTION 4.  THE CLOSINGS.....................................................4
      4.1.  Initial Closing Date.............................................4
      4.2.  Initial Closing Date; Property Closing Dates; Acquisition
            Advances; Construction Advances..................................4

SECTION 5. FUNDING OF ADVANCES; CONDITIONS PRECEDENT; REPORTING REQUIREMENTS ON COMPLETION DATE; THE LESSEE'S DELIVERY OF NOTICES; RESTRICTIONS
ON LIENS.....................................................................4
      5.1.  General..........................................................4
      5.2.  Procedures for Funding...........................................5
      5.3. Conditions Precedent for the Lessor, the Agent, the Lenders and the Holders Relating to the Initial Closing Date and the Advance
            of Funds for the Acquisition of a Property.......................7
      5.4. Conditions Precedent for the Lessor, the Agent, the Lenders and the Holders Relating to the Advance of Funds after the Acquisition
            Advance.........................................................12
      5.5.  Additional Reporting and Delivery Requirements on Completion Date
            and on Construction Period Termination Date.....................14
      5.6.  The Construction Agent Delivery of Construction Budget
            Modifications...................................................14
      5.7.  Restrictions on Liens...........................................15
      5.8.  [Reserved]......................................................15
      5.9.  Maintenance of the Lessee as a Wholly-Owned Entity..............15
      5.10. Payments........................................................15
      5.11. Unilateral Right to Increase the Holder Commitments and the
            Lender Commitments..............................................15
      5.12. Pay-Out of Lenders and Holders Not Consenting to any Renewal.
            Term............................................................16
      5.13. Advance on the Initial Closing Date may be Prepaid and remain available for later Advances....................................16

SECTION 6.  REPRESENTATIONS AND WARRANTIES..................................16
      6.1.  Representations and Warranties of the Borrower..................16
      6.2.  Representations and Warranties of the Credit Parties............19
      6.3.  Representations and Warranties of the Initial Holders...........29

SECTION 6B.  GUARANTY.......................................................30
      6B.1. Guaranty of Payment and Performance.............................30

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      6B.2. Obligations Unconditional.......................................30
      6B.3. Modifications...................................................31
      6B.4. Waiver of Rights................................................32
      6B.5. Reinstatement...................................................32
      6B.6. Remedies........................................................33
      6B.7. Limitation of Guaranty..........................................33

SECTION 7. PAYMENT OF CERTAIN EXPENSES......................................34
      7.1.  Transaction Expenses............................................34
      7.2.  No Broker, etc..................................................35
      7.3.  Certain Fees and Expenses.......................................35
      7.4.  Unused Fee......................................................36
      7.5.  Administrative Fee..............................................36
      7.6.  Upfront Fee.....................................................36

SECTION 8.  OTHER COVENANTS AND AGREEMENTS..................................36
      8.1.  Cooperation with the Construction Agent or the Lessee...........36
      8.2.  Covenants of the Owner Trustee and the Holders..................37
      8.3.  Credit Party Covenants, Consent and Acknowledgment..............39
      8.4.  Sharing of Certain Payments.....................................52
      8.5.  Grant of Easements, etc.........................................52
      8.6.  Appointment by the Agent, the Lenders, the Holders and the Owner
            Trustee.........................................................54
      8.7.  Collection and Allocation of Payments and Other Amounts.........55
      8.8.  Release of Properties, etc......................................58
      8.9.  Refinancing.....................................................61
      8.10  Special Provisions Regarding Unqualified Lessee Obligations.....61

SECTION 9.  CREDIT AGREEMENT AND TRUST AGREEMENT............................64
      9.1.  The Construction Agent's and the Lessee's Credit Agreement
            Rights..........................................................64
      9.2.  The Construction Agent's and the Lessee's Trust Agreement
            Rights..........................................................65
      9.3.  Effect of Defaults by the Lessor, Owner Trustee or Trust
            Company.........................................................65

SECTION 10.  TRANSFER OF INTEREST...........................................66
      10.1. Restrictions on Transfer........................................66
      10.2. Effect of Transfer..............................................67

SECTION 11.  INDEMNIFICATION................................................68
      11.1. General Indemnity...............................................68
      11.2. General Tax Indemnity...........................................72
      11.3. Increased Costs, Illegality, etc................................77
      11.4. Funding/Contribution Indemnity..................................80
      11.5. [Reserved]......................................................80
      11.6. Additional Provisions Regarding Environmental Indemnification...80
      11.7. Additional Provisions Regarding Indemnification.................80
      11.8. Indemnifications Provided by the Owner Trustee in Favor of the
            Other Indemnified Persons.......................................81
      11.9. Limits on Indemnification; Subrogation..........................82

SECTION 12.  MISCELLANEOUS..................................................82
      12.1. Survival of Agreements..........................................82
      12.2. Notices.........................................................82

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

      12.3. Counterparts....................................................84
      12.4. Terminations, Amendments, Waivers, Etc.; Unanimous Vote Matters.85
      12.5. Headings, etc...................................................86
      12.6. Parties in Interest.............................................86
      12.7. Governing Law; Submission to Jurisdiction; Waiver of Jury Trial;
            Venue...........................................................87
      12.8. Severability....................................................87
      12.9. Liability Limited...............................................87
      12.10 Rights of the Credit Parties....................................89
      12.11 Further Assurances..............................................89
      12.12 Calculations under Operative Agreements.........................90
      12.13 Confidentiality.................................................90
      12.14 Financial Reporting/Tax Characterization........................90
      12.15 Set-off.........................................................91

SCHEDULES
---------

Schedule 1      -       Legal Description for Land

Schedule 2      -       Development Contracts

Schedule 3      -       Title Report

Schedule 4      -       Required Consents and Authorizations

Schedule 5      -       Investment Advisers

Schedule 6      -       Broker-Dealers

Schedule 7      -       Subsidiaries

Schedule 8      -       Indebtedness

Schedule 8.8    -       Site Plan

Schedule 9      -       Liens


EXHIBITS
--------

A - Form of Requisition - Sections 4.2, 5.2, 5.3 and 5.4

B - [Reserved]

C - Form of Officer's Certificate - Section 5.3(z)

D - Form of Secretary's Certificate - Section 5.3(aa)

E - Form of Officer's Certificate - Section 5.3(cc)

F - Form of Secretary's Certificate - Section 5.3(dd)

G - Form of Outside Counsel Opinion for the Owner Trustee - Section 5.3(ee)

H - Form of Outside Counsel and In-House Opinions for the Lessee - Section
    5.3(ff)

I - Form of Officer's Certificate - Section 5.5

J - [Reserved]


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

K - Description of Material Litigation - Section 6.2(d)

L - State  of  Incorporation/Formation  and  Principal  Place of  Business  of
    Guarantor - Section 6.2(i)



Appendix A - Rules of Usage and Definitions



                                       v
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                             PARTICIPATION AGREEMENT


     THIS PARTICIPATION AGREEMENT dated as of September 27, 1999 (as amended, modified, extended, supplemented, restated and/or replaced from time to time, this "Agreement") is by and among FRANKLIN TEMPLETON CORPORATE SERVICES, INC., a Delaware corporation (the "Lessee" or the "Construction Agent"); FRANKLIN RESOURCES, INC., a Delaware corporation, as guarantor (the "Guarantor"); FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not individually (in its individual capacity, the "Trust Company"), except as expressly stated herein, but solely as the Owner Trustee under the FRI Trust 1999-1 (the "Owner Trustee", the "Borrower" or the "Lessor"); the various banks and other lending institutions which are parties hereto from time to time as holders of certificates issued with respect to the FRI Trust 1999-1 (subject to the definition of Holders in Appendix A hereto, individually, a "Holder" and collectively, the "Holders", it being understood that all obligations of the Holders set forth herein and in the other Operative Agreements are personal obligations of the Holders undertaken in their individual capacities); the various banks and other lending institutions which are parties hereto from time to time as lenders (subject to the definition of Lenders in Appendix A hereto, individually, a "Lender" and collectively, the "Lenders"); and BANK OF AMERICA, N.A., a national banking association, as the agent for the Lenders and respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests (in such capacity, the "Agent"). Capitalized terms used but not otherwise defined in this Agreement shall have the meanings set forth in Appendix A hereto.

     In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:


                              SECTION 1. THE LOANS.

     Subject to the terms and conditions of this Agreement and the other Operative Agreements and in reliance on the representations and warranties of each of the parties hereto contained herein or made pursuant hereto, the Lenders have agreed to make Loans to the Lessor from time to time in an aggregate principal amount of up to the aggregate amount of the Commitments of the Lenders in order for the Lessor to acquire the Properties and certain Improvements, to develop and construct certain Improvements in accordance with the Agency Agreement and the terms and provisions hereof and for the other purposes described herein, and in consideration of the receipt of proceeds of the Loans, the Lessor will issue the Notes. The Loans shall be made and the Notes shall be issued pursuant to the Credit Agreement. Pursuant to Section 5 of this Agreement and Section 2 of the Credit Agreement, the Loans will be made to the Lessor from time to time at the request of the Construction Agent in consideration for the Construction Agent agreeing for the benefit of the Lessor, pursuant to the Agency Agreement, to acquire the Properties, to acquire the Equipment, to construct certain Improvements and to cause the Lessee to lease the Properties, each in accordance with the Agency Agreement and the other Operative Agreements.

The Loans and the obligations of the Lessor under the Credit Agreement shall be secured by the Collateral.

                           SECTION 2. HOLDER ADVANCES.

     Subject to the terms and conditions of this Agreement and the other Operative Agreements and in reliance on the representations and warranties of each of the parties hereto contained herein or made pursuant hereto, on each date Advances are requested to be made in accordance with Section 5 hereof, each Holder shall make a Holder Advance on a pro rata basis to the Lessor with respect to the FRI Trust 1999-1 based on its Holder Commitment in an amount in immediately available funds such that the aggregate of all Holder Advances on such date shall be three percent (3%) of the amount of the Requested Funds on such date; provided, that no Holder shall be obligated for any Holder Advance in excess of its pro rata share of the Available Holder Commitment. The aggregate amount of Holder Advances shall be up to the aggregate amount of the Holder Commitments. No prepayment or any other payment with respect to any Advance shall be permitted such that the Holder Advance with respect to such Advance is less than three percent (3%) of the outstanding amount of such Advance, except in connection with termination or expiration of the Term or in connection with the exercise of remedies relating to the occurrence of a Lease Event of Default. The representations, warranties, covenants and agreements of the Holders herein and in the other Operative Agreements are several, and not joint or joint and several.

                       SECTION 3. SUMMARY OF TRANSACTIONS.

     3.1. OPERATIVE AGREEMENTS.

     On the date hereof, each of the respective parties hereto and thereto shall execute and deliver this Agreement, the Lease, each applicable Ground Lease, the Agency Agreement, the Credit Agreement, the Notes, the Trust Agreement, the Certificates, the Security Agreement, each applicable Mortgage Instrument and such other documents, instruments, certificates and opinions of counsel as agreed to by the parties hereto. Effective on such date, the obligations of Lessee and Guarantor under that certain Indemnification Agreement, dated as of July 1, 1999, among the Owner Trustee, the Lessee, the Guarantor and Bank of America National Trust and Savings Association (a predecessor to Bank of America, N.A.), shall be null, void and of no further force or effect.

     3.2. PROPERTY PURCHASE.

     On each Property Closing Date and subject to the terms and conditions of this Agreement (a) the Holders will each make a Holder Advance in accordance with Sections 2 and 5 of this Agreement and the terms and provisions of the Trust Agreement, (b) the Lenders will each make Loans in accordance with Sections 1 and 5 of this Agreement and the terms and provisions of the Credit Agreement, (c) the Lessor will purchase and acquire good and marketable title to or ground lease pursuant to a Ground Lease, the applicable Property, each to be within an Approved State, identified by the Construction Agent, in each case pursuant to a Deed, Bill of Sale or Ground Lease, as the case may be, and grant the Agent a lien on such Property by execution of the required Security Documents, (d) the Agent, the Lessee and the Lessor shall execute and deliver a Lease Supplement relating to such Property and (e) the Basic Term shall commence with respect to such Property.

     3.3. CONSTRUCTION OF IMPROVEMENTS; COMMENCEMENT OF BASIC RENT.

     Construction Advances will be made with respect to particular Improvements to be constructed and with respect to ongoing Work regarding the Equipment and construction of particular Improvements, in each case, pursuant to the terms and conditions of this Agreement and the Agency Agreement. The Construction Agent will act as a construction agent on behalf of the Lessor respecting the Work regarding the Equipment, the construction of such Improvements and the expenditures of the Construction Advances related to the foregoing. The Construction Agent shall promptly notify the Lessor upon Completion of the Improvements and the Lessee shall commence to pay Basic Rent as of the Rent Commencement Date.

     3.4. RATABLE INTERESTS OF THE LENDERS.

     Each Lender agrees at all times (a) to hold the same ratable portion of the aggregate Lender Commitment for Tranche A Loans and the aggregate Lender Commitment for Tranche B Loans and (b) to make advances consistent with such committed amounts referenced in Section 3.4(a) in accordance with the requirements of the Operative Agreements.

     3.5. PERMITTED FACILITY.

     The Credit Parties, the Owner Trustee, the Agent, the Lenders and the Holders hereby acknowledge and agree that notwithstanding anything to the contrary in the Operative Agreements:

          (a) There shall be only one Property acquired by the Owner Trustee and developed by the Construction Agent and leased by the Lessee pursuant to the Operative Agreements, which Property is the Permitted Facility, which shall be constructed on the Land described in Schedule 1 attached hereto (subject to the provisions of Section 8.8(b) of this Agreement, relating to the confinement of the Land to the Leased Parcel, as described therein);

          (b) There shall be only one Property Closing Date which shall occur on the Initial Closing Date;

          (c) In the event of any conflict or inconsistency of the provisions of this Section 3.5 and the provisions of any of the Operative Agreements (including without limitation the definitions of terms set forth in Appendix A to this Agreement), the provisions of this Section 3.5 shall govern and control.

     3.6. SOLE LEAD ARRANGER, BOOK MANAGER AND CO-SYNDICATION AGENTS HAVE LIMITED OBLIGATION.

     Notwithstanding that Banc of America Securities, LLC is referenced on the first page of this Agreement as the sole lead arranger and book manager and that The Bank of New York and The Chase Manhattan Bank are referenced on the first page of this Agreement as co-syndication agents, none of those entities (in the referenced capacities) shall have any obligation under any of the Operative
Agreements except to perform the obligations of an Indemnified Person in accordance with the provisions of Section 11.


                            SECTION 4. THE CLOSINGS.

      4.1.  INITIAL CLOSING DATE.

     All documents and instruments required to be delivered on the Initial Closing Date shall be delivered at the offices of Moore & Van Allen, PLLC, Charlotte, North Carolina, or at such other location as may be determined by the Lessor, the Agent and the Lessee.

      4.2.  INITIAL  CLOSING  DATE;  PROPERTY  CLOSING  DATES;   ACQUISITION
ADVANCES; CONSTRUCTION ADVANCES.

     The Construction Agent shall deliver to the Agent a requisition (a "Requisition"), in the form attached hereto as Exhibit A in connection with (a) the Transaction Expenses and other fees, expenses and disbursements payable, pursuant to Section 7.1, by the Lessor and (b) each Acquisition Advance pursuant to Section 5.3 and (c) each Construction Advance pursuant to Section 5.4. No Requisition shall be required for the Lenders and the Holders to make Advances pursuant to or in connection with Sections 7.1(a), 7.1(b) and 11.8 or to fund amounts pursuant to Section 18.1 of the Lease.

              SECTION 5. FUNDING OF ADVANCES; CONDITIONS PRECEDENT;
                   REPORTING REQUIREMENTS ON COMPLETION DATE;
            THE LESSEE'S DELIVERY OF NOTICES; RESTRICTIONS ON LIENS.

      5.1.  GENERAL.

          (a) To the extent funds have been advanced to the Lessor as Loans by the Lenders and to the Lessor as Holder Advances by the Holders, the Lessor will use such funds from time to time in accordance with the terms and conditions of this Agreement and the other Operative Agreements (i) at the direction of the Construction Agent to acquire the Properties in accordance with the terms of this Agreement, the Agency Agreement and the other Operative Agreements and to pay during the Construction Period for each Construction Period Property, as applicable, all Hard Costs, Soft Costs, costs of ownership and operation of such Construction Period Property (including, without limitation, real estate taxes, insurance, utilities and the sums payable by the Lessee under Section 3.3 of the Lease and Section

     8.3(q) hereof as a result of Lessee's agreement to pay the amounts payable by the ground lessee in connection with the commencement of the Ground Lease) and all ground rent and any other sums payable under the Ground Lease by the ground lessee thereunder (to the extent such obligations are payable by the Lessee under the Lease), (ii) to make Advances to the Construction Agent to permit the acquisition, testing, engineering, installation, development, construction, modification, design, and renovation, as applicable, of the Properties (or components thereof) in accordance with the terms of the Agency Agreement and the other Operative Agreements (including, in connection with an Acquisition Advance, to pay or reimburse Lessee for such costs incurred prior to the applicable Property Closing Date, as such costs are listed on the Requisition relating to such Acquisition Advance) and (iii) to pay Transaction Expenses, fees, expenses and other disbursements payable by the Lessor under Sections 7.1(a), 7.1(b) and 11.8 or to fund amounts pursuant to Section 18.1 of the Lease.

          (b) In lieu of the payment of interest on the Loans and Holder Yield on the Holder Advances on any Scheduled Interest Payment Date with respect to any Property during the period prior to the Rent Commencement Date with respect to such Property and subject to Section 5.11, (i) each Lender's Loan shall automatically be increased by the amount of interest accrued and unpaid on such Loan for such period (except to the extent that at any time such increase would cause such Lender's Loan to exceed such Lender's Available Commitment, in which case the Lessee shall pay such excess amount to such Lender in immediately available funds on the date such Lender's Available Commitment was exceeded), and (ii) each Holder's Holder Advance shall automatically be increased by the amount of Holder Yield accrued and unpaid on such Holder Advance for such period (except to the extent that at any time such increase would cause the Holder Advance of such Holder to exceed such Holder's Available Holder Commitment, in which case the Lessee shall pay such excess amount to such Holder in immediately available funds on the date the Available Holder Commitment of such Holder was exceeded). Such increases in a Lender's Loan and a Holder's Holder Advance shall occur without any disbursement of funds by any Person.

     5.2. PROCEDURES FOR FUNDING.

          (a) The Construction Agent shall designate the date for Advances hereunder in accordance with the terms and provisions hereof; provided, however, it is understood and agreed that no more than two (2) Advances
     (excluding any conversion and/or continuation of any Loan or Holder Advance) may be requested during any calendar month and no such designation from the Construction Agent is required for funding of Transaction Expenses, fees, expenses and other disbursements payable by the Lessor pursuant to or in connection with Sections 7.1(a), 7.1(b) and 11.8 or to fund amounts pursuant to Section 18.1 of the Lease. Not less than (i) three
     (3) Business Days prior to the date that the first Advance is requested hereunder and (ii) three (3) Business Days prior to the date on which any subsequent Acquisition Advance or Construction Advance is to be made, the Construction Agent shall deliver to the Agent, (A) with respect to the date that the first Advance is requested hereunder and each subsequent
     Acquisition Advance, a Requisition as described in Section 4.2 hereof (including without limitation a legal description of the Land covered by the Ground Lease, a schedule of the Improvements, if any, and a schedule of the Equipment, if any, acquired or to be acquired on such date, and a schedule of the Work, if any, to be performed, each of the foregoing in a form reasonably acceptable to the Agent) and (B) with respect to each Construction Advance, a Requisition identifying (among other things) the Property to which such Construction Advance relates.

          (b) Each Requisition shall: (i) be irrevocable, (ii) request funds in an amount that is not in excess of the total aggregate of the Available Commitments plus the Available Holder Commitments at such time, and (iii) request that the Holders make Holder Advances and that the Lenders make Loans to the Lessor for the payment of Transaction Expenses, Property Acquisition Costs (in the case of an Acquisition Advance) or other Property Costs (in the case of a Construction Advance) that have previously been incurred or are to be incurred on the date of such Advance to the extent such were not subject to a prior Requisition or other Property Costs as are otherwise requested pursuant to Section 5.13, in each case as specified in the Requisition.

          (c) Subject to the satisfaction of the conditions precedent set forth in Sections 5.3 or 5.4, as applicable, on each Property Closing Date or the date on which the Construction Advance is to be made, as applicable, (i) the Lenders shall make Loans based on their respective Lender Commitments to the Lessor in an aggregate amount equal to ninety-seven percent (97%) of the Requested Funds specified in any Requisition plus any additional amount of Transaction Expenses as referenced in Sections 7.1(a) and 7.1(b), any additional amount respecting any indemnity payment as referenced in Section
     11.8 and any additional amount pursuant to Section 18.1 of the Lease, unless any such funding of Transaction Expenses or any indemnity payment is declined in writing by each Lender and each Holder ratably between the Tranche A Lenders and the Tranche B Lenders with the Tranche A Lenders funding eight-five percent (85%) of the Requested Funds and the Tranche B Lenders funding twelve percent (12%) of the Requested Funds), up to an aggregate principal amount equal to the aggregate of the Available Commitments, (ii) the Holders shall make Holder Advances based on their respective Holder Commitments in an aggregate amount equal to three percent (3%) of the Requested Funds specified in such Requisition plus any additional amount of Transaction Expenses as referenced in Sections 7.1(a) and 7.1(b), any additional amount respecting any indemnity payment as referenced in Section 11.8 and any additional amount pursuant to Section
     18.1 of the Lease, unless any such funding of Transaction Expenses or any indemnity payment is declined in writing by each Lender and each Holder, up to the aggregate advanced amount equal to the aggregate of the Available Holder Commitments; and (iii) the total amount of such Loans and Holder Advances made on such date shall (x) be used by the Lessor to pay Property Costs including Transaction Expenses within three (3) Business Days of the receipt by the Lessor of such Advance or (y) be advanced by the Lessor on the date of such Advance to the Construction Agent or the Lessee to pay Property Costs, as applicable. Notwithstanding that the Operative

     Agreements (including the previous provisions of this Section 5.2(c)) state that Advances shall be directed to the Lessor, each Advance shall in fact be directed to the Construction Agent (for the benefit of the Lessor) and applied by the Construction Agent (for the benefit of the Lessor) pursuant to the requirements imposed on the Lessor under the Operative Agreements.

          (d) With respect to an Advance obtained by the Lessor to pay for Property Costs and/or Transaction Expenses or other costs payable under Sections 7.1(a), 7.1(b) or 11.8 hereof or any additional amount pursuant to
     Section 18.1 of the Lease and not expended by the Lessor for such purpose on the date of such Advance, such amounts shall be held by the Lessor (or the Agent on behalf of the Lessor) until the applicable closing date or payment date or, if such closing date or payment date does not occur within three (3) Business Days of the date of the Lessor's receipt of such Advance, shall be applied regarding the applicable Advance to repay the Lenders and the Holders and, subject to the terms hereof, and of the Credit Agreement and the Trust Agreement, shall remain available for future Advances. Any such amounts held by the Lessor (or the Agent on behalf of the Lessor) shall be subject to the lien of the Security Agreement. In addition, any amount prepaid by the Construction Agent regarding any Advance made pursuant to Section 5.13 hereof also shall remain available for future Advances.

          (e) All Operative Agreements which are to be delivered to the Lessor, the Agent, the Lenders or the Holders shall be delivered to the Agent, on behalf of the Lessor, the Agent, the Lenders or the Holders, and such items (except for Notes, Certificates, Bills of Sale, the Ground Leases and chattel paper originals, with respect to which in each case there shall be only one original) shall be delivered with originals sufficient for the Lessor, the Agent, each Lender and each Holder. All other items which are to be delivered to the Lessor, the Agent, the Lenders or the Holders shall be delivered to the Agent, on behalf of the Lessor, the Agent, the Lenders or the Holders, and such other items shall be held by the Agent. To the extent any such other items are requested in writing from time to time by the Lessor, any Lender or any Holder, the Agent shall provide a copy of such item to the party requesting it.

          (f) Notwithstanding the completion of any closing under this Agreement pursuant to Sections 5.3 or 5.4, each condition precedent in connection with any such closing may be subsequently enforced by the Agent (unless such has been expressly waived in writing by the Agent).

      5.3. CONDITIONS PRECEDENT FOR THE LESSOR, THE AGENT, THE LENDERS AND THE HOLDERS RELATING TO THE INITIAL CLOSING DATE AND THE ADVANCE OF FUNDS FOR THE ACQUISITION OF A PROPERTY.

     The obligations (i) on the Initial Closing Date of the Lessor, the Agent, the Lenders and the Holders to enter into the transactions contemplated by this Agreement, including without limitation the obligation to execute and deliver the applicable Operative Agreements to which each is a party on the Initial Closing Date, (ii) on the Initial Closing Date of the Holders to make Holder

Advances and of the Lenders to make Loans in order to pay Transaction Expenses, fees, expenses and other disbursements payable by the Lessor under Sections 5.13 and 7.1(a) of this Agreement and (iii) on a Property Closing Date for the purpose of providing funds to the Lessor necessary to pay the Transaction Expenses, fees, expenses and other disbursements payable by the Lessor under
Section 7.1(b) of this Agreement and to acquire or ground lease a Property (an "Acquisition Advance"), in each case (with regard to the foregoing Sections 5.3(i), (ii) and (iii)) are subject to the satisfaction or waiver of the following conditions precedent on or prior to the Initial Closing Date or the applicable Property Closing Date, as the case may be (to the extent such conditions precedent require the delivery of any agreement, certificate, instrument, memorandum, legal or other opinion, appraisal, commitment, title insurance commitment, lien report or any other document of any kind or type, such shall be in form and substance satisfactory to the Agent, in its reasonable discretion; notwithstanding the foregoing, the obligations of each party shall not be subject to any conditions contained in this Section 5.3 which are required to be performed by such party):

          (a) subject to Section 8.10, the correctness of the representations and warranties of the parties to this Agreement contained herein, in each of the other Operative Agreements and each certificate delivered pursuant to any Operative Agreement on each such date;

          (b) subject to Section 8.10, the performance by the parties to this Agreement of their respective agreements contained herein and in the other Operative Agreements to be performed by them on or prior to each such date;

          (c) the Agent shall have received a fully executed counterpart copy of the Requisition, appropriately completed;

          (d) title to each such Property shall conform to the representations and warranties set forth in Section 6.2(l) hereof;

          (e) the Construction Agent shall have delivered to the Agent a good standing certificate for the Construction Agent in the state where each such Property is located, the Deed with respect to the Land and existing Improvements (if any), a copy of the Ground Lease (if any), and a copy of the Bill of Sale with respect to the Equipment (if any), respecting such of the foregoing as are being acquired or ground leased on each such date with the proceeds of the Loans and Holder Advances or which have been previously acquired or ground leased with the proceeds of the Loans and Holder Advances and such Land, existing Improvements (if any) and Equipment (if any) shall be located in an Approved State;

          (f) there shall not have occurred and be continuing any Default or Event of Default under any of the Operative Agreements and no Default or Event of Default under any of the Operative Agreements will have occurred after giving effect to the Advance requested by each such Requisition;

          (g) the Construction Agent shall have delivered to the Agent title insurance commitments to issue policies respecting each such Property, with such endorsements as the Agent deems necessary, in favor of the Lessor and the Agent from a title insurance company acceptable to the Agent, but only with such title exceptions thereto as are acceptable to the Agent;

          (h) the Construction Agent shall have delivered to the Agent an environmental site assessment respecting each such Property prepared by an independent recognized professional acceptable to the Agent and evidencing no pre-existing environmental condition with respect to which there is more than a remote risk of loss;

          (i) the Construction Agent shall have delivered to the Agent a survey (with a flood hazard certification) respecting each such Property prepared by (i) an independent recognized professional acceptable to the Agent and
     (ii) in a manner and including such information as is required by the Agent;

          (j) unless such an opinion has previously been delivered with respect to a particular state, the Construction Agent shall have caused to be delivered to the Agent a legal opinion in a form that is acceptable to the Agent with respect to local law real property issues respecting the state in which each such Property is located addressed to the Lessor, the Agent, the Lenders and the Holders, from counsel located in the state where each such Property is located, prepared by counsel acceptable to the Agent;

          (k) [Reserved];

          (l) the Construction Agent shall have delivered to the Agent invoices for, or other reasonably satisfactory evidence of, the various Transaction Expenses and other fees, expenses and disbursements referenced in Sections 7.1(a) or 7.1(b) of this Agreement, as appropriate;

          (m) the Lessor and the Construction Agent shall have caused to be delivered to the Agent a Mortgage Instrument (in such form as is acceptable to the Agent, with revisions as necessary to conform to applicable state law), Lessor Financing Statements and Lender Financing Statements respecting each such Property, all fully executed and in recordable form;

          (n) the Lessee shall have delivered to the Agent with respect to each such Property a Lease Supplement and a memorandum (or short form lease) regarding the Lease and such Lease Supplement (such memorandum or short form lease to be in the form attached to the Lease as Exhibit B or in such other form as is acceptable to the Agent, with modifications as necessary to conform to applicable state law, and in form suitable for recording);

          (o) with respect to each Acquisition Advance, the sum of the Available Commitment plus the Available Holder Commitment (after giving effect to the

     Acquisition Advance) will be sufficient to pay the costs identified on the Construction Budget (exclusive of tenant improvements not to be financed with Advances);

          (p)  if  any  such  Property  is  subject  to  a  Ground  Lease,   the
     Construction Agent shall have caused a lease memorandum (or short form lease) to be delivered to the Agent for such Ground Lease;

          (q) counsel (acceptable to the Agent) for the ground lessor of each such Property subject to a Ground Lease shall have issued to the Lessor, the Agent, the Lenders and the Holders, its opinion;

          (r) the Construction Agent shall have delivered to the Agent a preliminary Construction Budget for each such Property, if applicable;

          (s) the Construction Agent shall have provided evidence to the Agent of insurance with respect to each such Property as provided in the Lease (provided, casualty insurance shall not be required until construction of the Improvements shall have commenced);

          (t) the Construction Agent shall have caused an Appraisal regarding each such Property (showing an appraised value for such Property as completed equal to at least ninety percent (90%) of the budgeted Property Cost for such Property) to be provided to the Agent from an appraiser selected by the Agent;

          (u) the Construction Agent shall cause (i) Uniform Commercial Code lien searches, tax lien searches and judgment lien searches regarding the Lessee to be conducted (and copies thereof to be delivered to the Agent) in such jurisdictions as determined by the Agent by a nationally recognized search company acceptable to the Agent and (ii) the liens referenced in such lien searches which affect the Collateral and are objectionable to the Agent to be either removed or otherwise handled in a manner satisfactory to the Agent;

          (v) all taxes, fees and other charges in connection with the execution, delivery, recording, filing and registration of the Operative Agreements and/or documents related thereto shall have been paid or provisions for such payment shall have been made to the satisfaction of the Agent;

          (w) [Reserved];

          (x) each of the Operative Agreements to be entered into on such date shall have been duly authorized, executed and delivered by the parties thereto, and shall be in full force and effect, and the Agent shall have received a fully executed copy of each of the Operative Agreements;

          (y) since the date of the most recent audited financial statements (as delivered pursuant to the requirements of the Lessee Credit Agreement) of the Guarantor, there shall not have occurred any event, condition or state of facts which has had or could reasonably be expected to have a Material Adverse Effect, other than as specifically contemplated by the Operative Agreements;

          (z) as of the Initial Closing Date only, the Agent shall have received an Officer's Certificate, dated as of the Initial Closing Date, of the Lessee in the form attached hereto as Exhibit C or in such other form as is acceptable to the Agent stating that (i) each and every representation and warranty of each Credit Party contained in the Operative Agreements to which it is a party is true and correct on and as of the Initial Closing Date; (ii) no Default or Event of Default by any Credit Party has occurred and is continuing under any Operative Agreement; (iii) each Operative Agreement to which any Credit Party is a party is in full force and effect with respect to it; and (iv) each Credit Party has duly performed and complied with all covenants, agreements and conditions contained herein or in any Operative Agreement required to be performed or complied with by it on or prior to the Initial Closing Date;

          (aa) as of the Initial Closing Date only, the Agent shall have received (i) a certificate of the Secretary or an Assistant Secretary of each Credit Party, dated as of the Initial Closing Date, in the form attached hereto as Exhibit D or in such other form as is acceptable to the Agent attaching and certifying as to (1) the resolutions of the Board of Directors of such Credit Party duly authorizing the execution, delivery and performance by such Credit Party of each of the Operative Agreements to which it is or will be a party, (2) the articles of incorporation of such Credit Party certified as of a recent date by the Secretary of State of its state of incorporation and its by-laws and (3) the incumbency and signature of persons authorized to execute and deliver on behalf of such Credit Party the Operative Agreements to which it is or will be a party and (ii) a good standing certificate (or local equivalent) from the respective states where such Credit Party is incorporated and where the principal place of business of such Credit Party is located as to its good standing in each such state. To the extent any Credit Party is a partnership, a limited liability company or is otherwise organized, such Person shall deliver to the Agent (in form and substance satisfactory to the Agent) as of the Initial Closing Date (A) a certificate regarding such Person and any corporate general partners covering the matters described in Exhibit D and (B) a good standing certificate, a certificate of limited partnership or a local equivalent of either of the foregoing, as applicable;

          (bb) [Reserved];

          (cc) as of the Initial Closing Date only, the Agent shall have received an Officer's Certificate of the Lessor dated as of the Initial Closing Date in the form attached hereto as Exhibit E or in such other form as is acceptable to the Agent, stating that (i) each and every representation and warranty of the Lessor contained in the Operative Agreements to which it is a party is true and correct on and as of the Initial Closing Date, (ii) each Operative Agreement to which the Lessor is a party is in full force and effect with respect to it and (iii) the Lessor has duly performed and complied with all covenants, agreements and conditions contained herein or in any Operative Agreement required to be performed or complied with by it on or prior to the Initial Closing Date;

          (dd) as of the Initial Closing Date only, the Agent shall have received (i) a certificate of the Secretary, an Assistant Secretary, Trust Officer or Vice President of the Trust Company in the form attached hereto as Exhibit F or in such other form as is acceptable to the Agent, attaching and certifying as to (A) the signing resolutions duly authorizing the execution, delivery and performance by the Lessor of each of the Operative Agreements to which it is or will be a party, (B) its articles of association or other equivalent charter documents and its by-laws, as the case may be, certified as of a recent date by an appropriate officer of the Trust Company and (C) the incumbency and signature of persons authorized to execute and deliver on its behalf the Operative Agreements to which it is a party and (ii) a good standing certificate from the Office of the Comptroller of the Currency;

          (ee) as of the Initial Closing Date only, counsel for the Lessor acceptable to the Agent shall have issued to the Lessee, the Holders, the Lenders and the Agent its opinion in the form attached hereto as Exhibit G or in such other form as is reasonably acceptable to the Agent;

          (ff) as of the Initial Closing Date only, the Construction Agent shall have caused to be delivered to the Agent legal opinions in the form attached hereto as Exhibit H or in such other forms as are acceptable to the Agent, addressed to the Lessor, the Agent, the Lenders and the Holders, from counsel acceptable to the Agent; and

          (gg) as of the Initial Closing Date only, the Construction Agent shall cause (i) tax lien searches and judgment lien searches regarding each Credit Party to be conducted (and copies thereof to be delivered to the Agent) in such jurisdictions as determined by the Agent by a nationally recognized search company acceptable to the Agent and (ii) the liens referenced in such lien searches which affect the Collateral and are objectionable to the Agent to be either removed or otherwise handled in a manner satisfactory to the Agent.

      5.4. CONDITIONS PRECEDENT FOR THE LESSOR, THE AGENT, THE LENDERS AND THE HOLDERS RELATING TO THE ADVANCE OF FUNDS AFTER THE ACQUISITION ADVANCE.

     The obligations of the Holders to make Holder Advances, and the Lenders to make Loans in connection with all requests for Advances subsequent to the acquisition of a Property (and to pay the Transaction Expenses, fees, expenses and other disbursements payable by the Lessor under Section 7.1 of this Agreement in connection therewith) are subject to the satisfaction or waiver of the following conditions precedent (to the extent such conditions precedent require the delivery of any agreement, certificate, instrument, memorandum, legal or other opinion, appraisal, commitment, title insurance commitment, lien report or any other document of any kind or type, such shall be in form and substance satisfactory to the Agent, in its reasonable discretion;

notwithstanding the foregoing, the obligations of each party shall not be subject to any conditions contained in this Section 5.4 which are required to be performed by such party):

          (a) subject to Section 8.10, the correctness on such date of the representations and warranties of the parties to this Agreement contained herein, in each of the other Operative Agreements and in each certificate delivered pursuant to any Operative Agreement;

          (b) subject to Section 8.10, the performance by the parties to this Agreement of their respective agreements contained herein and in the other Operative Agreements to be performed by them on or prior to each such date;

          (c) the Agent shall have received a fully executed counterpart of the Requisition, appropriately completed;

          (d) based upon the applicable Construction Budget which shall satisfy the requirements of this Agreement (as the same may be revised by the Construction Agent in accordance with the Operative Agreements), the Available Commitments and the Available Holder Commitment will be sufficient to complete the Improvements (exclusive of tenant improvements not to be financed with Advances);

          (e) subject to Section 8.10, there shall not have occurred and be continuing any Default or Event of Default under any of the Operative
     Agreements  and no Default or Event of Default  under any of the  Operative
     Agreements will have occurred after giving effect to the Construction Advance requested by the applicable Requisition;

          (f) the title insurance policy delivered in connection with the requirements of Section 5.3(g) shall provide for (or shall be endorsed to provide for) insurance in an amount at least equal to ninety percent (90%) of the maximum total Property Cost indicated by the Construction Budget referred to in subparagraph (d) above and there shall be no title change or exception objectionable to the Agent (other than Permitted Liens);

          (g) the Construction Agent shall have delivered to the Agent copies of the Plans and Specifications for the applicable Improvements;

          (h) if reasonably required by the Agent, the Construction Agent shall have delivered to the Agent invoices for, or other reasonably satisfactory evidence of, any Transaction Expenses and other fees, expenses and disbursements referenced in Section 7.1(b) that are to be paid with the Advance;

          (i) if reasonably required by the Agent, the Construction Agent shall have delivered, or caused to be delivered to the Agent, invoices, Bills of Sale or other documents acceptable to the Agent, in each case with regard to any Equipment or other components of such Property then being acquired with the proceeds of the Loans and Holder Advances and naming the Lessor as purchaser and transferee; and

          (j) all taxes, fees and other charges in connection with the execution, delivery, recording, filing and registration of the Operative Agreements shall have been paid or provisions for such payment shall have been made to the satisfaction of the Agent.


     5.5. ADDITIONAL REPORTING AND DELIVERY REQUIREMENTS ON COMPLETION DATE AND ON CONSTRUCTION PERIOD TERMINATION DATE.

     On or prior to the Completion Date for each Property, the Construction Agent shall deliver to the Agent an Officer's Certificate in the form attached hereto as Exhibit I specifying (a) the address for such Property, (b) the Completion Date for such Property, (c) the aggregate Property Cost for such Property, (d) a breakdown into major budgetary categories of the Property Cost figures and (e) that all representations and warranties of the Construction Agent and Lessee in each of the Operative Agreements and each certificate delivered pursuant thereto are true and correct as of the Completion Date. The Agent shall have the right to contest the information contained in such Officer's Certificate. Furthermore, promptly following, but not more than ten
(10) Business Days after, the Completion Date for each Property (except with respect to the insurance certificate referenced in clause (y) below, which must be delivered on or prior to such Completion Date), the Construction Agent shall deliver or cause to be delivered to the Agent (unless previously delivered to the Agent) originals of the following, each of which shall be in form and substance acceptable to the Agent, in its reasonable discretion: (w) a title insurance endorsement regarding the title insurance policy delivered in connection with the requirements of Section 5.3(g), but only to the extent such endorsement is necessary to provide for insurance in an amount at least equal to ninety percent (90%) of the maximum total Property Cost and, if endorsed, the endorsement shall not include a title change or exception objectionable to the Agent; (x) an as-built survey for such Property, (y) insurance certificates respecting such Property as required hereunder and under the Lease Agreement, and (z) if requested by the Agent, amendments to the Lessor Financing Statements executed by the appropriate parties. In addition, on the Completion Date for such Property the Construction Agent covenants and agrees that the recording fees, documentary stamp taxes or similar amounts required to be paid in connection with the related Mortgage Instrument shall be paid in an amount required by applicable law, subject, however, to the obligations of the Lenders and the Holders to fund such costs to the extent required pursuant to Section 7.1.

     5.6. THE CONSTRUCTION AGENT DELIVERY OF CONSTRUCTION BUDGET MODIFICATIONS.

     The Construction Agent covenants and agrees to deliver to the Agent each month notification of any modification to any Construction Budget regarding any Property if such modification increases the cost to construct such Property by either (x) ten percent (10%) of the original Construction Budget when measured in the aggregate with all prior modifications to the Construction Budget for such Property or (y) an amount which exceeds the sum of the Available Commitments plus the Available Holder Commitments; provided no Construction Budget may be increased unless (a) the title insurance policies referenced in

Section 5.3(g) are also modified or endorsed, if necessary, to provide for insurance in an amount that satisfies the requirements of Section 5.4(f) of this Agreement and (b) after giving effect to any such amendment, the Construction Budget remains in compliance with the requirements of Section 5.4(d) of this Agreement.

     5.7. RESTRICTIONS ON LIENS.

     On each Property Closing Date, the Construction Agent shall cause each Property acquired by the Lessor on such date to be free and clear of all Liens except those Liens referenced in subsection (a) of the definition of Prior Liens. On each date a Property is either sold to a third party in accordance with the terms of the Operative Agreements or, pursuant to Section 22.1(a) of the Lease Agreement, retained by the Lessor, the Lessee shall cause such Property to be free and clear of all Liens (other than those Liens referenced in subsection (b) of the definition of Prior Liens).

     5.8. [RESERVED].

     5.9. MAINTENANCE OF THE LESSEE AS A WHOLLY-OWNED ENTITY.

     From the Initial Closing Date and thereafter until such time as all obligations of all Credit Parties under the Operative Agreements have been satisfied and performed in full, Franklin Resources, Inc. shall retain the Lessee as a Wholly-Owned Entity.

     5.10. PAYMENTS.

     All payments of principal, interest, Holder Advances, Holder Yield and other amounts to be made by the Construction Agent or the Lessee under this Agreement or any other Operative Agreements (excluding Excepted Payments which shall be paid directly to the party to whom such payments are owed) shall be made to the Agent at the office designated by the Agent from time to time in Dollars and in immediately available funds, without setoff, deduction, or counterclaim. Subject to the definition of "Interest Period" in Appendix A attached hereto, whenever any payment under this Agreement or any other Operative Agreements shall be stated to be due on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time in such case shall be included in the computation of interest, Holder Yield and fees payable pursuant to the Operative Agreements, as applicable and as the case may be.

     5.11. UNILATERAL RIGHT TO INCREASE THE HOLDER COMMITMENTS AND THE LENDER COMMITMENTS.

     Notwithstanding any other provision of any Operative Agreement or any objection by any Person (including without limitation any objection by any Credit Party), (a) each Holder, in its sole discretion, may unilaterally elect to increase its Holder Commitment in order to fund amounts due and owing pursuant to Sections 7.1(a), 7.1(b) and/or 11.8 and/or any additional amount pursuant to Section 18.1 of the Lease and (b) each Lender, in its sole discretion, may unilaterally elect to increase its Lender Commitment in order to fund amounts due and owing pursuant to Sections 7.1(a), 7.1(b) and/or 11.8 and/or any additional amount pursuant to Section 18.1 of the Lease.

     5.12. PAY-OUT OF LENDERS AND HOLDERS NOT CONSENTING TO ANY RENEWAL TERM.

     No Lender or Holder shall be required to continue its participation in the transactions evidenced by the Operative Agreements during any Renewal Term without the prior consent of such Financing Party. To the extent any Lender or Holder does not expressly agree to continue its participation in such transactions during any Renewal Term but the Lessee has otherwise obtained financing for such Renewal Term, then on the expiration date of the then-current term of the Lease and prior to the commencement of such Renewal Term, each such non-consenting Lender and Holder shall be paid all amounts then due and owing to such party pursuant to the Operative Agreements and shall cease to have any rights or obligations thereunder, except rights that by the terms of the Operative Agreements survive termination of the Operative Agreements (including without limitation rights to indemnification).

     5.13.  INITIAL  ADVANCE  MAY BE  PREPAID  AND  REMAIN  AVAILABLE  FOR LATER
ADVANCES.

     Notwithstanding any provisions to the contrary in the Operative Agreements and only with respect to the initial Advance (whether made on the Initial
Closing Date or thereafter), (a) the Construction Agent may (i) submit a Requisition and receive an Advance for Property Cost (a portion of such Property Cost may not at that time have been incurred and may not be incurred on the Initial Closing Date) and (ii) prepay any part of such Advance and (b) any part of such Advance so prepaid shall remain available for future Advances.


                   SECTION 6. REPRESENTATIONS AND WARRANTIES.

     6.1. REPRESENTATIONS AND WARRANTIES OF THE BORROWER.

     Effective as of the Initial Closing Date and the date of each Advance, the Trust Company in its individual capacity and as the Borrower, as indicated, represents and warrants to each of the other parties hereto as follows, provided, that the representations in the following paragraphs (h), (j) and (k) are made solely in its capacity as the Borrower:

          (a) It is a national banking association and is duly organized and validly existing and in good standing under the laws of the United States of America and has the power and authority to enter into and perform its obligations under the Trust Agreement and (assuming due authorization, execution and delivery of the Trust Agreement by the Holders) has the corporate and trust power and authority to act as the Owner Trustee and to enter into and perform the obligations under each of the other Operative Agreements to which the Trust Company or the Owner Trustee, as the case may be, is or will be a party and each other agreement, instrument and document to be executed and delivered by it on or before such Closing Date or the date of such Advance, as the case may be, in connection with or as contemplated by each such Operative Agreement to which the Trust Company or the Owner Trustee, as the case may be, is or will be a party;

          (b) The execution, delivery and performance of each Operative Agreement to which it is or will be a party, either in its individual capacity or (assuming due authorization, execution and delivery of the Trust Agreement by the Holders) as the Owner Trustee, as the case may be, has been duly authorized by all necessary action on its part and neither the execution and delivery thereof, nor the consummation of the transactions contemplated thereby, nor compliance by it with any of the terms and provisions thereof (i) does or will require any approval or consent of any trustee or holders of any of its indebtedness or obligations, (ii) does or will contravene any Legal Requirement relating to its banking or trust powers, (iii) does or will contravene or result in any breach of or constitute any default under, or (other than pursuant to the Operative Agreements) result in the creation of any Lien upon any of its property under, (A) its charter or by-laws, or (B) any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement or other agreement or instrument to which it is a party or by which it or its properties may be bound or affected, which contravention, breach, default or Lien under clause (B) would materially and adversely affect its ability, in its individual capacity or as the Owner Trustee, to perform its obligations under the Operative Agreements to which it is a party or (iv) does or will require any Governmental Action by any Governmental Authority regulating its banking or trust powers;

          (c) The Trust Agreement and, assuming the Trust Agreement is the legal, valid and binding obligation of the Holders, each other Operative Agreement to which the Trust Company or the Owner Trustee, as the case may be, is or will be a party have been, or on or before such Closing Date or the date of such Advance, as the case may be, will be, duly executed and delivered by the Trust Company or the Owner Trustee, as the case may be, and the Trust Agreement and each such other Operative Agreement to which the Trust Company or the Owner Trustee, as the case may be, is a party constitutes, or upon execution and delivery will constitute, a legal, valid and binding obligation enforceable against the Trust Company or the Owner Trustee, as the case may be, in accordance with the terms thereof;

          (d) There is no action or proceeding pending or, to its knowledge, threatened to which it is or will be a party, either in its individual capacity or as the Owner Trustee, before any Governmental Authority that, if adversely determined, would materially and adversely affect its ability, in its individual capacity or as the Owner Trustee, to perform its obligations under the Operative Agreements to which it is a party or would question the validity or enforceability of any of the Operative Agreements to which it is or will become a party;

          (e) It, either in its individual capacity or as the Owner Trustee, has not assigned or transferred any of its right, title or interest in or under the Lease or the Agency Agreement or its interest in any Property or any portion thereof, except in accordance with the Operative Agreements;

          (f) No Default or Event of Default under the Operative Agreements attributable to it has occurred and is continuing;

          (g) Except as otherwise contemplated in the Operative Agreements, the proceeds of the Loans and Holder Advances shall not be applied by the Owner Trustee, either in its individual capacity or as the Owner Trustee, for any purpose other than the purchase and/or lease of the Properties, the acquisition, installation and testing of the Equipment, the construction of Improvements, the payment of costs referred to in Section 5.1(a), Hard Costs and Soft Costs relating to the Properties and the payment of Transaction Expenses and the fees, expenses and other disbursements referenced in Sections 7.1(a) and 7.1(b) of this Agreement, in each case which accrue prior to the Rent Commencement Date with respect to a particular Property;

          (h) Neither the Owner Trustee nor any Person authorized by the Owner Trustee to act on its behalf has offered or sold any interest in the Trust Estate or the Notes, or in any similar security relating to a Property, or in any security the offering of which for the purposes of the Securities Act would be deemed to be part of the same offering as the offering of the aforementioned securities to, or solicited any offer to acquire any of the same from, any Person other than, in the case of the Notes, the Agent and the Lenders, and neither the Owner Trustee nor any Person authorized by the Owner Trustee to act on its behalf will take any action which would subject, as a direct result of such action alone, the issuance or sale of any interest in the Trust Estate or the Notes to the provisions of Section 5 of the Securities Act or require the qualification of any Operative Agreement under the Trust Indenture Act of 1939, as amended;

          (i) The Owner Trustee's principal place of business, chief executive office and office where the documents, accounts and records relating to the transactions contemplated by this Agreement and each other Operative Agreement are kept are located at 79 South Main Street, Salt Lake City, Utah 84111;

          (j) The Owner Trustee is not engaged principally in, and does not have as one (1) of its important activities, the business of extending credit for the purpose of purchasing or carrying any margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System of the United States), and no part of the proceeds of the Loans or the Holder Advances will be used by it to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock or for any purpose that violates, or is inconsistent with, the provisions of Regulations T, U, or X of the Board of Governors of the Federal Reserve System of the United States;

          (k) The Owner Trustee is not an "investment company" or a company controlled by an "investment company" within the meaning of the Investment Company Act;

          (l) Each Property is free and clear of all Lessor Liens attributable to the Owner Trustee, either in its individual capacity or as the Owner Trustee;

          (m) Except as authorized by the Holders and consented to by the Lenders pursuant to Section 2.2(b) of the Trust Agreement, the Owner Trustee, in its trust capacity, is not a party to any documents, instruments or agreements other than the Operative Agreements executed by the Owner Trustee, in its trust capacity; and

          (n) Since the Initial Closing Date, there has been no occurrence or event which has had a material adverse effect on (i) the business, assets, properties, financial condition, operations, prospects or rights or interests of the Owner Trustee, which individually or in the aggregate has caused directly or indirectly net income (as determined in accordance with GAAP) for any fiscal quarter to be less than zero or (ii) the ability of the Owner Trustee to perform its obligations under any Operative Agreement to which it is a party.

     6.2. REPRESENTATIONS AND WARRANTIES OF THE CREDIT PARTIES.

     Effective as of the Initial Closing Date, the date of each Advance and the Rent Commencement Date, each Credit Party represents and warrants to each of the other parties hereto that:

          (a) The Lessee has delivered to the Agent the financial statements and other reports referred to in Sections 5.1 and 5.2 of the Lessee Credit Agreement for the annual period ending on September 30, 1998 and the quarterly period ending on June 30, 1999;

          (b) The execution and delivery by each Credit Party of this Agreement and the other applicable Operative Agreements as of such date and the performance by each Credit Party of its respective obligations under this Agreement and the other applicable Operative Agreements are within the corporate, partnership or limited liability company (as the case may be) powers of each Credit Party, have been duly authorized by all necessary corporate, partnership or limited liability company (as the case may be) action on the part of each Credit Party (including without limitation any necessary shareholder action), have been duly executed and delivered, have received all necessary governmental approval, and do not and will not (i) violate any Legal Requirement which is binding on any Credit Party or any of its Subsidiaries, (ii) contravene or conflict with, or result in a breach of, any provision of the Articles of Incorporation, By-Laws or other organizational documents of any Credit Party or any of its Subsidiaries or of any agreement, indenture, instrument or other document which is binding on any Credit Party or any of its Subsidiaries or (iii) result in, or require, the creation or imposition of any Lien (other than pursuant to the terms of the Operative Agreements) on any asset of any Credit Party or any of its Subsidiaries;

          (c) This Agreement and the other Operative Agreements executed prior to and as of such date by any Credit Party constitute the legal, valid and binding obligation of such Credit Party, as applicable, enforceable against such Credit Party, as applicable, in accordance with their terms. Each Credit Party has executed the various Operative Agreements required to be executed by such Credit Party as of such date;

          (d) There are no actions, suits or proceedings pending or, to such Credit Party's knowledge, threatened against any Credit Party in any court or before any other Governmental Authority (nor shall any order, judgment or decree have been issued or proposed to be issued by any Governmental Authority to set aside, restrain, enjoin or prevent the full performance of any Operative Agreement or any transaction contemplated thereby) that (i) concern any Property or any Credit Party's interest therein, (ii) question the validity or enforceability of any Operative Agreement to which any Credit Party is a party or the overall transaction described in the Operative Agreements to which any Credit Party is a party or (iii) have or could reasonably be expected to have a Material Adverse Effect; provided, for purposes of disclosure, the Credit Parties have described the litigation set forth on Exhibit K or otherwise have made such disclosures as are contained in the financial statements provided from time to time in accordance with the Operative Agreements;

          (e) No Governmental Action by any Governmental Authority or other authorization, registration, consent, approval, waiver, notice or other action by, to or of any other Person pursuant to any Legal Requirement, contract, indenture, instrument or agreement or for any other reason is required to authorize or is required in connection with (i) the execution, delivery or performance of any Operative Agreement, (ii) the legality, validity, binding effect or enforceability of any Operative Agreement,
     (iii) the acquisition, ownership, construction, completion, occupancy, operation, leasing or subleasing of any Property or (iv) any Advance, in each case, except those which have been obtained and are in full force and effect or which are readily obtainable and customarily obtained at a later time on or prior to Completion;

          (f) Upon the execution and delivery of each Lease Supplement to the Lease, (i) the Lessee will have unconditionally accepted from Lessor the Property subject to the Lease Supplement (but without limiting Lessee's rights against any other Person (excepting each of the Financing Parties) on account of any aspect of the condition, quality or title thereof, pursuant to any express or implied warranty or covenant) and will have a valid and subsisting leasehold interest in such Property, subject only to the Permitted Liens, and (ii) no offset will exist with respect to any Rent or other sums payable under the Lease;

          (g) Except as otherwise contemplated by the Operative Agreements, the Construction Agent shall not use the proceeds of any Holder Advance or Loan for any purpose other than the purchase and/or lease of the Properties, the acquisition, installation and testing of the Equipment, the construction of Improvements, the payment of costs referred to in Section 5.1(a), Hard Costs and Soft Costs relating to the Properties and the payment of Transaction Expenses and the fees, expenses and other disbursements referenced in Sections 7.1(a) and 7.1(b) of this Agreement, in each case which accrue prior to the Rent Commencement Date with respect to a particular Property;

          (h) [Reserved];

          (i) The principal place of business, chief executive office and office of the Construction Agent and the Lessee where the documents, accounts and records relating to the transactions contemplated by this Agreement and each other Operative Agreement are kept are located at 777 Mariners Island Boulevard, San Mateo, California 94404 and the states of formation and the chief executive offices of the Guarantor are located at the places set forth in Exhibit L;

          (j) The representations and warranties of each Credit Party set forth in any of the Operative Agreements are true and correct in all material respects on and as of each such date as if made on and as of such date. Each Credit Party is in all material respects in compliance with its obligations under the Operative Agreements and there exists no Default or Event of Default under any of the Operative Agreements which is continuing and which has not been cured within any cure period expressly granted under the terms of the applicable Operative Agreement or otherwise waived in accordance with the applicable Operative Agreement. No Default or Event of Default will occur under any of the Operative Agreements as a result of, or after giving effect to, the Advance requested by the Requisition on the date of each Advance;

          (k) As of each Property Closing Date, the date of each subsequent Advance and the Rent Commencement Date only, each Property then being financed consists of (i) the Lessor's interest in unimproved Land or (ii) Land and existing Improvements thereon which Improvements are either suitable for occupancy at the time of acquisition or ground leasing or will be renovated and/or modified in accordance with the terms of this Agreement. Each Property then being financed is located at the location set forth on the applicable Requisition, each of which is in one (1) of the Approved States;

          (l) As of each Property Closing Date, the date of each subsequent Advance and the Rent Commencement Date only, the Lessor has good and marketable fee simple title to each Property, or, if any Property is the subject of a Ground Lease, the Lessor will have a valid ground leasehold interest enforceable against the ground lessor of such Property in accordance with the terms of such Ground Lease, subject only to Permitted Liens;

          (m) As of each Property Closing Date, the date of each subsequent Advance and the Rent Commencement Date only, no portion of any Property is located in an area identified as a special flood hazard area by the Federal

     Emergency Management Agency or other applicable agency, or if any such Property is located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable agency, then flood insurance has been obtained for such Property in accordance with
     Section 14.2(b) of the Lease and in accordance with the National Flood Insurance Act of 1968, as amended;

          (n) As of each Property Closing Date, the date of each subsequent Advance and the Rent Commencement Date only, all then applicable Insurance Requirements have been satisfied;

          (o) As of each Property Closing Date, the date of each subsequent Advance and the Rent Commencement Date only, each Property complies with all Legal Requirements as of such date (including without limitation all zoning and land use laws and Environmental Laws), except to the extent that failure to comply therewith, individually or in the aggregate, shall not have and could not reasonably be expected to have a Material Adverse Effect;

          (p) As of each Property Closing Date, the date of each subsequent Advance and the Rent Commencement Date only, all utility services and facilities necessary for the construction and operation of the Improvements and the installation and operation of the Equipment regarding each Property (including without limitation gas, electrical, water and sewage services and facilities) are available at the applicable Land or will be constructed prior to the Completion Date for such Property;

          (q) As of each Property Closing Date, the date of each subsequent Advance and the Rent Commencement Date only, acquisition, installation and testing of the Equipment (if any) and construction of the Improvements (if any) to such date shall have been performed in a good and workmanlike manner, substantially in accordance with the Agency Agreement and applicable Plans and Specifications;

          (r) Provided the Security Documents and the Lease are valid and enforceable obligations of the Lessor:

                    (i) The  Security  Documents  create,  as  security  for the
               Obligations (as such term is defined in the Security Agreement) (or, in the case of the Security Documents pursuant to which the Lessee has granted a Lien, as security for the Company Obligations), valid and enforceable security interests in, and Liens on, all of the Collateral, in favor of the Agent (or in favor of the Lessor and further assigned to the Agent), for the ratable benefit of the Lenders and the Holders, as their respective interests appear in the Operative Agreements, and such security interests and Liens are subject to no other Liens other than Prior Liens. Upon recordation of the Mortgage Instrument in the real estate recording office in the applicable Approved State identified by the Construction Agent or the Lessee, the Lien created by the Mortgage Instrument in the real property described therein shall be a perfected first priority mortgage Lien on such real property (or, in the case of a Ground Lease, on the leasehold estate under such Ground Lease) in favor of the Agent, for the ratable benefit of the Lenders and the Holders, as their respective interests appear in the Operative Agreements, subject only to Prior Liens. To the extent that the security interests in the portion of the Collateral comprised of personal property can be perfected by filing in the filing offices in the applicable Approved States or elsewhere identified by the Construction Agent or the Lessee, upon filing of the Lender Financing Statements in such filing offices, the security interests created by the Security Agreement shall be perfected first priority security interests in such personal property in favor of the Agent, for the ratable benefit of the Lenders and the Holders, as their respective interests appear in the Operative Agreements, subject only to Prior Liens;

                    (ii) The Lease Agreement creates, as security for the obligations of the Lessee under the Lease Agreement, valid and enforceable security interests in, and Liens on, the Lessee's leasehold interest in each Property leased thereunder, in favor of the Lessor, and such security interests and Liens are subject to no other Liens other than Prior Liens. Upon recordation of the memorandum of the Lease Agreement and the memorandum of a Ground Lease (or, in either case, a short form lease) in the real estate recording office in the applicable Approved State identified by the Construction Agent or the Lessee, the Lien created by the Lease Agreement in the Lessee's leasehold interest in the real property described therein shall be a perfected first priority mortgage Lien on the Lessee's interest in such real property (or, in the case of a Ground Lease, the leasehold estate under such Ground Lease) in favor of the Agent, for the ratable benefit of the Lenders and the Holders, as their respective interests appear in the Operative Agreements, subject only to Prior Liens. To the extent that the security interests in the portion of any Property comprised of personal property can be perfected by the filing in the filing offices in the applicable Approved State or elsewhere identified by the Construction Agent or the Lessee upon filing of the Lessor Financing Statements in such filing offices, a security interest created by the Lease Agreement shall be perfected first priority security interests in the Lessee's leasehold interest in such personal property in favor of the Lessor, which rights pursuant to the Lessor Financing Statements are assigned to the Agent, for the ratable benefit of the Lenders and the Holders, as their respective interests appear in the Operative Agreements, subject only to Prior Liens;

          (s) The Plans and Specifications for each Property will be prepared prior to the commencement of construction in accordance with all applicable Legal Requirements (including without limitation all applicable Environmental Laws and building, planning, zoning and fire codes), except to the extent the failure to comply therewith, individually or in the aggregate, shall not have and could not reasonably be expected to have a Material Adverse Effect. Upon completion of the Improvements for each Property in accordance with the applicable Plans and Specifications, such Improvements will be within any building restriction lines and will not encroach in any manner onto any adjoining land (except as permitted by express written easements, which have been approved by the Agent);

          (t) As of the Rent Commencement Date only, each Property shall be improved in accordance with the applicable Plans and Specifications in a good and workmanlike manner and shall be operational;

          (u) [Reserved];

          (v) As of each Property Closing Date only, each Property has been acquired or ground leased pursuant to a Ground Lease at a price that is not in excess of fair market value or fair market rental value, as the case may be;

          (w) The status of Year 2000 readiness efforts by the Credit Parties, including remediation and testing, as of the date stated therein, are as set forth in the Form 10-Q filed with the Securities and Exchange Commission by Franklin Resources on August 12, 1999, a copy of which has been made available to the Agent. As of the date of this Agreement, neither of the Credit Parties is aware of any inability of any internal computer system, other internal system, or internal equipment containing embedded microchips, to properly process or recognize dates in or after the year 2000 which could reasonably be foreseen to result in a Default or a Material Adverse Effect. The Credit Parties make this representation in
     Section 6.2(w) solely with respect to those functions of each such system or equipment which are completely within the control of the Credit Parties or a Subsidiary thereof and do not make this representation with respect to any part, interface or functionality of such system or equipment that relies upon or connects to any third party outside of the Credit Parties or a Subsidiary thereof including public utility providers.

          (x) The consolidated balance sheets of the Guarantor and its Consolidated Subsidiaries as at September 30, 1997 and September 30, 1998, and the related consolidated statements of income and of cash flows for the fiscal years ended on such dates, reported on by PricewaterhouseCoopers LLP, copies of which have heretofore been furnished to each Lender and each Holder, present fairly the consolidated financial condition of the Guarantor and its Consolidated Subsidiaries as at such dates, and the consolidated results of their operations and their consolidated cash flows for the fiscal years then ended. The unaudited consolidated balance sheet of the Guarantor and its Consolidated Subsidiaries as at June 30, 1999 and the related unaudited consolidated statements of income and of cash flows for the nine-month period ended on such date, certified to the best of his or her knowledge by a Responsible Officer of the Guarantor, copies of which have heretofore been furnished to each Lender and each Holder, present fairly the consolidated financial condition of the Guarantor and its Consolidated Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the three-month period then ended (subject to normal year-end audit adjustments). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by such accountants or Responsible Officer, as the case may be, and as disclosed therein). Neither the Guarantor nor any of its Consolidated Subsidiaries had, at the date of the most recent balance sheet referred to above, any Guarantee Obligation, contingent liability or liability for taxes, or any long-term lease or unusual forward or long-term commitment, including without limitation any interest rate or foreign currency swap or exchange transaction, which is not reflected in the foregoing statements or in the notes thereto and which could not reasonably be expected to result in a Material Adverse Effect or otherwise to violate the limits on Debt or Indebtedness or any other obligation of any Credit Party set forth in the Operative Agreements if measured at the date of the most recent balance sheet referred to above. During the period from June 30, 1999 to and including the Initial Closing Date there has been no sale, transfer or other disposition by the Guarantor or any of its Consolidated Subsidiaries of any part of its business or property and no purchase or other acquisition of any business or property (including any capital stock of any other Person) except such which could not reasonably be expected to result in a Material Adverse Effect;

          (y) Since June 30, 1999, there has been no Material Adverse Effect;

          (z) Each Credit Party and each Subsidiary of the Credit Parties (i) are duly organized, validly existing and in good standing under the laws of the jurisdiction of their respective organization, (ii) have the corporate power and authority, and the legal right, to own and operate their respective property, to lease the property each such entity operates as lessee and to conduct the business in which each such entity is currently engaged and in which each such entity proposes to be engaged after the Initial Closing Date, (iii) are duly qualified as foreign corporations and in good standing under the laws of each jurisdiction where each such entity's ownership, lease or operation of property or the conduct of each such entity's business requires such qualification and (iv) are in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect;

          (aa) The Credit Parties have the corporate power and authority, and the legal right, to make, deliver and perform the Operative Agreements to which they are a party and to engage in the financing thereunder and have taken all necessary corporate action to authorize (i) the financing on the terms and conditions of the Operative Agreements and (ii) the execution, delivery and performance of the Operative Agreements. Except as set forth on Schedule 4 hereto, no consent or authorization of, filing with or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the financing under the Operative Agreements or with the execution, delivery, performance, validity or enforceability of the Operative Agreements;

          (bb) The execution, delivery and performance of the Operative Agreements, the financing thereunder and the use of the proceeds pursuant to such financing will not (i) violate, to the knowledge of any Credit Party, any Requirement of Law or Contractual Obligation of any Credit

     Party, any of their Subsidiaries or any of the Funds, or (ii) violate any Requirement of Law or Contractual Obligation of any Credit Party, any of their Subsidiaries or any of the Funds which could reasonably be expected to have a Material Adverse Effect and will not result in, or require, the creation or imposition of any Lien on any of its or their respective properties or revenues pursuant to any such Requirement of Law or Contractual Obligation;

          (cc) No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of any Credit Party, threatened by or against any Credit Party or any of their Subsidiaries or against any of the Credit Parties or their respective properties or revenues or by or against any "affiliated person" of any Credit Party or any of their Subsidiaries, within the meaning of the Investment Company Act, (i) with respect to the Operative Agreements or any of the transactions contemplated thereby or (ii) which could reasonably be expected to have a Material Adverse Effect;

          (dd) Each Credit Party and each Subsidiary of the Credit Parties have good record and marketable title in fee simple to, or a valid leasehold interest in, all their respective real property, and good title to all its other property (except such property with respect to which the failure to have such title or leasehold interest could not reasonably be expected to have a Material Adverse Effect and except with respect to such property in the aggregate having a fair market value, as reasonably estimated by the Guarantor, not to exceed $25,000,000), and none of such property, and none of the investment advisory agreements to which any Credit Party or any of their Subsidiaries is a party or any of the revenues thereunder, is subject to any Lien except as permitted by Section 8.3(dd);

          (ee) Each Credit Party and each Subsidiary of the Credit Parties own, or are licensed to use, all trademarks, tradenames, copyrights, technology, know-how and processes necessary for the conduct of their respective business as currently conducted except for those the failure to own or license which could not reasonably be expected to have a Material Adverse Effect (the "Intellectual Property"). To the knowledge of the Credit Parties, no claim which could reasonably be expected to have a Material Adverse Effect has been asserted and is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor does any Credit Party know of any valid basis for any such claim. To the knowledge of each Credit Party, the use of such Intellectual Property by each Credit Party and each Subsidiary of the Credit Parties does not infringe on the rights of any Person, except for such claims and infringements that, in the aggregate, could not reasonably be expected to have a Material Adverse Effect;

          (ff) Each Credit Party and each Subsidiary of the Credit Parties have filed or caused to be filed all material tax returns which, to the knowledge of the Credit Parties, are required to be filed and have paid all taxes shown to be due and payable on said returns or on any assessments made against them or any of their respective property and all other taxes, fees or other charges imposed on it or any of its property by any

     Governmental Authority (other than any the amount or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the Credit Parties or their Subsidiaries, as the case may be); to the knowledge of the Credit Parties, no tax Lien has been filed, and no claim is being asserted with respect to any such tax, fee or other charge which could reasonably be expected to have a Material Adverse Effect;

          (gg) No part of the proceeds of any Advance is intended to be or will be used for "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulations U and X, or for any purpose which violates the provisions of the Regulations of the Board of Governors of the Federal Reserve System. If requested by any Financing Party, each Credit Party will furnish to each Financing Party a statement to the foregoing effect in conformity with the requirements of FR Form U-1 referred to in said Regulation U;

          (hh) No Reportable Event has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Plan, and each Plan has complied in all material respects with the applicable provisions of ERISA and the Code. The present value of all accrued benefits under each Single Employer Plan maintained by the Guarantor or any Commonly Controlled Entity (based on those assumptions used to fund the Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits. There are no Multiemployer Plans. No Credit Party nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan. The present value (determined using actuarial and other assumptions which are reasonable in respect of the benefits provided and the employees participating) of the liability of any Credit Party and each Commonly Controlled Entity for post retirement benefits to be provided to their current and former employees under Plans which are welfare benefit plans (as defined in Section 3(1) of ERISA) does not, in the aggregate, exceed the assets under all such Plans allocable to such benefits by an amount in excess of $0;

          (ii) Neither Credit Party is an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act");

          (jj) Each of the Subsidiaries of the Credit Parties listed on Schedule 5 hereto is duly registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"). None of the other Subsidiaries of any Credit Party or any Credit Party is an "investment adviser" within the meaning of the Advisers Act and the rules and regulations promulgated thereunder. Each entity for which any Subsidiary of any Credit Party acts as an investment adviser and which is required to be registered as an "investment company" under the Investment Company Act is duly registered as such thereunder;

          (kk)  Except  for the  Subsidiaries  of the Credit  Parties  listed on
     Schedule 6 hereto, no Credit Party nor any Subsidiary of any Credit Party is required to be duly registered as a broker-dealer under the Securities and Exchange Act of 1934, as amended, and such Subsidiaries so listed are duly registered as such;

          (ll) Each Credit Party and each Subsidiary of the Credit Parties are duly registered, licensed or qualified as an investment adviser or broker-dealer in each State of the United States where the conduct of such entity's business requires such registration, licensing or qualification and are in compliance in all material respects with all Federal and State laws requiring such registration, licensing or qualification, except to the extent where the failure to be so registered, licensed or qualified or to be in such compliance will not have a Material Adverse Effect;

          (mm) Each of the investment advisory agreements, distribution agreements and shareholder servicing contracts to which any Credit Party or any Subsidiary of any Credit Party is a party is a legal, valid and binding obligation of the parties thereto enforceable against such parties in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law); and no Credit Party nor any Subsidiary of any Credit Party is in breach or violation of or in default under any such agreement or contract in any material respect which would individually or in the aggregate have a Material Adverse Effect;

          (nn) The Subsidiaries listed on Schedule 7 hereto constitute all the Subsidiaries of the Credit Parties at the Initial Closing Date, other than any Subsidiary having a net worth of less than $5,000,000; provided, that the aggregate net worth of all Subsidiaries not listed on Schedule 7 may not exceed $25,000,000;

          (oo) The proceeds of Advances shall be used to fund permitted amounts under the Operative Agreements;

          (pp) To the best knowledge of the Credit Parties:

                    (i) The  Additional  Properties  and all  operations  at the
               Additional Properties are in compliance in all material respects with all applicable Environmental Laws, and there is no contamination at, under or about the Additional Properties, or violation of any Environmental Law with respect to the Additional Properties or the business conducted at the Additional Properties which could materially interfere with the continued operation of the Additional Properties;

                    (ii) No Credit Party nor any  Subsidiary of any Credit Party
               has received any notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Additional Properties or the business conducted at the Additional Properties, nor do the Credit Parties have knowledge or reason to believe that any such notice will be received or is being threatened except insofar as such notice or threatened notice, or any aggregation thereof, does not involve a matter or matters that is or are reasonably likely to cause a Material Adverse Effect; and

                    (iii) No judicial proceedings or governmental or administrative action is pending or, to the knowledge of any Credit Party, threatened under any Environmental Law to which any Credit Party or any Subsidiary of any Credit Party is or will be named as a party with respect to the Additional Properties or the business conducted at the Additional Properties, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to the Additional Properties or such business except insofar as such proceeding, action, decree, order or other requirement, or any aggregation thereof, is not reasonably likely to cause a Material Adverse Effect; and

          (qq) To the best of the Credit Parties' knowledge, the documents furnished and the statements made in writing to the Financing Parties by the Credit Parties in connection with the negotiation, preparation or execution of the Operative Agreements taken as a whole do not contain any untrue statement of fact material to the credit worthiness of the Credit Parties or omit to state any such material fact necessary in order to make the statements contained therein not misleading, in either case which has not been corrected, supplemented or remedied by subsequent documents furnished or statements made in writing to the Financing Parties prior to the date hereof.

     6.3. REPRESENTATIONS AND WARRANTIES OF THE INITIAL HOLDERS.

     Each of the initial Holders represents and warrants to each other party hereto that:

          (a) no part of the assets being used by such Holder to acquire any Certificates directly or indirectly constitutes Plan assets;

          (b) it has received a copy of the Offering Memorandum dated July, 1999 relating to the Certificates, together with such other information as it deems necessary in order to make its investment decision;

          (c) it understands that the offer and sale of the Certificates has not been registered under the Securities Act or any securities law of any other applicable jurisdiction and no other party hereto is obligated to effect any such registration;

          (d) it understands that any subsequent transfer of the Certificates is subject to certain restrictions and conditions set forth in the Operative Agreements and agrees to be bound by, and not to resell, pledge or otherwise transfer any Certificates except in compliance with, such restrictions and conditions and the Securities Act; and it further understands that the Certificates will bear a legend to the foregoing effect;

          (e) it is an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Certificates, and it is able to bear the economic risks of its investment; and

          (f) it is acquiring the Certificates for its own account, and not with a view to, or for offer or sale in connection with, any distribution thereof within the meaning of the Securities Act, provided that the disposition of its property shall at all times be within its control; and it understands that the other parties hereto will rely upon the accuracy of the foregoing representations and hereby consents to such reliance.


                              SECTION 6B. GUARANTY

     6B.1. GUARANTY OF PAYMENT AND PERFORMANCE.

     Subject to Section 6B.7, Guarantor hereby unconditionally guarantees to each Financing Party the prompt payment and performance of the Company Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) or when such is otherwise to be performed; provided, notwithstanding the foregoing, the obligations of Guarantor under this Section 6B shall not constitute a direct guaranty of the indebtedness of the Lessor evidenced by the Notes but rather a guaranty of the Company
Obligations arising under the Operative Agreements. This Section 6B is a guaranty of payment and performance and not of collection and is a continuing guaranty and shall apply to all Company Obligations whenever arising. All rights granted to the Financing Parties under this Section 6B shall be subject to the provisions of Section 8.2(h) and 8.6.

     6B.2. OBLIGATIONS UNCONDITIONAL.

     Guarantor agrees that the obligations of Guarantor hereunder are absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of any of the Operative Agreements, or any other agreement or instrument referred to therein, or any substitution, release or exchange of any other guarantee of or security for any of the Company Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety, guarantor or co-obligor, it being the intent of this Section 6B.2 that the obligations of Guarantor hereunder shall be absolute and unconditional under any and all circumstances. Guarantor agrees that this Section 6B may be enforced by the Financing Parties without the necessity at any time of resorting to or exhausting any other security or collateral and without the necessity at any time of having recourse to the Notes, the Certificates or any other of the Operative Agreements or any collateral, if any, hereafter securing the Company Obligations or otherwise and Guarantor hereby waives the right to require the Financing Parties to proceed against the Construction Agent, the Lessee or any other Person (including without limitation a co-guarantor) or to require the Financing Parties to pursue any other remedy or enforce any other right. Guarantor further agrees that it hereby waives any and all right of subrogation, indemnity, reimbursement or contribution against the Lessee and the Construction Agent for amounts paid under this Section 6B until such time as the Company Obligations have been paid in full. Without limiting the generality of the waiver provisions of this
Section 6B, Guarantor hereby waives any rights to require the Financing Parties to proceed against the Construction Agent, the Lessee or any co-guarantor or to require Lessor to pursue any other remedy or enforce any other right. Guarantor further agrees that nothing contained herein shall prevent the Financing Parties from suing on any Operative Agreement or foreclosing any security interest in or Lien on any collateral, if any, securing the Company Obligations or from exercising any other rights available to them under any Operative Agreement, or any other instrument of security, if any, and the exercise of any of the aforesaid rights and the completion of any foreclosure proceedings shall not constitute a discharge of Guarantor's obligations hereunder; it being the purpose and intent of Guarantor that its obligations hereunder shall be absolute, independent and unconditional under any and all circumstances; provided that any amounts due under this Section 6B which are paid to or for the benefit of any Financing Party shall reduce the Company Obligations by a corresponding amount (unless required to be rescinded at a later date). Neither Guarantor's obligations under this Section 6B nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by an impairment, modification, change, release or limitation of the liability of the Construction Agent or the Lessee or by reason of the bankruptcy or insolvency of the Construction Agent or the Lessee. Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Company Obligations and notice of or proof of reliance by any Financing Party upon this
Section 6B or acceptance of this Section 6B. The Company Obligations shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Section 6B. All dealings between the Construction Agent, the Lessee and Guarantor, on the one hand, and the Financing Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Section 6B.

     6B.3. MODIFICATIONS.

     Guarantor agrees that (a) all or any part of the security now or hereafter held for the Company Obligations, if any, may be exchanged, compromised or surrendered from time to time; (b) no Financing Party shall have any obligation to protect, perfect, secure or insure any such security interests, liens or encumbrances now or hereafter held, if any, for the Company Obligations or the properties subject thereto; (c) the time or place of payment of the Company Obligations may be changed or extended, in whole or in part, to a time certain or otherwise, and may be renewed or accelerated, in whole or in part; (d) the Construction Agent, the Lessee and any other party liable for payment under the Operative Agreements may be granted indulgences generally; (e) any of the provisions of the Notes, the Certificates or any of the other Operative Agreements may be modified, amended or waived; (f) any party (including any co-guarantor) liable for the payment thereof may be granted indulgences or be released; and (g) any deposit balance for the credit of the Construction Agent, the Lessee or any other party liable for the payment of the Company Obligations or liable upon any security therefor may be released, in whole or in part, at, before or after the stated, extended or accelerated maturity of the Company Obligations, all without notice to or further assent by Guarantor, which shall remain bound thereon, notwithstanding any such exchange, compromise, surrender, extension, renewal, acceleration, modification, indulgence or release.

     6B.4. WAIVER OF RIGHTS.

     Guarantor expressly waives to the fullest extent permitted by applicable law: (a) notice of acceptance of this Section 6B by any Financing Party and of all extensions of credit or other Advances to the Construction Agent and the Lessee by the Lenders pursuant to the terms of the Operative Agreements; (b) presentment and demand for payment or performance of any of the Company Obligations; (c) protest and notice of dishonor or of default with respect to the Company Obligations or with respect to any security therefor; (d) notice of any Financing Party obtaining, amending, substituting for, releasing, waiving or modifying any security interest, lien or encumbrance, if any, hereafter securing the Company Obligations, or any Financing Party's subordinating, compromising, discharging or releasing such security interests, liens or encumbrances, if any;
(e) all rights and defenses arising out of an election of remedies by the Financing Parties, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed the Guarantor's rights of subrogation and reimbursement against the Lessee, the Construction Agent or any other Person by operation of Section 580d of the California Code of Civil Procedure or otherwise; and (f) all other notices to which Guarantor might otherwise be entitled. Notwithstanding anything to the contrary herein, (i) Guarantor's payments hereunder shall be due five (5) Business Days after written demand by the Agent for such payment (unless the Company Obligations are automatically accelerated pursuant to the applicable provisions of the Operative Agreements in which case the Guarantor's payments shall be automatically due) and (ii) any modification of the Operative Agreements which has the effect of increasing the Company Obligations shall not be enforceable against Guarantor unless Guarantor executes the document evidencing such modification or otherwise reaffirms its guaranty in writing in connection with such modification.

     6B.5. REINSTATEMENT.

     The obligations of Guarantor under this Section 6B shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Company Obligations is rescinded or must be otherwise restored by any holder of any of the Company Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and Guarantor agrees that it will indemnify each Financing Party on demand for all reasonable costs and expenses (including, without limitation, reasonable fees of counsel) incurred by any Financing Party in connection with such rescission or restoration, including without limitation any such costs and expenses incurred in defending against any claim alleging that such payment constituted a

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preference,  fraudulent  transfer  or  similar  payment  under  any  bankruptcy, insolvency or similar law.

     6B.6. REMEDIES.

     Guarantor agrees that, as between Guarantor, on the one hand, and each Financing Party, on the other hand, the Company Obligations may be declared to be forthwith due and payable as provided in the applicable provisions of the Operative Agreements (and shall be deemed to have become automatically due and payable in the circumstances provided therein) notwithstanding any stay, injunction or other prohibition preventing such declaration (or preventing such Company Obligations from becoming automatically due and payable) as against any other Person and that, in the event of such declaration (or such Company Obligations being deemed to have become automatically due and payable), such Company Obligations (whether or not due and payable by any other Person) shall forthwith become due and payable by Guarantor in accordance with the applicable provisions of the Operative Agreements.

     6B.7. LIMITATION OF GUARANTY.

     Notwithstanding any provision to the contrary contained herein or in any of the other Operative Agreements, to the extent the obligations of Guarantor shall be adjudicated to be invalid or unenforceable for any reason (including without limitation because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of Guarantor hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state and including without limitation the Bankruptcy Code).

     Subject to Section 6B.5, upon the satisfaction of the Company Obligations in full, regardless of the source of payment, Guarantor's obligations hereunder shall be deemed satisfied, discharged and terminated other than indemnifications set forth herein that expressly survive.

     6B.8. PAYMENT OF AMOUNTS TO THE AGENT.

     Each Financing Party hereby instructs Guarantor, and Guarantor hereby acknowledges and agrees, that until such time as the Company Obligations are paid in full and the Liens evidenced by the Security Agreement and the Mortgage Instruments have been released any and all Rent (excluding Excepted Payments which shall be payable to each Holder or other Person as appropriate) and any and all other amounts of any kind or type under any of the Operative Agreements in respect of Company Obligations due and owing or payable to any Person shall instead be paid directly to the Agent (excluding Excepted Payments which shall be payable to each Holder or other Person as appropriate) or as the Agent may direct from time to time for allocation and distribution in accordance with the procedures set forth in Section 8.7 hereof.

                   SECTION 7. PAYMENT OF CERTAIN EXPENSES.

     7.1. Transaction Expenses.

          (a) The Lessor agrees on the Initial Closing Date, to pay, or cause to be paid, all Transaction Expenses arising from the Initial Closing Date, including without limitation all reasonable fees, expenses and disbursements of the various legal counsels for the Lessee, the Lessor and the Agent (but not any other Lender or Holder) in connection with the transactions contemplated by the Operative Agreements and incurred in connection with such Initial Closing Date (and in connection with the interim trust arrangement preceding the Initial Closing Date), the initial fees and expenses of the Owner Trustee due and payable on such Initial Closing Date, all fees, taxes and expenses for the recording, registration and filing of documents and all other reasonable fees, expenses and disbursements incurred in connection with such Initial Closing Date; provided, however, the Lessor shall pay such amounts described in this
     Section 7.1(a) only if funds are made available by the Lenders and the Holders in an amount sufficient to allow such payment and without regard to whether such amounts are referenced in any Requisition. On the Initial Closing Date after satisfaction of the conditions precedent for such date (excluding the requirement that a Requisition be delivered), the Holders shall make Holder Advances and the Lenders shall make Loans to the Lessor to pay for the Transaction Expenses, fees, expenses and other disbursements referenced in this Section 7.1(a).

          (b) Assuming no Default or Event of Default shall have occurred and be continuing and only for the period prior to the Rent Commencement Date, the Lessor agrees on each Property Closing Date, on the date of any Construction Advance and on the Completion Date to pay, or cause to be paid, all Transaction Expenses including without limitation all reasonable fees, expenses and disbursements of the various legal counsels for the Lessee, the Lessor and the Agent (but not any other Lender or Holder) in connection with the transactions contemplated by the Operative Agreements and billed in connection with the applicable Property Closing Date, such Advance or such Completion Date, all amounts described in Section 7.1(a) of this Agreement which have not been previously paid, the annual fees and reasonable out-of-pocket expenses of the Owner Trustee, all fees, expenses and disbursements incurred with respect to the various items referenced in Sections 5.3, 5.4 and/or 5.5 (including without limitation any premiums for title insurance policies and charges for any updates to such policies) and all other reasonable fees, expenses and disbursements in connection with such Advance or such Completion Date including without limitation all expenses relating to and all fees, taxes and expenses for the recording, registration and filing of documents and during the Commitment Period, all fees, expenses and costs referenced in Sections 7.3(a), 7.3(b), 7.3(d) and 7.4; provided, however, the Lessor shall pay such amounts described in this
     Section 7.1(b) only if funds are made available by the Lenders and the Holders in an amount sufficient to allow such payment and without regard to whether such amounts are referenced in any Requisition. On each Property Closing Date, on the date of any Construction Advance or any Completion
     Date,  after  satisfaction  of  the  conditions  precedent  for  such  date

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

     (excluding the requirement that a Requisition be delivered), the Holders shall make a Holder Advance and the Lenders shall make Loans to the Lessor to pay for the Transaction Expenses, fees, expenses and other disbursements referenced in this Section 7.1(b).

          (c) All fees payable pursuant to the Operative Agreements shall be calculated on the basis of a year of three hundred sixty (360) days for the actual days elapsed.

     7.2. NO BROKER, ETC.

     Except as expressly provided in that certain engagement letter dated June 17, 1999 (as amended, modified, supplemented, restated and/or replaced from time to time, the "Engagement Letter") addressed to Charles R. Sims, Treasurer,
Franklin Resources, Inc., 777 Mariners Island Boulevard, San Mateo, CA 94404 from Douglas E. Neal, Managing Director, Banc of America Securities LLC, NC1-007-11-07, 100 North Tryon Street, 11th Floor, Charlotte, NC 28255-0001, each of the parties hereto represents to the others that it has not retained or employed any broker, finder or financial adviser to act on its behalf in connection with the Operative Agreements, nor has it authorized any broker, finder or financial adviser retained or employed by any other Person so to act. Any party who is in breach of this representation shall indemnify and hold the other parties harmless from and against any liability arising out of such breach of this representation.

     7.3. CERTAIN FEES AND EXPENSES.

     The Lessee agrees to pay or cause to be paid (a) the initial and annual Owner Trustee's fee and all reasonable expenses of the Owner Trustee and any co-trustees (including without limitation reasonable counsel fees and expenses) or any successor owner trustee and/or co-trustee, for acting as the owner trustee under the Trust Agreement to the extent not provided for in Sections 7.1(a) or (b), (b) all reasonable costs and expenses incurred by the Credit Parties, the Agent, the Lenders, the Holders or the Lessor in entering into any Lease Supplement and any future amendments, modifications, supplements, restatements and/or replacements with respect to any of the Operative
Agreements, whether or not such Lease Supplement, amendments, modifications, supplements, restatements and/or replacements are ultimately entered into, or giving or withholding of waivers of consents hereto or thereto, which have been requested by any Credit Party, the Agent, the Lenders, the Holders or the Lessor, provided that Lessee shall pay for the legal fees and expenses of a single law firm (and local counsel, to the extent necessary or deemed desirable by the Financing Parties) representing the Agent, the Lenders and the Holders,
(c) all reasonable costs and expenses incurred by the Credit Parties, the Agent, the Lenders, the Holders or the Lessor in connection with any exercise of remedies under any Operative Agreement or any purchase of any Property by the Construction Agent, the Lessee or any third party pursuant to the Operative Agreements, (d) all reasonable costs and expenses incurred by the Credit Parties, the Agent, the Lenders, the Holders or the Lessor in connection with any transfer or conveyance of any Property pursuant to the Operative Agreements, whether or not such transfer or conveyance is ultimately accomplished and (e) the structuring fee payable to Banc of America Securities LLC in accordance with the Engagement Letter.

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

     7.4. UNUSED FEE.

     During the Commitment Period, the Lessee, at its option, either (x) shall have the Lessor pay (in which case the Lessor shall so pay, provided funds are made available by the Lenders and Holders therefor through Advances) as a Transaction Expense or (y) to the extent such amounts are not otherwise paid by the Lessor, shall timely pay, in either case to the Agent for the account of (a) the Lenders, respectively, an unused fee (the "Lender Unused Fee") equal to the product of the average daily Available Commitments of the Lenders during the Commitment Period multiplied by the Applicable Percentage for the Lender Unused Fee and (b) the Holders, respectively, an unused fee (the "Holder Unused Fee") equal to the product of the average daily Available Holder Commitments of the Holders during the Commitment Period multiplied by the Applicable Percentage for the Holder Unused Fee. Such Unused Fees shall be payable in arrears on each Unused Fee Payment Date. If all or a portion of any such Unused Fee shall not be paid when due, such overdue amount shall bear interest, payable by the Lessee on demand, at a rate per annum equal to the ABR (or in the case of Holder Yield, the ABR plus the Applicable Percentage for Eurodollar Holder Advances) plus two percent (2%) from the date of such non-payment until such amount is paid in full (after as well as before judgment).

     7.5. ADMINISTRATIVE FEE.

     The Lessee, at its option, either (x) shall cause the Lessor to pay (in which case the Lessor shall so pay, provided funds are made available by the Lenders and Holders therefor through Advances) as a Transaction Expense or (y) to the extent such amount is not otherwise paid by the Lessor, shall timely pay an administrative fee to the Agent (for its individual account) on the terms and conditions set forth in the Engagement Letter.

     7.6. UPFRONT FEE.

     The Lessee, at its option, either (a) shall cause the Lessor to pay (in which case the Lessor shall so pay, provided funds are made available by the Lenders and Holders therefor through Advances) as a Transaction Expense or (b) to the extent such amounts are not otherwise paid by the Lessor, shall timely pay, in either case on the Initial Closing Date an upfront fee payable to each Lender (for the respective individual accounts of each such entity) as agreed by each Lender (with respect to the upfront fee payable to such Lender), the Lessee and the Agent.


                   SECTION 8. OTHER COVENANTS AND AGREEMENTS.

     8.1. COOPERATION WITH THE CONSTRUCTION AGENT OR THE LESSEE.

     The Holders, the Lenders, the Lessor (at the direction of the Majority Secured Parties) and the Agent shall, at the expense of and to the extent reasonably requested by the Construction Agent or the Lessee (but without assuming additional liabilities on account thereof and only to the extent such is acceptable to the Holders, the Lenders, the Lessor (at the direction of the

Majority Secured Parties) and the Agent in their reasonable discretion), cooperate with the Construction Agent or the Lessee in connection with the Construction Agent or the Lessee satisfying its covenant obligations contained in the Operative Agreements including without limitation at any time and from time to time, promptly and duly executing and delivering any and all such further instruments, documents and financing statements (and continuation statements related thereto).

     8.2. COVENANTS OF THE OWNER TRUSTEE AND THE HOLDERS.

     Each of the Owner Trustee and the Holders hereby agrees that so long as this Agreement is in effect:

          (a) Neither the Owner Trustee (in its trust capacity or in its individual capacity) nor any Holder will create, incur, assume or permit to exist at any time, and each of them will, at its own cost and expense, promptly take such action as may be necessary duly to discharge, or to cause to be discharged, all Lessor Liens attributable to it; provided, however, that the Owner Trustee and the Holders shall not be required to so discharge any such Lessor Lien while the same is being contested in good faith by appropriate proceedings diligently prosecuted so long as such proceedings shall not affect the rights of the Lessee under the Lease and the other Operative Agreements or involve any material danger of impairment of the Liens of the Security Documents or of the sale, forfeiture or loss of, and shall not interfere with the use or disposition of, any Property or title thereto or any interest therein or the payment of Rent, shall not result in any cost or expense to Lessee and shall be completed prior to the date of Parcel Map Recordation (in the case of any Lessor Lien affecting the Surplus Land) and otherwise prior to the Expiration Date or the Termination Date;

          The Trust Company, in its trust capacity with respect to any Lessor Lien attributable to it as Owner Trustee, and in its individual capacity with respect to any Lessor Lien attributable to it in its individual capacity, and each Holder further agrees to indemnify and hold harmless each other party hereto from and against any loss, cost or expense (including reasonable legal fees and expenses) which may be suffered or incurred by any of them as the result of its failure to discharge and satisfy any such Lessor Lien attributable to it in such capacity. The indemnity obligations in the previous sentence shall be on an individual, rather than on a joint and several, basis.

          (b) Without prejudice to any right under the Trust Agreement of the Owner Trustee to resign (subject to the requirement set forth in the Trust Agreement that such resignation shall not be effective until a successor shall have agreed to accept such appointment), or the Holders' rights under the Trust Agreement to remove the institution acting as the Owner Trustee (after consent to such removal by the Agent as provided in the Trust
     Agreement), each of the Owner Trustee (in its individual and trust capacities) and the Holders hereby agrees with the Lessee and the Agent (i) not to terminate or revoke the trust created by the Trust Agreement except as permitted by Article VIII of the Trust Agreement, (ii) not to amend, supplement, terminate or revoke or otherwise modify any provision of the

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

     Trust Agreement in such a manner as to adversely affect the rights of any such party without the prior written consent of such party and (iii) to comply with all of the terms of the Trust Agreement, the nonperformance of which would adversely affect such party;

          (c) The Owner Trustee or any successor may resign or be removed by the Holders as the Owner Trustee, a successor Owner Trustee may be appointed and a corporation may become the Owner Trustee under the Trust Agreement, only in accordance with the provisions of Article IX of the Trust Agreement and, with respect to such appointment, with the consent of the Lessee (so long as there shall be no Lease Event of Default that shall have occurred and be continuing), which consent shall not be unreasonably withheld or delayed;

          (d) The Owner Trustee, in its capacity as the Owner Trustee under the Trust Agreement, and not in its individual capacity, shall not contract for, create, incur or assume any Indebtedness (other than an indemnification agreement regarding mechanics' liens on terms approved by the Agent), or except as provided for in Section 2.1 of the Trust Agreement, enter into any business or other activity or enter into any contracts or agreements, other than pursuant to or under the Operative Agreements;

          (e) The Holders will not instruct the Owner Trustee to take any action in violation of the terms of any Operative Agreement;

          (f) Neither any Holder nor the Owner Trustee shall (i) commence any case, proceeding or other action with respect to the Owner Trustee under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, arrangement, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (ii) seek appointment of a receiver, trustee, custodian or other similar official with respect to the Owner Trustee or for all or any substantial benefit of the creditors of the Owner Trustee; and neither any Holder nor the Owner Trustee shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in this paragraph;

          (g) The Owner Trustee shall give prompt notice to the Lessee, the Holders and the Agent if the Owner Trustee's principal place of business or chief executive office, or the office where the records concerning the accounts or contract rights relating to any Property are kept, shall cease to be located at 79 South Main Street, Salt Lake City, Utah 84111, or if it shall change its name;

          (h) The Owner Trustee shall take or refrain from taking such actions and grant or refrain from granting such approvals with respect to the Operative Agreements and/or relating to any Property in each case as directed in writing by the Agent (until such time as the Loans are paid in full, and then by the Majority Holders) or, in connection with Sections 8.5, 9.1 and 9.2 hereof, the Lessee; provided, however, that notwithstanding the foregoing provisions of this subparagraph (h) the Owner

     Trustee, the Agent, the Lenders and the Holders each acknowledge, covenant and agree that neither the Owner Trustee nor the Agent shall act or refrain from acting, regarding each Unanimous Vote Matter, until such party has received the approval of each Lender and each Holder affected by such matter; and

          (i) Except as otherwise contemplated in the Operative Agreements, the proceeds of the Loans and Holder Advances shall not be applied by the Owner Trustee, either in its individual capacity or as the Owner Trustee, for any purpose other than the purchase and/or lease of the Properties, the acquisition, installation and testing of the Equipment, the construction of Improvements, the payment of costs referred to in Section 5.1(a), Hard Costs and Soft Costs relating to the Properties and the payment of Transaction Expenses and the fees, expenses and other disbursements referenced in Sections 7.1(a) and 7.1(b) of this Agreement, in each case which accrue prior to the Rent Commencement Date with respect to a particular Property.

     8.3. CREDIT PARTY COVENANTS, CONSENT AND ACKNOWLEDGMENT.

          (a) Each Credit Party acknowledges and agrees that the Owner Trustee, pursuant to the terms and conditions of the Security Agreement and the Mortgage Instruments, shall create Liens respecting the various personal property, fixtures and real property described therein in favor of the Agent. Each Credit Party hereby irrevocably consents to the creation, perfection and maintenance of such Liens. Each Credit Party shall, to the extent reasonably requested by any of the other parties hereto, cooperate with the other parties in connection with their covenants herein or in the other Operative Agreements and shall from time to time duly execute and deliver any and all such future instruments, documents and financing statements (and continuation statements related thereto) as any other party hereto may reasonably request.

          (b) The Lessor hereby instructs each Credit Party, and each Credit Party hereby acknowledges and agrees, that until such time as the Company Obligations are paid in full (i) any and all Rent (excluding Excepted Payments which shall be payable to each Holder or other Person as appropriate) and any and all other amounts of any kind or type under any of the Operative Agreements in respect of Company Obligations due and owing or payable to any Person shall instead be paid directly to the Agent (excluding Excepted Payments which shall be payable to each Holder or other Person as appropriate) or as the Agent may direct from time to time for allocation and distribution in accordance with the procedures set forth in
     Section 8.7 hereof, (ii) all rights of the Lessor under the Lease shall be exercised by the Agent on an exclusive basis and (iii) each Credit Party shall cause all notices, certificates, financial statements, communications and other information which are delivered, or are required to be delivered, to the Lessor to also be delivered at the same time to the Agent.

          (c) No Credit Party shall consent to or permit any amendment, supplement or other modification of the terms or provisions of any Operative Agreement except in accordance with Section 12.4 of this Agreement.

          (d) Each Credit Party hereby covenants and agrees that, except for amounts payable as Basic Rent, certain Transaction Expenses funded by Advances pursuant to the Operative Agreements, payments of Supplemental Rent to the extent such payments have been previously paid in full by Lessee in accordance with the provisions of the Operative Agreements, principal, interest and yield due and owing under the Notes and the Certificates, respectively, amounts expressly excluded from indemnification pursuant to Sections 11.1, 11.2, 11.7 and 11.8 of this Agreement, amounts due and owing (between the buyer and seller thereof) as a result of any voluntary sale of an assignment or participation interest by any Lender or Holder under the Operative Agreements and any interest calculated at a rate equal to the daily average Federal Funds Effective Rate payable by any Lender to the Agent pursuant to Section 2.10(b) of the Credit Agreement, any and all payment obligations owing from time to time under the Operative Agreements by the Owner Trustee or the Trust Company to the Agent, any Lender, any Holder or any other Person shall (without further action) be deemed to be Supplemental Rent obligations payable by the Lessee within thirty (30) days after demand (unless such payment of Supplemental Rent is due on the due date of any payment of Termination Value in which case such payment of Supplemental Rent shall be due on the due date for such payment of Termination Value and provided, to the extent any such payment of Supplemental Rent is reimbursement for amounts paid by one or more Financing Parties on behalf of any Credit Party pursuant to the Operative Agreements then the Lessee shall also pay interest on such Supplemental Rent calculated at the Overdue Rate from the date any Credit Party has knowledge of the applicable payment from any such Financing Party until such payment of Supplemental Rent plus such interest is paid by one of the Credit Parties to the Agent for the account of each such Financing Party). Without limitation, but subject to the exception set forth above, such obligations of the Credit Parties shall include without limitation participation fees, prepayment fees, penalties, arrangement fees, administrative fees, unused fees, breakage costs, indemnities, trustee fees and transaction expenses incurred by the parties hereto in connection with the transactions contemplated by the Operative Agreements. Upon Lessee's payment of any such obligations of the Owner Trustee, Lessee shall have the same subrogation rights as against the Owner Trustee with respect thereto as are provided in respect of Claims set forth in Section 11.9, but such rights of subrogation shall be subject and subordinate in all respects to any and all obligations and/or amounts due and owing from time to time by the Owner Trustee to any Financing Party.

          (e) The Lessee hereby covenants and agrees to cause an Appraisal or reappraisal (in form and substance satisfactory to the Agent and from an appraiser selected by the Agent) to be issued respecting any Property as requested by the Agent in its reasonable discretion from time to time (i) at each and every time as such shall be required to satisfy any Legal Requirements imposed on the Agent, the Lessor, the Trust Company, any Lender and/or any Holder and (ii) after the occurrence of an Event of Default.

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

          (f) Except as otherwise contemplated by the Operative Agreements, the Construction Agent shall not use the proceeds of any Holder Advance or Loan for any purpose other than the purchase and/or lease of the Properties, the acquisition, installation and testing of the Equipment, the construction of Improvements, the payment of costs referred to in Section 5.1(a), Hard Costs and Soft Costs relating to the Properties and the payment of Transaction Expenses and the fees, expenses and other disbursements referenced in Sections 7.1(a) and 7.1(b) of this Agreement, in each case which accrue prior to the Rent Commencement Date with respect to a particular Property.

          (g) At any time the Lessor or the Agent is entitled under the Operative Agreements to possession of a Property or any component thereof, each of the Construction Agent and the Lessee hereby covenants and agrees, at its own cost and expense, to assemble and make the same available to the Agent (on behalf of the Lessor).

          (h) The Lessee hereby covenants and agrees that, respecting each Property, Non-Integral Equipment financed under the Operative Agreements may constitute up to, but shall not exceed, ten percent (10%) of the aggregate Advances extended at or prior to such time with respect to such Property.

          (i) The Lessee hereby covenants and agrees that the Operative Agreements shall be used to finance one, and only one Property and that the Property shall be the Permitted Facility.

          (j) The Lessee hereby covenants and agrees that it shall give prompt notice to the Agent if the Lessee's principal place of business or chief executive office, or the office where the records concerning the accounts or contract rights relating to any Property are kept, shall cease to be located at 777 Mariners Island Boulevard, San Mateo, California 94404 or if it shall change its name.

          (k) To the extent that the Lessee Credit Agreement, the Short-Term Facility, any other principal credit facility of the Guarantor or any replacement facility of any of the foregoing becomes collateralized, the Company Obligations will be secured (on a pari-passu basis with such other facility) by such collateral in favor of the Financing Parties.

          (l) [Reserved].

          (m) The Lessee hereby covenants and agrees that the rights of the Lessee under this Agreement and the Lease shall not impair or in any way diminish the obligations of the Construction Agent and/or the rights of the Lessor under the Agency Agreement.

          (n) [Reserved].

          (o) Each Credit Party shall promptly notify the Agent, or cause the Agent to be promptly notified, upon such Credit Party gaining knowledge of the occurrence of any Default or Event of Default which is continuing at such time. In any event, such notice shall be provided to the Agent within ten (10) days of when such Credit Party gains such knowledge.

          (p) Until all of the Company Obligations have been finally and indefeasibly paid and satisfied in full, unless consent has been obtained from the Majority Secured Parties, each Credit Party will:

               (i) except as permitted by the express provisions of the Lessee Credit Agreement, preserve and maintain its separate legal existence and all rights, franchises, licenses and privileges necessary to the conduct of its business, and qualify and remain qualified as a foreign corporation (or partnership, limited liability company or other such similar entity, as the case may be) and authorized to do business in each jurisdiction in which the failure to do so qualify would have a Material Adverse Effect;

               (ii) pay and perform all  obligations of the Credit Parties under the Operative Agreements and pay and perform (A) all taxes, assessments and other governmental charges that may be levied or assessed upon it or any of its property, and (B) all other indebtedness, obligations and liabilities in accordance with customary trade practices, which if not paid would have a Material Adverse Effect; provided that any Credit Party may contest any item described in this Section 8.3(p)(ii) in good faith so long as adequate reserves are maintained with respect thereto in accordance with GAAP;

               (iii) to the extent failure to do so would have a Material Adverse Effect, observe and remain in compliance with all applicable Laws and maintain in full force and effect all Governmental Actions, in each case applicable to the conduct of its business; and

               (iv) provided that the Agent, the Lenders and the Holders use reasonable efforts to minimize disruption to the business of the Credit Parties and, subject to Section 12.13, permit representatives of the Agent or any Lender or Holder, from time to time and, so long as no Default or Event of Default shall have occurred and be continuing, during normal business hours and upon written notice, to visit and inspect its properties; inspect, audit and make extracts from its books, records and files, including without limitation management letters prepared by independent accountants; and discuss with its principal officers, and its independent accountants, its business, assets, liabilities, financial condition, results of operations and business prospects.

          (q) Lessee shall perform any and all obligations of Lessor under, and cause Lessor to otherwise remain in full compliance with, the terms and provisions of each Ground Lease, if any.

          (r) Promptly after obtaining any required architectural approvals by any business park or any other applicable entity with oversight responsibility for the applicable Improvements, the Construction Agent shall deliver to the Agent copies of the same.

          (s) Each Credit Party shall (a) do or cause to be done all things reasonably necessary in the judgment of such Credit Party to test all of its mission-critical systems and mission-critical equipment supplied by others or with which such Credit Party's mission-critical systems interface on or prior to September 30, 1999; and (b) furnish to the Agent quarterly updates on the status of its programs in relation to year 2000 readiness as set forth in Section 6.2(w).

          (t) The Guarantor shall furnish to the Agent (for distribution to each Holder and each Lender):

               (i) as soon as available, but in any event within ninety (90) days after the end of each fiscal year of the Guarantor, a copy of the consolidated balance sheet of the Guarantor and its Consolidated
          Subsidiaries as at the end of such year and the related consolidated statements of income and retained earnings and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by PricewaterhouseCoopers LLP or other independent certified public accountants of nationally recognized standing.

               (ii) as soon as available, but in any event within ten (10) days after delivery of the financial statements described in Section 8.3(t)(i), the corresponding consolidating balance sheet as at the end of such year and the related consolidating statements of income and retained earnings and of cash flows for such year, all showing separately the principal lines of business conducted by separate Subsidiaries or groups of Subsidiaries to the extent requested by the Agent, certified by a Responsible Officer of the Guarantor as being fairly stated in all material respects when considered in relation to the consolidated financial statements of the Guarantor and its Consolidated Subsidiaries, taken as a whole;

               (iii) as soon as  available,  but in any  event  not  later  than forty-five (45) days after the end of each of the first three (3) quarterly periods of each fiscal year of the Guarantor, the unaudited consolidated balance sheet of the Guarantor and its Consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income and retained earnings and of cash flows of the Guarantor and its Consolidated Subsidiaries for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects when considered in relation to the consolidated financial statements of the Guarantor and its Consolidated Subsidiaries (subject to normal year-end audit adjustments); and

               (iv) as soon as available, but in any event within ten (10) days after delivery of the financial statements described in Section 8.3(t)(iii), the corresponding consolidating balance sheet as at the end of such quarter and the related consolidating statements of income and retained earnings and of cash flows for the portion of the fiscal year through such date, all showing separately the entities described in Section 8.3(t)(ii), certified by a Responsible Officer of the Guarantor as being fairly stated in all material respects when considered in relation to the consolidated financial statements of the Guarantor for such quarter taken as a whole;

     all such financial statements to be complete and correct in all material respects and to be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or officer, as the case may be, and disclosed therein).

          (u) The Lessee shall furnish, or cause to be furnished, to the Agent (for distribution to each Financing Party):

               (i) concurrently with the delivery of the financial statements referred to in Sections 8.3(t)(i) and 8.3(t)(iii), a certificate of a Responsible Officer of the Lessee (A) stating that, to the best of such officer's knowledge, each Credit Party during such period has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in the Operative Agreements to be observed, performed or satisfied by it, and that such officer has obtained no knowledge of any Lease Default or Lease Event of Default except as specified in such certificate and (B) with respect to the covenants contained in Section 8.3(bb), setting forth such calculations as are necessary to demonstrate compliance with such covenants;

               (ii) within five (5) days after the same are sent, copies of all financial statements and reports which the Guarantor sends to its stockholders and, within five (5) days after the same are filed, copies of all financial statements and reports which the Guarantor may make to, or file with, the Securities and Exchange Commission or any successor or analogous Governmental Authority; and

               (iii) promptly, such additional financial and other information as any Financing Party may from time to time reasonably request.

          (v) The Credit Parties shall, and shall cause each of their Subsidiaries to, pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all such entity's obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the Credit Parties or their Subsidiaries, as the case may be.

          (w) The Credit Parties shall, and shall cause each of their Subsidiaries to, continue to engage in business of the same general type as now conducted by the Credit Parties and their Subsidiaries and preserve, renew and keep in full force and effect such entity's corporate existence and take all reasonable action to maintain all rights, registrations, licenses, privileges and franchises necessary or desirable in the normal conduct of its business (including without limitation all such registrations under the Advisers Act and all material investment advisory agreements, distribution agreements and shareholder servicing contracts), except as otherwise permitted pursuant to Section 8.3(ff); comply, and to the extent reasonably within its control cause each Fund to comply, with all Contractual Obligations and Requirements of Law except to the extent that failure to comply therewith could not, in the aggregate, have a Material Adverse Effect.

          (x) Each Credit Party shall, and shall cause each of its Subsidiaries to, keep all property useful and necessary in its business in good working order and condition; maintain with financially sound and reputable insurance companies insurance on all its property in at least such amounts and against at least such risks as are usually insured against in the same general area by companies engaged in the same or a similar business; and furnish to the Agent, upon written request, full information as to the insurance carried.

          (y) Each Credit Party shall, and shall cause each of its Subsidiaries to, keep proper books of records and account in which full, true and correct entries in conformity with GAAP, or with respect to foreign Subsidiaries in conformity with appropriate local accounting practices, and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities; and permit representatives of any Financing Party to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be desired and to discuss the business, operations, properties and financial and other condition of each Credit Party and its Subsidiaries with officers and employees of each Credit Party and its Subsidiaries and with its independent certified public accountants.

          (z) A Credit Party shall promptly give notice to the Agent, which shall promptly give notice to each other Financing Party, of:

               (i) the occurrence of any Lease Default or Lease Event of Default;

               (ii) any (A) default or event of default under any Contractual Obligation of any Credit Party or any of their Subsidiaries or (B) litigation, investigation or proceeding which may exist at any time between any Credit Party or any of its Subsidiaries and any Governmental Authority or any Fund, which in either case, if not cured or if adversely determined, as the case may be, would have a Material Adverse Effect;

               (iii) any litigation or proceeding affecting any Credit Party or any of its Subsidiaries or any "affiliated person" of any Credit Party or any of its Subsidiaries, within the meaning of the Investment Company Act, in which the amount involved is $10,000,000 or more and not covered by insurance or in which injunctive or similar relief is sought or which could reasonably be expected to have a Material Adverse Effect;

               (iv) the following events, as soon as possible and in any event within thirty (30) days after any Credit Party knows or has reason to know thereof: (A) the occurrence or expected occurrence of any Reportable Event with respect to any Plan, or any withdrawal from, or the termination, Reorganization or Insolvency of any Multiemployer Plan or (B) the institution of proceedings or the taking of any other action by the PBGC or any Credit Party or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the terminating, Reorganization or Insolvency of, any Plan;

               (v) any suspension or termination of the registration of any Subsidiary of any Credit Party as an investment adviser under the Advisers Act or any cancellation or expiration without renewal of any investment advisory agreement, distribution agreement or shareholder servicing contract to which any Credit Party or any of its Subsidiaries is a party the revenues under which have exceeded in the most recent fiscal year of any Credit Party $25,000,000; and

               (vi) a development or event which could reasonably be expected to have a Material Adverse Effect.

     Each notice pursuant to this subsection shall be accompanied by a statement of a Responsible Officer of such Credit Party setting forth details of the occurrence referred to therein and stating what action such Credit Party proposes to take, or cause to be taken, with respect thereto.

          (aa) Each Credit Party shall, and shall cause each of its Subsidiaries to:

               (i) Comply with, and ensure compliance by all tenants and subtenants, if any, with, all applicable Environmental Laws and obtain and comply with and maintain, and ensure that all tenants and subtenants obtain and comply with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws except to the extent that failure to do so could not be reasonably expected to have a Material Adverse Effect;

               (ii) Conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws except to the extent that the same are being contested in good faith by appropriate proceedings and the pendency of such proceedings could not be reasonably expected to have a Material Adverse Effect; and

               (iii) Defend, indemnify and hold harmless the Indemnified Parties from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature known or unknown, contingent or otherwise, arising out of, or in any way relating to the violation of, noncompliance with or liability under any Environmental Laws applicable to the operations of any Credit Party or the Additional Properties, or any orders, requirements or demands of Governmental Authorities related thereto, including, without limitation, attorney's and consultant's fees, investigation and laboratory fees, response costs, court costs and litigation expenses, except to the extent that any of the foregoing arise out of the gross negligence or willful misconduct of the party seeking indemnification therefor. This indemnity shall continue in full force and effect regardless of the termination of any Operative Agreement.

          (bb) The Guarantor shall not:

               (i) Permit for any period of four (4) consecutive fiscal quarters of the Guarantor commencing on or after the Initial Closing Date (or for any of the periods of one, two and three consecutive fiscal quarters of the Guarantor commencing on or immediately after the Initial Closing Date) the ratio of (i) the sum of Consolidated Net Income for such period plus income taxes deducted in determining such Consolidated Net Income plus Consolidated Interest Expense for such period to (ii) Consolidated Interest Expense for such period to be less than 4.0 to 1.

               (ii) Permit Consolidated Working Capital on any date on or after the Initial Closing Date to be less than $100,000,000.

               (iii) Permit the Capitalization Ratio at any time to be greater than fifty-five percent (55%).

          (cc) Except as otherwise required to comply with the express provisions of the Operative Agreements, the Guarantor shall not create, incur, assume or suffer to exist any secured Indebtedness, and shall not permit any of its Included Subsidiaries to create, incur, assume or suffer to exist any Indebtedness, except for:

               (i) Indebtedness of the Guarantor or any of its Subsidiaries in an aggregate principal amount not exceeding as to the Guarantor and its Included Subsidiaries $50,000,000 at any time outstanding;

               (ii) Indebtedness outstanding on the Initial Closing Date and listed on Schedule 8 or reflected in the financial statements referred to in Section 6.2(x);

               (iii) Indebtedness of a Person which becomes a Subsidiary after the date hereof, provided that (A) such Indebtedness existed at the time such corporation became a Subsidiary and was not created in anticipation thereof and (B) immediately after giving effect to the acquisition of such corporation by the Guarantor or any existing Subsidiary no Lease Default or Lease Event of Default shall have occurred and be continuing; and

               (iv) unsecured Indebtedness of any Subsidiary owing to the Guarantor or any Subsidiary of the Guarantor or secured Indebtedness of any Subsidiary of the Guarantor owing to the Guarantor.

          (dd) Except as otherwise required to comply with the express provisions of the Operative Agreements, the Guarantor shall not, and shall not permit any of its Included Subsidiaries to, create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, except for:

               (i) Liens for taxes not yet due or which are being contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on the books of the Guarantor or its Subsidiaries, as the case may be, in conformity with GAAP;

               (ii) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business which are not overdue for a period of more than sixty (60) days or which are being contested in good faith by appropriate proceedings;

               (iii)   pledges  or  deposits   in   connection   with   workers'
          compensation, unemployment insurance and other social security legislation and deposits securing liability to insurance carriers under insurance or self-insurance arrangements;

               (iv) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

               (v) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount and which do not in any case detract from the value of the property subject thereto (in a manner which reasonably could be expected to have a Material Adverse Effect or in a manner, when assessing the aggregate value of all the properties of the Credit Parties, does not detract from such aggregate value by an amount in excess of ten percent (10%) thereof) or interfere with the ordinary conduct of the business of the Guarantor or any Subsidiary of Guarantor;

               (vi) Liens in  existence  on the Initial  Closing  Date listed on
          Schedule 9 or described  in the  financial  statements  referred to in
          Section 6.2(x) or in any notes thereto, securing Indebtedness permitted by Section 8.3(cc)(ii), provided that no such Lien is spread to cover any additional property after the Initial Closing Date and that the amount of Indebtedness secured thereby is not increased;

               (vii) Liens securing Indebtedness of the Guarantor and its Subsidiaries permitted by Section 8.3(cc)(i) incurred to finance the acquisition of fixed or capital assets, provided that (A) such Liens shall be created substantially simultaneously with the acquisition of such fixed or capital assets, (B) such Liens do not at any time encumber any property other than the property financed by such Indebtedness, (C) the amount of Indebtedness secured thereby is not increased and (D) the principal amount of Indebtedness secured by any such Lien shall at no time exceed the purchase price of such property;

               (viii) Liens on the property or assets of a Person which becomes a Subsidiary after the date hereof securing Indebtedness permitted by
          Section 8.3(cc)(iii), provided that (A) such Liens existed at the time such Person became a Subsidiary and were not created in anticipation thereof, (B) any such Lien is not spread to cover any property or assets of such Person after the time such Person becomes a Subsidiary, and (C) the amount of Indebtedness secured thereby is not increased;

               (ix) Liens (not otherwise permitted hereunder) which secure obligations in an aggregate amount at any one time outstanding not exceeding as to the Guarantor and its Included Subsidiaries an amount equal to five percent (5%) of the Consolidated Net Worth, measured at the time of the creation, incurrence or assumption of any such Lien and based upon the Consolidated Net Worth as at the end of the most recently completed fiscal quarter of the Guarantor for which financial statements have been furnished to the Agent pursuant to Section 8.3(t); and

               (x) Liens on "margin stock" within the meaning of Regulation U to the extent that margin stock would, but for this Section 8.3(dd)(x), represent more than twenty-five percent (25%) of the value of the assets subject to this Section 8.3(dd).

          (ee) The Guarantor shall not, and shall not permit any of its Subsidiaries to, enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of, all or substantially all of its property, business or assets, except, so long as no Lease Default or Lease Event of Default has occurred and is continuing or would result therefrom:

               (i) that the Guarantor may enter into any merger, consolidation or amalgamation for the purpose of effecting any corporate or tax reorganization of the Guarantor and the Subsidiaries or for the purpose of effecting any investment permitted under Section 8.3(gg), provided that such merger, consolidation or amalgamation is not with any Banking Subsidiary, Insurance Subsidiary or Real Estate Subsidiary (or with any other Person which is principally engaged in the banking or trust, insurance or real estate business), that the ownership of the Guarantor (or its successor) is not materially different after such transaction from what it was prior thereto, that the Guarantor (or its successor) remains the holding company for the Subsidiaries of the Guarantor prior thereto, and that, if the Guarantor is not the successor corporation in such transaction, such successor corporation is a corporation organized and validly existing under the laws of the United States or any state thereof and, by operation of law or otherwise, assumes the obligations of the Guarantor hereunder and under the other Operative Agreements and such organization and assumption are evidenced by an opinion of counsel to such successor satisfactory in form and substance to the Agent; and

               (ii) that any Subsidiary of the Guarantor may enter into any such transaction for the purpose of effecting any corporate or tax reorganization of the Guarantor and its Subsidiaries or for the purpose of effecting any sale or other disposition of any of its property, business or assets permitted under Section 8.3(ff) or any investment permitted under Section 8.3(gg), provided that such merger, consolidation or amalgamation is not with any Banking Subsidiary, Insurance Subsidiary or Real Estate Subsidiary (or with any other Person which is principally engaged in the banking or trust, insurance or real estate business), unless such Subsidiary is also a Banking Subsidiary, Insurance Subsidiary or Real Estate Subsidiary, as the case may be.

          (ff) Except as otherwise required to comply with the express provisions of the Operative Agreements, the Guarantor shall not, and shall not permit any of its Included Subsidiaries to, make any Asset Disposition, unless the Revolving Credit Loans (as such term is defined in the Lessee Credit Agreement) are reduced to the extent required pursuant to Section
     2.7 of the Lessee Credit Agreement and the Guarantor makes the mandatory prepayment, if any, required in connection therewith pursuant to Section
     2.7 of the Lessee Credit Agreement.

          (gg) The Guarantor shall not, and shall not permit any of its Included Subsidiaries to, make any advance, loan, extension of credit or capital contribution to, or purchase any stock, bonds, notes, debentures or other securities of or any assets constituting a business unit of, or make any other investment in (any of the foregoing, an "investment"), any Person, except for:

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               (i) investments in marketable securities,  liquid investments and other financial instruments that are acquired for investment purposes and that have a value which may be readily established, including any such investment that may be readily sold or otherwise liquidated in any Fund or in any investment company managed by any Joint Venture pursuant to an investment advisory agreement;

               (ii) any investment in any Included Subsidiary of the Guarantor or in any other Person principally engaged in the business of providing investment advisory services and related (including distribution and shareholder servicing) services, provided that, after giving effect to any such investment in any such other Person, such other Person is a Subsidiary or a Joint Venture;

               (iii) any investment in any Banking Subsidiary or in any other Person which, after giving effect to any such investment, is a Banking Subsidiary, provided that after giving effect to each such investment, the aggregate of the investments made pursuant to this Section 8.3(gg)(iii) in any fiscal year of the Guarantor shall not exceed, $15,000,000, provided that any portion of such amount not so invested in any fiscal year may be carried over for expenditure in any following fiscal year;

               (iv) extensions of trade credit in the ordinary course of business;

               (v) loans to officers of the Guarantor or any of its Subsidiaries consistent with past practices of the Guarantor and its Subsidiaries, and advances to employees of the Guarantor or its Subsidiaries for travel, entertainment and relocation expenses in the ordinary course of business;

               (vi) investments in the Finance Subsidiary;

               (vii) investments constituting non-cash consideration received in connection with an Asset Disposition, provided that such non-cash consideration shall not exceed twenty-five percent (25%) of the aggregate consideration received for such Asset Disposition; and provided further that the aggregate amount of any such non-cash consideration with respect to Asset Dispositions shall not exceed $10,000,000 at any one time outstanding; and

               (viii) other investments in an aggregate amount as to the Guarantor and its Subsidiaries (other than the Banking Subsidiaries and the Finance Subsidiary) not exceeding $125,000,000 for the period since the Initial Closing Date.

          (hh) The Guarantor shall not, and shall not permit any of its Subsidiaries to, enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate or any Subsidiary less than eighty percent (80%) owned, directly or indirectly, by the Guarantor, unless such transaction is otherwise permitted under the Operative Agreements, is in the ordinary course of the Guarantor's or such Subsidiary's business and is upon fair and reasonable terms no less favorable to the Guarantor or such Subsidiary, as the case may be, than it would obtain in a comparable arm's length transaction with a Person not an Affiliate.

          (ii) The Guarantor shall not permit the fiscal year of the Guarantor to end on a day other than September 30, except with the consent of the Majority Secured Parties (which consent shall not be unreasonably withheld and which consent may be conditioned upon adjusting the covenants in a manner to give each of the parties hereto substantially the same protection and benefits as were in effect prior to any such change in the fiscal year of the Guarantor).

          (jj) The Guarantor shall not, and shall not permit any of its Included Subsidiaries to, enter into, or suffer to exist, any agreement with any Person other than the Financing Parties which prohibits or limits the ability of any Included Subsidiary to (a) pay dividends or make other distributions or pay any Indebtedness owed to the Guarantor or any other Included Subsidiary, (b) make loans or advances to the Guarantor or any other Included Subsidiary or (c) transfer any of its properties or assets to the Guarantor or any other Included Subsidiary.

          (kk) The Credit Parties shall not permit the construction of any Improvements on any portion of any Property in which the Seller, pursuant to the Purchase and Sale Agreement, has retained any interest or with respect to which Seller may exercise its rights.

          (ll) The Lessee shall not permit the Purchase and Sale Agreement to be amended or modified in any fashion from and after the Initial Closing Date unless any such amendment or modification has been approved in writing by the Agent.

     8.4. SHARING OF CERTAIN PAYMENTS.

     Except for Excepted Payments, the parties hereto acknowledge and agree that all payments due and owing by any Credit Party to the Lessor under the Lease or any of the other Operative Agreements shall be made by such Credit Party directly to the Agent as more particularly provided in Section 8.3 hereof. The Lessor, the Holders, the Agent, the Lenders and the Credit Parties acknowledge the terms of Section 8.7 of this Agreement regarding the allocation of payments and other amounts made or received from time to time under the Operative Agreements and agree, that all such payments and amounts are to be allocated as provided in Section 8.7 of this Agreement.

     8.5. GRANT OF EASEMENTS, ETC.

          (a) The Agent, the Lenders and the Holders hereby agree that, so long as no Event of Default shall have occurred and be continuing, the Owner Trustee shall, from time to time at the request of the Lessee (and with the prior consent of the Agent), in connection with the transactions contemplated by the Agency Agreement, the Lease or the other Operative Agreements, (i) grant easements and other rights in the nature of easements with respect to any Property, (ii) release existing easements or other rights in the nature of easements which are for the benefit of any
     Property, (iii) execute and deliver to any Person any instrument appropriate to confirm or effect such grants or releases, (iv) dedicate or transfer portions of any Property not improved with a building, for road, highway or other public purposes if (A) the conveyance of such portion of any Property will not impair the access, use, occupancy or fair market value of the portion of such Property remaining in the Trust, (B) the portion of any Property remaining in the Trust (1) shall constitute one or more legal and tax parcels, (2) shall contain or be expected to contain at least one building, (3) shall be viable as a separate property in compliance with Legal Requirements and (4) shall have a fair market value equal to at least 100% of the Property Cost of such Property and (C) at the time of such conveyance, no Default or Event of Default shall have occurred and be continuing, (v) execute documents required to create or administer a governmental special benefit district or assessment district for public improvements and collection of special assessments if such special benefit district or assessment district will not impair the access, use, occupancy or fair market value of any Property, (vi) execute instruments necessary or desirable for the exercise or enforcement of rights or performance of obligations under any Permitted Liens or any contract, permit, license, franchise or other right included within the term "Property", (vii) execute modifications of the Permitted Liens, (viii) execute permit applications or other documents required to accommodate construction of the improvements described in the Participation Agreement permitted by the Lease, (ix) execute and deliver to any Person such other documents or materials in connection with the acquisition, development, construction, testing or operation of any Property, including without limitation reciprocal easement agreements, construction contracts, operating agreements, development agreements, plats, replats or subdivision documents and (x) consent to, exercise, or assist Lessee in exercising, rights under any of the foregoing; provided, that each of the agreements referred to in this
     Section 8.5 shall be in the ordinary course of the Lessee's business and shall be on commercially reasonable terms so as not to diminish the value of any Property in any material respect.

          (b) Subject to the other terms and conditions of the Operative Agreements, Lessee shall be entitled to do any of the following in Lessee's own name and to the exclusion of the Owner Trustee during the Term without any notice to or consent of the Owner Trustee, the Agent, any Lender or Holder, so long as no Default or Event of Default has occurred and is continuing and so long as Lessee does not thereby create any encumbrance or cloud on Lessor's title to the Property (other than a Permitted Lien):

               (A) perform obligations arising under, enter into amendments of and to exercise and enforce the rights of the buyer under the Purchase and Sale Agreement;

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

               (B) perform obligations arising under, enter into amendments of and to exercise and enforce the rights of Lessee, the Owner Trustee or the owner of the Property under the Development Contracts and the Permitted Liens;

               (C) perform obligations arising under, enter into amendments of and to exercise and enforce the rights of Lessee, the Owner Trustee or the owner of the Property with respect to any other contracts or documents (such as Plans and Specifications) included within the definition of the term "Property"; and

               (D) recover and retain any monetary damages or other benefit inuring to Lessee, the Owner Trustee or the owner of the Property through the enforcement of any rights, contracts or other documents included within the Property as described in the Lease (including without limitation the Purchase and Sale Agreement, the Development Contracts and the Permitted Liens and any ordinances, regulations and laws); provided, that to the extent any such monetary damages may become payable as compensation for an adverse impact on value of the Property, the rights of the Owner Trustee and Lessee hereunder with respect to the collection and application of such monetary damages shall be the same as for condemnation proceeds payable because of a taking of a part of the Property.

     8.6. APPOINTMENT BY THE AGENT, THE LENDERS, THE HOLDERS AND THE OWNER TRUSTEE.

     The Holders hereby appoint the Agent to act as collateral agent for the Holders in connection with the Lien granted by the Security Documents to secure the Holder Amount. The Lenders and the Holders acknowledge and agree and direct that the rights and remedies of the beneficiaries of the Lien of the Security Documents shall be exercised on an exclusive basis by the Agent on behalf of the Lenders and the Holders as directed from time to time by the Majority Secured Parties or, pursuant to Sections 8.2(h) and 12.4, all of the Lenders and the Holders, as the case may be; provided, in all cases, the Agent shall allocate payments and other amounts received in accordance with Section 8.7. The Agent is further appointed to provide notices under the Operative Agreements on behalf of the Owner Trustee (as determined by the Agent, in its reasonable discretion), to receive notices under the Operative Agreements on behalf of the Owner Trustee and (subject to Sections 8.5 and 9.2) to take such other action under the Operative Agreements on behalf of the Owner Trustee as the Agent shall determine in its reasonable discretion from time to time. The Agent hereby accepts such appointments. For purposes hereof, the provisions of Section 7 of the Credit Agreement, together with such other terms and provisions of the Credit Agreement and the other Operative Agreements as required for the full interpretation and operation of Section 7 of the Credit Agreement are hereby incorporated by reference as if restated herein for the mutual benefit of the Agent and each Holder as if each Holder were a Lender thereunder. Outstanding Holder Advances and outstanding Loans shall each be taken into account for purposes of determining Majority Secured Parties. Further, the Agent shall be entitled to take such action on behalf of the Owner Trustee as is delegated to the Agent under any Operative Agreement (whether express or implied) as may be reasonably incidental thereto. The parties hereto hereby agree to the provisions contained

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

in this Section 8.6. Any appointment of a successor agent under Section 7.9 of the Credit Agreement shall also be effective as an appointment of a successor agent for purposes of this Section 8.6.

     8.7. COLLECTION AND ALLOCATION OF PAYMENTS AND OTHER AMOUNTS.

          (a) Each Credit Party has agreed pursuant to Section 5.10 and otherwise in accordance with the terms of this Agreement to pay to (i) the Agent any and all Rent (excluding Excepted Payments) and any and all other amounts of any kind or type under any of the Operative Agreements due and owing or payable to any Person and (ii) each Person as appropriate the
     Excepted Payments. Promptly after receipt, the Agent shall apply and allocate, in accordance with the terms of this Section 8.7, such amounts received from any Credit Party and all other payments, receipts and other consideration of any kind whatsoever received by the Agent pursuant to the Security Agreement or otherwise received by the Agent, the Holders or any of the Lenders in connection with the Collateral, the Security Documents or any of the other Operative Agreements. Ratable distributions among the Lenders and the Holders under this Section 8.7 shall be made based on (in the case of the Lenders) the ratio of the outstanding Loans to the aggregate Property Cost and (in the case of the Holders) the ratio of the outstanding Holder Advances to the aggregate Property Cost. Ratable distributions among the Tranche A Lenders under this Section 8.7 shall be made based on the ratio of the individual Tranche A Lender's Commitment for Tranche A Loans to the aggregate of all the Tranche A Lenders' Commitments for Tranche A Loans. Ratable distributions among the Tranche B Lenders under this Section 8.7 shall be made based on the ratio of the individual Tranche B Lender's Commitment for Tranche B Loans to the aggregate of all the Tranche B Lenders' Commitments for Tranche B Loans. Ratable distributions among the Lenders (in situations where the Tranche A Lenders are not differentiated from the Tranche B Lenders) shall be made based on the ratio of the individual Lender's Commitment to the aggregate of all the Lenders' Commitments. Ratable distributions among the Holders under this
     Section 8.7 shall be based on the ratio of the individual Holder's Holder Commitment to the aggregate of all the Holders' Holder Commitments.

          (b) Payments and other amounts received by the Agent from time to time in accordance with the terms of subparagraph (a) shall be applied and allocated as follows (subject in all cases to Section 8.7(c)):

               (i) Any such payment or amount identified as or deemed to be Basic Rent shall be applied and allocated by the Agent first, ratably to the Lenders and the Holders for application and allocation to the payment of interest on the Loans and thereafter the principal of the Loans which is due and payable on such date and to the payment of accrued Holder Yield with respect to the Holder Advances and thereafter the portion of the Holder Advances which is due on such date; and second, if no Default or Event of Default is in effect, any excess shall be paid to such Person or Persons as the Lessee may designate; provided, that if a Default or Event of Default is in effect, such excess (if any) shall instead be held by the Agent until the earlier of (I) the first date thereafter on which no Default or

          Event of Default shall be in effect (in which case such payments or returns shall then be made to such other Person or Persons as the Lessee may designate) and (II) the Maturity Date or the Expiration Date, as the case may be (or, if earlier, the date of any
          Acceleration), in which case such amounts shall be applied and allocated in the manner contemplated by Section 8.7(b)(iv); provided, further, that (x) Supplemental Rent shall be payable to the Financing Parties in accordance with their interests pursuant to the Operative Agreements and (y) to the extent that the Holders and/or the Lenders are affected in the same manner by any matter giving rise to a payment of Supplemental Rent, then such payment of Supplemental Rent shall be distributed ratably to the Holders and/or the Lenders based on their respective Holder Commitments and/or Lender Commitments.

               (ii) If on any date the Agent or the Lessor shall receive any amount in respect of (A) any Casualty or Condemnation pursuant to Sections 15.1(a) or 15.1(g) of the Lease (excluding any payments in respect thereof which are payable to the Lessee in accordance with the Lease), or (B) the Termination Value in connection with the delivery of a Termination Notice pursuant to Article XVI of the Lease, or (C) the Termination Value in connection with the exercise of the Purchase Option under Section 20.1 of the Lease or the exercise of the option of the Lessor to transfer the Properties to the Lessee pursuant to
          Section 20.3 of the Lease, or (D) any payment required to be made or elected to be made by the Construction Agent to the Lessor pursuant to the terms of the Agency Agreement, then in each case, the Lessor shall be required to pay such amount received (1) if no Acceleration has occurred, to prepay the principal balance of the Loans and the Holder Advances, on a pro rata basis, or (2) if an Acceleration has occurred, in accordance with Section 8.7(b)(iii) hereof.

               (iii) An amount equal to any payment identified as proceeds of the sale or other disposition (or lease upon the exercise of remedies) of the Properties or any portion thereof, whether pursuant to Article XXII of the Lease or the exercise of remedies under the Security Documents or otherwise, the execution of remedies set forth in the Lease and any payment in respect of a violation of Lessee's maintenance obligations pursuant to Section 22.3 of the Lease (whether such payment relates to a period before or after the Construction Period Termination Date) shall be applied and allocated by the Agent first, ratably to the payment of the principal and interest of the Tranche B Loans then outstanding, second, ratably to the payment to the Holders of the outstanding principal balance of all Holder Advances plus all outstanding Holder Yield with respect to such outstanding Holder Advances, third, to the extent such amount exceeds the maximum amount to be returned pursuant to the foregoing provisions of this paragraph (iii), ratably to the payment of the principal and interest of the Tranche A Loans then outstanding, fourth, to any and all other amounts owing under the Operative Agreements to the Lenders under the Tranche B Loans, fifth, to any and all other amounts owing under the Operative Agreements to the Holders, sixth, to any and all other amounts owing under the Operative Agreements to the Lenders under the Tranche A Loans, and seventh, to the extent moneys remain after application and allocation pursuant to clauses first through sixth above, to the Owner Trustee for application and allocation to any and all other amounts owing to the Holders or the Owner Trustee and to the other amounts owing to the other Financing Parties pursuant to the Operative Agreements; provided, where no Event of Default shall exist and be continuing and a prepayment is made for any reason with respect to less than the full amount of the outstanding principal amount of the Loans and the outstanding Holder Advances, the proceeds shall be applied and allocated ratably to the Lenders and to the Holders.

               (iv) An amount equal to (A) any payment identified as a payment of the Maximum Amount or any payment pursuant to Section 22.1(b) of the Lease (or otherwise) of the Maximum Residual Guarantee Amount (and any such lesser amount as may be required by Section 22.1(b) of the Lease) in respect of the Properties and (B) any other amount payable upon any exercise of remedies after the occurrence of an Event of Default not covered by Sections 8.7(b)(i) or 8.7(b)(iii) above (including without limitation any amount received in connection with an Acceleration which does not represent proceeds from the sale or liquidation of the Properties) and (C) any other amount payable by the Guarantor pursuant to Section 6B shall be applied and allocated by the Agent first, ratably, to the payment of the principal and interest balance of Tranche A Loans then outstanding, second, ratably to the payment of the principal and interest balance of the Tranche B Loans then outstanding, third, ratably to the payment of the principal balance of all Holder Advances plus all outstanding Holder Yield with respect to such outstanding Holder Advances, fourth, to the payment of any other amounts owing to the Lenders hereunder or under any of the other Operative Agreement, and fifth, to the extent moneys remain after application and allocation pursuant to clauses first through fourth above, to the Owner Trustee for application and allocation to Holder Advances and Holder Yield and any other amounts owing to the Holders or the Owner Trustee or any other Financing Party.

               (v) An amount equal to any payment identified as Supplemental Rent and not covered pursuant to any of the preceding subparagraphs hereof shall be applied and allocated by the Agent to the payment of any amounts then owing to the Agent, the Lenders, the Holders and the other parties to the Operative Agreements (or any of them) (other than any such amounts payable pursuant to the preceding provisions of this
          Section 8.7(b)) as shall be determined by the Agent in its reasonable discretion; provided, however, that Supplemental Rent received upon the exercise of remedies after the occurrence and continuance of an Event of Default in lieu of or in substitution of the Maximum Residual Guarantee Amount or as a partial payment thereon shall be applied and allocated as set forth in Section 8.7(b)(iv).

               (vi) The Agent in its reasonable judgment shall identify the nature of each payment or amount received by the Agent and apply and allocate each such amount in the manner specified above.

          (c) Upon the payment in full of the Company Obligations, any moneys remaining with the Agent shall be returned to the Lessee. In the event of an Acceleration it is agreed that, prior to the application and allocation of amounts received by the Agent in the order described in Section 8.7(b) above or any distribution of money to the Lessee, any such amounts shall first be applied and allocated to the payment of (i) any and all sums advanced by the Agent in order to preserve the Collateral or to preserve its Lien thereon, (ii) the expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing or realizing on the Collateral, or of any exercise by the Agent of its rights under the Security Documents, together with reasonable attorneys' fees and expenses and court costs and (iii) any and all other amounts reasonably owed to the Agent under or in connection with the transactions contemplated by the Operative Agreements (including without limitation any accrued and unpaid administration fees).

     8.8. RELEASE OF PROPERTIES, ETC.

          (a) If the Lessee shall at any time purchase any Property pursuant to the Lease, or the Construction Agent shall purchase any Property pursuant to the Agency Agreement, or if any Property shall be sold in accordance with Article XXII of the Lease, then, upon payment in full of the Company Obligations, the Agent is hereby authorized and directed to release such Properties from the Liens created by the Security Documents to the extent of its interest therein. In addition, upon the termination of the Commitments and the Holder Commitments and the payment in full of the Loans, the Holder Advances and all other amounts owing by the Owner Trustee and the Lessee hereunder or under any other Operative Agreement the Agent is hereby authorized and directed to release all of the Properties from the Liens created by the Security Documents to the extent of its interest therein (except for the Lease and related Lease Supplements to the extent that the Renewal Term has become effective but the Advances have been refinanced). Upon request of the Owner Trustee following any such release, the Agent shall, at the sole cost and expense of the Lessee, execute and deliver to the Owner Trustee and the Lessee such documents as the Owner Trustee or the Lessee shall reasonably request to evidence such release.

          (b) PARTIAL RELEASE OF SURPLUS LAND. The Agent, the Owner Trustee, the Lenders, the Holders and the Lessee acknowledge that Lessee as the owner of the fee simple estate in the Land and ground lessor under the Ground Lease, has reserved the right to subdivide, in compliance with all Legal Requirements, the Property covered by the Ground Lease into two (2) or more parcels and in connection therewith, to release from the Ground Lease all portions of the Property except for a parcel or parcels consisting of approximately 17 acres and located approximately as shown on the site plan attached hereto as Schedule 8.8 (which parcel or parcels, as shown on the recorded parcel or subdivision map (the "Parcel Map"), and with the acreage and dimensions established as a result thereof, is referred to herein as

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     the "Leased  Parcel").  The Agent,  the Owner  Trustee,  the  Lenders,  the
     Holders and the Lessee acknowledge that the Lessee shall have the right to subdivide and cause the Surplus Land (as defined below) to be released from the Ground Lease in accordance with this Section 8.8(b) only if (i) the Leased Parcel is a separate legal parcel and (ii) Lessee shall have
     delivered  to  the  Agent  an  Officer's  Certificate   certifying  to  the
     following: (A) that Parcel Map Recordation has occurred; (B) that the Leased Parcel is comprised of no less than 17.2 gross acres; (C) identifying the legal description of the Leased Parcel and the legal description of the Surplus Land effective after Parcel Map Recordation; (D) that the Leased Parcel, upon completion of construction of the extensions of Franklin Parkway and Saratoga Drive described on the Parcel Map, shall have access to Franklin Parkway and Saratoga Drive which shall be sufficient for the use of the Property as contemplated by the Construction Budget and the Plans and Specifications and as a Permitted Facility in accordance with all applicable Legal Requirements (including without limitation all applicable zoning laws), and that completion of such extensions of Franklin Parkway and Saratoga Drive is secured and otherwise provided for pursuant to bonds or other deposited security posted with the City of San Mateo and the Subdivision Agreement (Bay Meadows 96-087) entered into between the City of San Mateo and the Seller; and (E) that the dimensions of the Leased Parcel as described in the Parcel Map are sufficient for the use and occupancy of the Property as contemplated by the Construction Budget and the Plans and Specifications and otherwise as a Permitted Facility, upon the completion of construction and the obtaining of all occupancy permits as contemplated by the Agency Agreement. All portions of the Property excluding the Leased Parcel are referred to herein as the "Surplus Land." Immediately upon the recordation of the Parcel Map (the "Parcel Map Recordation"), regardless of whether a Default or Event of Default is then continuing, without payment of any release price or other consideration, and without further action or the execution of any documents by any Person, the "Land," for all purposes of the Operative Agreements, shall exclusively mean the Leased Parcel, and neither the Owner Trustee, the Agent, the Lenders or the Holders shall have any right, title or interest in the Surplus Land. The Owner Trustee, the Agent, each Lender and Holder shall, upon demand by the Lessee (and at Lessee's cost), at any time after Parcel Map Recordation, regardless of whether a Default or Event of Default is then continuing, execute, deliver and cause to be recorded such quitclaim deeds, reconveyances, releases, amendments, supplements and other instruments as may be necessary or deemed advisable by Lessee to evidence that the ground leasehold interest in the Leased Parcel is the exclusive interest in land covered by (and that the Surplus Land is excluded from the land covered by) the Ground Lease, the Lease, the Operative Agreements and the Security Documents. Without limiting Lessee's rights to obtain Advances therefor, Lessee shall pay all costs and expenses necessary for Parcel Map Recordation and for the execution, delivery and recordation of such further documents. Under no circumstances shall the obligations of the Owner Trustee and the Holders set forth in Section 8.2(a) of this Agreement, to discharge Lessor Liens applicable to the Surplus Land on or prior to Parcel Map Recordation, be limited in any respect by the provisions of this
     Section 8.8(b).

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          (c) The Ground Lessor shall have the right (so long as the  provisions of Sections 8.8(b)(i) and 8.8(b)(ii) are satisfied), without any prior consent of any party to the Operative Agreements, to process a tentative or final Parcel Map subdividing the Property as described above with the appropriate governmental authorities for approval; to execute such maps, documents and instruments as may be necessary in connection therewith
     (including   without   limitation  such  instruments  as  may  provide  for
     dedications of public easements and subdivision improvement agreements and bonds relating thereto); and to record or cause to be recorded such maps, documents and instruments at any time following the approval thereof by the appropriate governmental authorities (all of which shall be "Permitted Liens" for all purposes of the Operative Agreements). The Owner Trustee and Agent shall cooperate in a commercially reasonable manner (at the cost and expense of the Lessee, but without limiting Lessee's rights to obtain Advances therefor) with Ground Lessor in processing and recording any
     tentative   or  final  Parcel  Maps  with  the   appropriate   governmental
     authorities and shall execute and acknowledge such maps and documents (including without limitation any dedications of public easements and any subdivision improvement agreements) as may be necessary to complete, or may be reasonably requested by the Ground Lessor in connection with, the parcel or subdivision map process.

          (d) The Owner Trustee, Agent, Lenders and Holders acknowledge that one of the Permitted Liens is a "Buy-Back Right" reserved by the seller under the Purchase and Sale Agreement as provided for in the "Reservation of Buy-Back Right" which is attached to and made part of the grant deed recorded on June 11, 1999 as Instrument No. 99-101828 in the Official Records of San Mateo County, California, and to which reference is hereby made. Pursuant to such "Buy Back Right," the seller has the right to reacquire on the terms set forth in such Reservation a "Buy-Back Parcel" during the period and for the purchase price set forth therein. At such time as the seller or its designee shall be entitled to the conveyance of the Buy-Back Parcel in accordance with the instructions of the Lessee, the Lessee shall certify in writing to the Financing Parties (pursuant to a certificate from a Responsible Officer in form and substance satisfactory to the Agent) that the sale of the Buy-Back Parcel is required under the Purchase and Sale Agreement and upon delivery of such Officer's Certificate, the Owner Trustee and Agent shall (at the cost and expense of the Lessee), without payment of any release price or other consideration, and without further action or the execution of any documents by any Person, execute, deliver and cause to be recorded such quitclaim deeds, amendments, supplements and other instruments as may be necessary or deemed advisable by Lessee (or required by the seller in accordance with such Reservation) to deliver title to the Buy-Back Parcel to the seller or its designee free and clear of any right, title, interest of Lessor or the Agent or any Lessor Lien or any other Lien in favor of the Agent arising under the Operative Agreements. The obligations of the Owner Trustee and Agent set forth in this Section 8.8(d) shall be applicable and effective notwithstanding that any Default or Event of Default by any of the Credit Parties or any default by any other Person shall have occurred or be continuing.

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     8.9. REFINANCING.

          (a) Refinancing of the Advances. The Lessee shall have the right to cause the Advances to be refinanced on terms and conditions acceptable to the Lessee, provided that (i) any such refinancing shall be subject to payment in full of all amounts then due and owing to the Financing Parties under the Operative Agreements and (ii) the Lessee shall be responsible for all costs and expenses incurred by the Financing Parties in connection with any such refinancing.

          (b) Conditions to Refinancing. The Lessee may not cause the outstanding Advances to be refinanced unless no changes to the Operative Agreements required as a result of such refinancing shall increase the liabilities of the Owner Trustee thereunder or impair any of its rights thereunder. If the Lessee elects to cause the Owner Trustee to refinance the Advances, it shall give the Owner Trustee notice of such intention specifying the date (which shall be no earlier than forty (40) days after the date of such notice of intent) upon which the refinancing is to take place (the "Refinancing Date") and shall thereafter give the Owner Trustee and the Agent a written notice of prepayment with respect to the Advances outstanding not less than fifteen (15) days prior to the Refinancing Date, which notice shall specify the Refinancing Date. Subject to the satisfaction of the conditions set forth herein, the Owner Trustee agrees to cooperate in good faith with the Lessee in effecting any such refinancing.


     8.10 SPECIAL PROVISIONS REGARDING UNQUALIFIED LESSEE OBLIGATIONS.

          (a) General Rule. The provisions of this Section 8.10(a) and Section 8.10(b) shall only apply with respect to any particular Property prior to the Completion Date for such Property, and the limitations of the obligations of the Credit Parties under this Section 8.10(a) and Section 8.10(b) shall not apply to any Unqualified Lessee Obligation. Subject to the previous sentence and notwithstanding anything to the contrary set forth in the Operative Agreements, the occurrence of a Potential Presumptive Event shall not entitle the Lenders, the Holders or the Lessor to withhold from the Lessee or the Construction Agent any Advances or entitle the Lender, the Holders or the Lessor to pursue any right or remedy against the Lessee, the Construction Agent, the Guarantor or any interest of the Lessee or the Construction Agent in the Property unless the Agent shall have given written notice to the Lessee of the Potential Presumptive Event, and on or before the expiration of a cure period of thirty (30) days after such notice (except regarding any payment due in accordance with
     Section 17.1(a)(ii) of the Lease or Section 6(c) of the Credit Agreement in which case the cure period shall terminate on the date such payment is due pursuant to such Section 17.1(a)(ii) or Section 6(c), as the case may be), either (i) the Lessee shall not have cured the Potential Presumptive Event (it being understood that a Potential Presumptive Event arising as a result of a misrepresentation concerning any matter may be cured within such cure period if the Lessee is able, by the end of such cure period, as a result of any act or occurrence or otherwise, truthfully to make the representations as to such matters that are required under the Operative Agreements and actually so makes such representations) or (ii) the Lessee

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

     shall not have established that the Potential Presumptive Event was not the result of the failure to perform any and all Unqualified Lessee Obligations. If the Lessee fails so to cure such Potential Presumptive Event in accordance with clause (i), it shall be rebuttably presumed that the original breach or misrepresentation and the Lessee's failure to cure were the result of a failure to perform any and all Unqualified Lessee Obligations. In order to rebut this presumption, the Lessee shall bear the burden of proof, and shall be obligated to establish that such Potential Presumptive Event was not the result of a failure to perform any and all Unqualified Lessee Obligations by a showing of clear and convincing evidence. If the Lessee within such cure period rebuts the presumption and establishes that the Potential Presumptive Event was not the result of the failure to perform any and all Unqualified Lessee Obligations, then the Lenders, the Holders or the Lessor on account of such Potential Presumptive Event shall have no right, respecting such Potential Presumptive Event, to withhold from the Lessee or the Construction Agent any Advances or to pursue, during the Construction Period, any right or remedy against the Lessee, the Construction Agent, the Guarantor or any interest of the Lessee or the Construction Agent in the Property notwithstanding the continuation of such Potential Presumptive Event. If the Lessee within such cure period is not able to rebut the presumption and to establish that the Potential Presumptive Event was not the result of the failure to perform any and all Unqualified Lessee Obligations, then the Lenders, the Holders or the Lessor on account of such Potential Presumptive Event shall have the right to withhold from the Lessee and the Construction Agent any Advances and to pursue any right or remedy against the Lessee, the Construction Agent, the Guarantor or any interest of the Lessee or the Construction Agent in the Property.

          (b) Cure Periods. The presumption described above shall apply only for the purposes of establishing whether or not the Lenders, the Holders and the Lessor have the right to withhold Advances or to pursue any right or remedy against the Lessee or the Construction Agent, the Guarantor or any interest of the Lessee or the Construction Agent in the Property, and shall not apply for other purposes. The thirty (30) day cure period provided for in Section 8.10(a) shall run concurrently with the periods for cure described in Sections 17.1(d), 17.1(e) and 17.1(k) of the Lease, Sections 6(d), 6(e) and 6(f) of the Credit Agreement and Sections 5.1(c) and 5.1(d) of the Agency Agreement.

          (c) Definitions for Section 8.10.

               (i) "Presumptive Event of Default" shall mean:

                    (A) a Lease  Event  of  Default  as  described  in  Sections
               17.1(b), 17.1(d), 17.1(e) (solely to the extent arising pursuant to Sections 5.1(b), 5.1(c) (solely to the extent arising pursuant to one of the Lease Events of Default or Credit Agreement Events of Default otherwise referenced in this definition of "Presumptive Event of Default") or 5.1(d) of the Agency Agreement) or 17.1(k) of the Lease;

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

                    (B) a Credit  Agreement  Event of  Default as  described  in
               Sections 6(b), 6(d), 6(e), 6(f)(i) (solely to the extent arising pursuant to a Lease Event of Default as described in Sections 17.1(b), 17.1(d), 17.1(e) (solely to the extent arising pursuant to Sections 5.1(b), 5.1(c) (solely to the extent arising pursuant to one of the Lease Events of Default or Credit Agreement Events of Default otherwise referenced in this definition of "Presumptive Event of Default") or 5.1(d) of the Agency Agreement) or 17.1(k) of the Lease) or 6(f)(ii) of the Credit Agreement; or

                    (C) an Agency  Agreement  Event of Default as  described  in
               Sections 5.1(b), 5.1(c) (solely to the extent arising pursuant to one of the Lease Events of Default or Credit Agreement Events of Default otherwise referenced in this definition of "Presumptive Event of Default") or 5.1(d) of the Agency Agreement.

               (ii) "Presumptive Default" shall mean a breach or default under the Operative Agreements which would, if any required notice of default were duly given and no cure thereof were effected within the applicable cure period (if any), constitute a Presumptive Event of Default.

               (iii) "Potential Presumptive Event" shall mean (a) the failure of the Lessee, the Owner Trustee, the Construction Agent or any other Person to comply with the disbursement conditions requiring the correctness of representations and warranties, the performance of obligations and agreements under the Operative Agreements or the lack of any Presumptive Default or Presumptive Event of Default, as set forth in Section 5.4(a), 5.4(b) or 5.4(e) of the Participation Agreement or Section 4.2 of the Credit Agreement (solely to the extent arising pursuant to Sections 5.4(a), 5.4(b) or 5.4(e) of the Participation Agreement) or (b) the occurrence during the Construction Period of any Presumptive Default or Presumptive Event of Default.

               (iv) "Unqualified Lessee Obligation" shall mean each of the following: (a) the obligations of the Indemnity Provider, the Lessee and/or the Construction Agent pursuant to Section 11.6 of this Agreement (including without limitation all such obligations provided in connection with subsection (c) of the first paragraph of Section 11.1), (b) the obligations of the Indemnity Provider, the Lessee and/or the Construction Agent pursuant to Sections 11.1 through 11.9 regarding indemnity obligations in favor of the Owner Trustee (excluding such matters referenced in the foregoing subsection (a)),
          (c) the obligations of the Indemnity Provider, the Lessee and/or the Construction Agent regarding Claims brought by the Owner Trustee relating to fraud, misapplication of funds, illegal acts or willful misconduct on the part of any Credit Party or the occurrence of any bankruptcy of any Credit Party (including without limitation the occurrence of any Lease Event of Default as specified in Section 17.1(g) of the Lease), and (d) the obligations of the Guarantor in

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          connection with each of the foregoing subsections (a) through (c).


                SECTION 9. CREDIT AGREEMENT AND TRUST AGREEMENT.

     9.1. THE CONSTRUCTION AGENT'S AND THE LESSEE'S CREDIT AGREEMENT RIGHTS.

     Notwithstanding anything to the contrary contained in the Credit Agreement, the Agent, the Lenders, the Holders, the Construction Agent, the Credit Parties and the Owner Trustee hereby agree that, prior to the occurrence and continuation of any Default or Event of Default, the Construction Agent or the Lessee, as the case may be, shall have the following rights (unless otherwise referenced below, all of which shall be exclusively exercisable by the Construction Agent or Lessee):

          (a) (i) the right to determine whether Loans are to be Eurodollar Loans or ABR Loans pursuant to Section 2.1(b) of the Credit Agreement and
     (ii) the right to request Advances, give all notices in respect thereof, designate Borrowing Dates, Interest Periods and amounts and types thereof, and designate an account to which amounts funded under the Operative Agreements shall be credited, all pursuant to Section 2.3(a) of the Credit Agreement;

          (b) the right to  terminate  or reduce  the  Commitments  pursuant  to
     Section 2.5(a) of the Credit Agreement and to elect to prepay the Loans in accordance with Section 2.6(a) of the Credit Agreement;

          (c) the right to exercise the conversion and continuation options pursuant to Section 2.7 of the Credit Agreement;

          (d) the right to receive any notice and any certificate, in each case issued pursuant to Sections 2.9 and 2.11(a) of the Credit Agreement as well as the right (but not to the exclusion of the Borrower) to receive any notice delivered by the Agent to the Borrower of a Credit Agreement Default or Credit Agreement Event of Default and to tender cure of any such default within the same cure period applicable to the Borrower;

          (e) the right to replace any Lender and make any other election pursuant to Section 2.11(b) of the Credit Agreement;

          (f) the right to approve any successor agent pursuant to Section 7.9 of the Credit Agreement; and

          (g) the right to consent to any assignment by a Lender to which the Lessor has the right to consent pursuant to Section 9.8 of the Credit Agreement.

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

     Except with  respect to the right to receive  notices  referenced  above in
Section 9.1(d), such rights shall be exercisable as if all references to the "Borrower" in the referenced sections of the Credit Agreement were references to the Lessee or Construction Agent.

     9.2. THE CONSTRUCTION AGENT'S AND THE LESSEE'S TRUST AGREEMENT RIGHTS.

     Notwithstanding anything to the contrary contained in the Trust Agreement, the Credit Parties, the Owner Trustee and the Holders hereby agree that, prior to the occurrence and continuation of any Default or Event of Default, the Construction Agent or the Lessee, as the case may be, shall have the following rights (all of which shall be exclusively exercisable by the Construction Agent or the Lessee):

            (a) (i) the right to determine whether Holder Advances are to be Eurodollar Holder Advances or ABR Holder Advances and (ii) the right to request Advances, give all notices in respect thereof, designate the requested date of Advances, Interest Periods and amounts and types thereof, all pursuant to Section 3.1(a) of the Trust Agreement;

            (b) the right to terminate or reduce the Holder Commitments pursuant to Section 3.1(e) of the Trust Agreement and to elect the prepay the Certificates in accordance with Section 3.4(a) of the Trust Agreement;

            (c) the right to exercise the conversion and continuation options pursuant to Section 3.8 of the Trust Agreement;

            (d) the right to receive any notice and any certificate, in each case issued pursuant to Sections 3.7 or 3.9(a) of the Trust Agreement;

            (e) the right to replace any Holder and make any other election pursuant to Section 3.9(b) of the Trust Agreement;

            (f) the right to exercise the removal options and to appoint (or apply for the appointment of) a successor trustee contained in Section 9.1 of the Trust Agreement; provided, however, that no removal of the Owner Trustee and appointment of a successor Owner Trustee shall be made without the prior written consent (not to be unreasonably withheld or delayed) of the Agent; and

            (g) the right to elect to terminate the Trust Agreement pursuant to the Section 8.2 of the Trust Agreement prior to the payment in full of the Company Obligations.

     9.3. EFFECT OF DEFAULTS BY THE LESSOR, OWNER TRUSTEE OR TRUST COMPANY.

     Notwithstanding anything to the contrary set forth in the Operative Agreements, any Credit Agreement Default or Credit Agreement Event of Default (other than one arising pursuant to any Lease Default or Lease Event of Default), in each case arising from any breach of covenants, representations or warranties by the Lessor, Owner Trustee or the Trust Company, shall be deemed

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cured  (notwithstanding  that such cure may occur  after the  expiration  of any applicable cure period) if the Trust Company is replaced by a successor trustee appointed in accordance with the Trust Agreement as modified by Section 9.2 of this Agreement within forty-five (45) days of the occurrence of any such Credit Agreement Event of Default (other than one arising pursuant to any Lease Event of Default) provided that, after the appointment of such replacement or successor trustee, the replacement Lessor, Owner Trustee and the Trust Company are in compliance with all of the covenants, representations and warranties applicable to each of them under the Operative Agreements as of the date of such appointment. If any Credit Agreement Default or Credit Agreement Event of Default (other than one arising pursuant to any Lease Default or Lease Event of Default) shall occur, Lessee shall have the right, by notice to the Agent and the Lessor (with the consent of the Agent, not to be unreasonably withheld or delayed), to replace the Owner Trustee within forty-five (45) days of the occurrence of any such Credit Agreement Default or Credit Agreement Event of Default (other than one arising pursuant to any Lease Default or Lease Event of Default) with a bank or trust company designated by Lessee that complies with the provisions of Sections 9.1(b) and (c) of the Trust Agreement. The Owner Trustee, Agent, Lenders and Holders shall not pursue or continue to pursue any right or remedy against Lessee, Guarantor or any interest of Lessee in the Property (nor shall Lessee forfeit any right, power or privilege, the continued exercise of which is subject to the condition that no Credit Agreement Default or Credit Agreement Event of Default (other than one arising pursuant to any Lease Default or Lease Event of Default) for a period of forty-five (45) days after the occurrence of such Credit Agreement Default or Credit Agreement Event of Default (other than one arising pursuant to any Lease Default or Lease Event of Default) except that the Lenders and Holders shall have no obligation to provide any Advances unless no Default or Event of Default shall have occurred and be continuing (subject to the cure rights for any Credit Agreement Default or Credit Agreement Event of Default (other than one arising pursuant to any Lease Default or Lease Event of Default) through the appointment of a replacement trustee as provided herein); provided, however, that nothing contained in this sentence shall limit any right or remedy of the Lenders or Holders as against the Lessor, Owner Trustee or the Trust Company on account of any Credit Agreement Default (other than one arising pursuant to any Lease Default) or Credit Agreement Event of Default (other than one arising pursuant to any Lease Event of Default).

     Such rights shall be exercisable as if all references to the "Owner Trustee" in the referenced sections of the Trust Agreement were references to the Lessee or Construction Agent.


                        SECTION 10. TRANSFER OF INTEREST.

     10.1. RESTRICTIONS ON TRANSFER.

     Each Lender may participate, assign or transfer all or a portion of its interest hereunder and under the other Operative Agreements in accordance with Sections 9.7 and 9.8 of the Credit Agreement with the prior written consent of the Lessee (to the extent no Default or Event of Default shall have occurred and be continuing and which consent shall not be unreasonably withheld or delayed and the Agent (which consent shall not be unreasonably withheld or delayed);

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provided, each participant,  assignee or transferee must obtain the same ratable interest in Tranche A Loans, Tranche A Commitments, Tranche B Loans and Tranche B Commitments (and to the extent the selling Lender is also a Holder (or an Affiliate of a Holder), each such participant, assignor or transferee must also obtain the same ratable interest in and to the Holder Advances, Holder
Commitments and the Trust Estate); provided further, that each Lender that assigns all or a portion of its interest hereunder and under the other Operative Agreements shall deliver to the Agent a copy of each Assignment and Acceptance (as referenced in Section 9.8 of the Credit Agreement) for purposes of maintaining the Register. The Holders may, directly or indirectly, assign, convey or otherwise transfer any of their right, title or interest in or to the Trust Estate or the Trust Agreement to a bank or financial institution with the prior written consent of the Agent and the Lessee (which consent shall not be unreasonably withheld or delayed) and in accordance with the terms of Section 11.8(b) of the Trust Agreement; provided, to the extent the selling Holder is also a Lender (or an Affiliate of a Lender), each such assignee, receiver of a conveyance or other transferee must also obtain the same ratable interest in and to the Tranche A Loans, Tranche A Commitments, Tranche B Loans and Tranche B Commitments. No Credit Party may assign any of the Operative Agreements or any of its respective rights or obligations thereunder or with respect to any Property in whole or in part to any Person without the prior written consent of the Agent, the Lenders, the Holders and the Lessor.

     10.2. EFFECT OF TRANSFER.

     From and after any transfer (but not a participation) effected in accordance with this Section 10, the transferor shall be released, to the extent of such transfer, from its liability hereunder and under the other Operative Agreements to which it is a party in respect of obligations to be performed on or after the date of such transfer; provided, however, that any transferor shall remain liable hereunder and under such other Operative Agreements for any obligations for which it has personal liability hereunder and to the extent that the transferee shall not have assumed the obligations of the transferor thereunder. Upon any transfer by the Owner Trustee, a Holder or a Lender as above provided, any such transferee shall assume the obligations of the Owner Trustee, the Holder or the Lender, as the case may be, and shall be deemed an "Owner Trustee", "Holder", or "Lender", as the case may be, for all purposes of such Operative Agreements and each reference herein to the transferor shall thereafter be deemed a reference to such transferee for all purposes, except as provided in the preceding sentence. Notwithstanding any transfer of all or a portion of the transferor's interest as provided in this Section 10, the transferor shall be entitled to all benefits accrued and all rights vested prior to such transfer including without limitation rights to indemnification under any such Operative Agreements. The Owner Trustee may not assign or otherwise transfer any of its right, title or interest in the Trust Estate except as required by the Operative Agreements, as permitted pursuant to the Operative Agreements in favor of a successor trustee or a co-trustee or as otherwise permitted pursuant to the Operative Agreements.

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                          SECTION 11. INDEMNIFICATION.

     11.1. GENERAL INDEMNITY.

     Subject to and limited by in all respects the provisions of Sections 11.6 through 11.8 and whether or not any of the transactions contemplated hereby shall be consummated, the Indemnity Provider hereby assumes liability for and agrees to defend, indemnify and hold harmless each Indemnified Person on an After Tax Basis from and against any Claims, which may be imposed on, incurred by or asserted against an Indemnified Person by any third party, including without limitation Claims arising from the negligence of an Indemnified Person (but not to the extent such Claims arise from the gross negligence or willful misconduct of such Indemnified Person itself, as determined by a court of competent jurisdiction, as opposed to gross negligence or willful misconduct imputed to such Indemnified Person) in any way relating to or arising or alleged to arise out of the execution, delivery, performance or enforcement of this Agreement, the Lease or any other Operative Agreement or on or with respect to any Property or any component thereof, including without limitation Claims in any way relating to or arising or alleged to arise out of (a) the financing, refinancing, purchase, acceptance, rejection, ownership, design, construction, refurbishment, development, delivery, acceptance, nondelivery, leasing, subleasing, possession, use, occupancy, operation, maintenance repair, modification, transportation, condition, sale, return, repossession (whether by summary proceedings or otherwise), or any other disposition of any Property or any part thereof, including without limitation the acquisition, holding or disposition of any interest in the Property, lease or agreement comprising a portion of any thereof; (b) any latent or other defects in any Property or any portion thereof whether or not discoverable by an Indemnified Person or the Indemnity Provider; (c) a violation of Environmental Laws, Environmental Claims or other loss of or damage to any property or the environment relating to the Property, the Lease, the Agency Agreement or the Indemnity Provider; (d) the Operative Agreements, or any transaction contemplated thereby; (e) any breach by the Indemnity Provider of any of its representations or warranties under the Operative Agreements to which the Indemnity Provider is a party or failure by the Indemnity Provider to perform or observe any covenant or agreement to be performed by it under any of the Operative Agreements; (f) the transactions contemplated hereby or by any other Operative Agreement, in respect of the application of Parts 4 and 5 of Subtitle B of Title I of ERISA; (g) personal injury, death or property damage, including without limitation Claims based on strict or absolute liability in tort; and (h) any fees, expenses and/or other assessments by any business park or any other applicable entity with oversight responsibility for the applicable Property.

     If a written Claim is made against any Indemnified Person or if any proceeding shall be commenced against such Indemnified Person (including without limitation a written notice of such proceeding), for any Claim, such Indemnified Person shall promptly notify the Indemnity Provider in writing and shall not take action with respect to such Claim without the consent of the Indemnity Provider for thirty (30) days after the receipt of such notice by the Indemnity Provider; provided, however, that in the case of any such Claim, if action shall be required by law or regulation to be taken prior to the end of such period of thirty (30) days, such Indemnified Person shall endeavor to, in such notice to the Indemnity Provider, inform the Indemnity Provider of such shorter period, and no action shall be taken with respect to such Claim without the consent of

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the  Indemnity  Provider  before  seven (7) days before the end of such  shorter period; provided, further, that the failure of such Indemnified Person to give the notices referred to in this sentence shall not diminish the Indemnity Provider's obligation hereunder except to the extent such failure arises from the gross negligence or willful misconduct of such Indemnified Person and in such case, the Indemnity Provider shall be relieved of its indemnity obligation respecting such Claim to the extent, but only to the extent, the failure of such Indemnified Person to give such notice has materially precluded the Indemnity Provider from contesting such Claim.

     If, within thirty (30) days of receipt of such notice from the Indemnified Person (or such shorter period as the Indemnified Person has notified the Indemnity Provider is required by law or regulation for the Indemnified Person to respond to such Claim), the Indemnity Provider shall request in writing that such Indemnified Person respond to such Claim, the Indemnified Person shall, at the expense of the Indemnity Provider, in good faith conduct and control such action (including without limitation by pursuit of appeals) (provided, however, that (A) if such Claim, in the Indemnity Provider's reasonable discretion, can be pursued by the Indemnity Provider on behalf of or in the name of such Indemnified Person, the Indemnified Person, at the Indemnity Provider's request, shall allow the Indemnity Provider to conduct and control the response to such Claim and (B) in the case of any Claim (and notwithstanding the provisions of the foregoing subsection (A)), the Indemnified Person may request the Indemnity Provider to conduct and control the response to such Claim (with counsel to be selected by the Indemnity Provider and consented to by such Indemnified Person, such consent not to be unreasonably withheld; provided, however, that any Indemnified Person may retain separate counsel at the expense of the Indemnity Provider in the event of a conflict of interest between such Indemnified Person and the Indemnity Provider)) by, in the sole discretion of the Person conducting and controlling the response to such Claim (1) resisting payment thereof, (2) not paying the same except under protest, if protest is necessary and proper,
(3) if the payment be made, using reasonable efforts to obtain a refund thereof in appropriate administrative and judicial proceedings, or (4) taking such other action as is reasonably requested by the Indemnity Provider from time to time.

     The party controlling the response to any Claim shall consult in good faith with the non-controlling party and shall keep the non-controlling party reasonably informed as to the conduct of the response to such Claim; provided, that all decisions ultimately shall be made in the discretion of the controlling party. The parties agree that an Indemnified Person may at any time decline to take further action with respect to the response to such Claim and may settle such Claim if such Indemnified Person shall waive its rights to any indemnity from the Indemnity Provider that otherwise would be payable in respect of such Claim (and any future Claim, the pursuit of which is precluded by reason of such resolution of such Claim) and shall pay to the Indemnity Provider any amount previously paid or advanced by the Indemnity Provider pursuant to this Section
11.1 by way of indemnification or advance for the payment of an amount regarding such Claim.

     Notwithstanding the foregoing provisions of this Section 11.1, an Indemnified Person shall not be required to take any action and the Indemnity Provider shall not be permitted to respond to any Claim in the name of the Indemnified Person unless (A) the Indemnity Provider shall have agreed to pay and shall pay to such Indemnified Person on demand and on an After Tax Basis all

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reasonable  costs,  losses and expenses that such  Indemnified  Person  actually
incurs  in  connection  with  such  Claim,   including  without  limitation  all
reasonable legal, accounting and investigatory fees and disbursements and, if the Indemnified Person has informed the Indemnity Provider that it intends to contest such Claim (whether or not the control of the contest is then assumed by the Indemnity Provider), the Indemnity Provider shall have agreed that the Claim is an indemnifiable Claim hereunder, (B) the Indemnified Person shall have reasonably determined that the action to be taken will not result in any material danger of sale, forfeiture or loss of the Property, or any part thereof or interest therein, will not interfere with the payment of Rent, and will not result in risk of criminal liability, (C) if such Claim shall involve the payment of any amount indemnified hereunder prior to the resolution of such Claim, the Indemnity Provider shall provide to the Indemnified Person an interest-free advance in an amount equal to the amount that the Indemnified Person is required to pay (with no additional net after-tax cost to such Indemnified Person) prior to the date such payment is due, (D) in the case of an appeal of a Claim that must be pursued in the name of an Indemnified Person (or an Affiliate thereof), the Indemnity Provider shall have provided to such Indemnified Person an opinion of independent counsel selected by the Indemnity Provider and reasonably satisfactory to the Indemnified Person stating that the position asserted in such appeal will more likely than not prevail and (E) no Event of Default shall have occurred and be continuing. In no event shall an Indemnified Person be required to appeal an adverse judicial determination to the United States Supreme Court. In addition, an Indemnified Person shall not be required to contest any Claim in its name (or that of an Affiliate) if the subject matter thereof shall be of a continuing nature and shall have previously been decided adversely by a court of competent jurisdiction pursuant to the contest provisions of this Section 11.1, unless there shall have been a change in law (or interpretation thereof) and the Indemnified Person shall have received, at the Indemnity Provider's expense, an opinion of independent counsel selected by the Indemnity Provider and reasonably acceptable to the Indemnified Person stating that as a result of such change in law (or interpretation thereof), it is more likely than not that the Indemnified Person will prevail in such contest. In no event shall the Indemnity Provider be permitted to adjust or settle any Claim without the consent of the Indemnified Person to the extent any such adjustment or settlement involves, or is reasonably likely to involve, any performance by or adverse admission by or with respect to the Indemnified Person.

     Each Indemnified Person shall use commercially reasonable efforts to supply the Indemnity Provider with such information and documents reasonably requested by the Indemnity Provider as are necessary for the Indemnity Provider to participate in any action, suit or proceeding to the extent permitted by Section 11.1.

     Notwithstanding anything to the contrary in this Section 11.1, the following shall be excluded from the obligations of the Indemnity Provider to indemnify, defend and hold harmless required by this Section 11.1:

               (i) as to any Indemnified Person, Claims attributable to or which would not have arisen but for the breach of representations, warranties or covenants of such Indemnified Person in any Operative Agreement;

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               (ii) Claims arising as a result of any liabilities or obligations of an Indemnified Person which would not have arisen but for the transfer, conveyance or assignment by such Indemnified Person of any portion of its interest or the grant of a participation with respect thereto (except for any such transfer, conveyance, assignment or participation requested by any Credit Party or otherwise made to any Eligible Assignee);

               (iii) Claims otherwise due to an Indemnified Person arising out of any matters expressly excluded from any provision of the Operative Agreements purporting to exculpate such Person from liability thereunder;

               (iv) Claims for any loss as a result of the exercise by Lessee of the Sale Option or Construction Agent Options under circumstances where Lessee pays all sums required to be paid by it in connection therewith but such sums are less than the full Termination Value;

               (v) Claims arising from any decline in the value of the Property or failure to repay the Notes or Certificates not resulting from any breach of any Operative Agreement by any Credit Party;

               (vi) costs or expenses of satisfying, discharging or removing any Lessor Lien;

               (vii) costs or expenses incurred by Lenders or Holders (other than the Agent) in connection with their negotiation or execution of the Operative Agreements or in connection with any due diligence they may undertake before entering into the Operative Agreements;

               (viii) Claims with respect to Taxes or Impositions (the Indemnity Provider's sole indemnification obligations with respect thereto being as set forth in Section 11.2);

               (ix) Claims arising out of the handling of funds by Agent or Owner Trustee;

               (x) without limiting Lessee's obligations to pay Basic Rent, Supplemental Rent, Termination Value, Maximum Residual Guarantee Amount or Maximum Amount to the extent required by the Operative Agreements, Claims for the repayment of any amount advanced by the Lenders or the Holders pursuant to the provisions of Sections 5.2, 5.3 or 5.4;

               (xi) Claims arising as a result of a Credit Agreement Default or a Credit Agreement Event of Default unless attributable to a Default or an Event of Default by Lessee;

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               (xii) Claims arising as a result of acts or occurrences after the
          Expiration Date or Termination Date; and

               (xiii) Claims arising from the failure of the Lessee to pay more than the Maximum Amount regarding any instance in which the Construction Agent has elected the second Construction Agent Option set forth in Section 2.1 (as opposed to the first Construction Agent Option to pay the Termination Value for the Properties plus other amounts and pursuant to which option the Construction Agent would then be entitled to receive all right, title and interest of the Lessor in and to the Properties); provided, the exclusion set forth in this
          Section 11.1(xiii) (A) shall only apply to Claims that the repayment of the Property Costs for the Properties (as opposed to Claims for other matters) should not have been limited to the Maximum Amount and
          (B) such exclusion shall not apply to any other Claims.

     11.2. GENERAL TAX INDEMNITY.

          (a) Subject to and limited by in all respects the provisions of Sections 11.6 through 11.8, the Indemnity Provider shall pay and assume liability for, and does hereby agree to indemnify, protect and defend each Property and all Indemnified Persons, and hold them harmless against, all Impositions on an After Tax Basis, and all payments pursuant to the Operative Agreements shall be made free and clear of and without deduction for any and all present and future Impositions.

          (b) Notwithstanding anything to the contrary in Section 11.2(a) hereof, the following shall be excluded from the obligations to pay, assume liability for, indemnify, protect, defend and hold harmless required by
     Section 11.2(a) (collectively, the "Excluded Taxes"):

               (i) Taxes (other than Taxes that are, or are in the nature of, sales, use, rental, value added, transfer or property taxes) that are imposed on a Indemnified Person (other than the Lessor, the Owner Trustee and the Trust) by the United States federal government that are franchise or conduct of business taxes or that are based on or measured by the gross or net income (including without limitation taxes based on capital gains and minimum and alternative minimum taxes measured by items of tax preference), gross or net receipts, excess profits, shareholders' capital or net worth of such Person; provided, that this clause (i) shall not be interpreted to prevent a payment from being made on an After Tax Basis if such payment is otherwise required to be so made;

               (ii) Taxes (other than Taxes that are, or are in the nature of, sales, use, rental, value added, transfer or property taxes) that are imposed on any Indemnified Person (other than the Lessor, the Owner Trustee and the Trust) by any state or local jurisdiction or taxing authority within any state or local jurisdiction that are franchise or conduct of business taxes or that are based upon or measured by the gross or net income (including without limitation taxes based on

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          capital gains and minimum and  alternative  minimum taxes  measured by items of tax preference), gross or net receipts, excess profits, shareholders' capital or net worth of such Person; provided that such Taxes shall not be excluded under this subparagraph (ii) to the extent such Taxes are imposed because the location, possession or use of any Property in, the location or the operation of the Lessee in, or the Lessee's making payments under the Operative Agreements from, the jurisdiction imposing such Taxes is the sole connection between such Indemnified Person and the jurisdiction imposing such Taxes and either
          (x) the transactions contemplated by the Operative Agreements are characterized by such state authority as something other than a loan or (y) such Taxes would not have been imposed had legal title to the Property not been held in the name of the Owner Trustee; provided, further, that this clause (ii) shall not be interpreted to prevent a payment from being made on an After Tax Basis if such payment is otherwise required to be so made;

               (iii) any Tax to the extent it relates to any act, event or omission that occurs after the termination of the Lease and redelivery or sale of the Property in accordance with the terms of the Lease (but not any Tax that relates to such termination, redelivery or sale and/or to any period prior to such termination, redelivery or sale);

               (iv) any Taxes which are imposed on an Indemnified Person as a result of the gross negligence or willful misconduct of such Indemnified Person itself, as determined by a court of competent jurisdiction (as opposed to gross negligence or willful misconduct imputed to such Indemnified Person), but not Taxes imposed as a result of ordinary negligence of such Indemnified Person;

               (v) Taxes or Impositions imposed against the Trust Company or Owner Trustee with respect to fees or compensation for services rendered in its capacity as trustee;

               (vi) Taxes or Impositions resulting from the voluntary transfer, assignment or disposition by the Owner Trustee, Agent, any Lender or any Holder or of any interest in the Property, other than a transfer, assignment or disposition (x) while an Event of Default has occurred and is continuing, (y) resulting from the exercise of any of Lessee's rights or obligations under the Lease, including without limitation any substitution, replacement, sublease or removal of the Property or any part thereof or the exercise of any purchase option under the Lease, or (z) at the request of the Lessee (other than as a result of an election by the Lessee to cause the replacement of any Lender or Holder pursuant to express rights granted to the Lessee in the Operative Agreements (but with respect to any such replacement of any Lender or Holder, only to the extent that such replacement relates to an express breach of obligation by such Lender or Holder pursuant to the terms of the Operative Agreements));

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               (vii) Any Tax or Imposition  for so long as, but only for so long as, it is being contested in accordance with the provisions of Section 11.2(g) of this Agreement; or

               (viii) Taxes or Impositions which are expressly (based on legislative history) in substitution for, or relieve such Indemnified Person from, any actual Taxes or Impositions based upon or measured by any of the foregoing.

          (c) (i) Subject to the terms of Section 11.2(f), the Indemnity Provider shall pay or cause to be paid all Impositions directly to the taxing authorities where feasible and otherwise to the Indemnified Person, as appropriate, and the Indemnity Provider shall at its own expense, upon such Indemnified Person's reasonable request, furnish to such Indemnified Person copies of official receipts or other satisfactory proof evidencing such payment.

               (ii) In the case of Impositions for which no contest is conducted pursuant to Section 11.2(g) and which the Indemnity Provider pays directly to the taxing authorities, the Indemnity Provider shall pay such Impositions prior to the latest time permitted by the relevant taxing authority for timely payment. In the case of Impositions for which the Indemnity Provider reimburses an Indemnified Person, the Indemnity Provider shall do so within thirty (30) days after receipt by the Indemnity Provider of demand by such Indemnified Person describing in reasonable detail the nature of the Imposition and the basis for the demand (including without limitation the computation of the amount payable), accompanied by receipts or other reasonable evidence of such demand, but in no event shall the Lessee be required to pay such reimbursement prior to ten (10) days before the latest time permitted by the relevant taxing authority for timely payment. In the case of Impositions for which a contest is conducted pursuant to
          Section 11.2(g), the Indemnity Provider shall pay such Impositions or reimburse such Indemnified Person for such Impositions, to the extent not previously paid or reimbursed pursuant to subsection (a), prior to the latest time permitted by the relevant taxing authority for timely payment after conclusion of all contests under Section 11.2(g).

               (iii) At the Indemnity Provider's request, the amount of any indemnification payment by the Indemnity Provider pursuant to subsection (a) shall be verified and certified by an independent public accounting firm mutually acceptable to the Indemnity Provider and the Indemnified Person. The fees and expenses of such independent public accounting firm shall be paid by the Indemnity Provider unless such verification shall result in an adjustment in the Indemnity Provider's favor of ten percent (10%) or more of the payment as computed by the Indemnified Person, in which case such fee shall be paid by the Indemnified Person.

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               (iv) In the event that the  Indemnified  Person receives a refund
          (or like adjustment) in respect of any Taxes or Impositions (or deduction or withholding thereof) paid by the Indemnity Provider or for which the Indemnified Person has been reimbursed by the Indemnity Provider, the Indemnified Person shall within thirty (30) days after such receipt (or effectiveness of such adjustment) remit the amount of such refund (or like adjustment) to the Indemnity Provider, net of all reasonable cost and expenses incurred by such Indemnified Person; provided, however, no such payment shall be required as long as an Event of Default shall have occurred and be continuing.

          (d) The Indemnity Provider shall be responsible for preparing and filing any real and personal property or ad valorem tax returns in respect of each Property and any other tax returns required for the Owner Trustee respecting the transactions described in the Operative Agreements. Neither the Owner Trustee nor any other party to the Trust Agreement will cause the Owner Trust to elect to be taxed (or take the position that the Owner Trust is taxable) as an association or corporation for federal or applicable state or income or franchise tax purposes, without the consent of the Lessee. In case any other report or tax return shall be required to be made with respect to any obligations of the Indemnity Provider under or arising out of subsection (a) and of which the Indemnity Provider has knowledge or should have knowledge, the Indemnity Provider, at its sole cost and expense, shall notify the relevant Indemnified Person of such requirement and (except if such Indemnified Person notifies the Indemnity Provider that such Indemnified Person intends to prepare and file such report or return)
     (A) to the extent required or permitted by and consistent with Legal Requirements, make and file in the Indemnity Provider's name such return, statement or report; and (B) in the case of any other such return, statement or report required to be made in the name of such Indemnified Person, advise such Indemnified Person of such fact and prepare such return, statement or report for filing by such Indemnified Person or, where such return, statement or report shall be required to reflect items in addition to any obligations of the Indemnity Provider under or arising out of subsection (a), provide such Indemnified Person at the Indemnity Provider's expense with information sufficient to permit such return, statement or report to be properly made with respect to any obligations of the Indemnity Provider under or arising out of subsection (a). Such Indemnified Person shall, upon the Indemnity Provider's request and at the Indemnity Provider's expense, provide any data maintained by such Indemnified Person (and not otherwise available to or within the control of the Indemnity Provider) with respect to each Property which the Indemnity Provider may reasonably require to prepare any required tax returns or reports.

          (e) As between the Indemnity Provider on one hand, and each Financing Party on the other hand, the Indemnity Provider shall be responsible for, and the Indemnity Provider shall indemnify and hold harmless each Financing Party (without duplication of any indemnification required by subsection
     (a)) on an After Tax Basis against, any obligation for United States withholding taxes or similar levies, imposts, charges, fees, deductions or withholdings (collectively, "Withholdings") imposed in respect of the interest payable on the Notes, Holder Yield payable on the Certificates or

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     with respect to any other  payments under the Operative  Agreements  except for  withholdings  on account of Excluded  Taxes  described in  subsections
     (iii), (iv) or (v) of Section 11.2(b) hereof (all such payments being referred to herein as "Exempt Payments" to be made without deduction, withholding or set off except for withholdings on account of Excluded Taxes described in subsections (iii), (iv) or (v) of Section 11.2(b) hereof) (and, if any Financing Party receives a demand for such payment from any taxing authority or a Withholding is otherwise required with respect to any Exempt Payment, the Indemnity Provider shall discharge such demand on behalf of such Financing Party except for withholdings on account of Excluded Taxes described in subsections (iii), (iv) or (v) of Section 11.2(b) hereof); provided, however, that the obligation of the Indemnity Provider under this Section 11.2(e) shall not apply to:

               (i) Withholdings on any Exempt Payment to any Financing Party which is a non-U.S. Person unless such Financing Party is, on the date hereof (or on the date it becomes a Financing Party hereunder) and on the date of any change in the principal place of business or the lending office of such Financing Party, entitled to submit a Form 1001 (relating to such Financing Party and entitling it to a complete exemption from Withholding on such Exempt Payment) or Form 4224 or is otherwise subject to exemption from Withholding with respect to such Exempt Payment (except where the failure of the exemption results from a change in the principal place of business of the Lessee; provided if a failure of exemption for any Financing Party results from a change in the principal place of business or lending office of any other Financing Party, then such other Financing Party shall be liable for any Withholding or indemnity with respect thereto), or

               (ii) Any U.S. Taxes imposed solely by reason of the failure by a non-U.S. Person to comply with applicable certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connections with the United States of America of such non-U.S. Person if such compliance is required by statute or regulation of the United States of America as a precondition to relief or exemption from such U.S. Taxes.

     For the purposes of this Section 11.2(e), (A) "U.S. Person" shall mean a citizen, national or resident of the United States of America, a corporation, partnership or other entity created or organized in or under any laws of the United States of America or any State thereof, or any estate or trust that is subject to Federal income taxation regardless of the source of its income, (B) "U.S. Taxes" shall mean any present or future tax, assessment or other charge or levy imposed by or on behalf of the United States of America or any taxing authority thereof or therein, (C) "Form 1001" shall mean Form 1001 (Ownership, Exemption, or Reduced Rate Certificate) of the Department of the Treasury of the United States of America and (D) "Form 4224" shall mean Form 4224(R) (Exemption from
     Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States) of the Department of Treasury of the United States of America (or in relation to either such Form such successor and related forms as may from time to time be adopted by the relevant taxing authorities of the United States of America to document a

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     claim to which such Form  relates).  Each of the Forms  referred  to in the foregoing clauses (C) and (D) shall include such successor and related forms as may from time to time be adopted by the relevant taxing authorities of the United States of America to document a claim to which such Form relates.

          If a Financing Party or an Affiliate with whom such Financing Party files a consolidated tax return (or equivalent) subsequently receives the benefit in any country of a tax credit or an allowance resulting from U.S. Taxes with respect to which it has received a payment of an additional amount under this Section 11.2(e), such Financing Party will pay to the Indemnity Provider such part of that benefit as in the opinion of such Financing Party will leave it (after such payment) in a position no more and no less favorable than it would have been in if no additional payment had been required to be paid, provided always that (i) such Financing Party will be the sole judge of the amount of any such benefit and of the date on which it is received, (ii) such Financing Party will have the absolute discretion as to the order and manner in which it employs or claims tax credits and allowances available to it and (iii) such Financing Party will not be obliged to disclose to the Indemnity Provider any information regarding its tax affairs or tax computations.

          Each non-U.S. Person that shall become a Financing Party after the date hereof shall, upon the effectiveness of the related transfer or otherwise upon becoming a Financing Party hereunder, be required to provide all of the forms and statements referenced above or other evidences of exemption from Withholdings.

          (f) If Legal Requirements require the Lessee to make Withholdings on account of any Taxes for which Lessee is not responsible under this Section
     11.2 (and the Lessee pays such Withholdings), then the Indemnified Person responsible for such Taxes shall immediately reimburse the Lessee for the Withholdings so paid by it.

          (g) If a written Claim is made against any Indemnified Person or if any proceeding shall be commenced against such Indemnified Person (including without limitation a written notice of such proceeding), for any Impositions, the provisions in Section 11.1 relating to notification and rights to contest shall apply; provided, however, that the Indemnity Provider shall have the right to conduct and control such contest only if such contest involves a Tax other than a Tax on net income of the Indemnified Person and can be pursued independently from any other proceeding involving a Tax liability of such Indemnified Person.

     11.3. INCREASED COSTS, ILLEGALITY, ETC.

          (a) If, due to either (i) the introduction of or any change in or in the interpretation of any law or regulation or (ii) the compliance with any guideline or request hereafter adopted, promulgated or made by any central bank or other Governmental Authority (whether or not having the force of law but, if not having the force of law, generally applicable to and complied with by banks of the same general type as such Financing Party in

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     the  relevant  jurisdiction)  from any central  bank or other  Governmental
     Authority made subsequent to the Effective Date, there shall be any increase in the cost to any Financing Party of agreeing to make or making, funding or maintaining Eurodollar Loans or Eurodollar Holder Advances in an amount that such Financing Party deems material, then the Lessee shall from time to time, upon demand by such Financing Party (with a copy of such demand to the Agent but subject to the terms of Section 2.11 of the Credit Agreement and 3.9 of the Trust Agreement, as the case may be), pay to the Agent for the account of such Financing Party additional amounts sufficient to compensate such Financing Party for such increased cost. A certificate as to the amount of such increased cost, submitted to the Lessee and the Agent by such Financing Party, shall be prima facie evidence of the accuracy of the information so recorded. This covenant shall survive the termination of this Agreement and the payment of the Advances and all other amounts payable hereunder or under any other Operative Agreement for one year thereafter.

          (b) If any Financing Party determines (taking into account its policies concerning capital adequacy) that compliance with any law or regulation or any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law, but in each case promulgated or made after the date hereof) affects or would affect the amount of capital required or expected to be maintained by such Financing Party or any corporation controlling such Financing Party and that the amount of such capital is increased by or based upon the existence of such Financing Party's commitment to make Advances and other commitments of this type or upon the Advances, then, upon demand by such Financing Party (with a copy of such demand to the Agent but subject to the terms of Section 2.11 of the Credit Agreement and 3.9 of the Trust Agreement), the Lessee shall pay to the Agent for the account of such Financing Party, from time to time as specified by such Financing Party, additional amounts sufficient to compensate such Financing Party or such corporation in the light of such circumstances, to the extent that such Financing Party reasonably determines such increase in capital to be allocable to the existence of such Financing Party's commitment to make such Advances. A certificate as to such amounts submitted to the Lessee and the Agent by such Financing Party setting forth in reasonable detail the computation of any such increased costs shall be prima facie evidence of the accuracy of the information so recorded. This covenant shall survive the termination of this Agreement and the payment of the Advances and all other amounts payable hereunder or under any other Operative Agreement for one year thereafter.

          (c) Without limiting the effect of the foregoing, the Lessee shall pay to each Financing Party on the last day of the Interest Period therefor so long as such Financing Party is maintaining reserves against "Eurocurrency liabilities" under Regulation D an additional amount (determined by such Financing Party and notified to the Lessee through the Agent) equal to the product of the following for each Eurodollar Loan or Eurodollar Holder Advance, as the case may be, for each day during such Interest Period:

               (i) the principal amount of such Eurodollar Loan or Eurodollar Holder Advance, as the case may be, outstanding on such day; and

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               (ii) the  remainder of (x) a fraction  the  numerator of which is the rate (expressed as a decimal) at which interest accrues on such Eurodollar Loan or Eurodollar Holder Advance, as the case may be, for such Interest Period as provided in the Credit Agreement or the Trust Agreement, as the case may be (less the Applicable Percentage), and the denominator of which is one (1) minus the effective rate
          (expressed as a decimal) at which such reserve requirements are imposed on such Financing Party on such day minus (y) such numerator; and

               (iii) 1/360.

          (d) Without affecting its rights under Sections 11.2, 11.3(a), 11.3(b) or 11.3(c) or any other provision of any Operative Agreement, each Financing Party agrees that if there is any Imposition payable by or any increase in any cost to or reduction in any amount receivable by such Financing Party with respect to which the Lessee would be obligated to compensate such Financing Party pursuant to Sections 11.2, 11.3(a) or 11.3(b), such Financing Party shall use reasonable efforts to select an alternative office for Advances which would not result in any such increase in any cost to or reduction in any amount receivable by such Financing Party; provided, however, that no Financing Party shall be obligated to select an alternative office for Advances if such Financing Party determines that (i) as a result of such selection such Financing Party would be in violation of any applicable law, regulation, treaty, or guideline or would incur additional costs or expenses or (ii) such selection would be materially disadvantageous for regulatory, financial or other reasons.

          (e) With reference to the obligations of the Lessee set forth in Sections 11.3(a) through 11.3(d), the Lessee shall not have any obligation to pay to any Financing Party amounts owing under such Sections for any period which is more than one (1) year prior to the date upon which the request for payment therefor is delivered to the Lessee.

          (f) Notwithstanding any other provision of this Agreement, if any Financing Party shall notify the Agent that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other Governmental Authority asserts that it is unlawful, for such Financing Party to perform its obligations hereunder to make or maintain Eurodollar Loans or Eurodollar Holder
     Advances, as the case may be, then (i) each Eurodollar Loan or Eurodollar Holder Advance, as the case may be, of such Financing Party will automatically, at the earlier of the end of the Interest Period for such Eurodollar Loan or Eurodollar Holder Advance, as the case may be, or the date required by law, convert into an ABR Loan or an ABR Holder Advance, as the case may be, and (iii) the obligation of such Financing Party to make, convert or continue Eurodollar Loans or Eurodollar Holder Advances, as the case may be, shall be suspended until the Agent shall notify the Lessee that such Financing Party has determined that the circumstances causing such suspension no longer exist.

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     11.4. FUNDING/CONTRIBUTION INDEMNITY.

     Subject to the provisions of Section 2.11(a) of the Credit Agreement and 3.9(a) of the Trust Agreement, as the case may be, the Lessee agrees to indemnify each Financing Party and to hold each Financing Party harmless from any loss or expense which such Financing Party may sustain or incur as a consequence of (a) default by the Lessee in payment when due of a principal amount or interest on any Eurodollar Loan or Eurodollar Holder Advance, (b) default by the Lessee in making a borrowing of, conversion into or continuation of Eurodollar Loans or Eurodollar Holder Advances after the Lessee has given a notice requesting the same in accordance with the provisions of the Operative Agreements, (c) default by the Lessee in making any prepayment after the Lessee has given a notice thereof in accordance with the provisions of the Operative Agreements or (d) the making by the Lessee of a prepayment of Eurodollar Loans or Eurodollar Holder Advances on a day which is not the last day of an Interest Period with respect thereto, including, without limitation, in each case, any such loss or expense arising from the reemployment of funds obtained by it or from fees payable to terminate the deposits from which such funds were obtained. This covenant shall survive the termination of the Operative Agreements and the payment of the Notes, the Holder Certificates and all other amounts payable hereunder or under any other Operative Agreement for one year thereafter.

     11.5. [RESERVED.]

     11.6. ADDITIONAL PROVISIONS REGARDING ENVIRONMENTAL INDEMNIFICATION.

     Each and every Indemnified Person shall at all times have the rights and benefits, and the Indemnity Provider shall have the obligations, in each case provided pursuant to the Operative Agreements with respect to environmental matters, violations of any Environmental Law, any Environmental Claim or other loss of or damage to any property or the environment relating to any Property, the Lease, the Agency Agreement or the Indemnity Provider (including without limitation the rights and benefits provided pursuant to subsection (c) of the first paragraph of Section 11.1.

     11.7. ADDITIONAL PROVISIONS REGARDING INDEMNIFICATION.

     Notwithstanding the provisions of Sections 11.1, 11.2 and 11.5 (other than with respect to matters concerning environmental indemnification referenced in
Section 11.6), (a) the Owner Trustee shall be the only beneficiary of the provisions set forth in Sections 11.1, 11.2 and 11.5 (again, subject to the immediately preceding parenthetical phrase) with respect to each Property solely for the period prior to the earlier to occur of the applicable Completion Date or Construction Period Termination Date for such Property, as applicable, and
(b) such limited rights of indemnification referenced in Section 11.7(a) (to the extent relating to third-party Claims) shall be limited to third-party Claims caused by or resulting from the Indemnity Provider's acts or omissions and/or all other Persons acting by, through or under the Indemnity Provider. After the earlier to occur of the applicable Completion Date or Construction Period Termination Date for such Property, as applicable, each Indemnified Person shall be a beneficiary of the provisions set forth in Sections 11.1, 11.2 and 11.5.

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     11.8.  INDEMNIFICATIONS PROVIDED BY THE OWNER TRUSTEE IN FAVOR OF THE OTHER
INDEMNIFIED PERSONS.

     To the extent the Indemnity Provider is not obligated to indemnify each Indemnified Person with respect to the various matters described in this Section 11.8, the Owner Trustee shall provide such indemnities (but only to the extent amounts sufficient to pay such indemnity are funded by the Lenders and the Holders) in favor of each Indemnified Person in accordance with this Section
11.8 and shall pay all such amounts owed with respect to this Section 11.8 with amounts advanced by the Lenders and the Holders (a) to the extent, but only to the extent, amounts are available therefor with respect to the Available Commitments and the Available Holder Commitments (subject to the rights of the Lenders and the Holders to increase their respective commitment amounts in accordance with the provisions of Section 5.11) and (b) unless each Lender and each Holder has declined in writing to fund such amount. Notwithstanding any other provision in any other Operative Agreement to the contrary, all amounts so advanced shall be deemed added (ratably, based on the ratio of the Property Cost for each Property individually to the Aggregate Property Cost of all Properties at such time) to the Property Cost of all Properties then subject to the terms of the Operative Agreements.

     Whether or not any of the transactions contemplated hereby shall be consummated, the Owner Trustee hereby assumes liability for and agrees to defend, indemnify and hold harmless each Indemnified Person on an After Tax Basis from and against any Claims, which may be imposed on, incurred by or asserted against an Indemnified Person by any third party, including without limitation Claims arising from the negligence of an Indemnified Person (but not to the extent such Claims arise from the gross negligence or willful misconduct of such Indemnified Person itself, as determined by a court of competent jurisdiction, as opposed to gross negligence or willful misconduct imputed to such Indemnified Person or breach of such Indemnified Person's obligations under this Agreement, the Lease or any other Operative Agreement) in any way relating to or arising or alleged to arise out of the execution, delivery, performance or enforcement of this Agreement, the Lease or any other Operative Agreement or on or with respect to any Property or any component thereof, including without limitation Claims in any way relating to or arising or alleged to arise out of the matters set forth in Sections 11.1(a) through 11.1(h); provided, however, that the obligations of the Owner Trustee to assume liability for, defend, indemnify and hold harmless set forth above shall not apply to any Claims which are excluded from Lessee's obligations under Section 11.1 and the last paragraph of such section.

     The Owner Trustee shall pay and assume liability for, and does hereby agree to indemnify, protect and defend each Property and all Indemnified Persons, and hold them harmless against, all Impositions on an After Tax Basis, and all payments pursuant to the Operative Agreements shall be made free and clear of and without deduction for any and all present and future Impositions. Notwithstanding anything to the contrary in this paragraph, the Excluded Taxes shall be excluded from the indemnity provisions afforded by this paragraph.

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     THE INDEMNITY OBLIGATIONS  UNDERTAKEN BY THE OWNER TRUSTEE PURSUANT TO THIS
SECTION 11.8 ARE IN ALL RESPECTS SUBJECT TO THE LIMITATIONS ON LIABILITY REFERENCED IN SECTION 12.9.

     11.9. LIMITS ON INDEMNIFICATION; SUBROGATION.

     The indemnities provided in this Section 11 shall not be construed to require the Indemnity Provider to pay any indemnified Claim more than one time. Upon payment of any Claim pursuant hereto, the Indemnity Provider shall be subrogated to all the rights and remedies which the Indemnified Person would have had against any Person or property in respect to such Claim and, if requested by the Indemnity Provider, the applicable Indemnified Person shall transfer (at the cost and expense of the Indemnity Provider) to the Indemnity Provider all such rights and remedies in order to perfect such right of subrogation and to preserve any such Claims and otherwise cooperate on a commercially reasonable basis (at the cost and expense of the Indemnity Provider) with the Indemnity Provider to enable the Indemnity Provider vigorously to pursue such Claims.


                           SECTION 12. MISCELLANEOUS.

     12.1. SURVIVAL OF AGREEMENTS.

     Subject to the last sentence of this Section 12.1, the representations, warranties, covenants, indemnities and agreements of the parties provided for in the Operative Agreements, and the parties' obligations under any and all thereof, shall survive the execution and delivery of this Agreement, the transfer of any Property to the Owner Trustee, the acquisition of any Property (or any of its components), the construction of any Improvements, the Completion of any Property, any disposition of any interest of the Owner Trustee in any Property or any interest of the Holders in the Trust Estate, until the payment of the Notes and Certificates (except in the case of the Lessee and the Guarantor, such shall survive until the payment and performance of the Company Obligations) and shall be and continue in effect notwithstanding any investigation made by any party and the fact that any party may waive compliance with any of the other terms, provisions or conditions of any of the Operative Agreements (except to the extent provided in such waiver). Except as otherwise expressly set forth herein or in other Operative Agreements, the indemnities of the parties provided for in the Operative Agreements shall survive the expiration or termination of any thereof.

      12.2. NOTICES.

     All notices required or permitted to be given under any Operative Agreement shall be in writing. Notices may be served by certified or registered mail, postage paid with return receipt requested; by private courier, prepaid; by telex, facsimile, or other telecommunication device capable of transmitting or creating a written record; or personally. Mailed notices shall be deemed delivered five (5) days after mailing, properly addressed. Notices delivered by a nationally recognized overnight delivery service shall be deemed delivered one

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(1) Business Day after mailing,  properly addressed.  Couriered notices shall be deemed delivered when delivered as addressed, or if the addressee refuses delivery, when presented for delivery notwithstanding such refusal. Telex or telecommunicated notices shall be deemed delivered when receipt is either confirmed by confirming transmission equipment or acknowledged by the addressee or its office. Personal delivery shall be effective when accomplished. Unless a party changes its address by giving notice to the other party as provided herein, notices shall be delivered to the parties at the following addresses:

          If to the Construction Agent or the Lessee, to such entity at the following address:

                    Franklin Templeton Corporate Services, Inc.
                    777 Mariners Island Boulevard
                    San Mateo, CA 94404
                    Attention: Charles R. Sims,
                    Senior Vice President and Treasurer
                    (Mail Code: C/Treas SM-1810/1)
                    Telephone: (650) 312-5647
                    Telecopy: (650) 525-7259

                    and

                    Leslie M. Kratter,
                    Vice President and Secretary
                    (Mail Code: Exec SM-777/7)
                    Telephone: (650) 312-4018
                    Telecopy: (650) 312-2804

          If to Guarantor, to such entity in care of Franklin Resources, Inc. at the following address:

                    Franklin Resources, Inc.
                    Franklin Templeton Corporate Services, Inc.
                    777 Mariners Island Boulevard
                    San Mateo, CA 94404
                    Attention: Charles R. Sims,
                    Senior Vice President and Treasurer
                    (Mail Code: C/Treas SM-1810/1)
                    Telephone: (650) 312-5647
                    Telecopy: (650) 525-7259
                    and

                    Leslie M. Kratter,
                    Vice President and Secretary
                    (Mail Code: Exec SM-777/7)
                    Telephone: (650) 312-4018
                    Telecopy: (650) 312-2804

          If to the Owner Trustee, to it at the following address:

                    First Security Bank, National Association
                    79 South Main Street
                    Salt Lake City, Utah 84111
                    Attention: Val T. Orton,
                    Vice President
                    Telephone: (801) 246-5300
                    Telecopy: (801) 246-5053

          If to the Holders, to each such Holder at the address set forth for such Holder on Schedule I of the Trust Agreement.

          If to the Agent, to it at the following address:

                    Bank of America, N.A.
                    231 South LaSalle Street
                    10th Floor, Mail Code IL1-231-1052
                    Chicago, IL 60697
                    Attention: Lizet Flores
                    Telephone: 312-828-6642
                    Telecopy: 312-987-0889

          If to any  Lender,  to it at the  address set forth for such Lender in
     Schedule 2.1 of the Credit Agreement.

          From time to time any party may designate additional parties and/or another address for notice purposes by notice to each of the other parties hereto.

     12.3. COUNTERPARTS.

     This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one (1) and the same instrument.

     12.4. TERMINATIONS, AMENDMENTS, WAIVERS, ETC.; UNANIMOUS VOTE MATTERS.

     Each Basic Document may be terminated, amended, supplemented, waived or modified only by an instrument in writing signed by, subject to Article VIII of the Trust Agreement regarding termination of the Trust Agreement, the Majority Secured Parties and each Credit Party regardless of whether such Credit Party is a party to such Basic Document). Each Operative Agreement which is not a Basic Document may be terminated, amended, supplemented, waived or modified only by an instrument in writing signed by the parties thereto and (without the consent of any other Financing Party) the Agent. In addition, the Unanimous Vote Matters shall require the consent of each Lender and each Holder affected by such matter.

     Notwithstanding the foregoing, no such termination, amendment, supplement, waiver or modification shall, without the consent of the Agent and, to the extent affected thereby, each Lender and each Holder (collectively, the "Unanimous Vote Matters") (i) increase or reduce the Lender Commitments and/or the Holder Commitments except as otherwise provided in Section 2.5 of the Credit Agreement and Section 3.1(e) of the Trust Agreement, reduce the principal of any Loan or Holder Advance, reduce any fee payable to any Lender or any Holder, extend the scheduled date of maturity of any Note, extend the scheduled Expiration Date, extend any payment date of any Note or Certificate, reduce the stated rate of interest payable on any Note, reduce the stated Holder Yield payable on any Certificate (other than as a result of waiving the applicability of any post-default increase in interest rates or Holder Yields), modify the priority of any Lien in favor of the Agent under any Security Document (except in favor of easements, covenants, conditions or restrictions which are normal and customary in connection with the development of the Property and which are approved by the Agent at the request of the Construction Agent), subordinate any obligation owed to such Lender or Holder, reduce any Lender Unused Fees or any Holder Unused Fees payable to such Lender or Holder (as the case may be) under this Participation Agreement, extend the scheduled date of payment of any Lender Unused Fees or any Holder Unused Fees payable to such Lender or Holder (as the case may be), fund any Advance referenced in Section 2.1 of the Agency Agreement in excess of the then current aggregate sum of the Available Commitments and the Available Holder Commitments, elect to decline the funding of any Transaction Expense with respect to Sections 7.1(a) or 7.1(b), elect to decline the funding of any indemnity payment by the Owner Trustee with respect to Section 11.8 or extend the expiration date of such Lender's Commitment or the Holder Commitment of such Holder, or (ii) terminate, amend, supplement, waive or modify any provision of this Section 12.4 or reduce the percentages specified in the definitions of Majority Lenders, Majority Holders or Majority Secured Parties, or (except for the designation of a successor trustee or a co-trustee) consent to the assignment or transfer by the Owner Trustee of any of its rights and obligations under any Credit Document or release a material portion of the Collateral (except in accordance with Section 8.8) or release any Credit Party from its obligations under any Operative Agreement or otherwise alter any payment obligations of any Credit Party to the Lessor or any Financing Party under the Operative Agreements, or (iii) terminate, amend, supplement, waive or modify any provision of Section 7 of the Credit Agreement (which shall also require the consent of the Agent), or (iv) eliminate the automatic option under
Section 5.3(b) of the Agency Agreement requiring that the Construction Agent pay certain liquidated damages in exchange for the conveyance of a Property to the Construction Agent. Any such termination, amendment, supplement, waiver or modification shall apply equally to each of the Lenders and the Holders and shall be binding upon all the parties to this Agreement. In the case of any waiver, each party to this Agreement shall be restored to its former position and rights under the Operative Agreements as if the Default or Event of Default waived had not occurred, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon. The parties to this Agreement agree that any increase in the Lender Commitment of any Lender (except under Section 2.11(b) of the Credit Agreement) and/or any increase in the Holder Commitment of any Holder shall be a matter decided as a Unanimous Vote Matter.

     If at a time when the conditions precedent set forth in the Operative Agreements to any Loan are, in the opinion of the Majority Lenders, satisfied, any Lender shall fail to fulfill its obligations to make such Loan (any such Lender, a "Defaulting Lender") then, for so long as such failure shall continue, the Defaulting Lender shall (unless the Lessee and the Majority Lenders, determined as if the Defaulting Lender were not a "Lender", shall otherwise consent in writing) be deemed for all purposes relating to terminations, amendments, supplements, waivers or modifications under the Operative Agreements to have no Loans, shall not be treated as a "Lender" when performing the computation of Majority Lenders or Majority Secured Parties, and shall have no rights under this Section 12.4.

     If at a time when the conditions precedent set forth in the Operative Agreements to any Holder Advance are, in the opinion of the Majority Holders, satisfied, any Holder shall fail to fulfill its obligations to make such Holder Advance (any such Holder, a "Defaulting Holder") then, for so long as such failure shall continue, the Defaulting Holder shall (unless the Lessee and the Majority Holders, determined as if the Defaulting Holder were not a "Holder", shall otherwise consent in writing) be deemed for all purposes relating to terminations, amendments, supplements, waivers or modifications under the Operative Agreements to have no Holder Advances, shall not be treated as a "Holder" when performing the computation of Majority Holders or Majority Secured Parties, and shall have no rights under this Section 12.4.

     12.5. HEADINGS, ETC.

     The Table of Contents and headings of the various Articles and Sections of this Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

     12.6. PARTIES IN INTEREST.

     Except as expressly provided herein, none of the provisions of this Agreement are intended for the benefit of any Person except the parties hereto.

     12.7.  GOVERNING  LAW;  SUBMISSION TO  JURISDICTION;  WAIVER OF JURY TRIAL;
VENUE.

          (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA. Any legal action or proceeding with respect to this Agreement or any other Operative Agreement may be brought in the courts of the State of California in San Mateo County or of the United States for the Northern District of California, and, by execution and delivery of this Agreement, each of the Credit Parties hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the nonexclusive jurisdiction of such courts. Each of the Credit Parties further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at the address set out for notices pursuant to Section 12.2, such service to become effective three (3) days after such mailing. Nothing herein shall affect the right of any party to serve process in any other manner permitted by Law or to commence legal proceedings or to otherwise proceed against any party in any other jurisdiction.

          (b) EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY, TO THE FULLEST EXTENT ALLOWED BY APPLICABLE LAW, WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, ANY OTHER OPERATIVE AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

          (c) Each of the Credit Parties hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or any other Operative Agreement brought in the courts referred to in subsection (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

     12.8. SEVERABILITY.

     Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     12.9. LIABILITY LIMITED.

          (a) The Lenders, the Agent, the Credit Parties, the Owner Trustee and the Holders each acknowledge and agree that the Owner Trustee is (except as otherwise expressly provided herein or therein) entering into this Agreement and the other Operative Agreements to which it is a party (other than the Trust Agreement and to the extent otherwise provided in Section
     6.1 of this Agreement), solely in its capacity as Owner Trustee under the Trust Agreement and not in its individual capacity and that the Trust Company shall not be liable or accountable under any circumstances whatsoever in its individual capacity for or on account of any statements, representations, warranties, covenants or obligations stated to be those of the Owner Trustee, except for its own gross negligence or willful misconduct and as otherwise expressly provided herein or in the other Operative Agreements.

          (b) Anything to the contrary contained in this Agreement, the Credit Agreement, the Notes or in any other Operative Agreement notwithstanding, no Exculpated Person shall be personally liable in any respect for any liability or obligation of the Owner Trustee arising hereunder or in any other Operative Agreement including without limitation the payment of the principal of, or interest on, the Notes, or for monetary damages for the breach of performance by the Owner Trustee of any of the covenants contained in the Credit Agreement, the Notes, this Agreement, the Security Agreement or any of the other Operative Agreements. The Lenders, the Holders and the Agent agree that, in the event they pursue any remedies under any Operative Agreement, neither the Lenders, the Holders nor the Agent shall have any recourse against any Exculpated Person, for any deficiency, loss or Claim for monetary damages or otherwise resulting from a breach thereof by the Owner Trustee and recourse shall be had solely and exclusively against the Trust Estate (excluding Excepted Payments) and the Credit Parties (with respect to the Credit Parties' obligations under the Operative Agreements); but nothing contained herein shall be taken to prevent recourse against or the enforcement of remedies against the Trust Estate (excluding Excepted Payments) in respect of any and all liabilities, obligations and undertakings contained herein and/or in any other Operative Agreement. The Lenders, Holders and Agent further agree that, notwithstanding the provisions of this Section, nothing in any Operative Agreement shall: (i) constitute a waiver, release or discharge of any indebtedness or obligation evidenced by the Notes and/or the Certificates arising under any Operative Agreement or secured by any Operative Agreement, but the same shall continue until paid or discharged; (ii) relieve any Exculpated Person from liability and responsibility for (but only to the extent of the damages arising by reason of): active waste knowingly committed by any Exculpated Person with respect to any Property, or any fraud, gross negligence or willful misconduct on the part of any Exculpated Person; (iii) relieve any Exculpated Person from liability and responsibility for (but only to the extent of the moneys misappropriated, misapplied or not turned over) (A) misappropriation or misapplication by the Lessor (i.e., application in a manner contrary to any of the Operative Agreements) of any insurance proceeds or condemnation award paid or delivered to the Lessor by any Person other than the Agent, (B) any deposits or any escrows or amounts owed by the Construction Agent under the Agency Agreement held by the Lessor or (C) any Rent or other income received by the Lessor from any Credit Party that is not turned over to the Agent in accordance with the Operative Agreements; (iv) affect or in any way limit the Agent's rights and remedies under any Operative Agreement with respect to the Rent and rights and powers of the Agent under the

     Operative Agreements or to obtain a judgment against the Lessee's or Lessor's interest in the Properties or the Agent's rights and powers to obtain a judgment against the Lessor or any Credit Party (provided, that no deficiency judgment or other money judgment shall be enforced against any Exculpated Person except to the extent of the Lessor's interest in the Trust Estate (excluding Excepted Payments) or to the extent the Lessor may be liable as otherwise contemplated in Section 12.9(a) or clauses (ii) and
     (iii) of this Section 12.9(b)); (v) relieve any Exculpated Person from liability for its obligations undertaken in its individual capacity; (vi) relieve the Owner Trustee from any obligations under the Trust Agreement or under Section 5.8 of the Credit Agreement; or (vii) relieve any Exculpated Person from any obligation to make any payment under any provision of the Operative Agreements if such payment is due as a result of a Claim against such Exculpated Person for which Lessee has no indemnification obligation pursuant to Sections 11.1, 11.2 or 11.7 and for which such Exculpated Person has not been exculpated pursuant to the provisions of this Section
     12.9 or any other provision of the Operative Agreements.

     12.10. RIGHTS OF THE CREDIT PARTIES.

     If at any time all obligations (i) of the Owner Trustee under the Credit Agreement, the Security Documents and the other Operative Agreements and (ii) of the Credit Parties under the Operative Agreements have in each case been satisfied or discharged in full, then the Credit Parties shall be entitled to
(a) terminate the Lease and the guaranty obligations under Section 6B and (b) receive all amounts then held under the Operative Agreements and all proceeds with respect to any of the Properties. Upon the termination of the Lease and
Section 6B pursuant to the foregoing clause (a) or as a result of the payment and performance of the Company Obligations, the Lessor shall transfer to the Lessee all of its right, title and interest, free and clear of the Lien of the Lease, the Lien of the Security Documents and all Lessor Liens, in and to any Properties then subject to the Lease and any amounts or proceeds referred to in the foregoing clause (b) shall be paid over to the Lessee.

     12.11. FURTHER ASSURANCES.

     The parties hereto shall promptly cause to be taken, executed, acknowledged or delivered, at the sole expense of the Lessee, all such further acts, conveyances, documents and assurances as the other parties may from time to time reasonably request in order to carry out and effectuate the intent and purposes of this Participation Agreement, the other Operative Agreements and the transactions contemplated hereby and thereby (including without limitation the preparation, execution and filing of any and all Uniform Commercial Code financing statements, filings of Mortgage Instruments and other filings or registrations which the parties hereto may from time to time request to be filed or effected). The Lessee, at its own expense and without need of any prior request from any other party, shall take such action as may be necessary (including without limitation any action specified in the preceding sentence), or (if the Owner Trustee shall so request) as so requested, in order to maintain and protect all security interests provided for hereunder or under any other Operative Agreement. In addition, in connection with the sale or other disposition of any Property or any portion thereof permitted under the Operative

Agreements, the Lessee agrees to execute such instruments of conveyance as may be reasonably required in connection therewith.

     12.12. CALCULATIONS UNDER OPERATIVE AGREEMENTS.

     The parties hereto agree that all calculations and numerical determinations to be made under the Operative Agreements by the Owner Trustee shall, except as expressly provided herein, be made by the Agent and that such calculations and determinations shall be conclusive and binding on the parties hereto in the absence of manifest error.

     12.13. CONFIDENTIALITY.

     Each Financing Party agrees to keep confidential any information furnished or made available to it by any Credit Party or any of its Subsidiaries pursuant to this Agreement, provided that nothing herein shall prevent any Financing Party from disclosing such information (a) to any other Financing Party or any Affiliate of any Financing Party, or any officer, director, employee, agent, or advisor of any Financing Party or Affiliate of any Financing Party who is directed to maintain the confidentiality of such information, (b) to any other Person who is directed to maintain the confidentiality of such information if reasonably incidental to the administration of the credit facility provided herein, (c) as required by any law, rule, or regulation, (d) upon the order of any court or administrative agency, (e) upon the request or demand of any regulatory agency or authority, (f) that is or becomes available to the public or that is or becomes available to any Financing Party other than as a result of a disclosure by such Financing Party prohibited by this Agreement, (g) in connection with any litigation to which such Financing Party or any of its Affiliates may be a party, (h) to the extent necessary in connection with the exercise of any remedy under this Agreement or any other Operative Agreement, and (i) subject to provisions substantially similar to those contained in this Section, to any actual or proposed participant or assignee. So long as Lessee remains in possession of the Property, any representative of the Owner Trustee, the Agent, any Lender or any Holder shall, before making any inspection or performing any work on the Property authorized by the Operative Agreements, if then reasonably requested to do so by Lessee to maintain Lessee's security: (i) sign in at Lessee's security or information desk if Lessee has such a desk on the premises, (ii) wear a visitor's badge or other reasonable identification,
(iii) permit an employee of Lessee to observe such inspection or work, and (iv) comply with other similar reasonable nondiscriminatory security requirements of Lessee that do not, individually or in the aggregate, materially interfere with inspections or work authorized by the Operative Agreements.

     12.14. FINANCIAL REPORTING/TAX CHARACTERIZATION.

     Lessee agrees to obtain advice from its own accountants and tax counsel regarding the financial reporting treatment and the tax characterization of the transactions described in the Operative Agreements. Lessee further agrees that Lessee shall not rely upon any statement of any Financing Party or any of their respective Affiliates and/or Subsidiaries regarding any such financial reporting treatment and/or tax characterization. Notwithstanding the provisions of this

Section 12.14, the parties to this Agreement hereby reaffirm the statement of intention by the Lessor and the Lessee as set forth in Article VII of the Lease.

     12.15. SET-OFF.

     In addition to any rights now or hereafter granted under applicable Law and not by way of limitation of any such rights, upon and after the occurrence of any Event of Default and during the continuance thereof, the Lenders, the Holders, their respective Affiliates and any assignee or participant of a Lender or a Holder in accordance with the applicable provisions of the Operative Agreements are hereby authorized by the Credit Parties at any time or from time to time, without notice to the Credit Parties or to any other Person, any such notice being hereby expressly waived, to set-off and to appropriate and to apply any and all deposits (general or special, time or demand, including without limitation indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness at any time held or owing by the Lenders, the Holders, their respective Affiliates or any assignee or participant of a Lender or a Holder in accordance with the applicable provisions of the Operative Agreements to or for the credit or the account of any Credit Party against and on account of the obligations of any Credit Party under the Operative Agreements irrespective of whether or not (a) the Lenders or the Holders shall have made any demand under any Operative Agreement or (b) the Agent shall have declared any or all of the obligations of any Credit Party under the Operative Agreements to be due and payable and although such obligations shall be contingent or unmatured. Notwithstanding the foregoing, neither the Agent nor any Lender, Holder, any of their respective Affiliates or any assignee or participant of any Lender or Holder shall exercise, or attempt to exercise, any right of setoff, banker's lien, or the like, against any deposit account or property of any Credit Party held by the Agent or any Lender, Holder, any of their respective Affiliates or any assignee or participant of any Lender or Holder, without the prior written consent of the Majority Secured Parties, and any Lender, Holder, any of their respective Affiliates or any assignee or participant of any Lender or Holder violating this provision shall indemnify the Agent and the other Financing Parties from any and all costs, expenses, liabilities and damages resulting therefrom. The contractual restriction on the exercise of setoff rights provided in the foregoing sentence is solely for the benefit of the Agent and the Financing Parties and may not be enforced by any Credit Party.


                            [signature pages follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

CONSTRUCTION AGENT
AND LESSEE:                         FRANKLIN  TEMPLETON   CORPORATE  SERVICES,
                                    INC., as the Construction Agent and as the Lessee


                                    By:    /s/ Charles R. Sims
                                           ------------------------------------
                                    Name:  Charles R. Sims
                                           ------------------------------------
                                    Title: Treasurer
                                           ------------------------------------


GUARANTOR:                          FRANKLIN RESOURCES, INC., as Guarantor


                                    By:    /s/ Charles R. Sims
                                           --------------------------------
                                    Name:  Charles R. Sims
                                           --------------------------------
                                    Title: Vice President and Treasurer
                                           --------------------------------


                         [signature pages continued]

OWNER TRUSTEE AND
LESSOR: FIRST SECURITY BANK, NATIONAL ASSOCIATION, not individually, except as expressly stated herein, but solely as the Owner Trustee under the FRI Trust 1999-1


                                    By:    /s/ C. Scott Nielson
                                           --------------------------------
                                    Name:  C. Scott Nielson
                                          ---------------------------------
                                    Title: Vice President
                                           --------------------------------


                         [signature pages continued]

AGENT AND LENDERS:                  BANK OF AMERICA, N.A.,
                                    as a Lender and as the Agent


                                    By:    /s/ John G. Hayes
                                           --------------------------------
                                    Name:  John G. Hayes
                                           --------------------------------
                                    Title: Principal
                                           --------------------------------


                         [signature pages continued]

                                    THE CHASE MANHATTAN BANK,
                                    as a Lender

                                    By:    /s/ Gail Weiss
                                           --------------------------------
                                    Name:  Gail Weiss
                                           --------------------------------
                                    Title: Vice President
                                           --------------------------------


                         [signature pages continued]

                                    THE BANK OF NEW YORK,
                                    as a Lender

                                    By:    /s/ Scott H. Buitekant
                                           --------------------------------
                                    Name:  Scott H. Buitekant
                                           --------------------------------
                                    Title: V.P.
                                           --------------------------------


                         [signature pages continued]

                                    ROYAL BANK OF CANADA,
                                    as a Lender

                                    By:    /s/ Y. J. Bernard
                                           --------------------------------
                                    Name:  Y. J. Bernard
                                           --------------------------------
                                    Title: Manager
                                           --------------------------------


                         [signature pages continued]

                                    CITICORP USA, INC.,
                                    as a Lender

                                    By:    /s/ Alexander Duka
                                           --------------------------------
                                    Name:  Alexander Duka
                                           --------------------------------
                                    Title: Vice President
                                           --------------------------------


                         [signature pages continued]

                                    BANQUE NATIONALE DE PARIS,
                                    as a Lender

                                    By:    /s/ Laurent Vaderzyppe
                                           --------------------------------
                                    Name:  Laurent Vaderzyppe
                                           --------------------------------
                                    Title: Vice President
                                           --------------------------------


                                    By:    /s/ Marguerite L. Lebon
                                           --------------------------------
                                    Name:  Marguerite L. Lebon
                                           --------------------------------
                                    Title: Assistant Vice President
                                           --------------------------------


                         [signature pages continued]

                                    BANK OF MONTREAL,
                                    as a Lender

                                    By:    /s/ Bruce A. Pietka
                                           --------------------------------
                                    Name:  Bruce A. Pietka
                                           --------------------------------
                                    Title: Director
                                           --------------------------------


                         [signature pages continued]

                                    FIRST UNION NATIONAL BANK,
                                    as a Lender

                                    By:    /s/ Austin Rodgers
                                           --------------------------------
                                    Name:  Austin Rodgers
                                           --------------------------------
                                    Title: Senior Vice President
                                           --------------------------------


                         [signature pages continued]

HOLDERS:                            BANK OF AMERICA, N.A.,
                                    as a Holder


                                    By:    /s/ John G. Hayes
                                           --------------------------------
                                    Name:  John G. Hayes
                                           --------------------------------
                                    Title: Principal
                                           --------------------------------

                                    CSL LEASING, INC.,
                                    as a Holder

                                    By:    /s/ Michael P. Handago
                                           --------------------------------
                                    Name:  Michael P. Handago
                                           --------------------------------
                                    Title: Vice President
                                           --------------------------------


                         [signature pages continued]

                                    THE BANK OF NEW YORK,
                                    as a Holder

                                    By:    /s/ Scott H. Buitekant
                                           --------------------------------
                                    Name:  Scott H. Buitekant
                                           --------------------------------
                                    Title: Vice President
                                           --------------------------------


                         [signature pages continued]

                                    ROYAL BANK OF CANADA,
                                    as a Holder

                                    By:    /s/ Y. J. Bernard
                                           --------------------------------
                                    Name:  Y. J. Bernard
                                           --------------------------------
                                    Title: Manager
                                           --------------------------------


                         [signature pages continued]

                                    BANQUE NATIONALE DE PARIS,
                                    as a Holder

                                    By:    /s/ Laurent Vanderzyppe
                                           --------------------------------
                                    Name:  Laurent Vanderzyppe
                                           --------------------------------
                                    Title: Vice President
                                           --------------------------------


                                    By:    /s/ Marguerite L. Lebon
                                           --------------------------------
                                    Name:  Marguerite L. Lebon
                                           --------------------------------
                                    Title: Assistant Vice President
                                           --------------------------------


                         [signature pages continued]

                                    BANK OF MONTREAL,
                                    as a Holder

                                    By:    /s/ Bruce A. Pietka
                                           --------------------------------
                                    Name:  Bruce A. Pietka
                                           --------------------------------
                                    Title: Director
                                           --------------------------------


                         [signature pages continued]

                                    FIRST UNION NATIONAL BANK,
                                    as a Holder

                                    By:    /s/ Austin Rodgers
                                           --------------------------------
                                    Name:  Austin Rodgers
                                           --------------------------------
                                    Title: Senior Vice President
                                           --------------------------------


                            [signature pages end]

                                  Schedule 1-1
                                   SCHEDULE 1

                          [Legal Description for Land]



                    A copy of which is on file with the Agent


                                  Schedule 1-1

                                   SCHEDULE 2

                              Development Contracts


1. Amended, Restated and Superseding Agreement of Purchase and Sale and Joint Escrow Instructions, dated May 28, 1999, by and between Franklin Resources, Inc., a Delaware corporation ("Buyer") and PW Acquisitions IV, LLC, a Delaware limited liability company ("Seller"), together with including any applicable City of San Mateo approvals and permits and contracts referred to therein.

     (a) Agreement of Purchase and Sale, dated May 31, 1995, by and between California Jockey Club, a Delaware corporation ("Seller") and Property Resources, Inc., a California corporation ("Buyer").

     (b) First Amendment to Agreement of Purchase and Sale, dated June, 1995, by and between California Jockey Club, a Delaware corporation
          ("Seller") and Property Resources, Inc., a California corporation ("Buyer").

     (c) Second Amendment to Agreement of Purchase and Sale, dated December, 1995, by and between California Jockey Club, a Delaware corporation ("Seller") and Property Resources, Inc., a California
            corporation ("Buyer").

     (d) Third Amendment to Agreement of Purchase and Sale, dated January 31, 1996, by and between California Jockey Club, a Delaware corporation ("Seller") and Property Resources, Inc., a California corporation ("Buyer").

     (e) Fourth Amendment to Agreement of Purchase and Sale, dated March 18, 1996, by and between California Jockey Club, a Delaware corporation ("Seller") and Franklin Resources, Inc., a California corporation ("Buyer").

     (f) Fifth Amendment to Agreement of Purchase and Sale, dated April 25, 1996, by and between California Jockey Club, a Delaware corporation ("Seller") and Property Resources, Inc., a California corporation ("Buyer").

     (g) Sixth Amendment to Agreement of Purchase and Sale, dated August 18, 1996, by and between California Jockey Club, a Delaware corporation ("Seller") and Property Resources, Inc., a California corporation ("Seller").

2. Site grading and excavation permits and construction permits for Buildings 2, 3, 4 and Parking Structure A, issued by the City of San Mateo.

3. Bay Meadows Specific Plan, adopted by the San Mateo City Council on April 27, 1997.


                                  Schedule 2-1

4. Standard Form of Agreement between Owner and Architect, dated July 1, 1997, by and between Franklin Resources, Inc. ("Owner") and Devcon Construction Incorporated ("Architect").

5. Standard Form of Agreement between Owner and Contractor, dated July 6, 1999, by and between Franklin Templeton Corporate Services, Inc. ("Owner") and Devcon Construction Incorporated ("Contractor").

     (a) First Amendment to the General Conditions of the Contract for Construction, dated July 6, 1999, by and between Franklin Templeton Corporate Services, Inc. ("Owner") and Devcon Construction Incorporated ("Contractor").

6. Temporary Project Management Services Agreement, dated June 10, 1997, by and between Alex L. Ingram & Associates, Inc. and Franklin Resources, Inc.

7. Standard Agreement Between Client and Consultant, dated June 30, 1999, by and between Brian Kangas Foulk and Franklin Resources, Inc.

     (a) Standard Agreement Between Client and Consultant, dated December 15, 1998, by and between Brian Kangas Foulk and Franklin Resources, Inc.

     (b) Standard Agreement Between Client and Consultant, dated August 11, 1997, by and between Brian Kangas Foulk and Franklin Resources, Inc.

     (c) Standard Agreement Between Client and Consultant, dated October 26, 1995, by and between Brian Kangas Foulk and Franklin Resources, Inc.

8. Agreement dated January 29, 1998, by and between Calthorpe Associates and Franklin Resources, Inc.


                                  Schedule 2-2

                                   SCHEDULE 3

                                 [Title Report]



                    A copy of which is on file with the Agent


                                  Schedule 3-1

                                   SCHEDULE 4

                      Required Consents and Authorizations


1.   Filings and recordings contemplated by the Operative Agreements.

2. Standard permits, inspections, certificates and similar documentation required in connection with the construction of the Permitted Facility which have not and cannot be obtained until a later stage of construction of the Permitted Facility.


                                  Schedule 4-1

                                   SCHEDULE 5

                               Investment Advisers


Franklin Advisers, Inc.

Franklin Advisory Services, LLC

Franklin Investment Advisory Services, Inc.

Franklin Management, Inc.

Franklin Mutual Advisers, LLC

Templeton Asset Management Limited

Templeton Global Advisors Ltd.

Templeton Investment Counsel, Inc.

Templeton Investment Management Ltd. (UK)

Templeton/Franklin Investment Services, Inc.


                                  Schedule 5-1

                                   SCHEDULE 6

                                 Broker-Dealers


Franklin/Templeton Distributors, Inc.

Templeton/Franklin Investment Services. Inc


                                  Schedule 6-1

                                   SCHEDULE 7

                                  Subsidiaries

Franklin Resources, Inc.
Closed Joint-Stock Company Templeton
Continental Property Management Company
FCC Receivables Corporation
Franklin Advisers, Inc.
Franklin Advisory Services, LLC
Franklin Agency, Inc.
Franklin Asset Management (Proprietary) Limited (South Africa)
Franklin Bank
Franklin Capital Corporation
Franklin Investment Advisory Services, Inc.
Franklin Management, Inc.
Franklin Mutual Advisers, LLC
Franklin Properties Inc.
Franklin Receivables, LLC
Franklin Templeton Corporate Services, Inc.
Franklin Templeton Distributors, Inc.
Franklin Templeton Holding Limited
Franklin Templeton Investor Services, Inc.
Franklin Templeton Management Company Limited
Franklin Templeton Management Luxembourg SA
Franklin Templeton Services, Inc.
Franklin Templeton Travel, Inc.
Franklin Templeton Trust Company
FS Capital Group
FS Properties, Inc.
Happy Dragon Holdings Ltd.
Property Resources, Inc.
T.G.H. Holdings Ltd.
Templeton Asset Management (India) Pvt. Ltd.
Templeton Asset Management Ltd.
Templeton China Research Limited
Templeton do Brasil
Templeton France S.A.
Templeton Franklin Global Distributors Ltd.
Templeton/Franklin Investment Services, Inc.
Templeton/Franklin Investment Services (Asia) Limited
Templeton Funds Annuity Company
Templeton Funds Trust Company
Templeton Global Advisors Limited

                                  Schedule 7-1

Templeton Global Investors Limited
Templeton Global Investors, Inc.
Templeton Global Strategic Services S.A.
Templeton Global Strategic Services (Deutschland GmbH)
Templeton Global Value Investors, Inc.
Templeton Heritage Limited
Templeton International, Inc.
Templeton Investment Counsel, Inc.
Templeton Investment Holdings (Cyprus) Limited
Templeton Investment Management (Australia) Limited
Templeton Investment Management Limited
Templeton Investment Management Co, Ltd.
Templeton Italia Sim S.p.S.
Templeton Management Limited
Templeton Research and Management Venezuela, C.A.
Templeton Research Poland SP .z.o.o
Templeton (Switzerland) Ltd.
Templeton Trust Services Pvt. Ltd.
Templeton Unit Trust Managers Limited
Templeton Worldwide, Inc.


                                 Schedule 7-2

                                   SCHEDULE 8

                                  Indebtedness


No other material indebtedness, other than is included in the financial statements referred to in Section 6.2 (x).



                                  Schedule 8-1

                                  SCHEDULE 8.8

                                    Site Plan



                  A copy of which is on file with the Agent



                                 Schedule 8.8-1

                                   SCHEDULE 9

                                      Liens


No material liens, other than are included in the financial statements referred to in Section 6.2 (x).


                                  Schedule 9-1

                                    EXHIBIT A


                                REQUISITION FORM
   (Pursuant to Sections 4.2, 5.2, 5.3 and 5.4 of the Participation Agreement)

     FRANKLIN TEMPLETON CORPORATE SERVICES, INC., a Delaware corporation (the "Company"), hereby certifies as true and correct and delivers the following Requisition to Bank of America, N.A., as the agent for the Lenders (hereinafter defined) and respecting the Security Documents, as the agent for the Lenders and the Holders (hereinafter defined), to the extent of their interests (the "Agent"):

     Reference is made herein to that certain Participation Agreement dated as of September 27, 1999 (as amended, modified, extended, supplemented, restated and/or replaced from time to time, the "Participation Agreement") among the Company, in its capacity as the Lessee and as the Construction Agent, Franklin Resources, Inc., as guarantor (the "Guarantor"), First Security Bank, National Association, as the Owner Trustee, the various banks and other lending institutions which are parties thereto from time to time, as holders (the "Holders"), the various banks and other lending institutions which are parties thereto from time to time, as lenders (the "Lenders"), and the Agent. Capitalized terms used herein but not otherwise defined herein shall have the meanings set forth therefor in the Participation Agreement.

Check one:

     ____ INITIAL CLOSING DATE: _________________
    (three (3) Business Days prior notice required for Advance)

     ____ PROPERTY CLOSING DATE:_________________
     (three (3) Business Days prior notice required for Advance)

     ____ CONSTRUCTION ADVANCE DATE:_____________
     (three (3) Business Days prior notice required for Advance)

1. Transaction Expenses and other fees, expenses and disbursements under Sections 7.1(a) or 7.1(b) of the Participation Agreement and any and all other amounts contemplated to be financed under the Participation Agreement including without limitation any Work, broker's fees, taxes, recording fees and the like (with supporting invoices or closing statement attached to the extent required under the Participation Agreement):

            Party to Whom                       Amount Owed
            Amount is Owed                      (in U.S. Dollars)
            ==============                      =================
            --------------                      -----------------
            --------------                      -----------------
            --------------                      -----------------
            --------------                      -----------------
            --------------                      -----------------

2. Description of Land (which shall be a legal description and the street address of the Land in connection with an Advance to pay Property Acquisition Costs): See attached Schedule 1

3.   Description of Improvements: See attached Schedule 2

4.   Description of Equipment: See attached Schedule 3

5.   Description of Work: See attached Schedule 4

6. Aggregate Loans and Holder Advances requested since the Initial Closing Date with respect to each Property for which Advances are requested under this Requisition (listed on a Property by Property basis), including without limitation all amounts requested under this Requisition: [IDENTIFY ON A PROPERTY BY PROPERTY BASIS]

            $______________                           [Property]

     In connection with this Requisition, the Company hereby requests that the Lenders make Loans to the Lessor in the amount of $______________ and that the Holders make Holder Advances to the Lessor in the amount of $________________. The Company hereby certifies (i) that the foregoing amounts requested do not exceed the total aggregate of the Available Commitments plus the Available Holder Commitments and (ii) each of the provisions of the Participation Agreement applicable to the Loans and Holder Advances requested hereunder have been complied with as of the date of this Requisition.

     The Company requests the Loans be allocated as follows:

            $______________               Tranche A Loans as ABR Loans
            $______________               Tranche B Loans as ABR Loans

            $______________               Tranche A Loans as Eurodollar Loans
            $______________               Tranche B Loans as Eurodollar Loans

     The Company requests the Holder Advances be allocated as follows:

            $______________               ABR Holder Advances

            $______________               Eurodollar Holder Advances

7. Each and every representation and warranty of the Company contained in any Operative Agreement to which it is a party is true and correct on and as of the date hereof.

     The Company has caused this Requisition to the executed by its duly authorized officer as of this _____ day of __________, ______.


                                    FRANKLIN  TEMPLETON   CORPORATE  SERVICES,
                                    INC.


                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------

                                   Schedule 1

                               Description of Land
                     (Legal Description and Street Address)

                                   Schedule 2

                           Description of Improvements

                                   Schedule 3

                        General Description of Equipment

                                   Schedule 4

                                      Work


     Work Performed for which the Advance is requested:

     -------------------------------------------------------------------

     -------------------------------------------------------------------

                                    EXHIBIT B


                                   [Reserved]

                                    EXHIBIT C


                   FRANKLIN TEMPLETON CORPORATE SERVICES, INC.

                              OFFICER'S CERTIFICATE
           (Pursuant to Section 5.3(z) of the Participation Agreement)

     FRANKLIN TEMPLETON CORPORATE SERVICES, INC., a Delaware corporation (the "Company"), DOES HEREBY CERTIFY as follows:


     1. Each and every representation and warranty of each Credit Party contained in the Operative Agreements to which it is a party is true and correct on and as of the date hereof.

     2. No Default or Event of Default has occurred and is continuing under any Operative Agreement.

     3. Each Operative Agreement to which any Credit Party is a party is in full force and effect with respect to it.

     4. Each Credit Party has duly performed and complied with all covenants, agreements and conditions contained in the Participation Agreement (hereinafter defined) or in any Operative Agreement required to be performed or complied with by it on or prior to the date hereof.

Capitalized terms used in this Officer's Certificate and not otherwise defined herein have the respective meanings ascribed thereto in the Participation Agreement dated as of September 27, 1999 among the Company, as the Lessee and as the Construction Agent, Franklin Resources, Inc., as guarantor (the "Guarantor"), First Security Bank, National Association, as the Owner Trustee, the various banks and other lending institutions which are parties thereto from time to time, as holders (the "Holders"), the various banks and other lending institutions which are parties thereto from time to time, as lenders (the "Lenders") and Bank of America, N.A., as the agent for the Lenders and respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests (the "Agent").

IN WITNESS WHEREOF, the Company has caused this Officer's Certificate to be duly executed and delivered as of this _____ day of __________, ______.

                                    FRANKLIN TEMPLETON CORPORATE SERVICES, INC.

                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------

                                    EXHIBIT D

                             [NAME OF CREDIT PARTY]

                             SECRETARY'S CERTIFICATE
          (Pursuant to Section 5.3(aa) of the Participation Agreement)

     [NAME OF CREDIT PARTY], a [__________] corporation (the "Company"), DOES HEREBY CERTIFY as follows:

     1. Attached hereto as Schedule 1 is a true, correct and complete copy of the resolutions of the Board of Directors of the Company duly adopted by the Board of Directors of the Company on __________. Such resolutions have not been amended, modified or rescinded since their date of adoption and remain in full force and effect as of the date hereof.

     2. Attached hereto as Schedule 2 is a true, correct and complete copy of the Articles of Incorporation of the Company on file in the Office of the Secretary of State of __________. Such Articles of Incorporation have not been amended, modified or rescinded since their date of adoption and remain in full force and effect as of the date hereof.

     3. Attached hereto as Schedule 3 is a true, correct and complete copy of the Bylaws of the Company. Such Bylaws have not been amended, modified or rescinded since their date of adoption and remain in full force and effect as of the date hereof.

     4. The persons named below now hold the offices set forth opposite their names, and the signatures opposite their names and titles are their true and correct signatures.

          Name                    Office                     Signature

     -------------------  -----------------------   -------------------------

     -------------------  -----------------------   -------------------------

IN WITNESS WHEREOF, the Company has caused this Secretary's Certificate to be duly executed and delivered as of this _____ day of ___________, ______.

                                    [NAME OF CREDIT PARTY]

                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------

                                   Schedule 1

                                Board Resolutions

                                   Schedule 2

                            Articles of Incorporation

                                   Schedule 3

                                     Bylaws

                                    EXHIBIT E


                    FIRST SECURITY BANK, NATIONAL ASSOCIATION

                              OFFICER'S CERTIFICATE
          (Pursuant to Section 5.3(cc) of the Participation Agreement)


     FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not individually (except with respect to paragraph 1 below, to the extent any such representations and warranties are made in its individual capacity) but solely as the owner trustee under the FRI Trust 1999-1 (the "Owner Trustee"), DOES HEREBY CERTIFY as follows:

     1. Each and every representation and warranty of the Owner Trustee contained in the Operative Agreements to which it is a party is true and correct in all material respects on and as of the date hereof.

     2. Each Operative Agreement to which the Owner Trustee is a party is in full force and effect with respect to it.

     3. The Owner Trustee has duly performed and complied with all covenants, agreements and conditions contained in the Participation Agreement (hereinafter defined) or in any Operative Agreement required to be performed or complied with by it on or prior to the date hereof.

Capitalized terms used in this Officer's Certificate and not otherwise defined herein have the respective meanings ascribed thereto in the Participation Agreement dated as of September 27, 1999 among Franklin Templeton Corporate Services, Inc., as the Lessee and as the Construction Agent, Franklin Resources, Inc., as guarantor (the "Guarantor"), the Owner Trustee, the various banks and other lending institutions which are parties thereto from time to time, as holders (the "Holders"), the various banks and other lending institutions which are parties thereto from time to time, as lenders (the "Lenders") and Bank of America, N.A., as the agent for the Lenders and respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests (the "Agent").

IN WITNESS WHEREOF, the Owner Trustee has caused this Officer's Certificate to be duly executed and delivered as of this _____ day of __________, ______.

                                    FIRST     SECURITY     BANK,      NATIONAL
                                    ASSOCIATION, not individually, except as expressly stated herein, but solely as the Owner Trustee under the FRI Trust 1999-1

                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------

                                    EXHIBIT F


                    FIRST SECURITY BANK, NATIONAL ASSOCIATION

                             SECRETARY'S CERTIFICATE
          (Pursuant to Section 5.3(dd) of the Participation Agreement)

                       CERTIFICATE OF ASSISTANT SECRETARY


     I, ______________________, duly elected and qualified Assistant Secretary of the Board of Directors of First Security Bank, National Association (the "Association"), hereby certify as follows:

     1. The Association is a National Banking Association duly organized, validly existing and in good standing under the laws of the United States. With respect thereto the following is noted:

     A. Pursuant to Revised Statutes 324, et seq., as amended, 12 U.S.C. 1, et seq., the Comptroller of the Currency charters and exercises regulatory and supervisory authority over all National Banking Associations;

     B. On December 9, 1881, the First National Bank of Ogden, Utah was chartered as a National Banking Association under the laws of the United States and under Charter No. 2597;

     C. On October 2, 1922, in connection with a consolidation of The First National Bank of Ogden, Ogden, Utah, and The Utah National Bank of Ogden, Ogden, Utah, the title was changed to "The First & Utah
          National Bank of Ogden"; on January 18, 1923, The First & Utah National Bank of Ogden changed its title to "First Utah National Bank of Ogden"; on January 19, 1926, the title was changed to "First National Bank of Ogden"; on February 24, 1934, the title was changed to "First Security Bank of Utah, National Association"; on June 21, 1996, the title was changed to "First Security Bank, National Association"; and

     D. First Security Bank, National Association, Ogden, Utah, continues to hold a valid certificate to do business as a National Banking Association.

     2. The Association's Articles of Association, as amended, are in full force and effect, and a true, correct and complete copy is attached hereto as Schedule A and incorporated herein by reference. Said Articles were last amended October 20, 1975, as required by law on notice at a duly called special meeting of the shareholders of the Association.

     3. The Association's By-Laws, as amended, are in full force and effect; and a true, correct and complete copy is attached hereto as Schedule B and incorporated herein by reference. Said By-Laws, still in full force and effect, were adopted September 17, 1942, by resolution, after proper notice of consideration and adoption of By-Laws was given to each and every shareholder, at a regularly called meeting of the Board of Directors with a quorum present.

     4. Pursuant to the authority vested in it by an Act of Congress approved December 23, 1913 and known as the Federal Reserve Act, as amended, the Federal Reserve Board (now the Board of Governors of the Federal Reserve System) has granted to the Association now known as "First Security Bank, National Association" of Ogden, Utah, the right to act, when not in contravention of State or local law, as trustee, executor, administrator, registrar of stocks and bonds, guardian of estates, assignee, receiver, committee of estates of lunatics, or in any other fiduciary capacity in which State banks, trust companies or other corporations which come into competition with National Banks are permitted to act under the laws of the State of Utah; and under the provisions of applicable law, the authority so granted remains in full force and effect.

     5. Pursuant to authority vested by Act of Congress (12 U.S.C. 92a and 12 U.S.C. 481, as amended) the Comptroller of the Currency has issued Regulation 9, as amended, dealing, in part, with the Fiduciary Powers of National Banks, said regulation providing in subparagraph 9.7 (a) (1-2):

     (1) The board of directors is responsible for the proper exercise of fiduciary powers by the Bank. All matters pertinent thereto, including the determination of policies, the investment and disposition of property held in fiduciary capacity, and the direction and review of the actions of all officers, employees, and committees utilized by the Bank in the exercise of its fiduciary powers, are the responsibility of the board. In discharging this responsibility, the board of directors may assign, by action duly entered in the minutes, the administration of such of the Bank's fiduciary powers as it may consider proper to assign to such director(s), officer(s), employee(s) or committee(s) as it may designate.

     (2) No fiduciary account shall be accepted without the prior approval of the board, or of the director(s), officer(s), or committee(s) to whom the board may have designated the performance of that responsibility.

     6. A Resolution relating to Exercise of Fiduciary Powers was adopted by the Board of Directors at a meeting held July 26, 1994 at which time there was a quorum present; said resolution is still in full force and effect and has not been rescinded. Said resolution is attached hereto as Schedule C and incorporated herein by reference.

     7. A Resolution relating to the Designation of Officers and Employees to Exercise Fiduciary Powers was adopted by the Trust Policy Committee at a meeting held February 7, 1996 at which time a quorum was present; said resolution is still in full force and effect and has not been rescinded. Said resolution is attached hereto as Schedule D and is incorporated herein by reference.

     8. Attached hereto as Schedule E and incorporated herein by reference, is a listing of facsimile signatures of persons authorized (herein "Authorized Signatory or Signatories") on behalf of the Association and its Trust Group to act in exercise of its fiduciary powers subject to the resolutions in Paragraphs 6 and 7, above.

     9. The principal office of the First Security Bank, National Association, Trust Group and of its departments, except for the St. George, Utah, Ogden, Utah, and Provo, Utah, branch offices, is located at 79 South Main Street, Salt Lake City, Utah 84111 and all records relating to fiduciary accounts are located at such principal office of the Trust Group or in storage facilities within Salt Lake County, Utah, except for those of the Ogden, Utah, St. George, Utah, and Provo, Utah, branch offices, which are located at said offices.

     10. Each Authorized Signatory (i) is a duly elected or appointed, duly qualified officer or employee of the Association; (ii) holds the office or job title set forth below his or her name on the date hereof and the facsimile signature appearing opposite the name of each such officer or employee is a true replica of his or her signature.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Association this __________ day of _________________, ______.



(SEAL)


                                    ----------------------------------------
                                    R. James Steenblik
                                    Senior Vice President
                                    Assistant Secretary

                                   Schedule A

                             Articles of Association

                                   Schedule B


                                     Bylaws

                                   Schedule C


                             Resolution Relating to
                          Exercise of Fiduciary Powers

                                   Schedule D

                           Resolution Relating to the
                      Designation of Officers and Employees
                          To Exercise Fiduciary Powers

                                   Schedule E

                       Authorized Signatory or Signatories

                                    EXHIBIT G

                 [Outside Counsel Opinion for the Owner Trustee]
                       (Pursuant to Section 5.3(ee) of the
                            Participation Agreement)

                               -----------, ------


TO THOSE ON THE ATTACHED DISTRIBUTION LIST

     Re:  Amended,   Restated  and  Replacement  Trust  Agreement  dated  as  of
          September 27, 1999

Dear Sirs:

     We have acted as special counsel for First Security Bank, National Association, a national banking association, in its individual capacity ("FSB") and in its capacity as trustee (the "Owner Trustee") under the Amended, Restated and Replacement Trust Agreement dated as of September 27, 1999 (the "Trust Agreement") by and among it and the various banks and other lending institutions which are parties thereto from time to time, as holders (the "Holders"), in connection with the execution and delivery by the Owner Trustee of the Operative Agreements to which it is a party. Except as otherwise defined herein, the terms used herein shall have the meanings set forth in Appendix A to the Participation Agreement dated as of September 27, 1999 (the "Participation Agreement") by and among Franklin Templeton Corporate Services, Inc. (the "Construction Agent" and the "Lessee"), Franklin Resources, Inc., as guarantor (the "Guarantor"), First Security Bank, National Association, as the Owner Trustee, the Holders, the various banks and other lending institutions which are parties thereto from time to time as lenders (the "Lenders") and Bank of America, N.A., as the agent for the Lenders and respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests (the "Agent").

     We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records and other instruments as we have deemed necessary or advisable for the purpose of rendering this opinion.

Based upon the foregoing, we are of the opinion that:

     1. FSB is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America and each of FSB and the Owner Trustee has under the laws of the State of Utah and federal banking law the power and authority to enter into and perform its obligations under the Trust Agreement and each other Operative Agreement to which it is a party.

     2. The  Owner  Trustee  is the  duly  appointed  trustee  under  the  Trust
Agreement.

     3. The Trust Agreement has been duly authorized, executed and delivered by one (1) of the officers of FSB and, assuming due authorization, execution and delivery by the Holders, is a legal, valid and binding obligation of the Owner Trustee (and, to the extent set forth therein, of FSB), enforceable against the Owner Trustee (and to the extent set forth therein, against FSB) in accordance with its terms, and the Trust Agreement creates under the laws of the State of Utah for the Holders the beneficial interest in the Trust Estate it purports to create and is a valid trust under the laws of the State of Utah.

     4. The Operative Agreements to which it is party have been duly authorized, executed and delivered by FSB, and, assuming due authorization, execution and delivery by the other parties thereto, are legal, valid and binding obligations of FSB, enforceable against FSB in accordance with their respective terms.

     5. The Operative Agreements to which it is party have been duly authorized, executed and delivered by the Owner Trustee, and, assuming due authorization, execution and delivery by the other parties thereto, are legal, valid and binding obligations of the Owner Trustee, enforceable against the Owner Trustee in accordance with their respective terms. The Notes and Certificates have been duly issued, executed and delivered by the Owner Trustee, pursuant to authorization contained in the Trust Agreement, and the Certificates are entitled to the benefits and security afforded by the Trust Agreement in accordance with its terms and the terms of the Trust Agreement.

     6. The execution and delivery by each of FSB and the Owner Trustee of the Trust Agreement and the Operative Agreements to which it is a party, and compliance by FSB or the Owner Trustee, as the case may be, with all of the provisions thereof do not and will not contravene any Laws applicable to or binding on FSB, or as the Owner Trustee, or contravene the provisions of, or constitute a default under, its charter documents or by-laws or, to our knowledge after due inquiry, any indenture, mortgage contract or other agreement or instrument to which FSB or Owner Trustee is a party or by which it or any of its property may be bound or affected.

     7. The execution and delivery of the Operative Agreements by each of FSB and the Owner Trustee and the performance by each of FSB and the Owner Trustee of their respective obligations thereunder does not require on or prior to the date hereof the consent or approval of, the giving of notice to, the registration or filing with, or the taking of any action in respect of any Governmental Authority or any court.

     8. Assuming that the trust created by the Trust Agreement is not taxable as a corporation or an association for federal income tax purposes, there are no fees, taxes, or other charges (except taxes imposed on fees payable to the Owner Trustee) payable to the State of Utah or any political subdivision thereof in connection with the execution, delivery or performance by the Owner Trustee, the Agent, the Lenders, the Lessee or the Holders, as the case may be, of the Operative Agreements or in connection with the acquisition of any Property by the Owner Trustee or in connection with the making by any Holder of its investment in the Trust or its acquisition of the beneficial interest in the Trust Estate or in connection with the issuance and acquisition of the Certificates, or the Notes, and neither the Owner Trustee, the Trust Estate nor the trust created by the Trust Agreement will be subject to any fee, tax or other governmental charge (except taxes on fees payable to the Owner Trustee) under the laws of the State of Utah or any political subdivision thereof on, based on or measured by, directly or indirectly, the gross receipts, net income or value of the Trust Estate by reason of the creation or continued existence of the trust under the terms of the Trust Agreement pursuant to the laws of the State of Utah or the Owner Trustee's performance of its duties under the Trust Agreement.

     9. There is no fee, tax or other governmental charge under the laws of the State of Utah or any political subdivision thereof in existence on the date hereof on, based on or measured by any payments under the Certificates, Notes or the beneficial interest in the Trust Estate, by reason of the creation of the trust under the Trust Agreement pursuant to the laws of the State of Utah or the Owner Trustee's performance of its duties under the Trust Agreement within the State of Utah.

     10. Upon the filing of the financing statement on form UCC-1 in the form attached hereto as Schedule 1 with the Utah Division of Corporation and Commercial Code, the Agent's security interest in the Trust Estate, for the benefit of the Lenders and the Holders, will be perfected, to the extent that such perfection is governed by Article 9 of the Uniform Commercial Code as in effect in the State of Utah (the "Utah UCC").

     11. The Owner Trustee is not (i) an "investment company," or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended, or (ii) a "holding company" as defined in, or otherwise subject to regulation under, the Public Utility Holding Company Act of 1935.

     Your attention is directed to the Utah UCC, which provides, in part, that a filed financing statement which does not state a maturity date or which states a maturity date of more than five (5) years is effective only for a period of five
(5) years from the date of filing, unless within six (6) months prior to the expiration of said period a continuation statement is filed in the same office or offices in which the original statement was filed. The continuation statement must be signed by the secured party, identify the original statement by file number and state that the original statement is still effective. Upon the timely filing of a continuation statement, the effectiveness of the original financing statement is continued for five (5) years after the last date to which the original statement was effective. Succeeding continuation statements may be filed in the same manner to continue the effectiveness of the original statement.

The foregoing opinions are subject to the following assumptions, exceptions and qualifications:

     A. We are attorneys admitted to practice in the State of Utah and in rendering the foregoing opinions we have not passed upon, or purported to pass upon, the laws of any jurisdictions other than the State of Utah and the federal banking law governing the banking and trust powers of FSB. In addition, without limiting the foregoing, we express no opinion with respect to (i) federal securities laws, including the Securities Act of 1933, as amended, the
Securities Exchange Act of 1934, as amended, and the Trust Indenture Act of 1939, as amended, (ii) the Federal Aviation Act of 1958, as amended, (iii) the Federal Communications Act of 1934, as amended, or (iv) state securities or blue sky laws. Insofar as the foregoing opinions relate to the legality, validity, binding effect and enforceability of the documents involved in these transactions, which by their terms are governed by the laws of a state other than Utah, we have assumed that the laws of such state (as to which we express no opinion) are in all material aspects identical to the laws of the State of Utah.

     B. The opinions set forth in paragraphs 3, 4, and 5 above are subject to the qualification that enforceability of the Trust Agreement and the other Operative Agreements to which FSB and the Owner Trustee are parties, in accordance with their respective terms, may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, receivership or similar laws affecting enforcement of creditors' rights generally, and (ii) general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

     C. As to the documents involved in these transactions, we have assumed that each is a legal, valid and binding obligation of each party thereto, other than FSB or the Owner Trustee, and is enforceable against each such party in accordance with its respective terms.

     D. We have assumed that all signatures, other than those of the Owner Trustee or FSB, on documents and instruments involved in these transactions are genuine, that all documents and instruments submitted to us as originals are authentic, and that all documents and instruments submitted to us as copies conform with the originals, which facts we have not independently verified.

     E. We do not purport to be experts in respect of, or express any opinion concerning, laws, rules or regulations applicable to the particular nature of the equipment or property involved in these transactions.

     F. We have made no investigation of, and we express no opinion concerning, the nature of the title to any part of the equipment or property involved in these transactions or the priority of any mortgage or security interest.

     G. We have assumed that the Participation Agreement and the transactions contemplated thereby are not within the prohibitions of Section 406 of the Employee Retirement Income Security Act of 1974.

     H. In addition to any other limitation by operation of law upon the scope, meaning, or purpose of this opinion, the opinions expressed herein speak only as of the date hereof. We have no obligation to advise the recipients of this opinion (or any third party) and make no undertaking to amend or supplement such opinions if facts come to our attention or changes in the current law of the jurisdictions mentioned herein occur which could affect such opinions, the legal analysis, a legal conclusion or any information confirmation herein.

     I. This opinion is for the sole benefit of the Lessee, the Construction Agent, the Guarantor, the Owner Trustee, the Holders, the Lenders, the Agent and their respective successors and assigns in matters directly related to the Participation Agreement or the transaction contemplated thereunder and may not be relied upon by any other Person other than such parties and their respective successors and assigns without the express written consent of the undersigned. The opinions expressed in this letter are limited to the matter set forth in this letter, and no other opinions should be inferred beyond the matters expressly stated.



                                    Very truly yours,

                                    RAY, QUINNEY & NEBEKER


                                    M. John Ashton

                                DISTRIBUTION LIST


Bank of America, N.A., as the Agent, a Holder and a Lender

The various banks and other lending institutions which are parties to the Participation Agreement from time to time as additional Holders

The various banks and other lending institutions which are parties to the Participation Agreement from time to time as additional Lenders

Franklin Templeton Corporate Services, Inc., as the Construction Agent and the Lessee

Franklin Resources, Inc., as the Guarantor

First Security Bank, National Association, not individually, but solely as the Owner Trustee under the FRI Trust 1999-1

                                   Schedule 1

    Form of UCC-1 to be Filed in Owner Trustee's Principal Place of Business

                                    EXHIBIT H

                        [In-House Opinion for the Lessee]
          (Pursuant to Section 5.3(ff) of the Participation Agreement)

                               September __, 1999


TO THOSE ON THE ATTACHED DISTRIBUTION LIST

     Re:  Synthetic  Lease  Financing  provided  Franklin  Templeton   Corporate
     Services, Inc.

Ladies and Gentlemen:

     I am counsel to Franklin Templeton Corporate Services, Inc., a Delaware corporation (the "Lessee") and Franklin Resources, Inc., a Delaware corporation (the "Guarantor"). This opinion is furnished to you in connection with certain transactions contemplated by the Participation Agreement dated as of September 27, 1999 (the "Participation Agreement"), among the Lessee, the Guarantor, First Security Bank, National Association, in its individual capacity, and in its capacity as the Owner Trustee (the "Owner Trustee"), the various banks and other lending institutions which are identified on the Distribution List attached hereto as lenders (the "Lenders") the various banks and other lending institutions which are identified on the Distribution List attached hereto as holders (the "Holders"), and Bank of America, N.A., as the agent for the Lenders and respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests (the "Agent"). This opinion is delivered pursuant to Section 5.3(ff) of the Participation Agreement. All capitalized terms used herein, and not otherwise defined herein, shall have the meanings assigned thereto in Appendix A to the Participation Agreement.

     In connection with the foregoing, I have examined originals, or copies certified to my satisfaction, of the Operative Agreements. In addition, I have examined such records, documents, certificates of public officials and of Lessee and Guarantor, made such inquiries of officials of Lessee and Guarantor, and considered such questions of law as I have deemed necessary for the purpose of rendering the opinions set forth herein.

     I express no opinion as to the matters governed by any laws other than the laws of the State of California, the General Corporation Law of the State of Delaware and the federal laws of the United States of America as in effect on the date hereof.

     Based upon and subject to the foregoing, I am of the opinion that:

     (a) Each Credit Party is a corporation, duly incorporated, validly existing and in good standing under the laws of the state of its incorporation and has the power and authority to own its properties and conduct its business as presently conducted and to execute, deliver and perform its obligations under the Operative Agreements to which it is a party. Each Credit Party is duly qualified to do business in California and in each other state in which its failure to so qualify would materially impair its ability to perform its obligations under the Operative Agreements to which it is a party or would have a material adverse effect on the condition of the Guarantor and its subsidiaries, taken as a whole.

     (b) The execution, delivery and performance by each Credit Party of the Operative Agreements to which it is a party have been duly authorized by all necessary corporate action on the part of such Credit Party, and the Operative Agreements to which such Credit Party is a party have been duly executed and delivered by such Credit Party.

     (c) The execution and delivery by each Credit Party of the Operative Agreements to which it is a party and compliance by each Credit Party with all of the provisions thereof do not and will not (i) contravene the provisions of or result in the creation of a Lien under its Articles of Incorporation or By-Laws or (ii) violate any Laws or any order of any Governmental Authority applicable to or binding on any Credit Party.

     (e) There is no litigation, investigation or proceeding of or before any arbitrator or governmental authority pending or threatened by or against Lessee or Guarantor, (i) with respect to the Operative Agreements, (ii) that concern the Properties or the interest of any Credit Party therein, or (iii) which could reasonably be expected to have a material adverse effect on the business, operations, property, or condition (financial or otherwise) of the Guarantor and its subsidiaries taken as a whole.

     (f) Neither the nature of the Property, nor any circumstance in connection with the execution, delivery and performance of the Operative Agreements to which any Credit Party is a party, is such as to require any approval of stockholders of, or approval or consent of any trustee or holders of indebtedness of, any Credit Party, except for such approvals and consents which have been duly obtained and are in full force and effect.

     (g) FTCS is not (i) an "investment company," or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended, or (ii) a "holding company" as defined in, or otherwise subject to regulation under, the Public Utility Holding Company Act of 1935.

     This opinion is solely for the benefit of the persons listed on the Distribution List attached hereto as Schedule 1 and their respective successors and assigns in connection with the consummation of the transactions under the Operative Agreements and may not be relied upon by, nor may copies be delivered to, any other person or entity or for any other purpose without my prior written consent. The opinions expressed herein are as of the date hereof and I make no undertaking to amend or supplement such opinions if facts come to my attention or changes in the current law of the jurisdictions mentioned herein occur which could affect such opinions.

                                    Very truly yours,


                                    Name and Title

                                   Schedule 1
                                Distribution List



Bank of America, N.A., as the Agent

First Security Bank, National Association, not individually, but solely as the Owner Trustee under the FRI Trust 1999-1

Bank of America, N.A.
The Chase Manhattan Bank
CSL Leasing, Inc.
The Bank of New York
Bank of Montreal
Citicorp USA, Inc.
Royal Bank of Canada
Banque Nationale de Paris
First Union National Bank

                    [Outside Counsel Opinion for the Lessee]
          (Pursuant to Section 5.3(ff) of the Participation Agreement)

TO THOSE ON THE DISTRIBUTION LIST
ATTACHED AS SCHEDULE 1

     Re: Synthetic Lease Financing provided to Franklin Templeton Corporate Services, Inc.

Ladies and Gentlemen:

A.   Matters Reviewed.

     We have acted as special counsel to Franklin Templeton Corporate Services, Inc., a Delaware corporation, in its capacities as Lessee, Construction Agent and Ground Lessor ("FTCS"), and Franklin Resources, Inc., a Delaware corporation, in its capacity as Guarantor ("FRK"), in connection with certain transactions contemplated by the Participation Agreement dated as of September 27, 1999 (the "Participation Agreement"), among FTCS, FRK, First Security Bank, National Association, in its individual capacity (in such capacity, the "Trust Company") and in its capacity as the Owner Trustee (the "Owner Trustee"; in either such capacity, "FSB"), the banks and other lending institutions which are parties thereto identified on the Distribution List attached hereto as Schedule 1 as lenders (the "Lenders"), the banks and other lending institutions which are parties thereto identified on the Distribution List attached hereto as Schedule 1 as holders (the "Holders"), and Bank of America, N.A. ("BofA"), as the agent for the Lenders and, respecting the Security Documents, as the agent for the Lenders and the Holders (in such capacity, the "Agent"). This opinion is delivered pursuant to Sections 5.3(j) and 5.3(ff) of the Participation Agreement. All capitalized terms used herein, and not otherwise defined herein, shall have the meanings assigned thereto in Appendix A to the Participation Agreement. The Holders and Lenders are sometimes collectively referred to herein as the "Participants," and the Owner Trustee, the Agent and the Participants are sometimes referred to herein as the "Other Parties."

     In connection with the foregoing, we have examined originals, or copies certified to our satisfaction, of:

          (i) The Participation Agreement; such Participation Agreement includes, in Section 6B thereof, a guaranty by FRK of certain obligations of FTCS under the Operative Agreements (such guaranty is referred to herein as the "Guaranty");

          (ii) That certain Amended and Restated Ground Lease executed by FTCS, as lessor, and Owner Trustee, as lessee (the "Ground Lease"), granting to the Owner Trustee a leasehold interest (the "Leasehold Interest") in the land described therein, which land is located in the City of San Mateo, County of San Mateo, State of California (the "Land");

          (iii) That certain Memorandum of Ground Lease executed by FTCS, as lessor, and Owner Trustee, as lessee (the "Memorandum of Ground Lease");

          (iv) That certain Lease Agreement, between the Owner Trustee, as lessor, and FTCS, as Lessee (the "Lease"), relating to the Land and certain improvements and fixtures thereon (the "Real Property") and certain equipment and other personal property located therein (collectively, the "Personal Property" and, together with the Real Property, the "Property");

          (v) That certain Lease Supplement No. 1, between Owner Trustee and FTCS, relating to the property covered by the Lease;

          (vi) That certain Memorandum of Lease between Owner Trustee and FTCS, relating to the property covered by the Lease (the "Memorandum of Lease");

          (vii) That certain Construction Deed of Trust With Assignment of Leases, Security Agreement, Financing Statement and Fixture Filing, executed by Owner Trustee in favor of the Agent (the "Owner Trustee Deed of Trust"), relating to, among other things, the interest of the Owner Trustee in the Property, [including, without limitation, the Leasehold Interest];

          (viii) That certain Construction Deed of Trust With Assignment of Leases, Security Agreement, Financing Statement and Fixture Filing, executed by FTCS in favor of Owner Trustee (the "FTCS Deed of Trust" and, together with the Owner Trustee Deed of Trust, the "Deeds of Trust"), relating to, among other things, the interest of FTCS in the Land;

          (ix) That certain Security Agreement, executed by Owner Trustee and FTCS in favor of Agent (the "Security Agreement");

          (x) That Amended and Restated Agency Agreement, executed by FTCS, as Construction Agent, and Owner Trustee;

          (xi) That certain Amended and Restated Trust Agreement, executed by Owner Trustee and the Holders (the "Trust Agreement");
                                    ---------------

          (xii) Those certain "Tranche A Notes" and "Tranche B Notes" executed by the Owner Trustee to the order of the Lenders (collectively, the "Notes");

          (xiii) UCC-1 Financing Statement executed by the Owner Trustee (the "Owner Trustee UCC-1") to be filed in the office of the California Secretary of State;

          (xiv) UCC-1 Financing Statement executed by FTCS to be filed in the office of the California Secretary of State (the "FTCS UCC-1"; the Owner Trustee UCC-1 and the FTCS UCC-1 are collectively referred to herein as the "UCC Financing Statements");

          (xv) UCC-1 Financing Statement (Fixture Filing) executed by the Owner Trustee (the "Owner Trustee Fixture Filing") to be recorded in the
     Official   Records  of  San  Mateo   County,
     California; and

          (xvi) UCC-1 Financing Statement (Fixture Filing) executed by FTCS to be recorded in the Official Records of San Mateo County, California (the "FTCS Fixture Filing"; the Owner Trustee Fixture Filing and the FTCS Fixture Filing are collectively referred to herein as the "Fixture Filings").

As used herein, the term "FTCS Documents" refers to the Operative Agreements to which FTCS is a party and which are referenced in paragraphs (i), (ii), (iii),
(iv), (v), (vi), (viii), (ix) and (x) above and the term "Owner Trustee Documents" refers to the Operative Agreements to which the Owner Trustee is a party and which are referenced in paragraphs (i), (ii), (iii), (iv), (v), (vi),
(vii), (ix), (x) and (xii).

     In addition, we have considered such questions of law as we have deemed necessary for the purpose of rendering the opinions set forth herein.

B.   Assumptions.

     We have assumed the genuineness of all signatures and the authenticity of all items submitted to us as originals and the conformity with originals of all items submitted to us as copies. In making our examination of the Operative Agreements, we have assumed that each party to one or more of the Operative Agreements has the power and capacity to enter into and perform its obligations thereunder, has duly authorized, executed and delivered such Operative Agreements, and that, as to each party other than FTCS, FRK and (except in respect of the opinions set forth in Paragraph F.4 below) the Owner Trustee, such Operative Agreements constitute the legal, valid and binding obligations of each such party and are enforceable against each such party in accordance with their terms.

     With your permission, we have also assumed, without further inquiry or investigation, that:

     (a) Each of FTCS and FRK is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and is duly qualified and in good standing under the laws of the State of California.

     (b) Each of FTCS and FRK has the power and authority to enter into and perform its obligations under the Operative Agreements to which it is a party, to own its properties and to carry on its business as it is now conducted.

     (c) The Operative Agreements to which either of FTCS or FRK is party have been duly authorized, executed, acknowledged (in the case of those agreements which are to be recorded in the Official Records at San Mateo County, California, in compliance with Section 1180 et seq. of the California Civil
Code) and delivered by FTCS and FRK, as applicable.

     (d) The execution and delivery by each of FTCS and FRK of the Operative Agreements to which it is a party, and compliance by FTCS and FRK with all of the provisions thereof, do not and will not contravene the provisions of, or constitute a breach or default under, its charter documents or by-laws or any indenture, mortgage, contract or other agreement or instrument to which it is a party or by which it or any of its property may be bound or affected (except that the foregoing assumption shall not apply in respect of those agreements of FTCS and FRK which are described in the opinion set forth in paragraph F.13 below).

     (e) FTCS is not (i) an "investment company," or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended, or (ii) a "holding company" as defined in, or otherwise subject to regulation under, the Public Utility Holding Company Act of 1935.

     (f) FSB is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America and FSB has the power and authority to enter into and perform its obligations under the Trust Agreement and each other Operative Agreement to which it is a party, to own its properties and to carry on its business as it is now conducted.

     (g) The Owner Trustee is the duly appointed trustee under the Trust Agreement.

     (h) The Trust Agreement has been duly authorized, executed and delivered by FSB and is a legal, valid and binding obligation of FSB, enforceable against FSB in accordance with its terms, and the Trust Agreement creates for the Holders the beneficial interest in the Trust Estate it purports to create and is a valid trust.

     (i) The Operative Agreements to which FSB is party have been duly authorized, executed, acknowledged (in the case of those agreements which are to be recorded in the Official Records at San Mateo County, California, in compliance with Section 1180 et seq. of the California Civil Code) and delivered by FSB.

     (j) The Notes and Certificates have been duly issued, executed and delivered by the Owner Trustee, pursuant to authorization contained in the Trust Agreement, and the Certificates are entitled to the benefits and security afforded by the Trust Agreement in accordance with the terms of the Certificates and the Trust Agreement.

     (k) The execution and delivery by FSB of the Trust Agreement and the Operative Agreements to which it is a party, and compliance by FSB with all of the provisions thereof, do not and will not contravene any Laws applicable to or binding on FSB or contravene the provisions of, or constitute a default under, its charter documents or by-laws or, any indenture, mortgage, contract or other agreement or instrument to which FSB is a party or by which it or any of its property may be bound or affected.

     (l) The execution and delivery of the Operative Agreements by FSB and the performance by FSB of its obligations thereunder do not require the consent or approval of, the giving of notice to, the registration or filing with, or the taking of any action in respect of any Governmental Authority or any court.

     (m) The Owner Trustee is not (i) an "investment company," or a company "controlled" by an "investment company," within the meaning of the Investment

Company Act of 1940, as amended, or (ii) a "holding company" as defined in, or otherwise subject to regulation under, the Public Utility Holding Company Act of 1935.

     We note that, as to certain of the matters set forth in the assumptions in paragraphs (a) through (m) above, you are relying exclusively upon separate opinions of Leslie M. Kratter, Esq. of Franklin Resources, Inc. and Ray, Quinney & Nebeker, Utah counsel for FSB.

     With respect to our opinions in paragraphs F.3, F.5 and F.12 below, we have assumed that no discretionary action under the Operative Agreements will be taken by or on behalf of any of FTCS, FRK or the Owner Trustee that will violate any federal or state statute or regulation applicable to it.

     In rendering this opinion, we have assumed that the Guaranty has been entered into at the same time as the FTCS Documents, or with the acceptance of the FTCS Documents by the Other Parties, and forms with the FTCS Documents a part of the consideration to the Other Parties for the extension of credit or lease evidenced by the FTCS Documents.

     With respect to the opinions  expressed in  paragraphs  F.1, F.6, F.7, F.8,
F.9 and F.10 below, we have assumed that (i) at all times material to our opinions, goods included in the Personal Property are located in the State of California, (ii) FTCS has an interest of record in the Real Property at the time of the recording of the Memorandum of Ground Lease and FTCS Deed of Trust and the Owner Trustee has an interest of record in the Leasehold Interest at the time of the recording of the Memorandum of Lease and the Owner Trustee Deed of Trust, as applicable, (iii) the granting of a security interest in property consisting of a governmental permit, license or other authorization is not prohibited or restricted by law, (iv) the granting of a security interest in property consisting of rights under a contract is not restricted by the terms of such contract or by law, (v) at all times material to our opinions FTCS and the Owner Trustee, as applicable, have "rights" in the Personal Property in which a security interest has been granted pursuant to the Security Agreement or the Deeds of Trust within the meaning of Section 9203(1)(c) of the California Uniform Commercial Code (the "CUCC"), and (vi) at all times material to our opinions FTCS's place of business, or if it has more than one place of business, chief executive office, is located in the State of California and the Owner Trustee's place of business, or if it has more than one place of business, chief executive office, is located in the State of Utah.

     As to our opinion concerning compliance with the usury laws of the State of California set forth in paragraph F.2 below, we have assumed that the Persons described on Schedule 2 meet the applicable requirements for an exemption from the usury laws of the State of California set forth on Schedule 2.

C.   Exclusions.

     We express no opinion as to (i) except as expressly set forth in the opinions expressed in paragraphs F.6, F.7, F.8 and F.9 below, the due recordation or filing of any Operative Agreement; (ii) except as expressly set forth in the opinion expressed in paragraph F.9 below, the perfection of any liens or any interests in the Real Property, the Personal Property, the Leasehold Interest or the Land (each of the foregoing being referred to herein as "Collateral") arising under the Operative Agreements; (iii) the priority of the liens and interests arising under the Operative Agreements; (iv) the effect of the absence of such perfection or priority; (v) the state of title to any Collateral; (vi) the accuracy or legal sufficiency of any description of any Collateral; (vii) the effect of any regulation, law, covenant or agreement relating to zoning, building codes, use, occupancy, subdivision or environmental control requirements as applied to the Collateral; (viii) application of any of the provisions of the Operative Agreements to any property other than the Permitted Facility; or (ix) the enforceability of a security interest in any property excluded from the CUCC in Section 9104 thereof. We are also not rendering any opinion herein on the application of the laws of any jurisdiction (other than substantive laws of the State of California) which might result from the operation of Section 9103 of the CUCC, which specifies which jurisdiction's laws govern perfection and the effect of perfection or nonperfection of security interests in personal property.

     We are also not  rendering  any  opinion  herein  as to the  proper  tax or accounting treatment of the transactions contemplated by the Operative Agreements, or as to any disclosure, reporting or other obligations of FTCS, FRK, FSB or any other Person under securities or other laws with respect to the transactions contemplated by the Operative Agreements. We are also not rendering any opinion herein as to the proper characterization of the legal relationship between FTCS, on the one hand, and any one or more of the Other Parties, on the other hand, created by the Operative Agreements. We would note in this respect that it is possible that these relationships could be characterized not only as lessee and lessor, but also as borrower and lender in a loan transaction in which Owner Trustee is considered to hold legal title to the Property as security for such loan and in which any one or more of the Other Parties may be construed to have an equitable mortgage or actual deed of trust or mortgage lien. Nor are we rendering any opinion herein as to the proper characterization of the legal relationship between or among any of the Other Parties, inter se, arising under the Operative Agreements.

     We are also not rendering any opinion as to the enforceability of any power of sale granted in the Lease or the right to proceed with judicial or nonjudicial foreclosure without declaring all Secured Obligations (as defined in the Deeds of Trust) due (as provided for in Section 5.4 of the Deeds of Trust)).

     As indicated elsewhere herein, we are also not rendering any opinion as to the effect of the laws of any jurisdiction other than the State of California (exclusive of its conflicts or choice-of-laws law). We note in this respect that the Trust Agreement and Certificates provide that they are to be governed by Utah law.

     We are also not rendering any opinions concerning (i) federal banking laws, rules or regulations governing the banking and trust powers of FSB, (ii) federal securities laws, including the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Trust Indenture Act of 1939, as amended, and the Investment Company Act of 1940, as amended, or (iii) state securities or blue sky laws.

     We have been retained as special California counsel to FTCS and FRK in connection with the transactions contemplated by the Operative Agreements, and while we represent FRK in connection with certain other matters, we do not represent FTCS and FRK in all their business activities and are not necessarily familiar with the nature and extent of such activities. We are also rendering certain opinions herein with respect to FSB, although we do not represent FSB and (apart from its involvement in the transactions contemplated by the Operative Agreements) are not familiar with its business activities. Accordingly, we have assumed that the business activities of FRK, FTCS and FSB are not of such a nature as to cause the transactions contemplated by the Operative Agreements to be governed by statutes, rules or regulations of the State of California or federal statutes, rules or regulations applicable only because of such activities but not applicable to business corporations generally. We have further assumed that neither FRK, nor FTCS, nor any of their Subsidiaries, nor FSB in any capacity, conducts any business in the State of California or elsewhere of such a nature as to cause any of them to be bound by California or federal statutes, rules or regulations not applicable to business corporations generally. Without limiting the foregoing, our opinions in paragraphs F.3, F.5 and F.12 below are based on a review of those statutes, rules and regulations which, in our experience, are normally applicable to transactions of the type contemplated by the Operative Agreements, and, in addition to all other assumptions, exclusions, qualifications and exceptions set forth herein, we are not rendering, in the opinions set forth in paragraphs F.3,
F.5 and F.12 below, any opinions with respect to any statutes, rules or regulations which relate to (1) anti-trust, (2) utilities regulation, (3) pension and employee benefits, (4) labor, (5) health and safety, (6) environmental, zoning, subdivision, land use, and building codes and ordinances,
(7) licensing of general contractors, architects or other businesses or professions, (8) tax, (9) intellectual property, (10) racketeering, or (11) fiduciary duty.

D.   Qualifications and Exceptions.

     The opinions hereinafter expressed are subject to the following further qualifications and exceptions:

          (1) The effect of bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws relating to or affecting the rights of landlords and creditors generally, including, without limitation, laws relating to fraudulent transfers or conveyances, preferences, equitable subordination, the rejection of leases and other executory contracts and the limitation of damages on account thereof.

          (2) Limitations imposed by general principles of equity upon the availability of equitable remedies or the enforcement of provisions of the Operative Agreements; and the effect of judicial decisions which have held that certain provisions are unenforceable where their enforcement would violate the implied covenant of good faith and fair dealing, or would be commercially unreasonable.

          (3) The effect of statutes or judicial decisions rendering ineffective or limiting certain waivers or provisions contained in the Operative Agreements. However, in our opinion, subject to all other limitations set forth in this opinion, such statutes and decisions do not invalidate the Operative Agreements in their entirety, and will not prevent the Other Parties from enforcing FTCS's obligation to pay any accrued Basic Rent and Supplemental Rent and (a) provided the transaction is characterized by a court of competent jurisdiction as a lease to FTCS, and subject to the limitations expressed elsewhere in this opinion letter, such unenforceability will not preclude (i) an action for damages in accordance with applicable California law and (ii) the termination of the Lease upon a material breach by FTCS of a material covenant contained in the FTCS Documents; (b) provided the transaction is characterized by a court of competent jurisdiction as a loan to FTCS, and subject to the limitations expressed elsewhere in this opinion, such unenforceability will not preclude acceleration of the maturity of FTCS's obligation to pay the Termination Value, the Maximum Residual Guarantee Amount or the Maximum Amount pursuant to the FTCS Documents upon a material breach by FTCS of a material covenant contained in the FTCS Documents or, except as provided in
     Section 2924c of the California Civil Code, from exercising its remedy of foreclosure against any right, title and interest of FTCS in and to the Property described in the FTCS Deed of Trust following such acceleration, provided the rules and restrictions set forth in such statutes and judicial decisions with respect to foreclosure are observed by the Owner Trustee and Agent; (c) subject to the limitations expressed elsewhere in this opinion, from enforcing the Guaranty against FRK upon a material breach by FTCS of a material covenant contained in the FTCS Documents (provided that, in the event that the transaction is characterized by a court of competent jurisdiction as a lease to FTCS, the amounts recoverable from FRK as a result of such enforcement may be limited to the damages which are recoverable from FTCS as lessee in accordance with applicable California law); or (d) provided the transaction is characterized by a court of competent jurisdiction as a loan to the Owner Trustee, and subject to the limitations expressed elsewhere in this opinion, such unenforceability will not preclude acceleration of the maturity of the Owner Trustee's obligations to pay the Notes upon a material breach by the Owner Trustee of a material covenant contained in the Owner Trustee Documents or, except as provided in Section 2924c of the California Civil Code, preclude exercise of the remedy of foreclosure against any right, title and interest of the Owner Trustee in and to the Property described in the Owner Trustee Deed of Trust following such acceleration, provided the rules and restrictions set forth in such statutes and judicial decisions with respect to foreclosure are observed.

          The provisions referred to in this paragraph D(3) which may be so limited or rendered ineffective include, without limitation: (i) those which purport to waive statutory or common law rights; (ii) those which permit a party to increase the rate of interest or to collect a late charge, a prepayment charge or liquidated damages in the event of default, or any charge or fee which is deemed to constitute a penalty or forfeiture or to be unreasonable under the circumstances; (iii) those which provide for indemnification to the extent such indemnification is against public policy (including, without limitation, where a party is indemnified with respect to its own negligence (and even in cases where the indemnifying party expressly and unequivocally agrees to such indemnification, the indemnified party may be entitled to indemnification only if its conduct is passively negligent), a past act constituting a felony, or a future action known by the indemnitee at the time of doing it to be unlawful); (iv) those which provide for the exercise of set-off or similar rights; and (v) those pursuant to which any party waives rights (including, without limitation, statutory protections, rights of redemption, trial by jury, and other protections) if such waiver is held to contravene public policy or an express or implied statutory prohibition rendering such waiver invalid or unenforceable.

          (4) If the Lease is characterized by a court of competent jurisdiction as a lease, then, as to the enforceability of Owner Trustee's rights and remedies as landlord under the Lease, the effect of Section 1950.7, Sections 1951.2 through 1951.8, Sections 1995.010 through 1995.340, and Sections 1997.010 through 1997.270 of California Civil Code. Further, the obligations of FTCS under the Lease may also be affected by the provisions of California Civil Code Sections 1932 and 1933 (relating, inter alia, to termination of a lease upon casualty to the leasehold estate) or by Section 1265.130 of the C.C.P. (relating to termination of a lease upon a taking of the leasehold estate for public use in certain circumstances).

          (5) In addition to the other assumptions, qualifications and exceptions set forth herein, our opinions hereinafter expressed are subject to the following additional qualifications and exceptions, in relation to the obligations secured by any of the Deeds of Trust and, also, if the relationship between FTCS, on the one hand, and any one or more of the Other Parties, on the other hand, is characterized by a court of competent jurisdiction as that of a borrower and lender(s) in a lending transaction in which Owner Trustee, Agent and/or Participants have an equitable mortgage or actual deed of trust or mortgage lien on any of the Collateral as security:

               (a) The effect of Sections 726,  580a and 580d of the  California
          Code of Civil Procedure (the "C.C.P.") and Section 9501(4) of the California Uniform Commercial Code (sometimes referred to as the "one-form-of-action," "fair value," "anti-deficiency" and "mixed collateral" rules), which provide procedural and substantive rules with respect to foreclosure on real and, in some circumstances, personal property, application of foreclosure proceeds, and deficiency judgments against the obligor of a loan or other obligation secured by real property or by real and personal property (including, without limitation, a guarantor of a real estate-secured guaranty) and, in some cases, a guarantor of such obligation (even if its guaranty is unsecured). In general, under those statutes (i) the obligor of a real estate-secured obligation may require its creditor to foreclose on all of its security before a personal judgment against the obligor may be obtained for a deficiency, (ii) the exercise by the creditor of any other remedies prior to foreclosure on its security (including, without limitation, any conduct, judicial or otherwise, by which property of the obligor, not encumbered pursuant to a duly granted and perfected security interest in favor of the creditor as security for the obligation, is levied upon, seized or applied against the secured obligations, whether through the exercise of setoff rights or otherwise) may impair the subsequent ability of the creditor to realize on the creditor's security or to obtain a deficiency judgment,
          (iii) no deficiency judgment may be rendered after exercise of the power of sale, and (iv) the amount of any deficiency judgment will be limited. In addition, under Section 2924c of the California Civil Code, the obligor under a real estate-secured obligation is permitted to cure its default and reinstate its obligations after maturity of those obligations is accelerated. Section 9504 of the CUCC provides procedural and substantive rules applicable in some circumstances with respect to foreclosure on personal property security. Failure to comply with those rules may result in a loss of the right to a deficiency judgment or the waiver of the real property security. These statutes create rights or defenses which can be asserted by guarantors under real-estate secured guaranties (such as the Guaranty), and certain of these statutes may also create rights or defenses which can be asserted by guarantors of real estate secured loans (even if that guarantor's guaranty is not so secured), and by others (such as general partners or sole shareholders) who are considered to be the alter ego of the obligor. Provisions in loan documents or guaranties which are in conflict with these rules, or which purport to waive these rules, may not be enforceable. Without limiting the foregoing, in relation to the FTCS Documents, we believe that there is a substantial risk that the Other Parties will be deemed to have waived any interests or liens in the Real Property and other Collateral, any rights to a personal judgment against FTCS for a deficiency, any other rights against FTCS under the FTCS Documents (including, without limitation, their rights to enforce FTCS's obligations to pay any accrued Basic Rent, Supplemental Rent, the Termination Value, the Maximum Residual Guarantee Amount, the Maximum Amount, and/or any other sums due under the FTCS Documents), and/or any rights to enforce FRK's obligation under the Guaranty, unless: (i) the Other Parties, prior to exercising any other remedy under the FTCS Documents or the Guaranty, first commence a judicial foreclosure action in full compliance with Section 726 of the C.C.P. and Section 9501(4) of the California Uniform Commercial Code, naming FTCS as defendant, and pursuant to which all right, title and interest of FTCS in and to the Real Property and all other Collateral are foreclosed and FTCS's liability for the payment of the sums referred to above is established; and (ii) following any such foreclosure sale, any claim by the Other Parties against FTCS to enforce the liability of FTCS for payment of any amounts due under the FTCS Documents (including, without limitation, any accrued Basic Rent, Supplemental Rent, the Termination Value, the Maximum Residual Guarantee Amount, the Maximum Amount and/or any other sums due under FTCS Documents) is duly filed within the three (3)-month period described in Section 726(b) of the C.C.P. and otherwise pursued in full compliance with all other provisions in Section 726 of the C.C.P. applicable with respect to deficiency judgments. Moreover, in such a case, we believe that there is a substantial risk that the amounts recoverable by the Other Parties against FTCS under the FTCS Documents will be limited by the "fair value" rule contained in Sections 580a and 726(b) of the C.C.P., or by similar principles (including under circumstances where the transaction is characterized as other than a loan), to the excess, if any, of the aggregate unpaid amount due to the Other Parties by FTCS under FTCS Documents (immediately prior to such foreclosure sale) over the greater of the purchase price for the Real Property and other Collateral paid at a foreclosure sale or the fair value of the Real Property and such other Collateral at the time of such sale. Without limiting the other rights and defenses which may be available to FRK as a guarantor which are referred to herein, in relation to the Guaranty, we would note that, since FRK's obligations under the Guaranty are secured by the liens on the Real Property provided for in the FTCS Deed of Trust, FRK will have, in the event of any attempted enforcement of the FTCS Deed of Trust (or any other lien on real property securing such obligation) or any obligations of FRK under the Guaranty, all rights and defenses which are available to the obligor of a real estate-secured obligation under California's one-form-of-action, anti-deficiency, fair value, mixed collateral and reinstatement rules.

               (b) FTCS and any other obligor under any of the Deeds of Trust may have the redemption and other rights provided for in Sections 729.010-729.090 of the C.C.P. and redemption rights under general equitable principles including, without limitation, in the case of the election of the Owner Trustee to retain the Property pursuant to
          Section 22.1 of the Lease.

               (c) FTCS and any other obligor under any of the Deeds of Trust may have the cure and reinstatement rights provided under Section 2924c of the California Civil Code.

               (d) FTCS's obligations under Sections 6.2(o), 11.1 and 11.5 of the Participation Agreement and Sections 9.1, 10.2, 15.2, 15.3, 16.1,
          16.2 and 17.7 of the Lease (to the extent any of the foregoing relate to any Hazardous Substances, any Release, any violation of any Environmental Laws, any Environmental Violations or any Environmental Claims) and the obligations of FTCS or any other obligor under any other "environmental provision" (as such term is defined in Section 736 of the C.C.P.) may be limited by Sections 564, 726.5 and 736 of the C.C.P.

               (e)  Provisions   which  provide  for  the  acceleration  of  any
          obligations upon any transfer or further encumbrance of any of the Collateral may not be enforceable, except to the extent that (i) such provisions are made enforceable pursuant to the federal preemption afforded by the Garn-St. Germain Depository Institutions Act of 1982, as set forth at 12 U.S.C. 1701j-3 and the regulations adopted pursuant thereto or (ii) enforcement is reasonably necessary to protect against an impairment of security or an increase in the risk of default.

               (f) To the extent that the obligor of a real estate secured obligation maintains earthquake insurance in an amount which exceeds the minimum amount required to be maintained under the applicable documents, provisions that the creditor will be entitled to all of the earthquake insurance proceeds or to determine the manner in which they will be applied may not be enforceable with respect to the excess insurance proceeds above those required to be maintained except if it can be shown that the creditor was intended to have a security interest in such excess insurance proceeds or was otherwise intended to be benefited by such excess insurance proceeds. Ziello v. Superior Court, 36 Cal. App. 4th 321 (1995). In addition, the creditor's right to elect to apply casualty or earthquake insurance proceeds or condemnation proceeds to the secured obligation may be restricted if application of such proceeds to the repair or restoration of the property would not result in a material impairment of the creditor's security interest. Schoolcraft v. Ross, 81 Cal. App. 3d (1977).

               (g) The enforceability of any assignment of rents set forth in the Lease or any of the Deeds of Trust is subject to the limitations set forth in California Civil Code Section 2938.

               (h)  Provisions  which  require a  borrower  or other  obligor to maintain hazard insurance coverage against risks in an amount exceeding the replacement value of improvements to real property may not be enforceable.

          (6) Sections 1671 through 1681 of the California Civil Code may limit any liquidated damages purported to be agreed to in the Operative Agreements.

          (7) The effect of judicial decisions permitting the introduction of extrinsic evidence to modify the terms or the interpretation of the Operative Agreements.

          (8) Certain waivers and other provisions in the Guaranty which purport to waive or alter rights provided to FRK as a guarantor or surety by statute or judicial decision may be unenforceable. Such provisions include, without limitation, those which permit a creditor to alter the obligation of the principal, elect remedies on default that impair the subrogation rights of the guarantor against the principal, or otherwise take action that materially prejudices the guarantor. In this connection, we advise you that, if such a provision is unenforceable, action on the part of the Other Parties as permitted by that provision may operate to exonerate FRK in whole or in part from obligations under the Guaranty. Further, we advise you that, under certain circumstances, a guaranty executed by a shareholder or other owner of a corporate borrower may not be enforced as an obligation separate from the obligation guaranteed if it is determined that the borrower is merely an alter ego or nominee of the guarantor and that the "true" borrower is the guarantor. FRK, if it is deemed to be liable as a principal, may be entitled to the rights and defenses available to the obligor of a real estate-secured obligation, including the protection of California's anti-deficiency, one-form-of-action and fair value laws. Further, insofar as the FTCS Deed of Trust, the Security Agreement and other FTCS Operative Agreements provide for the grant by FTCS of security interests in the Property as security for the obligations of FRK under the Guaranty, enforceability of the FTCS Deed of Trust, the Security Agreement and other FTCS Operative Agreements as security for such obligations may be limited by statutes or principles of law applicable to guaranties. Those statutes and principles may, inter alia, limit the right of a creditor to alter materially the original obligations of FRK under the Guaranty, to elect remedies as against FRK on default that impair the subrogation rights of FTCS against FRK, or to take other action that materially prejudices FTCS in relation to FRK. In this connection we advise you that failure to comply with such statutes or principles may operate to release the collateral under the FTCS Deed of Trust, the Security Agreement and other FTCS Operative Agreements as security for the obligations of FRK under the Guaranty.

          (9) Provisions of the Operative Agreements which purport to transfer governmental permits, licenses or other authorizations, or claims against governmental entities, the transfer of which is restricted by law, may not be enforceable.

          (10) Provisions of the Operative Agreements which purport to transfer rights under contracts, the transfer of which is restricted by the terms thereof or by law, may not be enforceable.

          (11) Provisions of the Operative Agreements which purport to establish evidentiary standards or to make determinations conclusive may not be enforceable.

          (12) The effect of California law which provides that where a contract permits one party to the contract to recover attorneys' fees, the prevailing party in any action to enforce any provision of the contract shall be entitled to recover its reasonable attorneys' fees notwithstanding the absence of a written agreement to such effect.

          (13) Provisions of the Operative Agreements, providing that rights or remedies are not exclusive, that every right or remedy is cumulative, or that the election of a particular remedy or remedies does not preclude recourse to one or more other remedies, may not be enforceable.

          (14) A requirement that provisions of the Operative Agreements may only be modified in writing, to the extent that an oral agreement has been executed modifying provisions of the Operative Agreements, may not be enforceable.

          (15) Provisions of the Operative Agreements which purport to establish a particular court as the forum for the adjudication of any controversy relating to such Operative Agreements may not be enforceable.

          (16) We express no opinion as to the effect on the opinions expressed herein of (1) the compliance or non-compliance of any party to the Operative Agreements (other than, in the respects expressly provided in the opinion set forth in paragraph F.3 below, FTCS and FRK) with any laws or regulations applicable to it, or (2) the legal or regulatory status or the nature of the business of any such party.

          (17) The enforceability under the Deeds of Trust or the Lease of rights against collateral consisting of rights under contracts may be subject to the terms of those contracts or other contracts between FTCS or the Owner Trustee and other parties thereto and claims or defenses of such other parties against FTCS or other Owner Trustee, respectively.

          (18) Our opinion with respect to Personal Property consisting of "proceeds" as defined in CUCC Section 9306 is limited to the extent set forth in that section.

          (19) The effect of Section 9504 of the California Uniform Commercial Code, which provides procedural and substantive rules applicable in some circumstances with respect to foreclosure on personal property security. Failure to comply with those rules may result in a loss of the right to a deficiency judgment.

E.   Analysis Concerning California Usury Law.

     You have asked us to consider the application of the California usury law to the obligations of FTCS under the Lease should the Lease be characterized as a loan transaction between FSB, in its capacity as the Owner Trustee, as the lender, and FTCS, as the borrower. If the Lease were to be so characterized, we assume for purposes of our analysis herein that the obligations of FTCS to make payments of "Basic Rent" thereunder would be treated as equivalent to the payment of interest for purposes of the California usury law, and that the obligations of FTCS to make payments of any portion of the Termination Value which is attributable to the principal balance of the Notes or the Certificates or to make payments of the Maximum Amount or the Maximum Residual Guarantee Amount would be treated as equivalent to the payment of principal. If the Lease is so characterized, we are not aware of any basis upon which FSB, in such capacity, may claim an exemption from the California usury law as an exempt lender.

     Section 1 of Article XV of the California Constitution prescribes a maximum rate of interest on any loan or forbearance for commercial purposes as the greater of (a) 10% per annum or (b) 5% per annum "plus the rate prevailing on the 25th day of the month preceding the earlier of (i) the date of execution of the contract to make the loan or forbearance, or (ii) the date of making the loan or forbearance established by the Federal Reserve Bank of San Francisco on advances to member banks under Sections 13 and 13a of the Federal Reserve Act. .
 . ." The maximum rate of interest allowed by the usury law is a simple rather than a compound rate.

     The Federal Reserve Bank rate referred to in clause (b) of that provision is the Federal Reserve discount rate, which, as of September 25, 1999, was 4.75%, so that the maximum non-usurious rate at that time was 10%.

     The usury law prohibits the receipt of "interest" in excess of the statutory ceiling. For purposes of the usury law, "interest" includes not only a payment designated as interest but other charges (e.g., fees, bonuses, commissions, discounts) and consideration received by the lender or its agents deemed to constitute compensation to the lender for the use or forbearance of money. Cal. Const. Article XV, Section 1. These fees, bonuses, commissions, or other compensations are added to the charges designated as interest, and are, in addition, subtracted from the balance of the loan considered to be advanced to the borrower for purposes of the calculation of interest under the usury law if they are funded from the loan proceeds . See, e.g., Otis v. I. Eisner Co., 7 Cal. App. 2d 496, 499-500, 46 P.2d 235, 236 (1935). The total of the charges designated as interest is then calculated against the balance of the loan principal considered to be outstanding for usury law purposes, based on the full term of the loan, to determine if the loan is usurious. Hoffman v. Key Fed. Sav. & Loan Ass'n, 286 Md. 28, 416 A.2d 1265 (1979). However, reasonable charges for specific services or expenses that are incidental to making a loan have not been treated as "interest." See, e.g., Klett v. Security Acceptance Co., 38 C.2d 770
(1952).

     To determine if interest exceeds the maximum rate, interest is generally calculated for the full term of the loan between the date of execution and stated maturity. See e.g., French v. Morgan Guarantee Co., 16 C.2d 26 (1940). However for variable rate loans, a different rule applies, as more fully explained below. If the Lease is characterized as a loan transaction between FSB, in its capacity as the Owner Trustee, as the lender, and FTCS, as the borrower, we would note that the Lease provides that the "Basic Rent" payable thereunder is to be calculated based upon a formula which includes a number of variable features. These variable features include a base rate, which is determined during a specific Interest Period which can consist of a period of 1, 2, 3 or 6 months, by reference to the Eurodollar Rate applicable to that Interest Period and a spread, which is determined in accordance with the definition of the term Applicable Percentage, and which varies depending on the credit rating of FRK from a low of 45.0 basis points (i.e., 0.45%) to a high of one hundred basis points (i.e., 1.00%) with respect to the portion of Basic Rent allocable to the Loans, and from a low of 120.0 basis points (i.e., 1.20%) to a high of 175.0 basis points (i.e., 1.75%) with respect to the portion of Basic Rent allocable to the Holder Advances. During periods when the Eurodollar Rate is not applicable, the "Basic Rent" is calculated by reference to the ABR (a rate for any day equal to the greater of (i) the Prime Lending Rate, or (ii) the Federal Funds Effective Rate plus one-half of one percent (0.50%)), plus, with respect to that portion of Basic Rent allocable to Holder Advances, a spread of 75 basis points (i.e., 0.75%). We understand and assume that the initial Applicable Percentage to be added to the Eurodollar Rate will be 50.0 basis points (i.e., 0.50%) with respect to the portion of Basic Rent allocable to Loans and 125.0 basis points (i.e., 1.25%) with respect to the portion of Basic Rent allocable to Holder Advances.

     The calculation of Basic Rent under the Lease is based upon the sum of the base rate plus the spread accruing with respect to the Loans (representing 97% of the sums outstanding) plus the base rate plus the spread accruing with respect to the Holder Advances (representing 3% of the sums outstanding). We assume for purposes of our opinion that, if the Lease is characterized as a loan transaction between FSB, in its capacity as the Owner Trustee, as the lender, and FTCS, as the borrower, that loan will be treated as a single indivisible loan (rather than as two (2) separate loans, one equivalent to the Loans made by the Lenders and the other equivalent to the Holder Advances made by the Holders) in the maximum amount of $170,000,000.

     We assume that the calculation of interest and Basic Rent provided for in the Operative Agreements with respect to the initial advance under the Participation Agreement will be based on the six month Eurodollar Rate, and we further assume that, as of October 13, 1999 the Initial Closing Date, the six month Eurodollar Rate was 6.08250%.

     Based on the foregoing six month Eurodollar Rate, the Applicable Percentages provided for in the Operative Agreements and the assumptions provided for above, we further assume for purposes of our opinion that the maximum stated interest rate (exclusive of fees, bonuses, commissions, discounts and other consideration to the lender) that would be charged for the initial period of the deemed loan from the Owner Trustee to FTCS would be 6.605%, which represents a rate equal to the sum of {97% x [0.50% (the assumed initial Applicable Percentage for Loans) plus 6.08250% (the assumed six month Eurodollar Rate applicable to the initial advance)]} plus {3% x [1.25% (the assumed initial Applicable Percentage for Holder Advances) plus 6.08250% (the assumed six month Eurodollar Rate applicable to the initial advance)]}.

     We also assume for purposes of our opinion that an advance in the amount of $10,000,000 will be made on the Initial Closing Date, and that such advance will bear interest at the stated interest rate referred to hereinabove (6.605%) during an initial interest rate period of 180 days. We further assume that not more than $900,000 of that advance will be used to pay fees, bonuses, commissions, discounts and other consideration payable by FTCS to or for the benefit of FSB as the Owner Trustee (including trustee fees) or to or for the benefit of the Lenders and Holders or their affiliates which, for purposes of our opinion, we assume will not be considered as validly paid for specific services rendered, and that the remaining $9,100,000 of that advance will be used by FTCS to pay costs relating to the construction of the Permitted Facility or for other permissible purposes other than interest, fees, bonuses, commissions, discounts or other consideration to or for the benefit of FSB, the Lenders, the Holders or their affiliates considered to be interest for purposes of the usury law.

     Since fees, bonuses, commissions, discounts and other consideration payable by FTCS to or for the benefit of FSB as the Owner Trustee (including trustee fees) or to or for the benefit of the Lenders and Holders or their affiliates which, for purposes of our opinion, we assume will not be considered as validly paid for specific services rendered, will be deducted from the initial advance of the loan, cases applying the California usury laws require that the usury calculation be undertaken by subtracting such fees, bonuses, commissions, discounts and other consideration from the outstanding balance of the loan, and then determining whether the interest paid by the borrower (inclusive of an interest equivalency factor with respect to such fees, bonuses, commissions, discounts and other consideration, measured over the entire term of the loan and based upon the maximum "net" amount available to be drawn) on the "net" principal balance outstanding exceeds the applicable usury limit. See, e.g., Lewis v. Pacific States Savings and Loan Co., 1 Cal. 2d 691 (1934), Brown v. Cardoza, 67 Cal. App. 2d 187 (1944).

     Accordingly, we also assume for purposes of our opinion that if the sum total of all fees, bonuses, commissions, discounts and other consideration payable by FTCS to or for the benefit of FSB as the Owner Trustee (including trustee fees) or to or for the benefit of the Lenders and Holders or their affiliates over the entire term of the loan (including, without limitation, structuring fees, upfront fees, unused fees) and not considered as validly paid for specific services rendered were to be calculated as a percentage rate over the entire term of the loan based upon the maximum "net" amount available to be drawn were $1,650,000, such calculation would produce the equivalent of a simple interest rate not in excess of 0.25% per annum of the maximum "net" amount available to be drawn of $168,350,000 over the 5-year maximum term. Thus, based on the foregoing assumption, we assume that the maximum "all-in" interest rate for the initial interest rate period of the deemed loan will not exceed 6.855% per annum (the stated rate of 6.605% plus the interest equivalency factor of 0.25% attributable to fees, etc. considered to be interest).

     In this case, based on the assumptions set forth above, the "net" balance outstanding during the initial interest rate period of the loan will be
$9,100,000  ($10,000,000  minus  $900,000).  We further  assume that,  since the assumed initial interest rate period is 180 days and the maximum non-usurious rate is 10%, the maximum interest which could be charged on such "net" balance during that assumed initial interest rate period is $448,767.12 ($9,100,000 x 10% x 180/365). Since, under the assumptions set forth above, the full initial outstanding balance bearing interest at the rate provided for in the Operative Agreements is $10,000,000, the assumed initial interest rate period is 180 days and the "all-in" interest rate which the loan bears under the Operative Agreements is 6.855% during the assumed initial interest rate period, we further assume that the actual interest which will accrue on the full outstanding balance of the loan during that initial interest rate period is $338,054.79 ($10,000,000 x 6.855% x 180/365). This amount is less than the maximum permissible amount of $448,767.12 referred to above. We note that California case law has determined that the calculation of the effective interest rate of interest on a loan is a question of fact, as to which expert testimony is admissible. See White v. Sweeney, 138 Cal. App. 2d 199 (1955).

     California law is settled that, in the case of variable rate loans, the interest for each interest period is separately calculated. Hence, the general rule would require that the rate for each interest rate period must come within the maximum, and the fact that the total interest paid for the full term does not exceed the maximum would not be a defense where the interest paid for any interest rate period is usurious. See Arneill Ranch v. Petit, 64 C.A.3d 277
(1976), and McConnell v. Merrill Lynch, 21 C.3d 365 (1978). In the Arneill Ranch and McConnell cases, the California Court of Appeal and the California Supreme Court reviewed financing arrangements involving variable rate loans. In the Arneill Ranch case, the interest rate charged by a non-exempt lender was the greater of 7% or 2% over a bank's prime rate. In the McConnell case, involving a customer's margin account with a broker, the rate was based on the federal call money rate which during certain periods exceeded 10%. In these cases, the courts determined that a variable interest rate loan does not violate the California usury law if the parties act in good faith and without intent to avoid the usury laws, even if the interest rate exceeds the legal rate during certain periods. While no precise guidelines have been provided by California courts for resolving when parties are acting in good faith and with the requisite intent for these purposes, the lack of good faith or an intent to avoid the usury laws might be inferred if the interest rate could change based on a contingency under the control of the lender or if the initial interest rate on the loan exceeds the maximum non-usurious rate. These cases make clear that whether the parties act in good faith and without intent to avoid the usury laws is a factual matter. Thus we assume for purposes of our opinion that, if the Lease transaction is characterized as a loan transaction entered into between FSB, in its capacity as the Owner Trustee, as the lender, and FTCS, as the borrower, then such parties in entering into such lending transaction, and agreeing upon the manner in which the interest is to be charged for purposes thereof, acted in good faith and without intent to avoid the usury laws.

     The Arneill Ranch and McConnell cases were decided prior to the amendment of the California usury law in 1979. That amendment changed the usury ceiling provided for in the California Constitution from 10% per annum to the present ceiling, (i.e., the greater of 10% per annum or a rate based on the Federal Reserve Bank discount rate on a given date in the month prior to the time of the loan). If strictly construed, that amendment could be viewed as overruling Arneill Ranch and McConnell and fixing a maximum rate by reference to the time of the loan and making a variable interest rate provision usurious to the extent that the rate subsequently exceeds that limit. There has been no reported decision on that issue under that amendment. Thus, there exists a risk that a variable rate provision will be held usurious during any interest period during which the rate exceeds 10% per annum if the Arneill Ranch and McConnell good faith standard is rejected in light of the enactment of that amendment. In light of the foregoing, and in the absence of any judicial authority concerning whether the exception for variable rate loans based on the standards requiring good faith and the lack of requisite intent provided for in the Arneill Ranch and McConnell cases continues to apply following the amendment of the California Constitution in 1979, we assume for purposes of our opinion set forth in paragraph F.2(b) below that such exception continues to so apply.

     Our opinion is based on the further assumption that all fees, costs and expenses paid by or on behalf of FTCS in connection with the Loan (other than those which have been taken into account in the "all-in" interest rate assumption set forth above) represent reasonable charges for services actually rendered in connection with the Loan; that no interest will be prepaid; and that all interest will be determined on simple, annual interest basis and calculated on the amounts disbursed and outstanding under the Loan. We do not take into account for purposes of this opinion the compounding effect that may result from the capitalization of Basic Rent, interest, Holder Yield, fees, bonuses, commissions, discount and other consideration during the Construction Period, and assume that any incremental interest resulting from such compounding will not cause the interest rate to exceed the maximum non-usurious rate.

F.   Opinions.

     Based upon and subject to the foregoing, we are of the opinion that:

     1. The FTCS Documents and the Guaranty are valid and binding obligations of FTCS and FRK, respectively, enforceable in accordance with their respective terms.

     2. (a) Assuming the transactions reflected in the Operative Agreements are characterized as (i) a loan directly from the Lenders and Holders to FTCS, or
(ii) a loan directly from the Lenders and Holders to the Owner Trustee, the obligations of FTCS under the FTCS Documents and the Owner Trustee under the Owner Trustee Documents are not in violation of the laws of the State of California concerning usury.

        (b) Assuming the transactions reflected in the Operative Documents are characterized as a loan from the Owner Trustee to FTCS, and subject to all of the qualifications and assumptions set forth in paragraph E above and based on the analysis set forth therein, the California Supreme Court should hold that the obligations of FTCS under the FTCS Documents are not in violation of the laws of the State of California concerning usury.

     3. The execution and delivery by FTCS and FRK of the Operative Agreements to which FTCS or FRK is a party and the performance by FTCS and FRK of their respective obligations thereunder, do not violate any applicable provision of any statute, rule or regulation of the State of California (exclusive of local statutes, ordinances, rules or regulations, as to which we render no opinion, and exclusive of the California usury law, as to which paragraph F.2 above exclusively applies) or any federal statute, rule or regulation.

     4. The Owner Trustee Documents constitute valid and binding obligations of FSB and are enforceable against FSB individually or as the Owner Trustee, as the case may be, in accordance with the terms thereof.

     5. The execution and delivery by FSB, individually or as the Owner Trustee, as the case may be, of the Owner Trustee Documents and performance by FSB, individually or as the Owner Trustee, of its obligations thereunder do not violate any applicable provision of any statute, rule or regulation of the State of California (exclusive of local statutes, ordinances, rules or regulations, as to which we render no opinion, exclusive of the California usury law, as to which paragraph F.2 above exclusively applies and except for the possible violation by FSB of Section 1503 of the California Financial Code, relating to the conduct of a trust business in California, which violation does not invalidate the Operative Agreements entered into by FSB or the interests it has been granted or liens it has granted pursuant to the Operative Agreements, and so long as a Co-Trustee, duly qualified to conduct a trust business in the State of California, is appointed and granted the Owner Trustee's rights under the Operative Agreements, those rights may be enforced against FTCS and FRK by such Co-Trustee, provided that any applicable penalties set forth in Section 3395 of the Financial Code have been paid and provided that both the Owner Trustee and such Co-Trustee conform to California law applicable to qualification to do business (including, without limitation, obligations to pay accrued franchise taxes and other taxes on business and property in California).

     6. The Memorandum of Ground Lease is in appropriate form for filing and recording in the Official Records of San Mateo County, California, and upon the filing and recordation thereof in the Official Records of San Mateo County, California, will have been filed and recorded in all public offices in the State of California in which filing or recording is necessary to provide constructive notice of the Ground Lease. The Memorandum of Lease is in appropriate form for filing and recording in the Official Records of San Mateo County, California, and upon the filing and recordation thereof in the Official Records of San Mateo County, California, will have been filed and recorded in all public offices in the State of California in which filing or recording is necessary to provide constructive notice of the Lease.

     7. Each Deed of Trust is in an appropriate form (i) for recordation as an encumbrance on the Real Property (or the Leasehold Interest, in the case of the Owner Trustee Deed of Trust) in California and (ii) to create a lien on the real property interest owned by the trustor thereunder.

     8. Each of the UCC Financing Statements is in appropriate form for filing as a financing statement with the California Secretary of State pursuant to the CUCC.

     9. Recording of the Deeds of Trust in the Official Records of San Mateo County, California, is effective as a fixture filing under the CUCC. Such recording is the only recording or filing necessary to give constructive notice to third Persons of the lien of the Deed of Trust on the Real Property and, except for the filings referred to below, of the security interest in any fixtures described in the Deeds of Trust. The Deeds of Trust, Lease and Security Agreement create a valid security interest in that portion of the Collateral as to which a security interest may be created under Article 9 of the CUCC and in which a security interest has been granted in such document. Filing of both UCC Financing Statements with the California Secretary of State and recording the Fixture Filings in the Official Records of San Mateo County, California, are the only filings or recordings necessary to perfect the security interests created by the Deeds of Trust, Lease and the Security Agreement, in FTCS's and the Owner Trustee's rights in that part of the Personal Property (i) constituting fixtures and (ii) constituting other than fixtures in which a security interest may be perfected by the filing of a financing statement or fixture filing with the California Secretary of State or other governmental authorities in California. In this connection, we advise you that (x) the office where a deed of trust on the real estate would be recorded is the proper place to file a financing statement to perfect a security interest in "crops," or certain "timber," "minerals or the like (including oil and gas)," or "accounts resulting from [their] sale" (as those terms are used in Sections 9103 and 9401 of the CUCC), and (y) action other than the filing of a financing statement or fixture filing is necessary to perfect a security interest in certain Personal Property (e.g., deposit accounts insurance, motor vehicles).

     10. Except for a Notice of Intent to Preserve Security Interest pursuant to California Civil Code Sections 880.310, et seq., no re-recording in California real property records is necessary with respect to the Deeds of Trust. Continuation statements complying with the CUCC must be filed with the Office of the Secretary of State of the State of California not more than six months prior to the expiration of the five-year period dating from the date of filing of the Financing Statements and Fixture Filings, and not more than six months prior to the expiration of each subsequent five-year period after the original filing, in order to continue the perfection of the security interest in the Personal Property. We also advise you that additional action may be necessary to continue such perfection (i) if FSB, the Owner Trustee or FTCS changes its name, identity or structure, or if there is a change in the jurisdiction in which its place of business (or, if it has more than one place of business, its chief executive office) or where the Personal Property is located, or (ii) with respect to Personal Property constituting "proceeds" under Section 9306 of the CUCC.

     11. Title to real property may be held in the name of a trustee under the laws of California.

     12. No registration with, consent or approval of, notice to, or other action by, any governmental entity is required on the part of any of FTCS or FRK for the execution and delivery by FTCS and FRK of the Operative Agreements to which FTCS or FRK is a party, the performance by FTCS and FRK of their respective obligations thereunder (except for the filings and recordings contemplated by the Operative Agreements) or, if required, such registration has been made, such consent or approval has been obtained, such notice has been given or such other appropriate action has been taken.

     13. The execution and delivery by FTCS and FRK of the Operative Agreements to which FTCS or FRK is a party and the performance by FTCS and FRK of their respective obligations thereunder do not and will not result in any breach of or constitute any default under, or result in the creation of any Lien (other than liens arising under the Operative Agreements) upon any property of FTCS or FRK under any existing agreement to which FTCS or FRK is a party or by which FTCS or FRK or any property of FTCS or FRK may be bound or affected and which is identified in the certificates which are attached hereto as Exhibit A and Exhibit B. We exclude from the foregoing opinion any potential violation of financial covenants set forth in Section 6.1 of the 5-Year Credit Agreement or
Section 6.1 of the 364-Day Credit Agreement referred to in such certificates. In addition, as to any such agreement which by its terms is or may be governed by the laws of a jurisdiction other than the State of California, we assume that such agreements will be enforced as written. The foregoing opinion is based solely on the knowledge that we have obtained from the certificate described above and our review of the agreements referred to therein.

     14. The forms of notary acknowledgments [which are attached to the Memorandum of Ground Lease, the Memorandum of Lease, the Owner Trustee Deed of Trust and the FTCS Deed of Trust--this assumes that the California forms remain attached] are in compliance, as to form and assuming such acknowledgments are properly executed and completed by a duly licensed notary within the State of California, with the requirements of California law governing the acknowledgment of documents executed within the State of California.

     We express no opinion as to matters governed by any laws other than the substantive laws of the State of California (without reference to its choice-of-law rules) and federal laws of the United States which are in effect on the date hereof.

     This opinion is solely for the benefit of the Persons listed on the Distribution List attached hereto as Schedule 1 and their respective permitted successors and assigns in connection with the consummation of the transactions under the Operative Agreements and may not be relied upon by, nor may copies be delivered to, any other Person or entity or for any other purpose without our prior written consent. Notwithstanding the foregoing grant of permission to a permitted successor or assignee to rely on this opinion, we express no opinion as to the enforceability of the Operative Agreements by any Person other than the Persons listed on the Distribution List attached hereto as Schedule 1.

                                Very truly yours,

                                   Schedule 1
                                Distribution List

Bank of America, N.A., as the Agent

First Security Bank, National Association, not individually, but solely as the Owner Trustee under the FRI Trust 1999-1

Bank of America, N.A., as a Lender and a Holder
The Chase Manhattan Bank, as a Lender
The Bank of New York, as a Lender and a Holder
Bank of Montreal, as a Lender and a Holder
Citicorp USA, Inc., as a Lender and a Holder
Royal Bank of Canada, as a Lender and a Holder
Banque Nationale de Paris, as a Lender and a Holder
First Union National Bank, as a Lender and a Holder
CSL Leasing, Inc, as a Holder

                                   Schedule 2
                               Lenders and Holders


--------------------------------------------------------------------------------
Name of Lender or Holder        Assumption as to its status for purposes of the
                                California usuary law
--------------------------------------------------------------------------------

Bank of America, N.A.           A national banking association described in
                                California Constitution Article XV and
                                California Civil Code Section 1916.1
--------------------------------------------------------------------------------

The Chase Manhattan Bank        A foreign (other state) bank described in
                                Section 3805 of the California Financial Code
--------------------------------------------------------------------------------

The Bank of New York            A foreign (other state) bank described in
                                Section 3805 of the California Financial Code
--------------------------------------------------------------------------------

Bank of Montreal                A foreign (other nation) bank described in
                                Section 1716 of the California Financial Code
                                that has assets equal to at least $100,000,000,
                                is licensed to maintain an office in California,
                                is licensed or otherwise authorized by another
                                state of the United States to maintain an agency
                                or branch office in that state or maintains a
                                federal agency or federal branch in any state of
                                the United States
--------------------------------------------------------------------------------

Citicorp USA, Inc.              A subsidiary of a bank holding company described
                                in Section 3707 of the California Financial
                                Code.
--------------------------------------------------------------------------------
Royal Bank of Canada            A foreign (other nation) bank described in
                                Section 1716 of the California Financial Code
                                that has assets equal to at least $100,000,000,
                                is licensed to maintain an office in California,
                                is licensed or otherwise authorized by another
                                state of the United States to maintain  an
                                agency or branch  office in that state or
                                maintains a federal agency or federal branch in
                                any state of the United States
--------------------------------------------------------------------------------
Banque Nationale de Paris       A foreign (other nation) bank described in
                                Section 1716 of the California Financial Code
                                that has assets equal to at least $100,000,000,
                                is licensed to maintain an office in California,
                                is licensed or otherwise authorized by another
                                state of the United States to maintain an agency
                                or branch office in that state or maintains a
                                federal agency or federal branch in any state of
                                the United States
--------------------------------------------------------------------------------

First Union National Bank       A national banking association described in
                                California Constitution Article XV and
                                California Civil Code Section 1916.1
--------------------------------------------------------------------------------

CSL Leasing, Inc.               A subsidiary of a bank holding company described
                                in Section 3707 of the California Financial
                                Code.
--------------------------------------------------------------------------------

                                    EXHIBIT A
                              OFFICER'S CERTIFICATE

                           (Franklin Resources, Inc.)


     The   undersigned   hereby   certifies   that  I  am  the  duly   appointed
____________________________ [insert title] of Franklin Resources, Inc. (the "Corporation"), and that, as such, I am authorized to execute this Certificate on behalf of the Corporation, and I further certify that the Corporation is not a party to any agreement which contains restrictions on the incurrence of indebtedness other than the agreements which are identified on Schedule 1 attached hereto.

     I am duly qualified for, am acting in, and on the date hereof, do hold the office of ___________________________ and the signature appearing below opposite my name is my authentic signature.
Name                Office                      Signature


---------           ------------------          ----------------------


     This Certificate is being delivered in connection with the delivery by Morrison & Foerster LLP of an opinion letter, dated October __, 1999, addressed to certain Persons including First Security Bank, National Association, and Bank of America, N.A., in connection with certain matters relating to the Participation Agreement, dated as of September 27, 1999, entered into among the Corporation, First Security Bank, National Association, and Bank of America, N.A. (among other parties) with the knowledge and understanding that Morrison & Foerster LLP will be relying upon the certifications set forth herein in rendering such opinion.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the __ day of October, 1999.

                                    ------------------------------------
                                                ------------
                                       ------------------------------

                                   Schedule 1
                       Agreements Restricting Indebtedness


     1. Amended, Extended and Restated Credit Agreement, dated as of May 16, 1997, by and among FRANKLIN RESOURCES, INC., a Delaware corporation, BANK OF AMERICA, N.A. (formerly known as BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association), and THE CHASE MANHATTAN BANK, a New York banking corporation, as co-agents for the Banks thereunder , and THE CHASE MANHATTAN BANK, as administrative agent for the Banks thereunder, and the other Banks party thereto, as amended by that certain First Amendment to the Amended, Extended and Restated Five Year Facility Credit Agreement, dated May 15, 1998, and as further amended by that certain Consent and Amendment, dated as of September 15, 1999 (the "5-Year Credit Agreement")

     2. 364 Day Facility Credit Agreement, dated as of June 14, 1999, by and among FRANKLIN RESOURCES, INC., a Delaware corporation, BANK OF AMERICA, N.A. (formerly known as BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association), THE BANK OF NEW YORK, a New York banking corporation, and THE CHASE MANHATTAN BANK, a New York banking corporation, as co-agents for the Banks thereunder, and THE CHASE MANHATTAN BANK, as administrative agent for the Banks thereunder, and the other banks thereto, as amended by that certain Consent and Amendment, dated as of September 15, 1999 (the "364-Day Credit Agreement")

                                    EXHIBIT B


                              OFFICER'S CERTIFICATE

                  (Franklin Templeton Corporate Services, Inc.)


     The undersigned hereby certifies that I am the duly appointed ____________________________ [insert title] of Franklin Templeton Corporate Services, Inc. (the "Corporation"), and that, as such, I am authorized to execute this Certificate on behalf of the Corporation, and I further certify that the Corporation is not a party to any agreement which contains restrictions on the incurrence of indebtedness other than the agreements which are identified on Schedule 1 attached hereto.

     I am duly qualified for, am acting in, and on the date hereof,  do hold the
office  of  ____________________________   and  the  signature  appearing  below
opposite my name is my authentic signature.


Name                Office                      Signature

---------           ------------------          ----------------------


     This Certificate is being delivered in connection with the delivery by Morrison & Foerster LLP of an opinion letter, dated October _, 1999, addressed to certain Persons including First Security Bank, National Association, and Bank of America, N.A., in connection with certain matters relating to the Participation Agreement, dated as of September 27, 1999, entered into among the Corporation, First Security Bank, National Association, and Bank of America, N.A. (among other parties) with the knowledge and understanding that Morrison & Foerster LLP will be relying upon the certifications set forth herein in rendering such opinion.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the __ day of October, 1999.

                                    ------------------------------------
                                                ------------
                                       ------------------------------

                                   Schedule 1
                       Agreements Restricting Indebtedness


     1. Amended, Extended and Restated Credit Agreement, dated as of May 16, 1997, by and among FRANKLIN RESOURCES, INC., a Delaware corporation, BANK OF AMERICA, N.A. (formerly known as BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association), and THE CHASE MANHATTAN BANK, a New York banking corporation, as co-agents for the Banks thereunder , and THE CHASE MANHATTAN BANK, as administrative agent for the Banks thereunder, and the other Banks party thereto, as amended by that certain First Amendment to the Amended, Extended and Restated Five Year Facility Credit Agreement, dated May 15, 1998, and as further amended by that certain Consent and Amendment, dated as of September 15, 1999 (the "5-Year Credit Agreement")

     2. 364 Day Facility Credit Agreement, dated as of June 14, 1999, by and among FRANKLIN RESOURCES, INC., a Delaware corporation, BANK OF AMERICA, N.A. (formerly known as BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association), THE BANK OF NEW YORK, a New York banking corporation, and THE CHASE MANHATTAN BANK, a New York banking corporation, as co-agents for the Banks thereunder, and THE CHASE MANHATTAN BANK, as administrative agent for the Banks thereunder, and the other banks thereto, as amended by that certain Consent and Amendment, dated as of September 15, 1999 (the "364-Day Credit Agreement")

                                    EXHIBIT I

                   FRANKLIN TEMPLETON CORPORATE SERVICES, INC.

                              OFFICER'S CERTIFICATE

            (Pursuant to Section 5.5 of the Participation Agreement)


     FRANKLIN TEMPLETON CORPORATE SERVICES, INC., a Delaware corporation (the "Company"), DOES HEREBY CERTIFY as follows:

1.   The address for the subject Property is____________________________________
     __________________________________________________________________________.

2. The Completion Date for the construction of Improvements at the Property occurred on ______________.

3.   The aggregate Property Cost for the Property was $___________.

4. Attached hereto as Schedule 1 is the breakdown, by major budgetary categories, of the Property Cost.

5. All representations and warranties of the Company in each Operative Agreement and in each certificate delivered pursuant thereto are true and correct as of the Completion Date.

Capitalized terms used in this Officer's Certificate and not otherwise defined have the respective meanings ascribed thereto in the Participation Agreement dated as of September 27, 1999 among the Company, as the Lessee and as the Construction Agent, Franklin Resources, Inc., as guarantor (the "Guarantor"), First Security Bank, National Association, as the Owner Trustee, the various banks and other lending institutions which are parties thereto from time to time, as holders (the "Holders"), the various banks and other lending institutions which are parties thereto from time to time, as lenders (the "Lenders"), and Bank of America, N.A., as the agent for the Lenders and respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests.




         [The remainder of this page has been intentionally left blank.]

IN WITNESS WHEREOF, the Company has caused this Officer's Certificate to be duly executed and delivered as of this ____ day of ______________, ______.


                                    FRANKLIN  TEMPLETON   CORPORATE  SERVICES,
                                    INC.


                                    By:
                                         -------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------

                                   Schedule I

                (Breakdown in Support of Asserted Property Cost)

                                    EXHIBIT J

                                   [Reserved]

                                    EXHIBIT K

                       Description of Material Litigation
           (Pursuant to Section 6.2(d) of the Participation Agreement)


No material litigation, other than is described in Guarantor's Annual Report on Form 10-K for the fiscal year ended September 30, 1998 and Form 10-Q's for the first three quarters of the fiscal year ending September 30, 1999.

                                    EXHIBIT L

    [States of Incorporation/Formation and Principal Place of Business of
                                  Guarantor]
         (Pursuant to Section 6.2(i) of the Participation Agreement)


                                     State of              State of Principal
      Guarantor               Incorporation/Formation      Place of Business
      ---------               -----------------------      -----------------

Franklin Resources, Inc.              Delaware                California

------------------------------------------------------------------------------

                                   Appendix A

                         Rules of Usage and Definitions

------------------------------------------------------------------------------


                                I. Rules of Usage


The following rules of usage shall apply to this Appendix A and the Operative Agreements (and each appendix, schedule, exhibit and annex to the foregoing) unless otherwise required by the context or unless otherwise defined therein:

     (a) Except as otherwise expressly provided, any definitions set forth herein or in any other document shall be equally applicable to the singular and plural forms of the terms defined.

     (b) Except as otherwise expressly provided, references in any document to articles, sections, paragraphs, clauses, annexes, appendices, schedules or exhibits are references to articles, sections, paragraphs, clauses, annexes, appendices, schedules or exhibits in or to such document.

     (c) The headings, subheadings and table of contents used in any document are solely for convenience of reference and shall not constitute a part of any such document nor shall they affect the meaning, construction or effect of any provision thereof.

     (d) References to any Person shall include such Person, its successors, permitted assigns and permitted transferees.

     (e) Except as otherwise expressly provided, reference to any agreement means such agreement as amended, modified, extended, supplemented, restated and/or replaced from time to time in accordance with the applicable provisions thereof.

     (f) Except as otherwise expressly provided, references to any law include any amendment or modification to such law and any rules or regulations issued thereunder or any law enacted in substitution or replacement therefor.

     (g) When used in any document, words such as "hereunder", "hereto", "hereof" and "herein" and other words of like import shall, unless the context clearly indicates to the contrary, refer to the whole of the applicable document and not to any particular article, section, subsection, paragraph or clause thereof.

     (h) References to "including" and references to "including without limitation" mean including without limiting the generality of any description preceding such term and for purposes hereof the rule of ejusdem generis shall not be applicable to limit a general statement, followed by or referable to an

                                   Appendix-1
enumeration of specific matters, to matters similar to those specifically mentioned.

     (i) References herein to "attorney's fees", "legal fees", "costs of counsel" or other such references shall be deemed to include the non-duplicative allocated cost of in-house counsel.

     (j) Each of the parties to the Operative Agreements and their counsel have reviewed and revised, or requested revisions to, the Operative Agreements, and the usual rule of construction that any ambiguities are to be resolved against the drafting party shall be inapplicable in the construction and interpretation of the Operative Agreements and any amendments or exhibits thereto.

     (k) Capitalized terms used in any Operative Agreements which are not defined in this Appendix A but are defined in another Operative Agreement shall have the meaning so ascribed to such term in the applicable Operative Agreement.

     (l) In the event of any conflict or inconsistency between the terms of the Participation Agreement and the terms of any other Operative Agreement the terms of the Participation Agreement shall govern and control.

                                 II. Definitions

     "ABR" shall mean, for any day, a rate per annum equal to the greater of (a) the Prime Lending Rate in effect on such day, and (b) the Federal Funds Effective Rate in effect on such day plus one-half of one percent (0.5%). For purposes hereof: "Prime Lending Rate" shall mean the rate which the Agent announces from time to time as its prime lending rate as in effect from time to time. The Prime Lending Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. Any Lender may make commercial loans or other loans at rates of interest at, above or below the Prime Lending Rate. The Prime Lending Rate shall change automatically and without notice from time to time as and when the prime lending rate of the Agent changes. "Federal Funds Effective Rate" shall mean, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members or the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three
(3) Federal funds brokers of recognized standing selected by it. Any change in the ABR due to a change in the Prime Lending Rate or the Federal Funds Effective Rate shall be effective as of the opening of business on the effective day of such change in the Prime Lending Rate or the Federal Funds Effective Rate, respectively.

     "ABR Holder Advance" shall mean a Holder Advance bearing a Holder Yield based on the ABR.

                                   Appendix-2

     "ABR Loans" shall mean Loans the rate of interest applicable to which is based upon the ABR.

     "Abandonment" shall mean, regarding any Construction Period Property, the cessation of construction and development of such Construction Period Property for a period of thirty (30) days or more for reasons other than a Force Majeure Event.

     "Acceleration" shall have the meaning given to such term in Section 6 of the Credit Agreement.

     "Accounts" shall have the meaning given to such term in Section 1 of the Security Agreement.

     "Acquisition  Advance" shall have the meaning given to such term in Section
5.3 of the Participation Agreement.

     "Acquisition Loan" shall mean any Loan made in connection with an Acquisition Advance.

     "Additional Properties" shall mean the Properties and the collective reference to the real and personal property owned, leased or operated by the Guarantor or any of its Subsidiaries.

     "Advance" shall mean a Construction Advance or an Acquisition Advance.

     "Advisers Act" shall have the meaning specified in Section 6.2(jj) of the Participation Agreement.

     "Affiliate" shall mean, with respect to any Person, any Person or group acting in concert in respect of the Person in question that, directly or indirectly, controls or is controlled by or is under common control with such Person.

     "After Tax Basis" shall mean, with respect to any payment to be received, the amount of such payment increased so that, after deduction of the amount of all Taxes required to be paid by the recipient calculated at the then maximum marginal rates generally applicable to Persons of the same type as the recipient with respect to the receipt by the recipient of such amounts (less any tax savings realized (calculated based on the same maximum marginal rates) as a result of the payment of the indemnified amount), such increased payment (as so reduced) is equal to the payment otherwise required to be made.

     "Agency Agreement" shall mean the Amended, Restated and Replacement Agency Agreement, dated on or about the Initial Closing Date between the Construction Agent and the Lessor.

                                   Appendix-3

     "Agency Agreement Event of Default" shall mean an "Agency Agreement Event of Default" as defined in Section 5.1 of the Agency Agreement.

     "Agent" shall mean Bank of America, N.A., as agent for the Lenders pursuant to the Credit Agreement, or any successor agent appointed in accordance with the terms of the Credit Agreement, and respecting the Security Documents, for the Lenders and the Holders, to the extent of their interests.

     "Applicable Percentage" shall mean for any day, for each Eurodollar Loan, Eurodollar Holder Advance, Lender Unused Fee or Holder Unused Fee, as applicable, the rate per annum set forth below opposite the Rating in effect on such day:

                   Applicable      Applicable      Applicable      Applicable
                 Percentage for  Percentage for  Percentage for  Percentage for
                   Eurodollar      Eurodollar        Lender          Holder
     Rating           Loans      Holder Advances   Unused Fees     Unused Fees
     ------           -----      ---------------   -----------     -----------

    Rating 1        45.0 bps        120.0 bps        8.0 bps        8.0 bps
    Rating 2        50.0 bps        125.0 bps        10.0 bps       10.0 bps
    Rating 3        62.5 bps        137.5 bps        12.5 bps       12.5 bps
    Rating 4        75.0 bps        150.0 bps        15.0 bps       15.0 bps
    Rating 5        100.0 bps       175.0 bps        20.0 bps       20.0 bps

     "Appraisal" shall mean, with respect to any Property, an appraisal to be delivered in connection with the Participation Agreement or in accordance with the terms of the Lease, in each case prepared by a reputable appraiser reasonably acceptable to the Agent, which in the judgment of counsel to the Agent complies with all of the provisions of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended, the rules and regulations adopted pursuant thereto, and all other applicable Legal Requirements.

     "Appraisal  Procedure"  shall have the  meaning  given such term in Section
22.4 of the Lease.

     "Approved State" shall mean California.

     "Appurtenant Rights" shall mean (a) all agreements, easements, rights of way or use, rights of ingress or egress, privileges, appurtenances, tenements, hereditaments and other rights and benefits at any time belonging or pertaining to the Land underlying the Improvements or the Improvements, including without limitation the use of any streets, ways, alleys, vaults or strips of land adjoining, abutting, adjacent or contiguous to the Land and (b) all permits, licenses and rights, whether or not of record, appurtenant to such Land or the Improvements.

     "Asset  Disposition"  shall  mean the sale,  sale  leaseback,  exchange  or similar disposition (including by means of a merger, consolidation or amalgamation) of any property, business or assets (other than marketable securities (including "margin stock" within the meaning of Regulation U), liquid

                                   Appendix-4
investments and other financial instruments) of the Guarantor or any of its Subsidiaries to any Person or Persons other than the Guarantor or any of its Subsidiaries.

     "Assignment and Acceptance" shall mean an Assignment and Acceptance in the form attached to the Credit Agreement as Exhibit B.

     "Available Commitment" shall mean, as to any Lender at any time, an amount equal to the excess, if any, of (a) the amount of such Lender's Commitment over
(b) the aggregate principal amount of all Loans by such Lender outstanding as of such date after giving effect to Section 5.2(d) of the Participation Agreement (but without giving effect to any other repayments or prepayments of any Loans hereunder).

     "Available Holder Commitments" shall mean an amount equal to the excess, if any, of (a) the aggregate amount of the Holder Commitments over (b) the aggregate amount of the Holder Advances made on or after the Initial Closing Date after giving effect to Section 5.2(d) of the Participation Agreement (but without giving effect to any other repayments or prepayments of any Holder Advances).

     "Bank of America" shall mean Bank of America, N.A.

     "Banking Subsidiary" shall mean at any time, Franklin Bank, Franklin Trust Company or any other Subsidiary of the Guarantor licensed to engage, and principally engaged, at such time in the banking or trust business or any Subsidiary of any such Subsidiary.

     "Bankruptcy Code" shall mean Title 11 of the U. S. Code entitled "Bankruptcy," as now or hereafter in effect or any successor thereto.

     "Basic Documents" shall mean the following: the Participation Agreement, the Agency Agreement, the Trust Agreement, the Certificates, the Credit Agreement, the Notes, the Lease, the Lease Supplements, the Mortgage Instruments, the Ground Leases and the Security Agreement.

     "Basic Rent" shall mean, the sum of (a) the Loan Basic Rent and (b) the Lessor Basic Rent, calculated as of the applicable date on which Basic Rent is due.

     "Basic Term" shall have the meaning specified in Section 2.2 of the Lease.

     "Basic Term Commencement  Date" shall have the meaning specified in Section
2.2 of the Lease.

     "Basic Term  Expiration  Date" shall have the meaning  specified in Section
2.2 of the Lease.

     "Benefitted Lender" shall have the meaning specified in Section 9.10(a) of the Credit Agreement.

                                   Appendix-5

     "Bill of Sale" shall mean a bill of sale regarding Equipment in form and substance satisfactory to the Agent.

     "Board" shall mean the Board of Governors of the Federal Reserve System of the United States (or any successor).

     "Borrower" shall mean the Owner Trustee, not in its individual capacity but as Borrower under the Credit Agreement.

     "Borrowing Date" shall mean any Business Day specified in a notice delivered pursuant to Section 2.3 of the Credit Agreement as a date on which the Lessor requests the Lenders to make Loans thereunder.

     "Bridge Documents" shall mean that certain (a) Trust Agreement dated as of July 1, 1999 between Bank of America National Trust and Savings Association and the Owner Trustee, (b) Ground Lease Agreement dated as of July 1, 1999 between the Lessee and the Owner Trustee, (c) Agency Agreement dated as of July 1, 1999 between the Lessee and the Owner Trustee and (d) Indemnification Agreement dated as of July 1, 1999 among the Owner Trustee, the Lessee, the Guarantor and Bank of America National Trust and Savings Association.

     "Budgeted Total Property Cost" shall mean, at any date of determination with respect to any Construction Period Property, an amount equal to the aggregate amount which the Construction Agent in good faith expects to be expended in order to achieve Completion with respect to such Property.

     "Business Day" shall mean a day other than a Saturday, Sunday or other day on which commercial banks in California, Texas, North Carolina, New York or any other states from which the Agent, any Lender or any Holder funds or engages in administrative activities with respect to the transactions under the Operative Agreements are authorized or required by law to close; provided, however, that when used in connection with a Eurodollar Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

     "Capital Stock" shall mean any nonredeemable capital stock of any Credit Party or any of its Subsidiaries, whether common or preferred.

     "Capitalization Ratio" shall mean at a particular date, the ratio of (a) Debt of the Guarantor and its Included Subsidiaries at such date to (b) the sum of (i) Debt of the Guarantor and its Included Subsidiaries at such date and (ii) the Consolidated Net Worth at such date.

     "Capitalized Lease" shall mean, as applied to any Person, any lease of property (whether real, personal, tangible, intangible or mixed of such Person) by such Person as the lessee which would be capitalized on a balance sheet of such Person prepared in accordance with GAAP.

                                   Appendix-6

     "Casualty" shall mean any damage or destruction of all or any portion of the Property as a result of a fire or other casualty.

     "CERCLA" shall mean the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C.ss.9601 et seq., as amended by the Superfund Amendments and Reauthorization Act of 1986.

     "Certificate" shall mean a Certificate in favor of each Holder regarding the Holder Commitment of such Holder issued pursuant to the terms and conditions of the Trust Agreement in favor of each Holder.

     "Chattel Paper" shall have the meaning given to such term in Section 1 of the Security Agreement.

      "Claims" shall mean any and all obligations, liabilities, losses, actions, suits, penalties, claims, demands, costs and expenses (including without limitation reasonable attorney's fees and expenses) of any nature whatsoever.

     "Closing Date" shall mean the Initial Closing Date and each Property Closing Date.

     "Co-Owner Trustee" shall have the meaning specified in Section 9.2 of the Trust Agreement.

     "Code" shall mean the Internal Revenue Code of 1986 together with rules and regulations promulgated thereunder, as amended from time to time, or any successor statute thereto.

     "Collateral" shall mean all assets of the Lessor, the Construction Agent and the Lessee, now owned or hereafter acquired, upon which a Lien is purported to be created by one or more of the Security Documents.

     "Commitment" shall mean, as to any Lender, the obligation of such Lender to initially fund (but not to continue, convert or renew any Loan once funded) the portion of the Loans to the Borrower in an aggregate principal amount at any time outstanding not to exceed the aggregate amount set forth opposite such Lender's name on Schedule 2.1 of the Credit Agreement, as such amount may be increased or reduced from time to time in accordance with the provisions of the Operative Agreements.

     "Commitment Percentage" shall mean, as to any Lender at any time, the percentage which such Lender's Commitment then constitutes of the aggregate Commitments (or, at any time after the Commitments shall have expired or terminated, the percentage which the aggregate principal amount of such Lender's Loans then outstanding constitutes of the aggregate principal amount of all of the Loans then outstanding), and such Commitment Percentage shall take into account both the Lender's Tranche A Commitment and the Lender's Tranche B Commitment.

                                   Appendix-7

     "Commitment Period" shall mean the period from and including the Initial Closing Date to and including the Construction Period Termination Date or such earlier date as the Commitments shall terminate as provided in the Credit Agreement or the Holder Commitment shall terminate as provided in the Trust Agreement.

     "Commonly Controlled Entity" shall mean an entity, whether or not incorporated, which is under common control with Franklin Resources, Inc. within the meaning of Section 4001 of ERISA or is part of a group which includes Franklin Resources, Inc. and which is treated as a single employer under Section 414 of the Code.

     "Company Obligations" shall mean the obligations of Franklin Templeton Corporate Services, Inc., a Delaware corporation, and its successors and permitted assigns, and Franklin Resources, Inc., a Delaware corporation, and its successors and permitted assigns, in any and all capacities under and with respect to the Operative Agreements and each Property.

     "Completion" shall mean, with respect to a Property, as certified by Lessee in a notice of completion given pursuant to Section 5.5 of the Participation Agreement, such time as the acquisition, installation, testing and final completion of the Improvements on such Property have been achieved in accordance with the Plans and Specifications, the Agency Agreement and/or the Lease, and in compliance with all Legal Requirements and Insurance Requirements, and a certificate of occupancy has been issued with respect to such Property by the appropriate governmental entity (except if non-compliance, individually or in the aggregate, shall not have and could not reasonably be expected to have a Material Adverse Effect and except that tenant improvements financed with Advances and punch list items that cannot be completed on or prior to the Completion Date using commercially reasonable efforts shall not be required to be complete for purpose of this definition). If the Lessor purchases a Property that includes existing Improvements that are to be immediately occupied by the Lessee without any improvements financed pursuant to the Operative Agreements, the date of Completion for such Property shall be the Property Closing Date.

     "Completion  Date" shall mean,  with respect to a Property,  the earlier of
(a) the date on which Completion for such Property has occurred or (b) the Construction Period Termination Date.

     "Condemnation" shall mean any taking or sale of the use, access, occupancy, easement rights or title to any Property or any part thereof, wholly or partially (temporarily or permanently), by or on account of any actual eminent domain proceeding or other taking of action by any Person having the power of eminent domain, including without limitation an action by a Governmental Authority to change the grade of, or widen the streets adjacent to, any Property or alter the pedestrian or vehicular traffic flow to any Property so as to result in a change in access to such Property, or by or on account of an eviction by paramount title or any transfer made in lieu of any such proceeding or action.

                                   Appendix-8

     "Consolidated Current Assets" shall mean at a particular date, all cash and marketable securities owned by the Guarantor and its Included Subsidiaries and all liquid investments of such Persons in the Funds as at such date.

     "Consolidated Current Liabilities" shall mean at a particular date, all amounts which would, in conformity with GAAP, be included under current liabilities on a consolidated balance sheet of the Guarantor and its Included Subsidiaries as at such date, excluding, however, the current maturities of the Loans (as such term is defined in the Lessee Credit Agreement).

     "Consolidated Interest Expense" shall mean for any period, the aggregate interest expense of the Guarantor and its Included Subsidiaries for such period, as determined in accordance with GAAP, including without limitation (a) all commissions, discounts and other fees and charges owed with respect to letters of credit allocable to or amortized over such period, (b) net costs under Interest Rate Agreements allocable to or amortized over such period and (c) the portion of any amount payable under Financing Leases that is, in accordance with GAAP, allocable to interest expense.

     "Consolidated Net Income" shall mean for any period, the consolidated net income (or deficit) of the Guarantor and its Included Subsidiaries for such period (taken as a cumulative whole), determined in accordance with GAAP, excluding, however:

          (a) any gains or losses from the sale or other disposition of assets (including any such sale or other disposition of marketable securities, liquid investments or other financial instruments but excluding any such sale of obsolete or worn-out assets in the ordinary course of business consistent with past practice) and any other non-cash extraordinary or non-recurring gains or losses; and

          (b) the equity interest of the Guarantor and its Included Subsidiaries in the net income (or deficit) of any Joint Venture except to the extent of the actual receipt or payment by the Guarantor and its Subsidiaries thereof or therefor.

     "Consolidated Net Worth" shall mean at a particular date, all amounts which would be included, under stockholders' equity, on a consolidated balance sheet of the Guarantor and its Included Subsidiaries determined on a consolidated basis in accordance with GAAP as at such date.

     "Consolidated Subsidiary" shall mean, as to any Person, any Subsidiary of such Person which under the rules of GAAP consistently applied should have its financial results consolidated with those of such Person for purposes of financial accounting statements.

     "Consolidated Working Capital" shall mean at a particular date, the excess, if any, of Consolidated Current Assets over Consolidated Current Liabilities at such date.

     "Construction Advance" shall mean an advance of funds to pay Property Costs pursuant to Section 5.4 of the Participation Agreement.


                                   Appendix-9

     "Construction Agent" shall mean Franklin Templeton Corporate Services, Inc., a Delaware corporation, as the construction agent under the Agency Agreement.

     "Construction  Agent  Options" shall have the meaning given to such term in
Section 2.1 of the Agency Agreement.

     "Construction Budget" shall mean the cost of acquisition, installation, testing, constructing and developing any Property (including all costs referenced in Section 5.1 and all capitalized interest on the Loans and Holder Yield and including line items for tenant improvements and contingency deemed appropriate by the Construction Agent) as determined by the Construction Agent in its reasonable, good faith judgment and the document evidencing the foregoing.

     "Construction Commencement Date" shall mean, with respect to Improvements, the date on which construction of such Improvements commences pursuant to the Agency Agreement.

     "Construction Contract" shall mean any contract entered into between the Construction Agent or the Lessee with a Contractor for the construction of Improvements or any portion thereof on the Property.

     "Construction Loan" shall mean any Loan made in connection with a Construction Advance.

     "Construction Loan Property Cost" shall mean with respect to each Construction Period Property at the date of determination, an amount equal to
(a) the aggregate principal amount of Construction Loans made on or prior to such date with respect to the Property minus (b) the aggregate principal amount of prepayments or repayments of the Loans allocated to reduce the Construction Loan Property Cost of such Property pursuant to Section 2.6(c) of the Credit Agreement or any other applicable provision of the Operative Agreements.

     "Construction Period" shall mean, with respect to a Property, the period commencing on the Construction Commencement Date for such Property and ending on the Completion Date for such Property.

     "Construction Period Property" means, at any date of determination, any Property as to which the Rent Commencement Date has not occurred on or prior to such date.

     "Construction Period Termination Date" shall mean (a) the earlier of (i) the date that the Commitments have been terminated in their entirety in accordance with the terms of Section 2.5(a) of the Credit Agreement, or (ii) the second anniversary of the Initial Closing Date or (b) such later date as may be agreed to by the Majority Secured Parties.

     "Contractor" shall mean each entity with whom the Construction Agent or the Lessee contracts to construct any Improvements or any portion thereof on the Property.

                                   Appendix-10

     "Contractual Obligation" shall mean as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

     "Controlled Group" shall mean all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with any Credit Party, are treated as a single employer under Section 414 of the Code.

     "Credit Agreement" shall mean the Credit Agreement, dated on or about the Initial Closing Date, among the Lessor, the Agent and the Lenders.

     "Credit Agreement Default" shall mean any event or condition which, with the lapse of time or the giving of notice, or both, would constitute a Credit Agreement Event of Default.

     "Credit Agreement Event of Default" shall mean any event or condition defined as an "Event of Default" in Section 6 of the Credit Agreement.

     "Credit Documents" shall mean the Participation Agreement, the Agency Agreement, the Credit Agreement, the Notes and the Security Documents.

     "Credit Parties" shall mean the Construction Agent, the Lessee and the Guarantor.

     "Debt" shall mean of any Person at any date, without duplication, (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices) or which is evidenced by a note, bond, debenture or similar instrument, (b) all obligations of such Person under Financing Leases, (c) all obligations of such Person in respect of acceptances issued or created for the account of such Person, (d) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof, (e) all obligations of such Person, whether absolute or contingent, in respect of letters of credit opened for the account of such Person (other than any such letters of credit opened for the purpose of facilitating the purchase of goods and services in the ordinary course of business and having a term of not more than 360 days), and (f) all Guarantee Obligations of such Person in respect of any indebtedness, obligations or liabilities of any other Person of the type referred to in clauses (a) through
(e) of this definition.

     "Deed" shall mean a warranty deed regarding the Land and/or Improvements in form and substance satisfactory to the Agent.

     "Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

                                   Appendix-11

     "Defaulting  Holder"  shall have the meaning  given to such term in Section
12.4 of the Participation Agreement.

     "Defaulting  Lender"  shall have the meaning  given to such term in Section
12.4 of the Participation Agreement.

     "Deficiency Balance" shall have the meaning given in Section 22.1(b) of the Lease Agreement.

     "Development Contracts" shall mean the documents described in Schedule 2 to the Participation Agreement, as such documents may be modified from time to time pursuant to the Agency Agreement, and any applications, permits, contracts or documents concerning the use, development or construction of Improvements that the Construction Agent or the Lessor (at the request of the Construction Agent) may hereafter execute pursuant to the Agency Agreement.

     "Documents" shall have the meaning given to such term in Section 1 of the Security Agreement.

     "Dollars" and "$" shall mean dollars in lawful currency of the United States of America.

     "Election Notice" shall have the meaning given to such term in Section 20.1 of the Lease.

     "Eligible Assignee" shall mean (i) a Lender or a Holder, as the case may be; (ii) an Affiliate of a Lender or a Holder, as the case may be; and (iii) any other banks or financial institutions approved by the Agent and, unless a Default or an Event of Default has occurred and is continuing at the time any assignment is effected in accordance with the Operative Agreements, the Lessee or the Construction Agent, such approval not to be unreasonably withheld or delayed by the Lessee or the Construction Agent; provided, however, that neither the Lessee or the Construction Agent nor an Affiliate of the Lessee or the Construction Agent shall qualify as an Eligible Assignee.

     "Employee Benefit Plan" shall mean an employee benefit plan (within the meaning of Section 3(3) of ERISA, including without limitation any Multiemployer
Plan), or any "plan" as defined in Section 4975(e)(1) of the Code and as interpreted by the Internal Revenue Service and the Department of Labor in rules, regulations, releases or bulletins in effect on any Closing Date.

     "Engagement  Letter"  shall have the meaning  given to such term in Section
7.2 of the Participation Agreement.

     "Environmental Claims" shall mean any investigation, notice, violation, demand, allegation, action, suit, injunction, judgment, order, consent decree, penalty, fine, lien, proceeding, or claim (whether administrative, judicial, or private in nature) arising (a) pursuant to, or in connection with, an actual or alleged violation of, any Environmental Law, (b) in connection with any Hazardous Substance, (c) from any abatement, removal, remedial, corrective, or other response action in connection with a Hazardous Substance, Environmental

                                   Appendix-12

Law,  or other  order of a Tribunal  or (d) from any  actual or alleged  damage,
injury,  threat,  or  harm  to  health,   safety,  natural  resources,   or  the
environment.

     "Environmental Laws" shall mean any Law, permit, consent, approval, license, award, or other authorization or requirement of any Tribunal relating to emissions, discharges, releases, threatened releases of any Hazardous Substance into ambient air, surface water, ground water, publicly owned treatment works, septic system, or land, or otherwise relating to the handling, storage, treatment, generation, use, or disposal of Hazardous Substances, pollution or to the protection of health or the environment, including without limitation CERCLA, the Resource Conservation and Recovery Act, 42 U.S.C. ss. 6901, et seq., and state statutes analogous thereto.

     "Environmental Violation" shall mean any activity, occurrence or condition that violates or threatens (if the threat requires remediation under any Environmental Law and is not remediated during any grace period allowed under such Environmental Law) to violate or results in or threatens (if the threat requires remediation under any Environmental Law and is not remediated during any grace period allowed under such Environmental Law) to result in noncompliance with any Environmental Law.

     "Equipment" shall mean equipment, apparatus, furnishings, fittings and personal property of every kind and nature whatsoever purchased, leased or otherwise acquired using the proceeds of the Loans or the Holder Advances by the Construction Agent, the Lessee or the Lessor and all improvements and modifications thereto and replacements thereof, whether or not now owned or hereafter acquired or now or subsequently attached to, contained in or used or usable in any way in connection with any operation of any Improvements, including but without limiting the generality of the foregoing, all equipment described in the Appraisal purchased, leased or otherwise acquired using the proceeds of the Loans or the Holder Advances by the Construction Agent, the Lessee or the Lessor including without limitation all heating, electrical, and mechanical equipment, lighting, switchboards, plumbing, ventilation, air conditioning and air-cooling apparatus, refrigerating, and incinerating equipment, escalators, elevators, loading and unloading equipment and systems, cleaning systems (including without limitation window cleaning apparatus), telephones, communication systems (including without limitation satellite dishes and antennae), televisions, computers, sprinkler systems and other fire prevention and extinguishing apparatus and materials, security systems, motors, engines, machinery, pipes, pumps, tanks, conduits, appliances, fittings and fixtures of every kind and description purchased, leased or otherwise acquired using the proceeds of the Loans or the Holder Advances by the Construction Agent, the Lessee or the Lessor.

     "Equipment Schedule" shall mean (a) each Equipment Schedule attached to the
applicable   Requisition  and  (b)  each  Equipment  Schedule  attached  to  the applicable Lease Supplement.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

                                   Appendix-13

     "ERISA Affiliate" shall mean each entity required to be aggregated with any Credit Party pursuant to the requirements of Section 414(b) or (c) of the Code.

     "Eurocurrency Reserve Requirements" shall mean for any day as applied to a Eurodollar Loan, the aggregate (without duplication) of the maximum rates
(expressed  as a  decimal)  of  reserve  requirements  in  effect  on  such  day
(including without limitation basic, supplemental, marginal and emergency reserves under any regulations of the Board or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed on eurocurrency funding (currently referred to as "Eurocurrency liabilities" in Regulation D) maintained by a member bank of the Federal Reserve System.

     "Eurodollar Holder Advance" shall mean a Holder Advance bearing a Holder Yield based on the Eurodollar Rate.

     "Eurodollar Loans" shall mean Loans the rate of interest applicable to which is based upon the Eurodollar Rate.

     "Eurodollar Rate" means, for any Eurodollar Loan or Eurodollar Holder Advance comprising part of the same borrowing or advance (including without limitation conversions, extensions and renewals), for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the term "Eurodollar Rate" shall mean, for any Eurodollar Loan or Eurodollar Holder Advance for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates (rounded upwards, if necessary, to the nearest 1/100 of 1%). As used herein, "Reuters Screen LIBO Page" means the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks) ("RMMRS"). In the event the RMMRS is not then quoting such offered rates, "Eurodollar Rate" shall mean for the Interest Period for each Eurodollar Loan or Eurodollar Holder Advance comprising part of the same borrowing or advance (including without limitation conversions, extensions and renewals), the average (rounded upward to the nearest one sixteenth (1/16) of one percent (1%)) per annum rate of interest determined by the Agent (each such determination to be conclusive and binding) as of two (2) Business Days prior to the first day of such Interest Period, as the effective rate at which deposits in immediately available funds in Dollars are being, have been, or would be offered or quoted by the Agent to major banks in the applicable interbank market for Eurodollar deposits at any time during the Business Day which is the second Business Day immediately preceding the first day of such Interest Period, for a term comparable to such Interest Period and in the amount of the requested Eurodollar Loan and/or Eurodollar Holder Advance. If no such offers or quotes are generally available for such amount, then such rate shall be determined in

                                   Appendix-14
accordance with Section 2.9(c) of the Credit Agreement and Section 3.7(c) of the Trust Agreement.

     "Event of Default" shall mean a Lease Event of Default, an Agency Agreement Event of Default or a Credit Agreement Event of Default.

     "Excepted Payments" shall mean:

          (a) all indemnity payments (including without limitation indemnity payments made pursuant to Section 11 of the Participation Agreement) to which the Owner Trustee, any Holder or any of their respective Affiliates, agents, officers, directors or employees is entitled;

          (b) any amounts (other than Basic Rent or Termination Value) payable under any Operative Agreement to reimburse the Owner Trustee, any Holder or any of their respective Affiliates (including without limitation the reasonable expenses of the Owner Trustee, the Trust Company and the Holders incurred in connection with any such payment) for performing or complying with any of the obligations of any Credit Party under and as permitted by any Operative Agreement;

          (c) any amount payable to a Holder by any transferee of such interest of a Holder as the purchase price of such Holder's interest in the Trust Estate (or a portion thereof);

          (d) any insurance proceeds under policies maintained by the Owner Trustee or any Holder;

          (e) Transaction Expenses or other amounts, fees, disbursements or expenses paid or payable to or for the benefit of the Owner Trustee;

          (f) any payments in respect of interest to the extent attributable to payments referred to in clauses (a) through (f) above; and

          (g) any rights of either the Owner Trustee or the Trust Company to demand, collect, sue for or otherwise receive and enforce payment of any of the foregoing amounts, provided that such rights shall not include the right to terminate the Lease.

     "Excess Proceeds" shall mean (as applicable) the excess, if any, of the aggregate of all awards, compensation or insurance proceeds payable in connection with a Casualty or Condemnation over (i) the Termination Value paid by the Lessee (if required pursuant to the Lease) with respect to such Casualty or Condemnation or (ii) sums paid by the Lessee in connection with the restoration of the Property in accordance with the Lease.

     "Excluded Taxes" shall have the meaning given to such term in Section 11.2(b) of the Participation Agreement.

                                   Appendix-15

     "Exculpated Persons" shall mean the Trust Company (except with respect to the representations and warranties and the other obligations of the Trust Company pursuant to the Operative Agreements expressly undertaken in its individual capacity, including without limitation the representations and warranties of the Trust Company pursuant to Section 6.1 of the Participation Agreement, the obligations of the Trust Company pursuant to Section 8.2 of the Participation Agreement and the obligations of the Trust Company pursuant to the Trust Agreement), the Holders (except with respect to the obligations of the Holders pursuant to the Participation Agreement and the Trust Agreement expressly undertaken in their respective individual capacities), their officers, directors and shareholders.

     "Exempt Payments" shall have the meaning specified in Section 11.2(e) of the Participation Agreement.

     "Expiration  Date" shall mean either (a) the Basic Term  Expiration Date or
(b) subject to Section 5.12 of the Participation Agreement, the last day of the applicable Renewal Term.

     "Fair Market Sales Value" shall mean, with respect to any Property, the amount, which in any event, shall not be less than zero (0), that would be paid in cash in an arms-length transaction between an informed and willing purchaser and an informed and willing seller, neither of whom is under any compulsion to purchase or sell, respectively, such Property. Fair Market Sales Value of any Property shall be determined based on the assumption that, except for purposes of Section 17 of the Lease, such Property is in the condition and state of repair required under Section 10.1 of the Lease and each Credit Party is in compliance with the other requirements of the Operative Agreements.

     "Federal Funds Effective Rate" shall have the meaning given to such term in the definition of ABR.

     "Finance Subsidiary" shall mean Franklin Capital Corporation.

     "Financing Lease" shall mean a Capitalized Lease.

     "Financing Parties" shall mean the Lessor, the Owner Trustee, in its trust capacity, the Agent, the Holders and the Lenders.

     "Fixtures" shall mean all fixtures relating to the Improvements, including without limitation all components thereof, located in or on the Improvements, together with all replacements, modifications, alterations and additions thereto.

     "Force Majeure Event" shall mean any event beyond the control of the Construction Agent, including without limitation strikes or lockouts (but only when the Construction Agent is legally prevented from securing replacement labor or materials as a result thereof), adverse soil conditions, acts of God, adverse weather conditions, inability to obtain labor or materials after all possible efforts have been expended by the Construction Agent, governmental activities,

                                   Appendix-16
civil commotion and enemy action; but excluding any event, cause or condition that results from the Construction Agent's financial condition.

     "Form 1001" shall have the meaning specified in Section 11.2(e) of the Participation Agreement.

     "Form 4224" shall have the meaning specified in Section 11.2(e) of the Participation Agreement.

     "Franklin  Advisers"  shall  mean  Franklin  Advisers,   Inc.,  a  Delaware
corporation.

     "Franklin Resources" shall mean Franklin Resources, Inc. a Delaware corporation.

     "FRI Trust 1999-1" shall mean the grantor trust created pursuant to the terms and conditions of the Trust Agreement.

     "Funds" shall mean the collective reference to all investment companies advised by the Guarantor or any of its Subsidiaries.

     "GAAP" shall mean generally accepted accounting principles in the United States in effect from time to time. If, at any time, GAAP changes in a manner which will materially affect the calculations determining compliance by any Credit Party with any of the covenants set forth in Sections 8.3(bb), 8.3(cc), 8.3(gg) or 8.3(jj) of the Participation Agreement, either the Lessee or the Majority Secured Parties may request an amendment to such covenant (or the definitions related thereto) and the Majority Secured Parties or the Lessee, as the case may be, shall negotiate in good faith with the requesting party to agree upon such amendment to adjust such covenant to give to each of the parties to the Operative Agreements substantially the same protection and benefits as were contemplated prior to such changes.

     "Governmental Action" shall mean all permits, authorizations, registrations, consents, approvals, waivers, exceptions, variances, orders, judgments, written interpretations, decrees, licenses, exemptions, filings, notices to and declarations of or with, or required by, any Governmental Authority, or required by any Legal Requirement, and shall include, without limitation, all environmental and operating permits and licenses that are required for the full use, occupancy, zoning and operating of the Property.

     "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "Ground Lease" shall mean a ground lease (containing a landlord waiver and a mortgagee waiver) in form and substance satisfactory to the Agent respecting any Property.

     "Ground Lessor" shall have the meaning given to such term in Recital A of the Lease.

                                   Appendix-17

     "Guarantee Obligation" shall mean as to any Person (the "guaranteeing person"), any obligation of (a) the guaranteeing person or (b) another Person (including, without limitation, any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the "primary obligations") of any other third Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds for the purchase or payment of any such primary obligation or to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by the Guarantor in good faith.

     "Guarantor" shall mean Franklin Resource, Inc., a Delaware corporation, as guarantor of the Construction Agent and the Lessee with respect to the Operative Agreements and the Properties.

     "Hard  Costs"  shall  mean all costs and  expenses  payable  for  supplies, materials, labor and profit with respect to the Improvements under any Construction Contract, including site preparation costs, demolition costs, costs of offsite and other public improvements required as conditions of governmental approvals or under the Purchase and Sale Agreement, payments (including nonrefundable deposits) to vendors or suppliers for specially fabricated equipment and materials and cancellation or termination fees or other compensation payable by the Construction Agent pursuant to any contract with any general contractor, architect, engineer or other third party because of any election by the Construction Agent to cancel or terminate such contract, and costs of repairing any damage to the Improvements by fire or other casualty prior to the Construction Period Termination Date, to the extent such cost is not covered by such insurance.

     "Hazardous Substance" shall mean any of the following: (a) any petroleum or petroleum product, explosives, radioactive materials, asbestos, formaldehyde, polychlorinated biphenyls, lead and radon gas; (b) any substance, material, product, derivative, compound or mixture, mineral, chemical, waste, gas, medical waste, or pollutant, in each case whether naturally occurring, man-made or the by-product of any process, that is toxic, harmful or hazardous to the

                                   Appendix-18
environment or human health or safety as determined in accordance with any Environmental Law; or (c) any substance, material, product, derivative, compound or mixture, mineral, chemical, waste, gas, medical waste or pollutant that would support the assertion of any claim under any Environmental Law, whether or not defined as hazardous as such under any Environmental Law.

     "Holder Advance" shall mean any advance made by any Holder to the Owner Trustee pursuant to the terms of the Trust Agreement or the Participation Agreement.

     "Holder Amount" shall mean as of any date, the aggregate amount of Holder Advances made by each Holder to the Trust Estate pursuant to Section 2 of the Participation Agreement and Section 3.1 of the Trust Agreement less any payments of any Holder Advances received by the Holders pursuant to Section 3.4 of the Trust Agreement.

     "Holder Commitments" shall mean, the Holder Commitment of each Holder as set forth in Schedule I to the Trust Agreement as such Schedule I may be amended and replaced from time to time.

     "Holder Construction Property Cost" shall mean, with respect to each Construction Period Property, at any date of determination, an amount equal to
(a) the aggregate Holder Advances made on or prior to such date with respect thereto minus (b) the aggregate amount of prepayments or repayments, as the case may be, of the Holder Advances allocated to reduce the Holder Construction Property Cost of such Construction Period Property pursuant to Section 3.4(c) of the Trust Agreement or otherwise pursuant to the Operative Agreements.

     "Holder Overdue Rate" shall mean the lesser of (x) the then current rate of Holder Yield respecting the particular amount in question (if such amount is not then Holder Yield-bearing, at the then current rate of Holder Yield respecting Eurodollar Holder Advances having an Interest Period of one month and, if such Eurodollar Holder Advances are not then available, at the ABR plus seventy-five one hundredths of one percent (.75%)), as the case may be) plus two percent (2%) and (y) the highest rate permitted by applicable law.

     "Holder Property Cost" shall mean with respect to a Property, at any date of determination, an amount equal to (a) the aggregate Holder Advances made on or prior to such date with respect thereto minus (b) the aggregate amount of prepayments or repayments, as the case may be, of the Holder Advances allocated to reduce the Holder Property Cost of such Property pursuant to Section 3.4(c) of the Trust Agreement or otherwise pursuant to the Operative Agreements.

     "Holder  Unused Fee" shall have the  meaning  given to such term in Section
7.4 of the Participation Agreement.

     "Holder Yield" shall mean with respect to Holder Advances from time to time either (i) the Eurodollar Rate plus the Applicable Percentage or (ii) the ABR plus seventy-five one hundredths of one percent (.75%) as elected by the Owner Trustee from time to time with respect to such Holder Advances in accordance

                                   Appendix-19
with the terms of the Trust Agreement (subject to Section 9.2 of the Participation Agreement); provided, however, (a) upon delivery of the notice described in Section 3.7(c) of the Trust Agreement, the outstanding Holder Advances of each Holder shall bear a yield at the ABR plus seventy-five one hundredths of one percent (.75%) applicable from time to time from and after the dates and during the periods specified in Section 3.7(c) of the Trust Agreement, and (b) upon the delivery by a Holder of the notice described in Section 11.3(f) of the Participation Agreement, the Holder Advances of such Holder shall bear a yield at the ABR plus seventy-five one hundredths of one percent (.75%) applicable from time to time after the dates and during the periods specified in
Section 11.3(f) of the Participation Agreement.

     "Holders" shall mean the banks and financial institutions which may be from time to time holders of Certificates in connection with the FRI Trust 1999-1.

     "Impositions" shall mean any and all liabilities, losses, expenses, costs, charges and Liens of any kind whatsoever for fees, taxes, levies, imposts, duties, charges, assessments or withholdings ("Taxes") including but not limited to (i) real and personal property taxes, including without limitation personal property taxes on any property covered by the Lease that is classified by Governmental Authorities as personal property, and real estate or ad valorem taxes in the nature of property taxes; (ii) sales taxes, use taxes and other similar taxes (including rent taxes and intangibles taxes); (iii) excise taxes;
(iv) real estate transfer taxes, conveyance taxes, stamp taxes and documentary recording taxes and fees; (v) taxes that are or are in the nature of franchise, income, value added, privilege and doing business taxes, license and registration fees; (vi) assessments on any Property, including without limitation all assessments for public improvements or benefits, whether or not such improvements are commenced or completed within the Term; and (vii) taxes, Liens, assessments or charges asserted, imposed or assessed by the PBGC or any Governmental Authority succeeding to or performing functions similar to, the PBGC; and in each case all interest, additions to tax and penalties thereon, which at any time prior to, during or with respect to the Term or in respect of any period for which the Lessee shall be obligated to pay Supplemental Rent may be levied, assessed or imposed by any Governmental Authority upon or with respect to (a) any Property or any part thereof or interest therein; (b) the leasing, financing, refinancing, demolition, construction, substitution, subleasing, assignment, control, condition, occupancy, servicing, maintenance, repair, ownership, possession, activity conducted on, delivery, insuring, use, operation, improvement, sale, transfer of title, return or other disposition of such Property or any part thereof or interest therein; (c) the Notes, other indebtedness with respect to any Property, or the Certificates, or any part thereof or interest therein; (d) the rentals, receipts or earnings arising from any Property or any part thereof or interest therein; (e) the Operative Agreements, the performance thereof, or any payment made or accrued pursuant thereto; (f) the income or other proceeds received with respect to any Property or any part thereof or interest therein upon the sale or disposition thereof;
(g) any contract (including the Agency Agreement) relating to the construction, acquisition or delivery of the Improvements or any part thereof or interest therein; (h) the issuance of the Notes or the Certificates; (i) the Owner Trustee, the Trust or the Trust Estate; or (j) otherwise in connection with the transactions contemplated by the Operative Agreements.

                                   Appendix-20

     "Improvements" shall mean, with respect to the construction, renovations and/or Modifications on any Land, all buildings, structures, Fixtures, and other improvements (including any tenant improvements) of every kind existing at any time and from time to time on or under the Land purchased or otherwise acquired using the proceeds of the Loans or the Holder Advances or which is subject to a Ground Lease, together with any and all appurtenances to such buildings, structures or improvements, including without limitation sidewalks, utility pipes, conduits and lines, parking areas and roadways, and including without limitation all Modifications and other additions to or changes in the Improvements at any time, including without limitation (a) any Improvements existing as of the Property Closing Date as such Improvements may be referenced on the applicable Requisition and (b) any Improvements made subsequent to such Property Closing Date.

     "Included Subsidiary" shall mean any Subsidiary of the Guarantor other than any Banking Subsidiary, Finance Subsidiary, Insurance Subsidiary or Real Estate Subsidiary.

     "Indebtedness" shall mean Debt.

     "Indemnified Person" shall mean the Lessor, the Owner Trustee, in its individual and its trust capacity, the Trust, the Trust Company, the Agent, the Holders, the Lenders, Banc of America Securities LLC, as the sole lead arranger and as the sole book manager, The Bank of New York, as a co-syndication agent, The Chase Manhattan Bank, as a co-syndication agent, and their respective successors, assigns, directors, shareholders, partners, officers, employees, agents and Affiliates.

     "Indemnity Provider" shall mean the Lessee.

     "Initial Closing Date" shall mean October 13, 1999.

     "Initial Construction Advance" shall mean any initial Advance to pay for Property Costs for construction of any Improvements.

     "Insolvency" shall mean, with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.

     "Instruments" shall have the meaning given to such term in Section 1 of the Security Agreement.

     "Insurance Requirements" shall mean all terms and conditions of any insurance policy either required by the Lease to be maintained by the Lessee or required by the Agency Agreement to be maintained by the Construction Agent, and all requirements of the issuer of any such policy and, regarding self insurance, any other requirements of the Lessee.

     "Insurance Subsidiary" shall mean at any time, ILA Financial Services, Inc., or any other Subsidiary of the Guarantor licensed to engage, and principally engaged, at such time in the insurance business or any Subsidiary of such Subsidiary.

                                   Appendix-21

     "Intellectual  Property" shall have the meaning  specified for such term in
Section 6.2(ee).

     "Interest Period" shall mean during the Commitment Period and thereafter as to any Eurodollar Loan or Eurodollar Holder Advance (i) with respect to the initial Interest Period, the period beginning on the date of the first Eurodollar Loan and Eurodollar Holder Advance and ending one (1) month, two (2) months, three (3) months or (to the extent available to all Lenders and all Holders) six (6) months thereafter, as selected by the Lessor (in the case of a Eurodollar Loan) or the Owner Trustee (in the case of a Eurodollar Holder Advance) in its applicable notice given with respect thereto (subject to Sections 9.1 and 9.2 of the Participation Agreement, respectively) and (ii) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurodollar Loan or Eurodollar Holder Advance and ending one (1) month, two (2) months, three (3) months or (to the extent available to all Lenders and all Holders) six (6) months thereafter, as selected by the Lessor by notice to the Agent (in the case of a Eurodollar Loan) or by the Owner Trustee (in the case of a Eurodollar Holder Advance) (subject to Sections 9.1 and 9.2 of the Participation Agreement, respectively) in each case not less than three (3) Business Days prior to the last day of the then current Interest Period with respect thereto; provided, however, that all of the foregoing provisions relating to Interest Periods are subject to the following:
(A) if any Interest Period would end on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day (except that where the next succeeding Business Day falls in the next succeeding calendar month, then on the next preceding Business Day), (B) no Interest Period shall extend beyond the Maturity Date or the Expiration Date, as the case may be, (C) where an Interest Period begins on a day for which there is no numerically corresponding day in the calendar month in which the Interest Period is to end, such Interest Period shall end on the last Business Day of such calendar month and (D) there shall not be more than four (4) Interest Periods outstanding at any one (1) time.

     "Interest  Rate   Agreement"   shall  mean  any  interest  rate  protection
agreement, interest rate future, interest rate option, interest rate swap, interest rate cap or other interest rate hedge or arrangement under which the Guarantor or any of its Subsidiaries is a party or a beneficiary.

     "Investment  Company Act" shall have the meaning specified for such term in
Section 6.2(ii) of the Participation Agreement.

     "Joint Venture" shall mean any corporation, partnership or other entity (other than a Subsidiary of the Guarantor) as to which the Guarantor, directly or indirectly, owns thirty-three percent (33%) or more of the shares of any class of its capital stock or of its other ownership interests, whether voting or non-voting, and as to which the Guarantor (or any relevant Subsidiary of the Guarantor) is not simply a passive investor.

     "Land" shall mean, subject to Section 8.8(b) of the Participation Agreement, a parcel of real property described on (a) the Requisition issued by the Construction Agent on the Property Closing Date relating to such parcel and
(b) the schedules to each applicable Lease Supplement executed and delivered in accordance with the requirements of Section 2.4 of the Lease.

                                   Appendix-22

     "Law" shall mean any statute, law, ordinance, regulation, rule, directive, order, writ, injunction or decree of any Tribunal.

     "Lease" or "Lease Agreement" shall mean the Lease Agreement dated on or about the Initial Closing Date, between the Lessor and the Lessee, together with any Lease Supplements thereto.

     "Lease Default" shall mean any event or condition which, with the lapse of time or the giving of notice, or both, would constitute a Lease Event of Default.

     "Lease Event of Default" shall have the meaning specified in Section 17.1 of the Lease.

     "Lease Supplement" shall mean each Lease Supplement substantially in the form of Exhibit A to the Lease, together with all attachments and schedules thereto.

     "Leased Parcel" shall have the meaning given to such term in Section 8.8(b) of the Participation Agreement.

     "Legal Requirements" shall mean all foreign, federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions affecting the Owner Trustee, any Holder, the Lessor, any Credit Party, the Agent, any Lender or any Property, Land, Improvement, Equipment or the taxation, demolition, construction, use or alteration of such Improvements, whether now or hereafter enacted and in force, including without limitation any that require repairs, modifications or alterations in or to any Property or in any way limit the use and enjoyment thereof (including without limitation all building, zoning and fire codes and the Americans with Disabilities Act of 1990, 42 U.S.C. ss. 12101 et. seq., and any other similar federal, state or local laws or ordinances and the regulations promulgated thereunder) and any that may relate to environmental requirements (including without limitation all Environmental Laws), and all permits, certificates of occupancy, licenses, authorizations and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instruments which are either of record or known to any Credit Party affecting any Property or the Appurtenant Rights.

     "Lender Commitment" shall mean the Commitment of each Lender.

     "Lender  Financing  Statements"  shall mean UCC  financing  statements  and fixture filings appropriately completed and executed for filing in the applicable jurisdiction in order to perfect a security interest in favor of the Agent in the Collateral subject to the Security Documents.

     "Lender  Unused Fee" shall have the  meaning  given to such term in Section
7.4 of the Participation Agreement.

     "Lenders" shall mean the banks and financial institutions which may be from time to time party to the Participation Agreement and the Credit Agreement.

                                   Appendix-23

     "Lessee" shall have the meaning set forth in the Lease.

     "Lessee Credit Agreement" shall mean that certain Amended, Extended and Restated Five Year Facility Credit Agreement dated as of May 16, 1997, as amended by that certain First Amendment to the Amended, Extended and Restated Five Year Facility Credit Agreement dated May 15, 1998, as further amended by that certain Consent and Amendment to Credit Agreement dated as of September 15, 1999, each among Franklin Resources, Inc., the banks parties thereto, Bank of America, N.A. (successor to Bank of America National Trust and Savings Association), as a Co-Agent, The Chase Manhattan Bank, as a Co-Agent, and The Chase Manhattan Bank, as Administrative Agent, and any replacement credit facility.

     "Lessee Credit Agreement Event of Default" shall mean an Event of Default as defined in Section 7 of the Lessee Credit Agreement.

     "Lessor" shall mean the Owner Trustee, not in its individual capacity, but as the Lessor under the Lease.

     "Lessor Basic Rent" shall mean the scheduled Holder Yield due on the Holder Advances on any Scheduled Interest Payment Date pursuant to the Trust Agreement (but not including (a) any such scheduled Holder Yield due on the Holder Advances prior to the Rent Commencement Date or (b) interest on overdue amounts under the Trust Agreement or otherwise).

     "Lessor  Financing  Statements"  shall mean UCC  financing  statements  and fixture filings appropriately completed and executed for filing in the applicable jurisdictions in order to protect the Lessor's interest under the Lease to the extent the Lease is a security agreement or a mortgage.

     "Lessor Lien" shall mean, with respect to any Property, any Lien, true lease or sublease or disposition of title arising as a result of (a) any claim against the Lessor or the Trust Company, in its individual capacity, or any Affiliate thereof not resulting from the transactions contemplated by the Operative Agreements, (b) any act or omission of the Lessor or the Trust Company, in its individual capacity, or any Affiliate thereof which is not required by the Operative Agreements or is in violation of any of the terms of the Operative Agreements, (c) any claim against the Lessor or the Trust Company, in its individual capacity, or any Affiliate thereof with respect to Taxes or Transaction Expenses against which the Lessee is not required to indemnify the Lessor or the Trust Company, in its individual capacity, pursuant to Section 11 of the Participation Agreement or (d) any claim against the Lessor arising out of any transfer, sale, assignment, encumbrance or other disposition by the Lessor of all or any portion of the interest of the Lessor in the Properties, the Trust Estate or the Operative Agreements other than the transfer of title to or possession of any Properties by the Lessor pursuant to and in accordance with the Lease, the Credit Agreement, the Security Agreement or the Participation Agreement or pursuant to the exercise of the remedies set forth in Article XVII of the Lease.

                                   Appendix-24

     "Lien" shall mean any mortgage, pledge, security interest, encumbrance, lien, option or charge of any kind.

     "Limited Recourse Amount" shall mean with respect to all the Properties on an aggregate basis, an amount equal to the sum of the Termination Values with respect to all the Properties on an aggregate basis on each Payment Date, less the Maximum Residual Guarantee Amount as of such date with respect to all the Properties on an aggregate basis.

     "Loan Basic Rent" shall mean the scheduled interest due on the Loans on any Scheduled Interest Payment Date pursuant to the Credit Agreement (but not including interest on (a) any such Loan due prior to the Rent Commencement Date or (b) any overdue amounts under Section 2.8(b) of the Credit Agreement or otherwise).

     "Loan Property Cost" shall mean, with respect to each Property at any date of determination, an amount equal to (a) the aggregate principal amount all Loans (including without limitation all Acquisition Loans and Construction Loans) made on or prior to such date with respect to such Property minus (b) the aggregate amount of prepayments or repayments, as the case may be, of the Loans allocated to reduce the Loan Property Cost of such Property pursuant to Section 2.6(c) of the Credit Agreement or otherwise pursuant to the Operative Agreements.

     "Loans" shall mean the loans extended pursuant to the Credit Agreement and shall include both the Tranche A Loans and the Tranche B Loans.

     "Majority Holders" shall mean at any time, Holders (a) whose Holder Advances outstanding represent more than fifty percent (50%) of the aggregate Holder Advances outstanding or (b) to the extent there are no Holder Advances outstanding, whose Holder Commitments represent more than fifty percent (50%) of the aggregate Holder Commitments.

     "Majority Lenders" shall mean at any time, Lenders (a) whose Loans outstanding represent more than fifty percent (50%) of the aggregate Loans outstanding or (b) to the extent there are no Loans outstanding, whose Lender Commitments represent more than fifty percent (50%) of the aggregate of the Lender Commitments.

     "Majority Secured Parties" shall mean at any time, Lenders and Holders (a) whose Loans and Holder Advances outstanding represent more than fifty percent
(50%) of the aggregate Advances outstanding or (b) to the extent there are no Advances outstanding, whose Lender Commitments and Holder Commitments represent more than fifty percent (50%) of the sum of the aggregate Holder Commitments plus the aggregate Lender Commitments.

     "Marketing Period" shall mean, if the Lessee has given a Sale Notice in accordance with Section 20.1 of the Lease, the period commencing on the date such Sale Notice is given and ending on the Expiration Date.

                                   Appendix-25

     "Material Adverse Effect" shall, mean a material adverse effect on (a) the business, assets, properties, financial condition, operations, prospects or rights or interests of the Credit Parties, on a consolidated basis, which individually or in the aggregate has caused directly or indirectly Net Income for any fiscal quarter to be less than zero, (b) the ability of any Credit Party to perform its respective obligations under any Operative Agreement to which it is a party, (c) the validity or enforceability of any Operative Agreement or the rights and remedies of the Agent, the Lenders, the Holders, or the Lessor thereunder, (d) the validity, priority or enforceability of any Lien on any Property created by any of the Operative Agreements, or (e) the value, utility or useful life of any Property.

     "Maturity Date" shall mean the Expiration Date.

     "Maximum Amount" shall mean (a) one hundred percent (100%) of that portion of the Termination Value equal to the Advances made for ground rent during the Construction Period pursuant to a Ground Lease (collectively, the "Land Cost"), plus (b) the product of eighty-nine and nine tenths percent (89.9%) multiplied by the following: (the aggregate Termination Value for all, but not less than all, the Properties, minus the Land Cost, minus all structuring fees, up front fees, arrangement fees, syndication fees, and legal and accounting costs related to the transaction evidenced by the Operative Agreements, minus accrued, unpaid Holder Yield respecting any and all Construction Period Properties) minus (c) the accreted value (calculated at a rate of 5.93875% per annum) of any payments previously made by the Construction Agent, the Lessee or the Guarantor regarding any and all Construction Period Properties and not reimbursed.

     "Maximum Residual Guarantee Amount" shall mean an amount equal to the product of the aggregate Property Cost for all of Properties times eighty-five percent (85%).

     "Modifications" shall have the meaning specified in Section 11.1(a) of the Lease.

     "Moody's" shall mean Moody's Investors Service, Inc., and any successor thereto.

     "Mortgage Instrument" shall mean any mortgage, deed of trust or any other instrument executed by the Owner Trustee or the Lessee (or regarding any property subject to a Ground Lease, the applicable Affiliate of the Lessee) in favor of the Agent (for the benefit of the Lenders and the Holders) and evidencing a Lien on the Property, in form and substance reasonably acceptable to the Agent.

     "Multiemployer Plan" shall mean any plan described in Section 4001(a)(3) of ERISA.

     "Multiple Employer Plan" shall mean a plan to which any Credit Party or any ERISA Affiliate and at least one (1) other employer other than an ERISA Affiliate is making or accruing an obligation to make, or has made or accrued an obligation to make, contributions.

     "Net Income" shall mean for any period, the net income after taxes for such
period  of  the  Credit  Parties  and  their  Consolidated   Subsidiaries  on  a
consolidated basis, as determined in accordance with GAAP.

                                   Appendix-26

     "Non-Integral Equipment" shall mean Equipment which (a) is personal property that is readily removable without causing material damage to the applicable Property and (b) is not integral or necessary, respecting the applicable Property, for compliance with Section 8.3 of the Lease or otherwise to the structure thereof, the mechanical operation thereof, the electrical systems thereof or otherwise with respect to any aspect of the physical plant thereof.

     "Non-Material Subsidiary" shall mean, as to any Person at any time of determination, a Subsidiary (direct or indirect) of such Person in which such Person and its other Subsidiaries (direct or indirect) have such an aggregate investment of not more than $2,000,000.

     "Notes" shall mean those notes issued to the Lenders pursuant to the Credit Agreement and shall include both the Tranche A Notes and the Tranche B Notes.

     "Obligations" shall have the meaning given to such term in Section 1 of the Security Agreement.

     "Officer's Certificate" with respect to any Person shall mean a certificate executed on behalf of such Person by a Responsible Officer who has made or caused to be made such examination or investigation as is necessary to enable such Responsible Officer to express an informed opinion with respect to the subject matter of such Officer's Certificate. No individual shall have any personal liability under the Operative Agreements or otherwise on account of his or her execution or delivery of Officer's Certificates.

     "Operative Agreements" shall mean the following: the Participation Agreement, the Agency Agreement, the Trust Agreement, the Certificates, the Credit Agreement, the Notes, the Lease, the Lease Supplements (and memoranda of the Lease and each Lease Supplement in a form reasonably acceptable to the Agent), the Security Agreement, the Mortgage Instruments, the other Security Documents, the Ground Leases, the Deeds and the Bills of Sale and, for purposes of Sections 11.1 through 11.9 of the Participation Agreement, the Bridge Documents and any and all other agreements, documents and instruments executed in connection with any of the foregoing.

     "Original Executed Counterpart" shall have the meaning given to such term in Section 5 of Exhibit A to the Lease.

     "Overdue Interest" shall mean any interest payable pursuant to Section 2.8(b) of the Credit Agreement.

     "Overdue Rate" shall mean (a) with respect to the Loan Basic Rent, and any other amount owed under or with respect to the Credit Agreement or the Security Documents, the rate specified in Section 2.8(b) of the Credit Agreement, (b) with respect to the Lessor Basic Rent, the Holder Yield and any other amount owed under or with respect to the Trust Agreement, the Holder Overdue Rate, and
(c) with respect to any other  amount,  the amount  referred to in clause (y) of
Section 2.8(b) of the Credit Agreement.

                                   Appendix-27

     "Owner Trustee," "Borrower" and "Lessor" shall mean First Security Bank, National Association, not individually, except as expressly stated in the various Operative Agreements, but solely as the Owner Trustee under the FRI Trust 1999-1, and any successor, replacement and/or additional Owner Trustee expressly permitted under the Operative Agreements.

     "Parcel Map" shall have the meaning given to such term in Section 8.8(b) of the Participation Agreement.

     "Parcel  Map  Recordation"  shall  have the  meaning  given to such term in
Section 8.8(b) of the Participation Agreement.

     "Participant" shall have the meaning given to such term in Section 9.7 of the Credit Agreement.

     "Participation Agreement" shall mean the Participation Agreement dated on or about the Initial Closing Date, among the Lessee, the Guarantor, the Owner Trustee, not in its individual capacity except as expressly stated therein, the Holders, the Lenders and the Agent.

      "Payment Date" shall mean any Scheduled Interest Payment Date and any date on which interest or Holder Yield in connection with a prepayment of principal on the Loans or of the Holder Advances is due under the Credit Agreement or the Trust Agreement.

     "PBGC"  shall mean the  Pension  Benefit  Guaranty  Corporation  created by
Section 4002(a) of ERISA or any successor thereto.

     "Pension  Plan"  shall  mean a "pension  plan",  as such term is defined in section 3(2) of ERISA, which is subject to title IV of ERISA (other than a Multiemployer Plan), and to which any Credit Party or any ERISA Affiliate may have any liability, including without limitation any liability by reason of having been a substantial employer within the meaning of section 4063 of ERISA at any time during the preceding five (5) years, or by reason of being deemed to be a contributing sponsor under section 4069 of ERISA.

     "Permitted Facility" shall mean a to-be-constructed office building complex totaling approximately 560,000 square feet comprised of four (4) office buildings with two (2) parking structures on a parcel ground leased from the Lessee to the Lessor in San Mateo, California.

     "Permitted Liens" shall mean, respecting each Property, any Liens of the following type:

          (a) the respective rights and interests of the parties to the Operative Agreements as provided in the Operative Agreements, including, without limitation, the Purchase Option and the Sale Option;

          (b) the rights of any sublessee or assignee under a sublease or an assignment expressly permitted by the terms of the Lease;

                                   Appendix-28

          (c) Liens for Taxes that either are not yet delinquent or are being contested in accordance with the provisions of Section 13.1 of the Lease;

          (d) Liens arising by operation of law, materialmen's, mechanics', workmen's, repairmen's, employees', carriers', warehousemen's and other like Liens relating to the construction of the Improvements or in connection with any Modifications or arising in the ordinary course of business for amounts that either are not more than thirty (30) days past due or are being diligently contested in good faith by appropriate proceedings, so long as such proceedings satisfy the conditions for the continuation of proceedings to contest Taxes set forth in Section 13.1 of the Lease;

          (e) Liens of any of the types referred to in clause (d) above that have been bonded for not less than the full amount in dispute (or as to which other security arrangements satisfactory to the Lessor and the Agent have been made), which bonding (or arrangements) shall comply with applicable Legal Requirements, and shall have effectively stayed any execution or enforcement of such Liens;

          (f) Liens arising out of judgments or awards with respect to which appeals or other proceedings for review are being prosecuted in good faith and for the payment of which adequate reserves have been provided as required by GAAP or other appropriate provisions have been made, so long as such proceedings have the effect of staying the execution of such judgments or awards and satisfy the conditions for the continuation of proceedings to contest Taxes set forth in Section 13.1 of the Lease; and

          (g) Liens in favor of municipalities to secure on-site or off-site improvements or other dedications as approved by the Construction Agent and the Agent (such approval by the Agent not to be unreasonably withheld or delayed);

          (h) Liens described in Schedule 3 attached to the Participation Agreement;

          (i) easements, rights-of-way, restrictions and zoning regulations, including any easement agreement or other document affecting title to the Property executed by the Owner Trustee (with the consent of the Agent, not to be unreasonably withheld or delayed) at the request of or with the consent of Lessee;

          (j) Lessor Liens;

          (k) all mitigation requirements and conditions applicable to the Property under any zoning, subdivision map and other entitlement and land use approvals now or hereafter granted for the development of the Improvements or subdivision of the Land;

          (l) the Ground Lease; and

                                   Appendix-29

          (m) minor defects or irregularities in title and other similar charges or encumbrances not interfering in any material respect with the value, ordinary operation, use or enjoyment of or ability to construct such Property as approved by the Agent (such approval by the Agent not to be unreasonably withheld or delayed).

     "Person" shall mean any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization, governmental authority or any other entity.

     "Plan" shall mean an Employee Benefit Plan.

     "Plans and Specifications" shall mean, with respect to Improvements, the plans and specifications for such Improvements to be constructed or already existing, as such Plans and Specifications may be amended, modified or supplemented from time to time in accordance with the terms of the Operative Agreements.

     "Potential  Presumptive Event" shall have the meaning given to such term in
Section 8.10(c)(iii) of the Participation Agreement.

     "Presumptive Default" shall have the meaning given to such term in Section 8.10(c)(ii) of the Participation Agreement.

     "Presumptive Event of Default" shall have the meaning given to such term in
Section 8.10(c)(i) of the Participation Agreement.

     "Prime Lending Rate" shall have the meaning given to such term in the definition of ABR.

     "Prior Liens" shall mean, for each Property, (a) as of the Property Closing Date for such Property, the Permitted Liens referenced in clauses (a), (c), (d),
(h), (i) and (l) of the definition of Permitted Liens and (b) after the Property Closing Date for such Property, (i) the Permitted Liens referenced in clauses in
(a), (b), (c), (g), (h), (i), (j), (k), (l) and (m) of the definition of Permitted Liens and (ii) such other Permitted Liens which arise after the perfection of the lien in favor of the applicable Financing Party evidenced by the Security Documents but, nevertheless under applicable law, have priority over such lien in favor of such Financing Party.

     "Property" shall mean, with respect to each Permitted Facility that is (or is to be) acquired, constructed and/or renovated pursuant to the terms of the Operative Agreements, the Lessor's interest in the Land and each item of Equipment and the various Improvements, in each case located on such Land, including without limitation each Construction Period Property, each Property subject to a Ground Lease and each Property for which the Basic Term has commenced.

     "Property Acquisition Cost" shall mean the cost to the Lessor to purchase or enter into a Ground Lease for a Property on a Property Closing Date.

                                   Appendix-30

     "Property Closing Date" shall mean the date on which the Lessor purchases a Property or, with respect to the first Advance, the date on which the Lessor seeks reimbursement for Property previously purchased by the Lessor.

     "Property Cost" shall mean with respect to a Property the aggregate amount (and/or the various items and occurrences giving rise to such amounts) of the Loan Property Cost plus the Holder Property Cost for such Property (as such amounts shall be increased equally among all Properties respecting the Holder Advances and the Loans extended from time to time to pay for the Transaction Expenses, fees, expenses and other disbursements referenced in Sections 7.1(a) and 7.1(b) and indemnity payments pursuant to Section 11.8, in each case of the Participation Agreement and any additional amount pursuant to Section 18.1 of the Lease).

     "Purchase and Sale Agreement" shall mean that certain Amended, Restated and Superseding Agreement of Purchase and Sale and Joint Escrow Instructions, dated as of May 29, 1999, between the Seller and Franklin Resources, together with all documents and instruments delivered or to be delivered thereunder.

     "Purchase Option" shall have the meaning given to such term in Section 20.1 of the Lease.

     "Rating" shall mean, at any date, the lower of the ratings then assigned by S&P or Moody's to the unsecured, senior long-term debt of Franklin Resources, Inc. (including any medium-term notes of Franklin Resources, Inc.). A Rating is one of the following Ratings based upon the applicable rating from S&P or
Moody's:

       Rating          S&P                Moody's
       ------          ---                -------

       Rating 1        AA- or above       Aa3 or above
       Rating 2        A+, A, A-          A1, A2, A3
       Rating 3        BBB+               Baa1
       Rating 4        BBB                Baa2
       Rating 5        below BBB          below Baa2

If any Rating shall be changed by Moody's or S&P, such change shall be effective as of the date on which it is first announced by the applicable rating agency. Any change in the Applicable Percentage due to a change in Rating shall apply during the effective date of such change and end on the date immediately preceding the effective date of the next such change. If at any time Franklin Resources, Inc. is not rated, Rating 5 will apply.

     "Real Estate Subsidiary" shall mean at any time, Franklin Properties, Inc. or any other Subsidiary of the Guarantor principally engaged at such time in the real estate investment and property management business or any Subsidiary of any such Subsidiary.

     "Refinancing Date" shall have the meaning given to such term in Section 8.9(b) of the Participation Agreement.

                                   Appendix-31

     "Register" shall have the meaning given to such term in Section 9.9 of the Credit Agreement.

     "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System (or any successor), as the same may be modified and supplemented and in effect from time to time.

     "Regulation U" shall mean Regulation U of the Board of Governors of the Federal Reserve System (or any successor), as the same may be modified and supplemented and in effect from time to time.

     "Regulation X" shall mean Regulation X of the Board of Governors of the Federal Reserve System (or any successor), as the same may be modified and supplemented and in effect from time to time.

     "Release" shall mean any release, pumping, pouring, emptying, injecting, escaping, leaching, dumping, seepage, spill, leak, flow, discharge, disposal or emission of a Hazardous Substance.

     "Renewal Term" shall have the meaning specified in Section 2.2 of the Lease.

     "Rent" shall mean, collectively, the Basic Rent and the Supplemental Rent, in each case payable under the Lease.

     "Rent  Commencement  Date"  shall  mean,   regarding  each  Property,   the
Completion Date.

     "Reorganization" shall mean with respect to any Multiemployer Plan, the condition that such plan is in reorganization within the meaning of Section 4241 of ERISA.

     "Reportable Event" shall mean any of the events set forth in Section 4043(b) of ERISA, other than those events as to which the thirty day notice period is waived under subsections .13, .14, .16, .18, .19 or .20 of PBGC Reg. ss.2615.

     "Requested Funds" shall mean any funds requested by the Lessee or the Construction Agent, as applicable, in accordance with Section 5 of the Participation Agreement.

     "Requirement of Law" shall mean all Legal Requirements.

     "Requisition" shall have the meaning specified in Section 4.2 of the Participation Agreement.

     "Responsible Officer" shall mean the Chairman or Vice Chairman of the Board of Directors, the Chairman or Vice Chairman of the Executive Committee of the Board of Directors, the President, any Senior Vice President or Executive Vice

                                   Appendix-32

President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer, or any Assistant Treasurer, except that when used with respect to the Trust Company or the Owner Trustee, "Responsible Officer" shall also include the Cashier, any Assistant Cashier, any Trust Officer or Assistant Trust Officer, the Controller and any Assistant Controller or any other officer of the Trust Company or the Owner Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

     "S&P" shall mean Standard and Poor's Ratings Services, a division of The McGraw Hill Companies, Inc., and any successor thereto.

     "Sale Date" shall have the meaning given to such term in Section 22.1(a) of the Lease.

     "Sale Notice" shall mean a notice given to the Lessor in connection with the election by the Lessee of its Sale Option.

     "Sale Option" shall have the meaning given to such term in Section 20.1 of the Lease.

     "Sale Proceeds Shortfall" shall mean the amount by which the proceeds of a sale described in Section 22.1 of the Lease are less than the Limited Recourse Amount with respect to the Properties to the extent it has been determined (in accordance with the Appraisal Procedure) that the Fair Market Sales Value of the Properties at the expiration of the term of the Lease has been reduced below the Limited Recourse Amount as a result of a violation of Lessee's maintenance obligations set forth in Sections 10.1(a) and (c) of the Lease.

     "Scheduled Interest Payment Date" shall mean (a) as to any Eurodollar Loan or Eurodollar Holder Advance, the last day of the Interest Period applicable to such Eurodollar Loan or Eurodollar Holder Advance (and, in the case of any Eurodollar Loan or Eurodollar Holder Advance having an Interest Period of six
(6) months, the three (3) month anniversary of the first day of such Interest Period), (b) as to any ABR Loan or any ABR Holder Advance, the fifteenth day of each month, unless such day is not a Business Day and in such case on the next occurring Business Day and (c) as to all Loans and Holder Advances, the date of any voluntary or involuntary payment, prepayment, return or redemption, and the Maturity Date or the Expiration Date, as the case may be.

     "Secured Parties" shall have the meaning given to such term in the Security Agreement.

     "Securities Act" shall mean the Securities Act of 1933, as amended, together with the rules and regulations promulgated thereunder.

     "Security Agreement" shall mean the Security Agreement dated on or about the Initial Closing Date between the Borrower and the Agent, for the benefit of the Secured Parties, and accepted and agreed to by the Lessee.

                                   Appendix-33

     "Security Documents" shall mean the collective reference to the Security Agreement, the Mortgage Instruments, (to the extent the Lease is construed as a security instrument) the Lease, the UCC Financing Statements and all other security documents hereafter delivered to the Agent granting a lien on any asset or assets of any Person to secure the obligations and liabilities of the Borrower under the Credit Agreement and/or under any of the other Credit Documents or to secure any guarantee of any such obligations and liabilities.

     "Seller" shall mean PW Acquisitions IV, LLC, a Delaware limited liability company.

     "Short-Term Facility" shall mean the 364 Day Facility Credit Agreement dated as of June 14, 1999 among the Guarantor, the several banks and other financial institutions from time to time parties thereto, The Bank of New York, Bank of America, N.A. (formerly Bank of America National Trust and Savings Association) and The Chase Manhattan Bank, as co-agents for the lenders thereunder and The Chase Manhattan Bank, as administrative agent for the lenders thereunder and any replacement credit facility.

     "Single Employer Plan" shall mean any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan.

     "Soft Costs" shall mean all costs which are reasonably incurred in relation to the acquisition, development, installation, construction, improvement and testing of the Properties other than Hard Costs, including without limitation the following (whether incurred by Lessee, Lessor or Agent): arrangement fees, structuring fees, administrative fees, legal fees, upfront fees, fees and expenses related to appraisals, title examinations, title insurance, document recordation, surveys, environmental site assessments, geotechnical soil investigations and similar costs and professional fees customarily associated with a real estate closing, the Lender Unused Fee, the Holder Unused Fee, fees and expenses of the Owner Trustee payable or reimbursable under the Operative Agreements and costs and expenses incurred pursuant to Sections 7.1(a), 7.1(b), 7.3(a) and 7.3(b) of the Participation Agreement, architectural fees, design fees, engineering fees and fees and costs paid in connection with obtaining project permits and approvals required by Governmental Authorities.

     "Subsidiary" shall mean, as to any Person, at any time of determination, a corporation, partnership or other entity (other than any Fund or any other investment company or similar investment entity existing under foreign law substantially equivalently to an investment company) of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries or Subsidiaries, or both, by such Person.

     "Supplemental Amounts" shall have the meaning given to such term in Section
9.18 of the Credit Agreement.

                                   Appendix-34

     "Supplemental Rent" shall mean all amounts, liabilities and obligations (other than Basic Rent) which the Lessee assumes or agrees to pay to the Lessor, the Trust Company, the Holders, the Agent, the Lenders or any other Person under the Lease or under any of the other Operative Agreements including without limitation payments of the Termination Value and the Maximum Residual Guarantee Amount and all indemnification amounts, liabilities and obligations.

     "Surplus Land" shall have the meaning given to such term in Section 8.8(b) of the Participation Agreement.

     "Taxes"   shall  have  the  meaning   specified   in  the   definition   of
"Impositions".

     "Term" shall mean the Basic Term and each Renewal Term, if any.

     "Termination Date" shall have the meaning specified in Section 16.2(a) of the Lease.

     "Termination Event" shall mean (a) with respect to any Pension Plan, the occurrence of a Reportable Event or an event described in Section 4062(e) of ERISA, (b) the withdrawal of any Credit Party or any ERISA Affiliate from a Multiple Employer Plan during a plan year in which it was a substantial employer (as such term is defined in Section 4001(a)(2) of ERISA), or the termination of a Multiple Employer Plan, (c) the distribution of a notice of intent to terminate a Plan or Multiemployer Plan pursuant to Section 4041(a)(2) or 4041A of ERISA, (d) the institution of proceedings to terminate a Plan or Multiemployer Plan by the PBGC under Section 4042 of ERISA, (e) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan or Multiemployer Plan, or (f) the complete or partial withdrawal of any Credit Party or any ERISA Affiliate from a Multiemployer Plan.

     "Termination Notice" shall have the meaning specified in Section 16.1 of the Lease.

     "Termination Value" shall mean the sum of (a) either (i) with respect to all Properties, an amount equal to the aggregate outstanding Property Cost for all the Properties, in each case as of the last occurring Payment Date, or (ii) with respect to a particular Property, an amount equal to the Property Cost allocable to such Property, plus (b) respecting the amounts described in each of the foregoing subclause (i) or (ii), as applicable, any and all accrued but unpaid interest on the Loans and any and all Holder Yield on the Holder Advances related to the applicable Property Cost, plus (c) to the extent the same is not duplicative of the amounts payable under clause (b) above, all other Rent and other amounts then due and payable or accrued under the Agency Agreement, Lease and/or under any other Operative Agreement (including without limitation amounts under Sections 11.1 and 11.2 of the Participation Agreement and all costs and expenses referred to in clause FIRST of Section 22.2 of the Lease).

     "Tranche A Commitments" shall mean the several obligations of the Tranche A Lenders to make the Tranche A Loans to the Borrower in an aggregate principal amount at any one (1) time outstanding not to exceed the aggregate of the amounts set forth opposite each Tranche A Lender's name on Schedule 2.1 to the Credit Agreement, as such amounts may be increased or reduced from time to time

                                   Appendix-35
in accordance with the provisions of the Operative Agreements; provided, no Tranche A Lender shall be obligated to make Tranche A Loans in excess of such Tranche A Lender's share of the Tranche A Commitments as set forth adjacent to such Tranche A Lender's name on Schedule 2.1 to the Credit Agreement.

     "Tranche A Lenders" shall mean the several banks and other financial institutions from time to time party to the Credit Agreement that commit to make the Tranche A Loans.

     "Tranche A Loans" shall mean the Loans made pursuant to the Tranche A Commitments.

     "Tranche A Note" shall have the meaning given to it in Section 2.2 of the Credit Agreement.

     "Tranche B Commitments" shall mean the several obligations of the Tranche B Lenders to make the Tranche B Loans to the Borrower in an aggregate principal amount at any one (1) time outstanding not to exceed the aggregate of the amounts set forth opposite each Tranche B Lender's name on Schedule 2.1 to the Credit Agreement, as such amounts may be increased or reduced from time to time in accordance with the provisions of the Operative Agreements; provided, no Tranche B Lender shall be obligated to make Tranche B Loans in excess of such Tranche B Lender's share of the Tranche B Commitments as set forth adjacent to such Tranche B Lender's name on Schedule 2.1 to the Credit Agreement.

     "Tranche B Lenders" shall mean the several banks and other financial institutions from time to time party to the Credit Agreement that commit to make the Tranche B Loans.

     "Tranche B Loan" shall mean the Loans made pursuant to the Tranche B Commitments.

     "Tranche B Note" shall have the meaning given to it in Section 2.2 of the Credit Agreement.

     "Transaction Expenses" shall mean all Soft Costs and all other costs and expenses incurred (whether by Lessee, Lessor, the Agent and, to the extent expressly contemplated pursuant to any applicable provision of the Operative Agreements, one of the other Financing Parties) in connection with the preparation, execution and delivery of the Operative Agreements and the transactions contemplated by the Operative Agreements including without limitation all costs and expenses described in Section 7.1 of the Participation Agreement and the following:

          (a) the reasonable fees, out-of-pocket expenses and disbursements of counsel in negotiating the terms of the Operative Agreements and the other transaction documents, preparing for the closings under, and rendering opinions in connection with, such transactions and in rendering other services customary for counsel representing parties to transactions of the types involved in the transactions contemplated by the Operative Agreements;

                                   Appendix-36

          (b) the reasonable fees, out-of-pocket expenses and disbursements of accountants for any Credit Party in connection with the transaction contemplated by the Operative Agreements;

          (c) any and all other reasonable fees, charges or other amounts payable to the Lenders, the Agent, the Holders, the Owner Trustee or any broker which arise under any of the Operative Agreements;

          (d) any other reasonable fee, out-of-pocket expenses, disbursement or cost of any party to the Operative Agreements or any of the other transaction documents; and

          (e) any and all Taxes and fees incurred in recording or filing any Operative Agreement or any other transaction document, any deed, declaration, mortgage, security agreement, notice or financing statement with any public office, registry or governmental agency in connection with the transactions contemplated by the Operative Agreements.

     "Tribunal"   shall  mean  any  state,   commonwealth,   federal,   foreign,
territorial, or other court or government body, subdivision agency, department, commission, board, bureau or instrumentality of a governmental body.

     "Trust" shall mean the FRI Trust 1999-1.

     "Trust Agreement" shall mean the Amended, Restated and Replacement Trust Agreement dated on or about the Initial Closing Date between the Holders and the Owner Trustee.

     "Trust Company" shall mean First Security Bank, National Association, in its individual capacity, and any successor owner trustee under the Trust Agreement in its individual capacity.

     "Trust Estate" shall have the meaning specified in Section 2.2(a) of the Trust Agreement.

     "Type" shall mean, as to any Loan, whether it is an ABR Loan or a Eurodollar Loan.

     "U.S. Person" shall have the meaning specified in Section 11.2(e) of the Participation Agreement.

     "U.S. Taxes" shall have the meaning specified in Section 11.2(e) of the Participation Agreement.

     "UCC Financing Statements" shall mean collectively the Lender Financing Statements and the Lessor Financing Statements.

     "Unanimous Vote Matters" shall have the meaning given it in Section 12.4 of the Participation Agreement.

                                   Appendix-37

     "Unfunded Liability" shall mean, with respect to any Plan, at any time, the amount (if any) by which (a) the present value of all benefits under such Plan exceeds (b) the fair market value of all Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of the Company or any member of the Controlled Group to the PBGC or such Plan under Title IV of ERISA.

     "Uniform Commercial Code" and "UCC" shall mean the Uniform Commercial Code as in effect in any applicable jurisdiction.

     "United States Bankruptcy Code" shall mean the Bankruptcy Code.

     "Unqualified Lessee Obligation" shall have the meaning given to such term in Section 8.10(c)(iv) of the Participation Agreement.

     "Unused Fees" shall mean, collectively, the Holder Unused Fee and the Lender Unused Fee.

     "Unused Fee Payment Date" shall mean December 31, 1999 and thereafter the last Business Day of each March, June, September and December and the last Business Day of the Commitment Period, or such earlier date as the Commitments shall terminate as provided in the Credit Agreement or the Holder Commitments shall terminate as provided in the Trust Agreement.

     "Wholly-Owned Entity" shall mean a Person all of the shares of capital stock or other ownership interest of which are owned by Franklin Resources, Inc. and/or one of its wholly-owned Subsidiaries or other wholly-owned entities.

     "Withholdings" shall have the meaning specified in Section 11.2(e) of the Participation Agreement.

     "Work" shall mean the furnishing of labor, materials, components, furniture, furnishings, fixtures, appliances, machinery, equipment, tools, power, water, fuel, lubricants, supplies, goods and/or services with respect to any Property.

                                   Appendix-38

--------------------------------------------------------------------------------



                AMENDED, RESTATED AND REPLACEMENT TRUST AGREEMENT


                                   Dated as of
                               September 27, 1999


                                     between


                               The Several Holders
                        from Time to Time Parties Hereto,
                                 as the Holders,

                                       and

                   FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                              as the Owner Trustee

--------------------------------------------------------------------------------



                                FRI TRUST 1999-1

                                TABLE OF CONTENTS

                                                                            Page
ARTICLE IA AMENDED, RESTATED AND REPLACEMENT TRUST AGREEMENT.................1
ARTICLE I DEFINITIONS........................................................2
      SECTION 1.1 Definitions................................................2
      SECTION 1.2 Interpretation.............................................2
ARTICLE II AUTHORITY TO EXECUTE AND PERFORM VARIOUS DOCUMENTS; DECLARATION
           OF TRUST BY TRUST COMPANY.........................................2
      SECTION 2.1 Authority To Execute and Perform Various Documents.........2
      SECTION 2.2 Declaration of Trust by Trust Company......................3
ARTICLE III CONTRIBUTIONS AND PAYMENTS.......................................3
      SECTION 3.1 Procedure for Holder Advances; Certificates................3
      SECTION 3.2 Holder Yield...............................................5
      SECTION 3.3 Scheduled Return of Holder Advances........................5
      SECTION 3.4 Early Return of Advances...................................5
      SECTION 3.5 Payments from Trust Estate Only............................6
      SECTION 3.6 Method of Payment..........................................6
      SECTION 3.7 Computation of Yield.......................................7
      SECTION 3.8 Conversion and Continuation Options........................7
      SECTION 3.9 Notice of Amounts Payable..................................8
ARTICLE IV COLLECTIONS AND DISTRIBUTIONS.....................................9
      SECTION 4.1 Collections and Remittances by the Owner Trustee...........9
      SECTION 4.2 Priority of Distributions..................................9
      SECTION 4.3 Excepted Payments.........................................10
      SECTION 4.4 Distributions after Default...............................10
ARTICLE V DUTIES OF THE OWNER TRUSTEE.......................................10
      SECTION 5.1 Notice of Certain Events..................................10
      SECTION 5.2 Action Upon Instructions..................................10
      SECTION 5.3 Indemnification...........................................11
      SECTION 5.4 No Duties Except as Specified In Trust Agreement or
                  Instructions..............................................11
      SECTION 5.5 No Action Except Under Specified Documents or
                  Instructions..............................................11
      SECTION 5.6 Absence of Duties.........................................12
ARTICLE VI THE OWNER TRUSTEE................................................12
      SECTION 6.1 Acceptance of Trust and Duties............................12
      SECTION 6.2 Furnishing of Documents...................................13
      SECTION 6.3 No Representations or Warranties as to the Properties
                  or Operative Agreements...................................13
      SECTION 6.4 No Segregation of Moneys; No Interest.....................13
      SECTION 6.5 Reliance; Advice of Counsel...............................14
      SECTION 6.6 Liability With Respect to Documents.......................14
      SECTION 6.7 Not Acting In Individual Capacity.........................14
      SECTION 6.8 Books and Records; Tax Returns............................15
ARTICLE VII INDEMNIFICATION OF THE OWNER TRUSTEE............................15
      SECTION 7.1 Indemnification Generally.................................15
      SECTION 7.2 Compensation and Expenses.................................16
ARTICLE VIII TERMINATION OF TRUST AGREEMENT.................................16

      SECTION 8.1 Termination of Trust Agreement............................16
      SECTION 8.2 Termination at Option of the Holders......................16
      SECTION 8.3 Termination at Option of the Owner Trustee................17
      SECTION 8.4 Actions by the Owner Trustee Upon Termination.............17
ARTICLE IX SUCCESSOR OWNER TRUSTEES, CO-OWNER TRUSTEES AND SEPARATE
           OWNER TRUSTEES...................................................17
      SECTION 9.1 Resignation of the Owner Trustee; Appointment of
                  Successor.................................................17
      SECTION 9.2 Co-Trustees and Separate Trustees.........................18
      SECTION 9.3 Notice....................................................21
ARTICLE X AMENDMENTS........................................................22
      SECTION 10.1     Amendments...........................................22
      SECTION 10.2     Limitation on Amendments.............................22
ARTICLE XI MISCELLANEOUS....................................................22
      SECTION 11.1     No Legal Title to Trust Estate in the Holders........22
      SECTION 11.2     Sale of a Property by the Owner Trustee is Binding...22
      SECTION 11.3     Limitations on Rights of Others......................22
      SECTION 11.4     Notices..............................................23
      SECTION 11.5     Severability.........................................23
      SECTION 11.6     Limitation on the Holders' Liability.................23
      SECTION 11.7     Separate Counterparts................................23
      SECTION 11.8     Successors and Assigns...............................23
      SECTION 11.9     Headings.............................................25
      SECTION 11.10    Governing Law........................................25
      SECTION 11.11    Performance by the Holders...........................25
      SECTION 11.12    Conflict with Operative Agreements...................25
      SECTION 11.13    No Implied Waiver....................................25
      SECTION 11.14    Submission to Jurisdiction; Venue....................26
      SECTION 11.15    Waivers of Jury Trial................................26

Schedule I - Holder Commitments

EXHIBIT A - Form of Holder Certificate
EXHIBIT B - Form of Assignment and Acceptance

                AMENDED, RESTATED AND REPLACEMENT TRUST AGREEMENT


     THIS AMENDED, RESTATED AND REPLACEMENT TRUST AGREEMENT, dated as of September 27, 1999 (as amended, modified, extended, supplemented, restated and/or replaced from time to time, the "Trust Agreement"), is among the several banks and other financial institutions from time to time parties to this Trust Agreement (individually, each of the foregoing may be referred to as a "Holder," and collectively, the foregoing together with such other persons and entities that become holders hereunder, the "Holders"), and FIRST SECURITY BANK, NATIONAL ASSOCIATION, in its individual capacity ("Trust Company"), and in its capacity as owner trustee hereunder, together with its successors and assigns (the "Owner Trustee").

     WHEREAS, the parties hereto intend with this Trust Agreement to amend, restate and replace that certain Trust Agreement dated as of July 1, 1999 (the "Original Trust Agreement") between Bank of America National Trust and Savings Association and First Security Bank, National Association.

     WHEREAS, in order to provide a portion of the funds for carrying out the other transactions contemplated by the Operative Agreements, each Holder will make its respective Holder Advances pursuant to this Trust Agreement and the Participation Agreement (as defined below);

     WHEREAS, the Holders desire to provide for the Trust to exist for the purpose of (a) developing, acquiring, installing, constructing and testing various Properties and leasing such Properties to Lessee, (b) carrying out certain transactions contemplated by the Operative Agreements and (c) such other purposes as are provided for herein; and

     WHEREAS, Trust Company is willing to act as trustee hereunder and to accept the trust created hereby (the "Trust").

     NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                   ARTICLE IA
                AMENDED, RESTATED AND REPLACEMENT TRUST AGREEMENT

     This Trust Agreement amends, restates, replaces, cancels and supersedes the Original Trust Agreement. Bank of America, N.A., as successor to Bank of America National Trust and Savings Association, hereby agrees to transfer and convey to each Holder (on a ratable basis determined with respect to the Holder Commitments of each such Holder) all the right, title and interest of Bank of America, N.A., as successor to Bank of America National Trust and Savings Association, in and to the Trust Estate and otherwise pursuant to the Original Trust Agreement, and each Holder accepts and assumes the above-referenced transfer and conveyance.

                                    ARTICLE I
                                   DEFINITIONS

     SECTION 1.1 Definitions.

     For purposes of this Trust Agreement (including without limitation the "WHEREAS" clauses set forth above), capitalized terms used in this Trust Agreement and not otherwise defined herein shall have the meanings assigned to them in Appendix A to that certain Participation Agreement dated as of September 27, 1999 (as amended, modified, extended, supplemented, restated and/or replaced from time to time in accordance with the applicable provisions thereof, the "Participation Agreement") among Franklin Templeton Corporate Services, Inc., Franklin Resources, Inc., as the Guarantor, the Owner Trustee, the various banks and other lending institutions which are parties thereto from time to time, as the Holders, the various banks and other lending institutions which are parties thereto from time to time, as the Lenders, and Bank of America, N.A., as agent for the Lenders and respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests. Unless otherwise indicated, references in this Trust Agreement to articles, sections, paragraphs, clauses, appendices, schedules and exhibits are to the same contained in this Trust Agreement.

     SECTION 1.2 Interpretation.

     The rules of usage set forth in Appendix A to the Participation Agreement shall apply to this Trust Agreement.


                                   ARTICLE II
               AUTHORITY TO EXECUTE AND PERFORM VARIOUS DOCUMENTS;
                      DECLARATION OF TRUST BY TRUST COMPANY

     SECTION 2.1 Authority To Execute and Perform Various Documents.

     Each Holder hereby authorizes and directs the Owner Trustee (a) to execute and deliver, as trustee for and on behalf of each such Holder, each Operative Agreement to which the Owner Trustee is a party and any other agreements, instruments, certificates or documents related to the transactions contemplated hereby to which the Owner Trustee is a party, (b) to take whatever action shall be required to be taken by the Owner Trustee by the terms of, and exercise its rights and perform its duties under, each of the documents, agreements, instruments and certificates referred to in clause (a) above as set forth in such documents, agreements and certificates, and (c) subject to the terms of this Trust Agreement, to take such other action in connection with the foregoing as the Holders may from time to time direct.

     SECTION 2.2 Declaration of Trust by Trust Company.

          (a) Trust Company hereby declares that it will hold all estate, right, title and interest of the Owner Trustee in, to and under each Property, each Holder Advance, the Operative Agreements, any other property contributed by any Holder and any and all other property or assets from time to time of the Trust, including without limitation all amounts of Rent, insurance proceeds and condemnation awards, indemnity or other payments of any kind (collectively, the "Trust Estate") as the Owner Trustee upon the trusts set forth herein and for the use and benefit of each Holder, subject, however, to the provisions of the Credit Agreement and the Security Documents. The name of the Trust shall be "FRI Trust 1999-1"

          (b) The purpose of the Trust is to hold title to the Trust Estate for the benefit of the Holders and to engage in activities ancillary and incidental thereto as the Holders shall determine to be desirable, including the acquisition and/or development of assets other than the Property if determined to be appropriate by the decision of all the Holders and consented to by all the Lenders. Except in connection with the foregoing, the Owner Trustee shall not (i) engage in any business activity,
     (ii) have any property, rights or interest, whether real or personal, tangible or intangible, (iii) incur any legal liability or obligation, whether fixed or contingent, matured or unmatured, other than in the normal course of the administration of the Trust or (iv) subject any of its property or assets to any mortgage, Lien, security interest or other claim or encumbrance, other than in favor of the Lenders or the Holders pursuant to the provisions of the Operative Agreements and this Trust Agreement. THIS TRUST IS NOT A BUSINESS TRUST. THE SOLE PURPOSE OF THE TRUST IS TO ACQUIRE AND HOLD TITLE TO THE TRUST ESTATE, SUBJECT TO THE RIGHTS OF THE LENDERS, FOR THE BENEFIT OF THE HOLDERS. THE OWNER TRUSTEE MAY NOT TRANSACT BUSINESS OF ANY KIND WITH RESPECT TO ANY PROPERTY COMPRISING THE TRUST ESTATE NOR SHALL THIS AGREEMENT BE DEEMED TO BE, OR CREATE OR EVIDENCE THE EXISTENCE OF, A CORPORATION DE FACTO OR DE JURE, OR A MASSACHUSETTS TRUST, OR ANY OTHER TYPE OF BUSINESS TRUST, ASSOCIATION OR JOINT VENTURE BETWEEN THE OWNER TRUSTEE, THE HOLDERS, THE AGENT AND THE LENDERS.


                                   ARTICLE III
                           CONTRIBUTIONS AND PAYMENTS

     SECTION 3.1 Procedure for Holder Advances; Certificates.

          (a) Upon receipt from the Construction Agent by the Agent of a Requisition, and subject to the terms and conditions of the Participation Agreement, the Agent shall request from each Holder its pro rata share of any Advance and each Holder shall make its pro rata share of any Advance under the Holder Commitment of such Holder, as set forth on Schedule 1 hereto, on each date Advances are made pursuant to Section 5 of the Participation Agreement. The Agent may request an Advance under the Holder

     Commitments during the Commitment Period on any date that an Advance may be requested pursuant to the terms of Section 5.2(a) of the Participation Agreement, provided, that the Agent shall give each Holder irrevocable notice (which notice must be received by such Holder no less than three (3) Business Days prior to the requested date of the Holder Advance) specifying
     (i) the amount to be advanced by such Holder (which on any date shall not be in excess of the then Available Holder Commitment of such Holder), (ii) the requested date of advance, (iii) whether the Holder Advance is to be a Eurodollar Holder Advance or an ABR Holder Advance or a combination thereof, (iv) if the Holder Advance is to be a combination of Eurodollar Holder Advances and ABR Holder Advances, the respective amounts of each type of Holder Advance and (v) the Interest Period applicable to any Eurodollar Holder Advances.

          (b) Upon receipt of any such notice delivered pursuant to Section 3.1(a), each Holder shall make the amount of its Advance available to the Agent for the account of the Owner Trustee at the office of the Agent referred to in Section 12.2 of the Participation Agreement (or at such other address as may be identified by the Agent from time to time) prior to 12:00 Noon, New York City time on the date requested by the Construction Agent in funds immediately available to the Owner Trustee.

          (c) Holder Yield accruing on each Holder Advance during the Construction Period with respect to any Property shall, subject to the limitations set forth in Section 5.1(b) of the Participation Agreement, be added to the amount of the Holder Advance on the relevant Scheduled Interest Payment Date. On such Scheduled Interest Payment Date, the Holder Property Cost and Holder Construction Property Cost shall be increased by the amount of Holder Yield added to the Holder Advance.

          (d) The Holder Advances made by each Holder to the Trust Estate shall be evidenced by a Certificate of the Owner Trustee, substantially in the form of Exhibit A hereto, issued in the name of the Holder and in an amount equal to the Holder Commitment of such Holder. Each Certificate shall (i) be dated on or about the Initial Closing Date, (ii) be stated to mature on the Maturity Date and (iii) bear a yield on the unpaid Holder Amount thereof from time to time outstanding at the Holder Yield.

          (e) To the extent that the Owner Trustee, in its capacity as Borrower under the Credit Agreement, shall have elected to terminate or reduce the amount of the Commitments pursuant to Section 2.5(a) of the Credit Agreement in compliance with Sections 9.1 and 9.2 of the Participation Agreement, a pro rata election shall be deemed to have been made with respect to the Holder Commitments. The Holder Commitments respecting any particular Property shall automatically be reduced to zero (0) upon the occurrence of the Rent Commencement Date respecting such Property. On any date on which the Loans shall be declared due and payable as a result of a Credit Agreement Event of Default, the Holder Commitments shall automatically be reduced to zero (0) and the Owner Trustee shall prepay the Certificates in full for the outstanding Holder Amount, together with accrued but unpaid Holder Yield thereon and all other amounts owing under the Certificates.

     SECTION 3.2 Holder Yield.

          (a) Holder Advances shall bear yield payable by the Owner Trustee and calculated at the rate of Holder Yield applicable from time to time. The Owner Trustee shall pay to each Holder, from the Trust Estate, its pro rata portion of Holder Yield on Holder Advances made hereunder. Payment of Holder Yield to each Holder shall be made in arrears on each Scheduled Interest Payment Date occurring after the Rent Commencement Date or as otherwise provided herein or in Section 2.6 of the Credit Agreement or
     Section 8.7 of the Participation Agreement.

          (b) If (i) all or a portion of Holder Yield shall not be received by the Holders when due (whether at the stated maturity, by acceleration or otherwise) or (ii) (A) a replacement Construction Agent is hired in accordance with the provisions of the Agency Agreement, (B) Completion of all Properties has not occurred on prior to the Construction Period Termination Date except as a result of a Force Majeure Event or (C) the cost of any Property exceeds the original Construction Budget therefor (or the applicable Construction Budget modified in accordance with the Operative Agreements) in each case as previously delivered to the Agent, such overdue amount (in the case of Section 3.2(b)(i)) or all Holder Advances, Holder Yield and all other amounts payable hereunder (in the case of Section 3.2(b)(ii)) shall, without limiting the rights of the Holders hereunder or under any Operative Agreement, bear interest at the Holder Overdue Rate, in each case from the date of nonpayment until (x) paid (whether after or before judgment) (in the case of Section 3.2(b)(i)), (y) Completion of all Properties (in the case of Section 3.2(b)(ii)) or (z) all sums due and all obligations to be performed, in each case on account of the Company Obligations, are paid and performed in full (in the case of Sections 3.2(b)(i) and 3.2(b)(ii)). All such amounts referenced in this
     Section 3.2(b) shall be paid upon demand.

     SECTION 3.3 Scheduled Return of Holder Advances.

     The outstanding Holder Amount shall be due in full on the Expiration Date. On the Expiration Date, subject to the terms of the Participation Agreement, the Owner Trustee shall pay to each Holder its portion of the aggregate Holder Amount then due, together with all accrued but unpaid Holder Yield and all other amounts due to such Holder from the Owner Trustee hereunder or under the Operative Agreements.

     SECTION 3.4 Early Return of Advances.

          (a) Subject to Sections 9.2, 11.2(e), 11.3 and 11.4 of the Participation Agreement, the Owner Trustee may at any time and from time to time prepay the Certificates, in whole or in part, without premium or penalty, upon at least three (3) Business Days' irrevocable notice to the Agent, on behalf of the Holders, specifying the date and amount of prepayment and whether the prepayment is of ABR Holder Advances or Eurodollar Holder Advances or a combination thereof, and, if a combination thereof, the amount allocable to each. Upon receipt of such notice, the Agent shall promptly notify the Holders thereof. If such notice is given, the amount specified in such notice shall be due and payable on the date specified therein. Amounts prepaid shall not be readvanced, except as set forth in Section 5.2(d) of the Participation Agreement.

          (b) If on any date the Agent or the Owner Trustee shall receive any payment in respect of (i) any Casualty, Condemnation or Environmental Violation pursuant to Sections 15.1(a) or 15.1(g) or Article XVI of the Lease (excluding any payments in respect thereof which are payable to Lessee in accordance with the Lease), or (ii) the Termination Value of any Property in connection with the delivery of a Termination Notice pursuant to Article XVI of the Lease, or (iii) the Termination Value of any Property or such other applicable amount in connection with the exercise of a Purchase Option or Sale Option under Articles XX and XXII of the Lease or the exercise of the option of the Owner Trustee to transfer the Properties to the Lessee pursuant to Section 20.3 of the Lease or (iv) any payment required to be made or elected to be made by the Construction Agent to the Owner Trustee pursuant to the Agency Agreement, then in each case, the Holders shall receive proceeds in accordance with Section 8.7(b) of the Participation Agreement.

          (c) Each prepayment of the Certificates pursuant to Section 3.4(a) shall be allocated to reduce the respective Holder Property Costs of all Properties pro rata according to the Holder Property Costs of such Properties immediately before giving effect to such prepayment. Each prepayment of the Certificates pursuant to Section 3.4(b) shall be allocated to reduce the Holder Property Cost of the Property or Properties subject to the respective Casualty, Condemnation, Environmental Violation, termination, purchase, transfer or other circumstance giving rise to such prepayment.

     SECTION 3.5 Payments from Trust Estate Only.

     All payments to be made by the Owner Trustee under this Trust Agreement (including without limitation any payments pursuant to Section 11.4 of the Participation Agreement) shall be made only from the income and proceeds from the Trust Estate and only to the extent that the Owner Trustee shall have received income or proceeds from the Trust Estate to make such payments in accordance with the terms hereof, except as specifically provided in Section
6.1. Each Holder agrees that it will look solely to the income and proceeds from the Trust Estate to the extent available for payment as herein provided and that, except as specifically provided in any Operative Agreement, Trust Company shall not be liable to any Holder for any amounts payable under this Trust Agreement Nothing contained in this Section 3.5 shall be interpreted so as to limit the provisions of Section 12.9 of the Participation Agreement.

     SECTION 3.6 Method of Payment.

     All amounts payable to a Holder pursuant to this Trust Agreement shall be paid or caused to be paid by the Owner Trustee to, or for the account of, such Holder, or its nominee, by transferring such amount in immediately available funds to a bank institution or banking institutions with bank wire transfer facilities for the account of such Holder or as otherwise instructed in writing from time to time by such Holder.

      SECTION 3.7 Computation of Yield.

          (a) Whenever it is calculated on the basis of the ABR, Holder Yield shall be calculated on the basis of a year of three hundred sixty-five
     (365) days (or three hundred sixty-six (366) days, as the case may be) for the actual days elapsed; and, otherwise, Holder Yield shall be calculated on the basis of a year of three hundred sixty (360) days for the actual days elapsed. Any change in the Holder Yield resulting from a change in the ABR or the Eurocurrency Reserve Requirements shall become effective as of the opening of business on the day on which such change becomes effective.

          (b) Pursuant to Section 12.12 of the Participation Agreement, the calculation of Holder Yield under this Section 3.7 shall be made by the Agent. Each determination of an interest rate by the Agent shall be conclusive and binding on the Owner Trustee and the Holders in the absence of manifest error.

          (c) If the Eurodollar Rate cannot be determined by the Agent in the manner specified in the definition of the term "Eurodollar Rate", the Owner Trustee shall give or cause to be given telecopy or telephonic notice thereof to the Holders as soon as practicable after receipt of same from the Agent. Commencing on the Scheduled Interest Payment Date next occurring after the delivery of such notice and continuing until such time as the Eurodollar Rate can be determined by the Agent in the manner specified in the definition of such term, all outstanding Holder Advances shall bear a yield based on the ABR. Until such time as the Eurodollar Rate can be determined by the Agent in the manner specified in the definition of such term, no further Eurodollar Holder Advances shall be made or shall be continued as such at the end of the then current Interest Period nor shall the Owner Trustee have the right to convert ABR Holder Advances to Eurodollar Holder Advances.

     SECTION 3.8 Conversion and Continuation Options.

          (a) Subject to Section 9.2 of the Participation Agreement, the Owner Trustee may elect from time to time to convert Eurodollar Holder Advances to ABR Holder Advances by giving the Agent (on behalf of the Holders) at least three (3) Business Days' prior irrevocable notice of such election, provided, that any such conversion of Eurodollar Holder Advances may only be made on the last day of an Interest Period with respect thereto, and provided, further, to the extent an Event of Default has occurred and is continuing on the last day of any such Interest Period, the applicable Eurodollar Holder Advance shall automatically be converted to an ABR Holder Advance. The Owner Trustee may elect from time to time to convert ABR Holder Advances to Eurodollar Holder Advances by giving the Agent (on behalf of the Holders) at least three (3) Business Days' prior irrevocable notice of such election. Any such notice of conversion to Eurodollar Holder Advances shall specify the length of the initial Interest Period or Interest Periods therefor. Upon receipt of any such notice, the Agent (on behalf of the Holders) shall promptly notify each Holder thereof. All or any part of outstanding Eurodollar Holder Advances or ABR Holder Advances may be converted as provided herein, provided, that (i) no ABR Holder Advance may be converted into a Eurodollar Holder Advance after the date that is one (1) month prior to the Maturity Date and (ii) such notice of conversion shall contain an election by the Owner Trustee of an Interest Period for such Eurodollar Holder Advance to be created by such conversion and such Interest Period shall be in accordance with the terms of the definition of the term "Interest Period" including without limitation subparagraphs (A) through (D) thereof.

          (b) Any Eurodollar Holder Advance may be continued as such upon the expiration of the then current Interest Period with respect thereto by the Owner Trustee giving irrevocable notice to the Agent (on behalf of the Holders) in accordance with the notice provisions for the conversion of ABR Holder Advances to Eurodollar Holder Advances set forth herein and the applicable provisions of the term "Interest Period" of the length of the next Interest Period to be applicable to such Eurodollar Holder Advance, provided, that no Eurodollar Holder Advance may be continued as such after the date that is one (1) month prior to the Maturity Date, provided, further, no Eurodollar Holder Advance may be continued as such if an Event of Default has occurred and is continuing as of the last day of the Interest Period for such Eurodollar Holder Advance, and provided, further, that if the Owner Trustee shall fail to give any required notice as described above or if such continuation is not permitted pursuant to the preceding proviso or otherwise, such Advance shall automatically be converted to an ABR Advance on the last day of such then expiring Interest Period.

     SECTION 3.9 Notice of Amounts Payable.

          (a) In the event that any Holder becomes aware that any amounts are or will be owed to it pursuant to Sections 11.2(e) or 11.3 of the Participation Agreement or that it is unable to make Holder Advances which bear a yield based on the Eurodollar Rate plus the Applicable Percentage for Eurodollar Holder Advances, then it shall promptly notify the Owner Trustee thereof and, as soon as possible thereafter, such Holder shall submit to the Owner Trustee a certificate indicating the amount owing to it and the calculation thereof. The amounts set forth in such certificate shall be prima facie evidence of the obligations of the Owner Trustee hereunder.

          (b) In the event that any Holder delivers to the Owner Trustee a certificate in accordance with Section 3.9(a), or any Holder is required to make Holder Advances with Holder Yields calculated at the ABR in accordance with Section 11.3(f) of the Participation Agreement, subject to Section 9.2 of the Participation Agreement, the Owner Trustee may, at the expense of Lessee, (i) require such Holder to transfer or assign, in whole or (with such Holder's consent) in part, without recourse (in accordance with
     Section 11.8), all or (with such Holder's consent) part of its interests, rights (except for rights to be indemnified for actions taken while a party hereunder) and obligations under this Agreement to a replacement bank or institution if the Owner Trustee (subject to Section 9.2 of the Participation Agreement and with the full cooperation of such Holder) can identify a Person who is ready, willing and able to be such replacement bank or institution with respect thereto and such replacement bank or institution (which may be another Holder) shall assume such assigned obligations, or (ii) during such time as no Default or Event of Default has occurred and is continuing, terminate the Holder Commitment of such Holder and prepay the outstanding Holder Advances of such Holder, provided, however, that (x) subject to Section 9.2 of the Participation Agreement, the Owner Trustee or such replacement bank or institution, as the case may be, shall have paid to such Holder in immediately available funds the amount of the Holder Advances and Holder Yield accrued to the date of such payment on the Holder Advances made by it hereunder and all other amounts owed to it hereunder (and, if such Holder is also a Lender, the principal and interest on all Loans accrued and unpaid thereon) and (y) such assignment or termination of the Holder Commitment of the Holder and prepayment of the Holder Advances do not conflict with any law, rule or regulation or order of any court or Governmental Authority.


                                   ARTICLE IV
                          COLLECTIONS AND DISTRIBUTIONS

     SECTION 4.1 Collections and Remittances by the Owner Trustee.

     The Owner Trustee agrees that, subject to the provisions of this Trust Agreement and the other Operative Agreements, it will during the term of this Trust administer the Trust Estate and, at the direction of the Holders, take steps to collect all Rent and other sums payable to the Owner Trustee by Lessee under the Lease. The Owner Trustee agrees to distribute, or cause to be distributed, all proceeds received from the Trust Estate in accordance with
Article III and Sections 4.2 and 4.3. The Owner Trustee shall make, or cause to be made, such distribution promptly upon receipt of such proceeds (provided, such proceeds are available for distribution) by the Agent (on behalf of the Owner Trustee), it being understood and agreed that the Owner Trustee shall not be obligated to make, or to cause to be made, such distribution until the funds for such distribution have been received by the Agent (on behalf of the Owner Trustee) in cash or its equivalent reasonably acceptable to the Owner Trustee.

     SECTION 4.2 Priority of Distributions.

     Subject to the terms and requirements of the Operative Agreements, all payments and amounts received by Trust Company as the Owner Trustee or on its behalf shall be distributed to the Agent for allocation by the Agent in accordance with the terms of Section 8.7 of the Participation Agreement or, if such payments or amounts are received by the Owner Trustee from the Agent, then they shall be distributed forthwith upon receipt in the following order of priority: first, in accordance with the Holder Yield protection provisions set forth in Section 11.3 of the Participation Agreement; and, second, the balance, if any, of such payment or amount remaining thereafter shall be distributed to the Holders pro rata (based on the ratio of the individual Holder's Holder Commitment to the aggregate of all the Holders' Holder Commitments).

     SECTION 4.3 Excepted Payments.

     Anything in this Article IV or elsewhere in this Trust Agreement to the contrary notwithstanding, any Excepted Payment received at any time by the Owner Trustee shall be distributed promptly to the Person entitled to receive such Excepted Payment.

     SECTION 4.4 Distributions after Default.

     Subject to the terms of Section 5.1, the proceeds received by the Owner Trustee from the exercise of any remedy under the Lease shall be distributed pursuant to Section 4.2 above. This Trust shall cease and terminate in accordance with the terms set forth in Section 8.1 and upon the final disposition by the Owner Trustee of all of the Trust Estate pursuant to this
Section 4.4.


                                    ARTICLE V
                           DUTIES OF THE OWNER TRUSTEE

     SECTION 5.1 Notice of Certain Events.

     In the event the Owner Trustee shall have knowledge of any Default or Event of Default, the Owner Trustee shall give written notice thereof within five (5) Business Days to each Holder, Lessee and the Agent unless such Default or Event of Default no longer exists before the giving of such notice. Subject to the provisions of Section 5.3 of this Trust Agreement and Sections 8.5 and 9.2 of the Participation Agreement, the Owner Trustee shall take or refrain from taking such action as the Agent shall direct until such time as the Loans are paid in full (and as more specifically provided in Sections 8.2(h) and 8.6 of the Participation Agreement) and thereafter as the Majority Holders shall direct, in each case by written instructions to the Owner Trustee. If the Owner Trustee shall have given the Agent and the Holders (and respecting Sections 8.5 and 9.2 of the Participation Agreement, the Lessee) notice of any event and shall not have received written instructions as above provided within thirty (30) days after mailing notice of such event to the Agent and the Holders (and respecting Sections 8.5 and 9.2 of the Participation Agreement, the Lessee), the Owner Trustee may, but shall be under no duty to, and shall have no liability for its failure or refusal to, take or refrain from taking any action with respect thereto, not inconsistent with the provisions of the Operative Agreements, as the Owner Trustee shall deem advisable and in the best interests of the Lenders and the Holders. For all purposes of this Trust Agreement, in the absence of actual knowledge of a Responsible Officer in the Corporate Trust Department of Trust Company, the Owner Trustee shall be deemed not to have knowledge of any Default or Event of Default unless a Responsible Officer of the Corporate Trust Department of Trust Company receives notice thereof given by or on behalf of a Holder, Lessee or the Agent.

     SECTION 5.2 Action Upon Instructions.

     Subject to the provisions of Sections 5.1 and 5.3, upon the written instructions of the Agent or the Majority Holders (as applicable), the Owner Trustee will take or refrain from taking such action or actions as may be specified in such instructions.

     SECTION 5.3 Indemnification.

     The Owner Trustee shall not be required to take or refrain from taking any action under this Trust Agreement or any other Operative Agreement (other than the actions specified in the first sentence of Section 5.1 and in the last sentence of Section 5.4) unless Trust Company shall have been indemnified by Lessee or, at their election, by the Holders and the Lenders against any liability, fee, cost or expense (including without limitation reasonable attorneys' fees and expenses) that may be incurred or charged in connection therewith, other than such as may result from claims of the Owner Trustee excluded from Lessee's indemnification obligations in favor of the Owner Trustee in Section 11.1 or 11.2 of the Participation Agreement. The Owner Trustee shall not be required to take any action under any Operative Agreement if the Owner Trustee shall reasonably determine, or shall have been advised by counsel, that such action is likely to result in personal liability for which the Owner Trustee has not been and will not be adequately indemnified or is contrary to the terms hereof or of any Operative Agreement to which the Owner Trustee is a party or is otherwise contrary to law. The Owner Trustee shall be under no liability with respect to any action taken or omitted to be taken by the Owner Trustee in accordance with instructions of the Agent or the Majority Holders pursuant to Section 5.2.

     SECTION  5.4  No  Duties   Except  as  Specified  In  Trust   Agreement  or
Instructions.

     The Owner Trustee shall not have any duty or obligation to manage, control, use, make any payment in respect of, register, record, insure, inspect, sell, dispose of or otherwise deal with any Property or any other part of the Trust Estate, or to otherwise take or refrain from taking any action under or in connection with any Operative Agreement to which the Owner Trustee is a party, except as expressly provided by the terms of this Trust Agreement or any other Operative Agreement or in written instructions from the Agent and/or the Majority Holders, as applicable, received pursuant to Sections 5.1, 5.2 or 8.4 of this Trust Agreement or Sections 8.2(h) or 8.6 of the Participation Agreement or from the Lessee pursuant to Sections 8.5 or 9.2 of the Participation Agreement; and no implied duties or obligations shall be read into this Trust Agreement against the Owner Trustee. The Owner Trustee shall have no duty or obligation to supervise or monitor the performance of the Construction Agent pursuant to the Agency Agreement which for all purposes shall be an independent contractor. The Owner Trustee nevertheless agrees that it will (in its individual capacity and at its own cost and expense), promptly take all action as may be necessary to discharge any Lessor Liens on any part of the Trust Estate in compliance with Section 8.2(a) of the Participation Agreement.

     SECTION 5.5 No Action Except Under Specified Documents or Instructions.

     The Owner Trustee agrees that it will not manage, control, use, sell, dispose of or otherwise deal with any Property or any other part of the Trust Estate except (a) as required by the terms of the Operative Agreements, (b) in accordance with the powers granted to, or the authority conferred upon, it pursuant to this Trust Agreement, (c) in accordance with the express terms hereof or with written instructions from the Agent and/or the Majority Holders, as applicable, pursuant to Sections 5.1, 5.2 or 8.4 or (d) from the Lessee pursuant to Sections 8.5 or 9.2 of the Participation Agreement. Without limiting the foregoing, the Owner Trustee shall execute and deliver such documents and instruments as may be required to evidence the release from the trusts created herein for the Surplus Land described in Section 8.8(b) of the Participation Agreement.

     SECTION 5.6 Absence of Duties.

          (a) Except in accordance with written instructions furnished pursuant to Sections 5.1, 5.2 or 8.4, and without limitation of the generality of
     Section 5.4, the Owner Trustee shall not have any duty to (i) file, record or deposit any Operative Agreement or any other document, or to maintain any such filing, recording or deposit or to refile, rerecord or redeposit any such document; (ii) obtain insurance on any Property or effect or maintain any such insurance, other than to receive and forward to each Holder and the Agent any notices, policies, certificates or binders furnished to the Owner Trustee pursuant to the Lease; (iii) maintain any Property; (iv) pay or discharge any Tax or any Lien owing with respect to or assessed or levied against any part of the Trust Estate, except as provided in the last sentence of Section 5.4, other than to forward notice of such Tax or Lien received by the Owner Trustee to each Holder and the Agent; (v) confirm, verify, investigate or inquire into the failure to receive any reports or financial statements of Lessee or any other Person;
     (vi) inspect any Property any time or ascertain or inquire as to the performance or observance of any of the covenants of Lessee or any other Person under any Operative Agreement with respect to any Property; or (vii) manage, control, use, sell, dispose of or otherwise deal with any Property or any part thereof or any other part of the Trust Estate, except as provided in Section 5.5.

          (b) The Owner Trustee, in the exercise or administration of the trusts and powers hereunder, including without limitation its obligations under
     Section 5.2, may, at the expense of Lessee, employ agents, attorneys, accountants, and auditors and enter into agreements with any of them and the Owner Trustee shall not be liable, either in its individual capacity or in its capacity as the Owner Trustee, for the default or misconduct of any such agents, attorneys, accountants or auditors if such agents, attorneys, accountants or auditors shall have been selected by it in good faith.


                                   ARTICLE VI
                                THE OWNER TRUSTEE

     SECTION 6.1 Acceptance of Trust and Duties.

     The Owner Trustee accepts the trust and duties hereby created and agrees to perform the same, but only upon the terms of this Trust Agreement. The Owner Trustee agrees to receive, manage and disburse all moneys constituting part of the Trust Estate actually received by it as the Owner Trustee in accordance with the terms of this Trust Agreement. In its individual capacity, the Owner Trustee shall not be answerable or accountable under any circumstances, except for (i) its own willful misconduct or gross negligence, (ii) the inaccuracy of any of its representations or warranties contained in Section 6.3 of this Trust

Agreement or Section 6.1 of the Participation Agreement, (iii) its failure to perform obligations expressly undertaken by it in the last sentence of Section
5.4 of this Trust Agreement or in Section 8.2(a) of the Participation Agreement,
(iv) Taxes based on or measured by any fees, commissions or compensation received by it for acting as the Owner Trustee in connection with any of the transactions contemplated by the Operative Agreements, or (v) its failure to use ordinary care to receive, manage and disburse moneys actually received by it in accordance with the terms of the Operative Agreements.

     SECTION 6.2 Furnishing of Documents.

     The Owner Trustee will furnish to each Holder and to the Agent, promptly upon receipt thereof, duplicates or copies of all reports, notices, requests, demands, opinions, certificates, financial statements and any other instruments or writings furnished to the Owner Trustee hereunder or under the other Operative Agreements, unless by the express terms of any Operative Agreement a copy of the same is required to be furnished by some other Person directly to the Holders and/or the Agent, or the Owner Trustee shall have determined that the same has already been furnished to the Holders and the Agent.

     SECTION 6.3 No Representations or Warranties as to the Properties or Operative Agreements.

     THE OWNER TRUSTEE MAKES (i) NO REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, AS TO THE TITLE, VALUE, USE, CONDITION, DESIGN, OPERATION, MERCHANTABILITY OR FITNESS FOR USE OF ANY PROPERTY (OR ANY PART THEREOF), OR ANY OTHER REPRESENTATION, WARRANTY OR COVENANT WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO ANY PROPERTY (OR ANY PART THEREOF) AND THE OWNER TRUSTEE SHALL NOT BE LIABLE FOR ANY LATENT, HIDDEN, OR PATENT DEFECT THEREIN OR THE FAILURE OF ANY PROPERTY, OR ANY PART THEREOF, TO COMPLY WITH ANY LEGAL REQUIREMENT except that the Owner Trustee hereby represents, warrants and covenants to each Holder that it will comply with the last sentence of Section 5.4, and (ii) no representation or warranty as to the validity or enforceability of any Operative Agreement or as to the correctness of any statement made by a Person other than the Owner Trustee or the Trust Company contained in any thereof, except that the Owner Trustee represents, warrants and covenants to each Holder that this Trust Agreement has been and each of the other Operative Agreements which contemplates execution thereof by the Owner Trustee has been or will be executed and delivered by its officers who are, or will be, duly authorized to execute and deliver documents on its behalf.

     SECTION 6.4 No Segregation of Moneys; No Interest.

     Except as otherwise provided herein or in any of the other Operative Agreements, moneys received by the Owner Trustee hereunder need not be segregated in any manner except to the extent required by law and may be deposited under such general conditions as may be prescribed by law, and neither Trust Company nor the Owner Trustee shall be liable for any interest thereon, except as may be agreed to in writing by the Owner Trustee or the Trust Company.

     SECTION 6.5 Reliance; Advice of Counsel.

     The Owner Trustee shall not incur any liability to any Person in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it in good faith to be signed by the proper party or parties. The Owner Trustee may accept and rely upon a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on an Officer's Certificate of the relevant party as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon. In the administration of the trusts hereunder, the Owner Trustee may execute any of the trusts or powers hereof and perform its powers and duties hereunder directly or through agents or attorneys and may consult with counsel, accountants and other skilled Persons to be selected and employed by it, and the Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled Persons and not contrary to this Trust Agreement.

     SECTION 6.6 Liability With Respect to Documents.

     The Owner Trustee, in either its trust or individual capacity, shall not incur any liability to any Person for or in respect of the recitals herein, the validity or sufficiency of this Trust Agreement or for the due execution hereof by each Holder or for the form, character, genuineness, sufficiency, value or validity of any Property or for or in respect of the validity or sufficiency of any of the Operative Agreements and the Owner Trustee, in either its trust or individual capacity, shall in no event assume or incur any liability, duty or obligation to any Person or to any Holder, other than as expressly provided for herein or in any of the other Operative Agreements.

     SECTION 6.7 Not Acting In Individual Capacity.

     All Persons having any claim against the Owner Trustee by reason of the transactions contemplated by the Operative Agreements shall look only to the Trust Estate (or a part thereof, as the case may be) for payment or satisfaction thereof, except as specifically provided in this Article VI and except to the extent that the Owner Trustee shall otherwise expressly agree in any Operative Agreement to which it is a party, including without limitation Section 6.1 hereof and Sections 8.2(a) and 12.9 of the Participation Agreement and the last sentence of Section 5.4 hereof.

     SECTION 6.8 Books and Records; Tax Returns.

          (a) The Owner Trustee shall be responsible for the keeping of all appropriate books and records relating to the receipt and disbursement of all moneys that it may receive hereunder or under any other Operative Agreement. The Owner Trustee shall, at the expense of Lessee (without limiting Lessee's rights to request Advances therefor in accordance with the Participation Agreement), file an application with the Internal Revenue Service for a taxpayer identification number with respect to the trust created hereby. The Owner Trustee shall, at the expense of Lessee, prepare or cause to be prepared and the Owner Trustee shall sign and/or file the federal fiduciary tax return with respect to Taxes due and payable by the trust created hereby in connection with the transactions contemplated hereby and by any other Operative Agreement. Each Holder shall furnish the Owner Trustee with all such information as may be reasonably required from such Holder (as such is requested in writing by the Owner Trustee) in connection with the preparation of such tax returns. The Owner Trustee shall keep copies of all returns delivered to or filed by it.

          (b) The Owner Trustee, in either its trust or individual capacity, shall be under no obligation to appear in, prosecute or defend any action, which in its opinion may require it to incur any out-of-pocket expense or any liability unless the Owner Trustee shall be furnished with such reasonable security and indemnity from Lessee or, at the election of the Majority Secured Parties, from the Holders and the Lenders against such expense or liability as the Owner Trustee may require (except to the extent such action relates to claims excluded from Lessee's indemnification obligations in Section 11.1 or 11.2 of the Participation Agreement). The Owner Trustee may, but shall be under no duty to, undertake such action as it may deem necessary at any and all times, without any further action by the Agent or any Holder to protect one (1) or more of the Properties and the rights and interests of the Holders pursuant to the terms of this Trust Agreement; provided, however, that the Owner Trustee may obtain reimbursement for the out-of-pocket expenses and costs of such actions, undertakings or proceedings from Lessee or, at the election of the Majority Secured Parties, from the Holders and the Lenders (except to the extent such action relates to claims excluded from Lessee's indemnification obligations in Section 11.1 or 11.2 of the Participation Agreement).


                                   ARTICLE VII
                      INDEMNIFICATION OF THE OWNER TRUSTEE

     SECTION 7.1 Indemnification Generally.

     The Owner Trustee is indemnified for matters related to the transactions described herein by Lessee pursuant to Section 11 of the Participation Agreement. Except as may be specifically provided from time to time hereafter in writing by the Holders, the Owner Trustee shall not have any right of indemnification from any Holder with respect to the transactions described herein or in any of the other Operative Agreements.

     SECTION 7.2 Compensation and Expenses.

     Lessee has agreed to pay the fees and expenses of the Owner Trustee and the Holder Unused Fees as provided in Sections 7.3 and 7.4, respectively, of the Participation Agreement.


                                  ARTICLE VIII
                         TERMINATION OF TRUST AGREEMENT

     SECTION 8.1 Termination of Trust Agreement.

     This Trust Agreement and the trusts created hereby shall terminate and the Trust Estate shall, subject to the provisions of the Participation Agreement, the other Operative Agreements and Article IV of this Trust Agreement, be distributed pro rata to the Holders, and this Trust Agreement shall be of no further force or effect, upon the earlier of (a) the joint written request of the Majority Holders following the sale or other final disposition by the Owner Trustee of all property constituting part of the Trust Estate and the final distribution by the Owner Trustee of all moneys or other property or proceeds constituting part of the Trust Estate in accordance with the terms hereof; provided, however, that (except as provided for in the Operative Agreements) the Trust Estate shall not be subject to sale or other final disposition by the Owner Trustee prior to the payment in full and discharge of the Loans and all other indebtedness secured by the Credit Documents and the release of the Credit Documents and the Liens granted thereby and the payment in full of the Holder Amount and Holder Yield thereon and all other amounts owing to the Holders under any of the Operative Agreements and (b) fifty (50) years after the date hereof.

     SECTION 8.2 Termination at Option of the Holders.

     Notwithstanding Section 8.1, this Trust Agreement and the trusts created hereby shall terminate and the Trust Estate shall be distributed pro rata to the Holders, and this Trust Agreement shall be of no further force and effect, upon the joint election of the Holders by notice to the Owner Trustee, if such notice shall be accompanied by the written agreement of each Holder assuming all the obligations of the Owner Trustee under or contemplated by the Operative Agreements and all other obligations of the Owner Trustee incurred by it as trustee hereunder; provided, however, that each Holder agrees, for the express benefit of the Agent and the Lenders, that without the consent of the Majority Lenders, no such election shall be effective until the Liens and security interests of the Security Documents on the Collateral shall have been released and until full payment of the principal of, and interest on the Loans and all other sums due to the Lenders (or, if earlier, payment and performance in full of the Company Obligations) shall have been made. Such written agreement shall be reasonably satisfactory in form and substance to the Owner Trustee and shall release the Owner Trustee from all further obligations of the Owner Trustee hereunder and under the agreements and other instruments mentioned in the preceding sentence.

     SECTION 8.3 Termination at Option of the Owner Trustee.

     At any time that the Lease shall no longer be in full force and effect and the Agent shall have confirmed in writing to the Owner Trustee that the Company Obligations have been paid and performed in full or the Lenders have received payment in full of the principal of and interest on the Loans and that all other sums due to the Agent and the Lenders under the Operative Agreements shall have been made, then the Holders hereby authorize the Owner Trustee to: (a) terminate this Trust Agreement and the trusts created hereby and (b) distribute and convey the Trust Estate pro rata to the Holders by executing the necessary transfer documents as contemplated by Section 8.4. The exercise of such option by the Owner Trustee shall cause this Trust Agreement to be of no further force and effect and shall release the Owner Trustee from all further obligations of the Owner Trustee hereunder and under the agreements and other instruments mentioned in the preceding sentence.

     SECTION 8.4 Actions by the Owner Trustee Upon Termination.

     Upon termination of this Trust Agreement and the trusts created hereby pursuant to Sections 8.1, 8.2 or 8.3, the Owner Trustee shall upon notice of such event take such action as may be necessary or as may be requested by the Majority Holders to transfer the Trust Estate pro rata to the Holders, including without limitation the execution of instruments of transfer or assignment with respect to any of the Operative Agreements to which the Owner Trustee is a party.


                                   ARTICLE IX
                   SUCCESSOR OWNER TRUSTEES, CO-OWNER TRUSTEES
                           AND SEPARATE OWNER TRUSTEES

     SECTION 9.1 Resignation of the Owner Trustee; Appointment of Successor.

          (a) The Owner Trustee may resign at any time without cause by giving at least thirty (30) days' prior written notice to each Holder, the Agent and Lessee; provided, however, that such resignation shall not be effective until the acceptance of appointment by a successor Owner Trustee under
     Section 9.1(b). The Owner Trustee may be removed with or without cause at any time by the Majority Holders upon consent to such removal by the Agent and with sixty (60) days' prior written notice to the Owner Trustee (unless a Credit Agreement Default or Credit Agreement Event of Default shall be continuing, in which case only three (3) days notice need be provided), a copy of which notice shall be concurrently delivered by the Majority Holders to the Agent and Lessee. Any such removal shall be effective upon the acceptance of appointment by a successor Owner Trustee under Section 9.1(b). In case of the resignation or removal of the Owner Trustee, the Holders may appoint a successor Owner Trustee by an instrument signed by the Majority Holders; provided, however, that such successor Owner Trustee must be approved by the Agent. In the event the Owner Trustee shall be an individual, his death or incapacity, or termination of employment (whether voluntary or involuntary) with First Security Bank, National Association (or a successor corporate Owner Trustee) shall be treated as a resignation hereunder and shall be effective immediately. If a successor Owner Trustee shall not have been appointed within thirty (30) days after the giving of written notice of such resignation or the delivery of the written instrument with respect to such removal, the Owner Trustee or any Holder may apply to any court of competent jurisdiction to appoint a successor Owner Trustee to act until such time, if any, as a successor shall have been appointed and shall have accepted its appointment as above provided. Any successor Owner Trustee so appointed by such court shall immediately and without further act be superseded by any successor Owner Trustee appointed as above provided within one (1) year from the date of the appointment by such court.

          (b) Any successor Owner Trustee, however appointed, shall execute and deliver to the predecessor Owner Trustee an instrument accepting such appointment, and thereupon such successor Owner Trustee, without further act shall become vested with all the estates, properties, rights, powers, duties and trusts of the predecessor Owner Trustee in the trusts hereunder with like effect as if originally named an Owner Trustee herein; but nevertheless, upon the written request of such successor Owner Trustee such predecessor Owner Trustee shall execute and deliver an instrument transferring to such successor Owner Trustee, upon the trusts herein expressed, all the estates, properties, rights, powers, duties and trusts of such predecessor Owner Trustee, and such predecessor Owner Trustee shall duly assign, transfer, deliver and pay over to such successor Owner Trustee all moneys or other property then held by such predecessor Owner Trustee upon the trusts herein expressed.

          (c) Any successor Owner Trustee, however appointed, shall be a bank or trust company incorporated and doing business within the United States of America and having a combined capital and surplus of at least $250,000,000, if there be such an institution willing, able and legally qualified to perform the duties of the Owner Trustee hereunder upon reasonable or customary terms.

          (d) Any corporation into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any corporation to which substantially all the corporate trust business of the Owner Trustee may be transferred, shall, subject to the terms of Section 9.1(c), be the Owner Trustee under this Trust Agreement without further act.

     SECTION 9.2 Co-Trustees and Separate Trustees.

     Whenever (a) the Owner Trustee or the Majority Holders shall deem it necessary or prudent in order to conform to any law of any jurisdiction in which all or any part of the Trust Estate shall be situated or to which it may be subject or to make any claim or bring any suit with respect to the Trust Estate or any Operative Agreement, (b) the Owner Trustee or the Majority Holders shall be advised by counsel satisfactory to it or them that it is so necessary or prudent as referenced in Section 9.2(a), or (c) the Owner Trustee shall have been directed to do so by the Majority Holders and the Agent, the Owner Trustee and the Holders shall execute and deliver an agreement supplemental hereto and all other instruments and agreements, and shall take all other action, necessary or proper to constitute one (1) or more Persons who, unless such Persons are Affiliates of the Owner Trustee, officers of the Owner Trustee or Officers of an Affiliate of the Owner Trustee, must meet the requirements of Section 9.1(c) (and the Owner Trustee may appoint one (1) or more of its officers) and who, so long as no Lease Event of Default has occurred and be continuing and to the extent such Person is not an Affiliate or an officer of the Owner Trustee, be subject to the consent of Lessee (which consent shall not be unreasonably withheld or delayed) either as co-trustee or co-trustees (the "Co-Owner Trustee"), jointly with the Owner Trustee, of all or any part of the Trust Estate, or as separate trustee or separate trustees of all or any part of the Trust Estate, and to vest in such Persons, in such capacity, such title to the Trust Estate or any part thereof and such rights or duties as may be necessary or desirable, all for such period and under such terms and conditions as are satisfactory to the Owner Trustee and the Holders. To the extent any Affiliate of the Owner Trustee, any officer of the Owner Trustee or any officer of an Affiliate of the Owner Trustee serves as a Co-Owner Trustee and the Agent, the Majority Secured Parties or the Lessee so requests, either the Owner Trustee (in its individual capacity) or its ultimate parent company or parent holding company shall give a written guarantee (in favor of the Financing Parties and the Credit Parties and on terms and conditions reasonably satisfactory to the Agent, the Majority Secured Parties and the Lessee) of performance of any and all obligations of the Co-Owner Trustee in connection with the Properties and pursuant to the Operative Agreements. In such guarantee, the guarantor shall represent and warrant to the beneficiaries thereof that the guarantor satisfies the requirements of Section 9.1(c) or is a corporation organized and existing under the laws of a state in the United States and has net worth of at least $250,000,000. In accordance with the foregoing:

          (i) The Owner Trustee shall appoint a Co-Owner Trustee hereunder in part so that if, under any present or future law of any state where any Property is located or of any jurisdiction in which it may be necessary to perform any act in carrying out the trusts herein created, the Owner Trustee or any of its successors may be incompetent or unqualified or incapacitated or unwilling to perform certain acts as such Owner Trustee, then upon the written request of the Owner Trustee or any of its successors received by any Co-Owner Trustee, all of such acts required to be performed in such jurisdiction in the execution of the trusts hereby created shall and will be performed by any Co-Owner Trustee, or any of his or its successors, in trust acting alone, as if he or it or such successor had been specifically authorized so to do or had been the sole Owner Trustee hereunder. Any Co-Owner Trustee shall continue to perform such acts until otherwise directed in writing by the Owner Trustee or any of its successors. Any request in writing by the Owner Trustee or any of its successors to the Co-Owner Trustee shall be sufficient warrant for him or it to take such action as may be so requested.

          (ii) Except as it may be deemed necessary for any Co-Owner Trustee or any of his or its successors solely or jointly to execute the trusts herein created, the Owner Trustee or any of its successors shall solely have and exercise the powers, and shall be solely charged with the performance of the duties, hereinbefore declared on the part of the Owner Trustee to be had, exercised and performed; and any Co-Owner Trustee shall not be liable therefor. Any Co-Owner Trustee or any successor to him or it may delegate to the Owner Trustee or its successor hereunder the exercise of any power, discretion or otherwise, conferred by any provision of this Trust Agreement.

          (iii) Any act of the Owner Trustee herein required or authorized shall and will be jointly or separately performed by the Owner Trustee or its successors hereunder and by any Co-Owner Trustee or any of his or its successors appointed hereunder, if such joint performance or separate performance shall be necessary to the legality of such act and when so acting all references herein to "First Security Bank, National Association" shall be deemed to be references to such Co-Owner Trustee in his or its individual capacity and all references to "Owner Trustee" shall be deemed to be references to any Co-Owner Trustee, and such Co-Owner Trustee shall be entitled to all the protection, indemnification, immunity and compensation herein provided to the Owner Trustee acting singly in reference to such acts (subject to the limitations to such a protection, indemnification, immunity and compensation set forth herein).

          (iv) The Owner Trustee or its successor in trust shall have and is hereby given the power at any time by an instrument in writing duly executed by a Vice President of the Trust Company, to remove any Co-Owner Trustee or his or its successor, from his or its position as Co-Owner Trustee hereunder. In the case of death, resignation, removal, incapacity or inability to act hereunder of the Co-Owner Trustee, or his or its successor as Co-Owner Trustee, any adult citizen of the United States of America may be appointed Co-Owner Trustee hereunder by the person who shall at the time be a Vice President of the Person then acting as the Owner Trustee hereunder by an instrument in writing duly executed, and under its seal, and, subject to its right to revoke such appointment or to appoint another Person, the Owner Trustee shall appoint a successor Co-Owner Trustee, such appointment to be immediately effective in case of the death, resignation, removal or inability or incapacity to act hereunder of the Co-Owner Trustee. In the event a vacancy occurs in the office of the Co-Owner Trustee, either by reason of resignation, removal, incapacity or inability to act and no successor is appointed pursuant to the foregoing provisions within thirty (30) days after such vacancy occurs, the Holders and the Agent may jointly appoint a successor to the Co-Owner Trustee in the same manner as is provided for the appointment of a successor to the Co-Owner Trustee hereunder.

          (v) At any time or times, for the purposes of meeting the legal requirements of any jurisdiction in which any part of the Trust Estate hereunder may at the time be located, or to avoid any violation of law or imposition of Taxes not otherwise imposed on the Owner Trustee, or if the Owner Trustee shall deem it desirable for its own protection, the Owner Trustee shall have power to appoint one (1) or more Persons (who may be officers of the Owner Trustee) either to act as an additional co-trustee, jointly with the Owner Trustee of all or any part of the Trust Estate hereunder, or of any property constituting part thereof, or to act as separate trustee of any part of the Trust Estate, in either case with such powers as may be provided in the instrument of appointment and are consistent with the terms hereof, and to vest in such Person or Persons in the capacity as aforesaid, any property, title, right or power deemed necessary or desirable, subject to the remaining provisions of this Section 9.2.

          (vi) Notwithstanding any provision of this Trust Agreement to the contrary, any additional co-trustee shall act upon and be subject to the following terms and conditions:

               All rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred or imposed solely upon and solely exercised and performed by the Owner Trustee except to the extent that under any Law of any jurisdiction in which any particular act or acts are to be performed the Owner Trustee or the Trust Company shall be incompetent or unqualified to perform such act or acts or to avoid any violation of Law or imposition of Taxes not otherwise imposed on the Owner Trustee, or if the Owner Trustee shall deem it desirable for its own protection, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or Co-Owner Trustee.

          (vii) No power granted by this Trust Agreement to, or which this Trust Agreement provides may be exercised by, the Owner Trustee in respect of the custody, control and management of moneys may be exercised by any Co-Owner Trustee or any subsequently appointed co-trustee except jointly with, or with the consent in writing of, the Owner Trustee for disbursement or application in accordance with the terms hereof.

          (viii) All moneys which may be received or collected by any Co-Owner Trustee or such subsequently appointed co-trustees shall be paid over to the Owner Trustee to be distributed in accordance with this Trust Agreement and the other Operative Agreements.

          (ix) Any Co-Owner Trustee, or any subsequently appointed co-trustee to the extent permitted by Law, does hereby constitute the Owner Trustee or its successors hereunder his or its agent or attorney in fact, with full power and authority to do any and all acts and things and exercise any and all discretion authorized or permitted by the Co-Owner Trustee or such subsequently appointed co-trustee, in his or its behalf or in his or its name.

          (x) No trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder.

     SECTION 9.3 Notice.

     At all times that a  successor  Owner  Trustee  is  appointed  pursuant  to
Section 9.1, an Owner Trustee resigns pursuant to Section 9.1 or a Co-Owner Trustee, a co-trustee or separate trustee, is appointed pursuant to Section 9.2, the Holders shall give joint notice of such fact within thirty (30) days of its occurrence to (x) Lessee, if the Lease is then in effect and (y) the Agent, if the Credit Agreement is in effect.

                                    ARTICLE X
                                   AMENDMENTS

     SECTION 10.1 Amendments.

     This Trust Agreement may be terminated, amended, supplemented, waived or modified in accordance with Section 12.4 of the Participation Agreement.

     SECTION 10.2 Limitation on Amendments.

     Notwithstanding Section 10.1, the Owner Trustee shall not, without the consent of the Agent, execute any amendment that might result in the trusts created hereunder being terminated prior to the satisfaction and discharge of the Lien and security interest of the Security Documents on the Collateral or prior to the payment in full of the principal of, and interest on, the Loans and other than in accordance with the terms of the Credit Agreement.


                                   ARTICLE XI
                                  MISCELLANEOUS

     SECTION 11.1 No Legal Title to Trust Estate in the Holders.

     The Holders shall not have legal title to any part of the Trust Estate; provided, however, that each Holder has a pro rata beneficial interest in the Trust Estate. No transfer, by operation of law or otherwise, of any right, title or interest of a Holder in and to the Trust Estate or hereunder shall operate to terminate this Trust Agreement or the Trust or the trusts hereunder or entitle any successor or transferee to an accounting or to the transfer to it of legal title to any part of the Trust Estate.

     SECTION 11.2 Sale of a Property by the Owner Trustee is Binding.

     Any sale, transfer, or other conveyance of any Property or any part thereof by the Owner Trustee made pursuant to the terms of this Trust Agreement or any other Operative Agreement shall bind the Holders and shall be effective to sell, transfer and convey all right, title and interest of the Owner Trustee and the Holders in and to such Property or any part thereof. No purchaser or other grantee shall be required to inquire as to the authorization, necessity, expediency or regularity of such sale or conveyance or as to the application of any sale or other proceeds with respect thereto by the Owner Trustee.

     SECTION 11.3 Limitations on Rights of Others.

     Except as otherwise expressly set forth herein, nothing in this Trust Agreement, whether express or implied, shall be construed to give to any Person, other than the Owner Trustee and each Holder, any legal or equitable right, remedy or claim under or in respect of this Trust Agreement, any covenants, conditions or provisions contained herein or in the Trust Estate, but this Trust Agreement shall be held for the sole and exclusive benefit of the Owner Trustee and the Holders. The Agent shall have the right to enforce the provisions of Sections 5.1, 5.2, 5.3, 5.4, 6.2, 6.8, 8.1, 8.2, 8.3, 9.1, 9.2, 9.3, 10.1 and
10.2 prior to the payment in full of the principal of and interest on the Loans and such other amounts due and payable to the Lenders or the Agent under the Operative Agreements. The rights of the Owner Trustee are subject to the rights of the Lessee set forth in Section 9.2 of the Participation Agreement. The Lessee is a third party beneficiary of those provisions of this Agreement (or which are incorporated or referred to herein) which refer to Lessee and such provisions may not be amended without the Lessee's consent.

     SECTION 11.4 Notices.

     Unless otherwise  expressly specified or permitted by the terms hereof, all
notices   hereunder   shall  be  given  as  provided  in  Section  12.2  of  the
Participation Agreement.

     SECTION 11.5 Severability.

     Any provision of this Trust Agreement that may be determined by competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     SECTION 11.6 Limitation on the Holders' Liability.

     No Holder shall have any liability for the performance of this Trust Agreement except as expressly set forth herein.

     SECTION 11.7 Separate Counterparts.

     This Trust Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one (1) and the same instrument.

     SECTION 11.8 Successors and Assigns.

          (a) All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, Trust Company, the Owner Trustee and its successors and assigns and each Holder and its successors and assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by a Holder shall bind the successors and assigns of such Holder.

          (b) Any Holder may transfer or assign all or any portion of its right, title and interest in the Trust Estate, this Trust Agreement and the Certificate of such Holder in accordance with the requirements of Section
     10.1 of the Participation  Agreement,  in compliance with the provisions of
     Section 11.8(c) and pursuant to an assignment agreement in substantially the form of Exhibit B, which assignment agreement shall provide, without limitation, that the assignee undertakes and assumes all obligations and covenants of a Holder under this Trust Agreement and the other Operative Agreements. The Holder proposing the transfer or assignment shall notify the Owner Trustee, the Agent and Lessee in writing of the effective date of the transfer or assignment, which effective date shall be at least three
     (3) Business Days after the date of such notification. For itself and as agent for the Lessee and the Agent, the Owner Trustee shall maintain a register showing the Holders and their respective interests in the Trust Estate and, upon the occurrence of a permitted assignment pursuant to this
     Section 11.8(b), shall issue a Certificate to the assignee and, if the assigning Holder is maintaining an interest hereunder, a new Certificate to such assigning Holder representing its revised interest in the Trust Estate. The entries in such register shall be conclusive and binding for all purposes, absent manifest error, and the Lessee, the Owner Trustee, the Agent and the Holders may treat each Person whose name is recorded in such register as a Holder hereunder for all purposes of this Trust Agreement. Such register shall be available for inspection by the Lessee, the Owner Trustee, the Agent or any Holder at any reasonable time and from time to time upon reasonable prior notice. The Owner Trustee shall not recognize any purported assignment or transfer by a Holder that does not comply with the terms of this Section 11.8 and any such attempted transfer or assignment by a Holder in violation of the terms of this Section 11.8 shall be null and void and of no effect.

          (c) Subject to and in accordance with Section 11.8(b), each Holder may assign to one or more Eligible Assignees all or a portion of its rights and obligations under the Operative Agreements (including, without limitation, all or a portion of its Holder Advances, its Certificate and its Holder Commitment); provided, however, that

               (i) each such assignment shall be to an Eligible Assignee;

               (ii) except in the case of an assignment to another Holder or an assignment of all of a Holder's rights and obligations under the Operative Agreements, any such partial assignment shall be in an amount at least equal to $5,000 or an integral multiple of $1,000 in excess thereof; and

               (iii) the parties to such assignment shall execute and deliver to the Agent for processing the Certificate subject to such assignment and a processing fee of $3,500.

Upon execution, delivery and acceptance of the assignment and acceptance (in substantially the form attached hereto as Exhibit B), the assignee thereunder shall be a party hereto and, to the extent of such assignment, have (in addition to any such obligations, rights and benefits theretofore held by it) the obligations, rights and benefits of a Holder under the Operative Agreements and the assigning Holder shall, to the extent of such assignment, relinquish its rights and be released from its obligations under the Operative Agreements. Upon the consummation of any assignment pursuant to this Section, the assignor and the Owner Trustee shall make appropriate arrangements so that, if required, new Certificates are issued to the assignor and the assignee. If the assignee is not incorporated under the laws of the United States of America or a state thereof, it shall deliver to the Owner Trustee, the Lessee and the Agent certification as to exemption from deduction or withholding of Taxes in accordance with Section 11.2(e) of the Participation Agreement.

     SECTION 11.9 Headings.

     The  headings  of  the  various   articles  and  sections  herein  are  for
convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     SECTION 11.10 Governing Law.

     THIS TRUST AGREEMENT SHALL BE INTERPRETED AND ENFORCED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF UTAH. WHENEVER POSSIBLE EACH PROVISION OF THIS TRUST AGREEMENT SHALL BE INTERPRETED IN SUCH MANNER AS TO BE EFFECTIVE AND VALID UNDER APPLICABLE LAW, BUT IF ANY PROVISION OF THIS TRUST AGREEMENT SHALL BE PROHIBITED BY OR INVALID UNDER APPLICABLE LAW, SUCH PROVISION SHALL BE INEFFECTIVE TO THE EXTENT OF SUCH PROHIBITION OR INVALIDITY, WITHOUT INVALIDATING THE REMAINDER OF SUCH PROVISION OR THE REMAINING PROVISIONS OF THIS TRUST AGREEMENT.

     SECTION 11.11 Performance by the Holders.

     Any obligation of the Owner Trustee hereunder or under any Operative Agreement or other document contemplated herein may be performed by the Holders (or by one (1) of them with the written consent of the others) and any such performance shall not be construed as a revocation of the trusts created hereby.

     SECTION 11.12 Conflict with Operative Agreements.

     If this Trust Agreement (or any instructions given by a Holder pursuant hereto) shall require that any action be taken with respect to any matter and any other Operative Agreement (or any instructions duly given in accordance with the terms thereof) shall require that a different action be taken with respect to such matter, and such actions shall be mutually exclusive, the provisions of such other Operative Agreement, in respect thereof, shall control.

     SECTION 11.13 No Implied Waiver.

     No term or provision of this Trust Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing entered into as provided in Section 10.1; and any such waiver of the term hereof shall be effective only in the specific instance and for the specific purpose given.

     SECTION 11.14 SUBMISSION TO JURISDICTION; VENUE.

     THE PROVISIONS OF THE PARTICIPATION AGREEMENT RELATING TO SUBMISSION TO JURISDICTION AND VENUE ARE HEREBY INCORPORATED BY REFERENCE HEREIN, MUTATIS MUTANDIS.

     SECTION 11.15.....WAIVERS OF JURY TRIAL.

     EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY, TO THE FULLEST EXTENT ALLOWED BY APPLICABLE LAW, WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS TRUST AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.


                            [signature pages follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers hereunto duly authorized, as of the date set forth above.


                                    HOLDERS:

                                    BANK OF AMERICA, N.A.,
                                    as a Holder

                                    By:    /s/ John G. Hayes
                                        --------------------------------------
                                    Name:  John G. Hayes
                                          ------------------------------------
                                    Title: Principal
                                           -----------------------------------

                                    CSL LEASING, INC.,
                                    as a Holder

                                    By:    /s/ Michael P. Handago
                                        --------------------------------
                                    Name:  Michael P. Handago
                                          ------------------------------------
                                    Title: Vice President
                                           -----------------------------------


                                [signature pages continued]

                                    THE BANK OF NEW YORK,
                                    as a Holder

                                    By:    /s/ Scott Buitekant
                                        --------------------------------
                                    Name:  Scott Buitekant
                                          ------------------------------------
                                    Title: V.P.
                                           -----------------------------------


                                [signature pages continued]

                                    ROYAL BANK OF CANADA,
                                    as a Holder

                                    By:    /s/ Y. J. Bernard
                                        --------------------------------
                                    Name:  Y. J. Bernard
                                          ------------------------------------
                                    Title: Manager
                                           -----------------------------------


                                [signature pages continued]

                                    BANQUE NATIONALE DE PARIS,
                                    as a Holder

                                    By:    /s/ Laurent Vaderzyppe
                                        --------------------------------
                                    Name:  Laurent Vaderzyppe
                                          ------------------------------------
                                    Title: Vice President
                                           -----------------------------------


                                    By:    /s/ Marguerite L. Lebon
                                        --------------------------------
                                    Name:  Marguerite L. Lebon
                                          ------------------------------------
                                    Title: Assistant Vice President
                                           -----------------------------------


                                [signature pages continued]

                                    BANK OF MONTREAL,
                                    as a Holder

                                    By:    /s/ Bruce A. Pietka
                                        --------------------------------
                                    Name:  Bruce A. Pietka
                                          ------------------------------------
                                    Title: Director
                                           -----------------------------------


                                [signature pages continued]

                                    FIRST UNION NATIONAL BANK,
                                    as a Holder

                                    By:    /s/ Austin Rodgers
                                        --------------------------------
                                    Name:  Austin Rodgers
                                          ------------------------------------
                                    Title: Senior Vice President
                                           -----------------------------------


                                [signature pages continued]

                                    OWNER TRUSTEE:

                                    FIRST SECURITY BANK, NATIONAL ASSOCIATION


                                    By:    /s/ C. Scott Nielsen
                                        --------------------------------------
                                    Name:  C. Scott Nielsen
                                          ------------------------------------
                                    Title: Vice President
                                           -----------------------------------


                               (FRI Trust 1999-1)

                              [signature pages end]

                                   SCHEDULE I

                               HOLDER COMMITMENTS

     Name and Address of Holder               Holder Commitment

                                          Amount          Percentage

      Bank of America, N.A.            $1,400,000.00      27.45098040%
      231 South LaSalle Street
      10th Floor
      Chicago, IL  60697
      Attention:  John Hayes
      Telephone: 312-828-1632
      Telecopy:  312-828-3359

      CSL Leasing, Inc.                  $750,000.00      14.70588235%
      1201 Market Street, 8th Floor
      Wilmington, Delaware  19801
      Attention:  Mike Handago
      Telephone:  302-428-3311
      Telecopy:  302-984-4944

      The Bank of New York               $750,000.00      14.70588235%
      One Wall Street
      New York, NY  10286
      Attention:  Scott Buitekant
      Telephone:  212-635-6958
      Telecopy:  212-635-6348

      Bank of Montreal                   $650,000.00      12.74509804%
      115 South LaSalle Street
      12th Floor West
      Chicago, IL  60603
      Attention:  Bruce Pietka
      Telephone:  312-750-6958
      Telecopy:  312-750-6057

      Royal Bank of Canada               $650,000.00      12.74509804%
      Grand Cayman (North America
      No. 1 Branch)
      c/o New York Branch
      1 Liberty Plaza, 4th Floor
      New York, NY  10006-1404
      Attention:  Aurora Lanteigne
      Telephone:  212-428-6338
      Telecopy:  212-428-2372

      with a copy to:

      Royal Bank of Canada
      1 Liberty Plaza, 4th Floor
      New York, NY  10006-1404
      Attention:  Vivian Abdelmessih
      Telephone:  212-428-6318
      Telecopy:  212-428-6201

      Banque Nationale de Paris          $450,000.00       8.82352941%
      499 Park Avenue
      New York, NY  10022
      Attention:  Laurent Vanderzyppe
      Telephone:  212-415-9406
      Telecopy:  212-415-9707

      First Union National Bank          $450,000.00       8.82352941%
      1339 Chestnut Street
      Philadelphia, PA  19101
      Attention:  Brian Haley
      Telephone:  215-973-2372
      Telecopy:  215-786-4114

      TOTAL                            $5,100,000.00     100.00000000%

                                    EXHIBIT A

                           FORM OF HOLDER CERTIFICATE

THIS CERTIFICATE IS REGISTERED AS TO BOTH PRINCIPAL AND HOLDER YIELD WITH THE OWNER TRUSTEE AND TRANSFER MAY BE EFFECTED ONLY IF SUCH TRANSFER IS RECORDED IN THE REGISTER MAINTAINED BY THE OWNER TRUSTEE PURSUANT TO SECTION 11.8(b) OF THE TRUST AGREEMENT REFERRED TO BELOW.

                    FIRST SECURITY BANK, NATIONAL ASSOCIATION

                                  TRUSTEE UNDER

                 TRUST AGREEMENT DATED AS OF SEPTEMBER 27, 1999


                               HOLDER CERTIFICATE

                                FRI TRUST 1999-1


THE HOLDER, AS REFERENCED BELOW, UNDERSTANDS THAT ANY SUBSEQUENT TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN RESTRICTIONS AND CONDITIONS SET FORTH IN THE OPERATIVE AGREEMENTS AND AGREES TO BE BOUND BY, AND NOT TO RESELL, PLEDGE OR OTHERWISE TRANSFER ANY CERTIFICATE EXCEPT IN COMPLIANCE WITH, SUCH RESTRICTIONS AND CONDITIONS AND THE SECURITIES ACT OF 1933, AS AMENDED, TOGETHER WITH THE RULES AND REGULATIONS PROMULGATED THEREUNDER.

                                                                   -----------


     First Security Bank, National Association, as trustee (herein in such capacity called the "Owner Trustee") under that certain Trust Agreement dated as of September 27, 1999 (as amended, modified, supplemented, restated and/or replaced from time to time, herein called the "Trust Agreement", the defined terms therein not otherwise defined herein being used herein with the same meanings), among the several banks and other financial institutions from time to time parties to the Trust Agreement as the Holders and the Owner Trustee, hereby certifies for the benefit of [HOLDER] (the "Holder") as follows: (i) this Holder Certificate is a Holder Certificate referred to in Section 3.1(d) of the Trust Agreement, which Holder Certificate has been issued by the Owner Trustee pursuant to the Trust Agreement in such Holder Commitment amount as is indicated for the Holder in Schedule I to the Trust Agreement, as such Schedule I may be amended, modified, supplemented, restated and/or replaced from time to time, and
(ii) subject to the prior payment of Notes to the extent provided for in Section
8.7 of the Participation Agreement, and to the assignment, pledge or mortgage of the Trust Estate to secure the Notes as set forth in the applicable Operative Agreements, the holder of this Holder Certificate has an undivided beneficial interest in properties of the Owner Trustee constituting part of the Trust Estate and is entitled to receive, as provided in the Trust Agreement, a portion of the Rent received or to be received by the Owner Trustee for the Properties, as well as a portion of certain other payments which may be received by the Owner Trustee pursuant to the terms of the Operative Agreements as more particularly set forth therein.

     All amounts payable hereunder and under the Trust Agreement shall be paid only from the income and proceeds from the Trust Estate and only to the extent that the Owner Trustee (or the Agent on behalf of the Owner Trustee) shall have received sufficient income or proceeds from the Trust Estate to make such payments in accordance with the terms of the Trust Agreement, except as specifically provided in Section 6.1 of the Trust Agreement; and the holder hereof, by its acceptance of this Holder Certificate, agrees that it will look solely to the income and proceeds from the Trust Estate to the extent available for distribution to the holder hereof as provided in the Trust Agreement and that, except as specifically provided in the Trust Agreement, the Owner Trustee is not personally liable to the holder hereof for any amount payable under this Holder Certificate or the Trust Agreement.

     The amounts payable to the holder hereof pursuant to the Trust Agreement shall be paid or caused to be paid by the Owner Trustee to, or for the account of, such Holder, or its nominee, by transferring such amount in immediately available funds to a bank institution or banking institutions with bank wire transfer facilities for the account of such Holder or as otherwise instructed in writing from time to time by such Holder.

     This Holder Certificate shall mature, and all amounts payable to the holder hereof pursuant to the Trust Agreement shall be due and payable, on the Maturity Date.

     This Holder Certificate shall bear a yield on the unpaid amount hereof from time to time outstanding hereunder and under the Trust Agreement at the Holder Yield as provided in the Trust Agreement. The Holder Yield on this Holder Certificate shall be computed as provided in the Trust Agreement and shall be payable at the rates, at the times and from the dates specified in the Trust Agreement.

     From and after the execution of the Participation Agreement, the rights of the holder of this Holder Certificate under the Trust Agreement as well as the beneficial interest of the holder of this Holder Certificate in and to the properties of the Owner Trustee constituting part of the Trust Estate, are subject and subordinate to the rights of the holders of the Notes to the extent provided in the applicable Operative Agreements. The Trust Estate has been or will be assigned, pledged and mortgaged to the Agent, on behalf of the Lenders and the Holders, as security for the Notes and the Holder Certificates. Reference is hereby made to the Trust Agreement, the Participation Agreement, the Credit Agreement, the Security Agreement and the Notes for statements of the rights of the holder of this Holder Certificate and of the rights of the holders of, and the nature and extent of the security for, the Notes, as well as for a statement of the terms and conditions of the trust created by the Trust Agreement, to all of which terms and conditions the holder hereof agrees by its acceptance of this Holder Certificate. Reference is further made to the rights of the Lessee provided for in the Operative Agreements.

     The holder hereof, by its acceptance of this Holder Certificate, agrees not to transfer this Holder Certificate except in accordance with the terms of the Trust Agreement and the other Operative Agreements.

     THIS HOLDER CERTIFICATE SHALL BE INTERPRETED AND ENFORCED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF UTAH. WHENEVER POSSIBLE EACH PROVISION OF THIS HOLDER CERTIFICATE SHALL BE INTERPRETED IN SUCH MANNER AS TO BE EFFECTIVE AND VALID UNDER APPLICABLE LAW, BUT IF ANY PROVISION OF THIS HOLDER CERTIFICATE SHALL BE PROHIBITED BY OR INVALID UNDER APPLICABLE LAW, SUCH PROVISION SHALL BE INEFFECTIVE TO THE EXTENT OF SUCH PROHIBITION OR INVALIDITY, WITHOUT INVALIDATING THE REMAINDER OF SUCH PROVISION OR THE REMAINING PROVISIONS OF THIS HOLDER CERTIFICATE.

         [The remainder of this page has been intentionally left blank.]

     IN WITNESS WHEREOF, the undersigned authorized officer of the Owner Trustee has executed this Holder Certificate as of the date first set forth above.


                                    FIRST SECURITY BANK, NATIONAL ASSOCIATION, not individually, except as expressly set forth herein, but solely as the Owner Trustee under the FRI Trust 1999-1


                                    By:
                                       --------------------------------------
                                    Name:
                                         ------------------------------------
                                    Title:
                                          ------------------------------------

                                    EXHIBIT B

                        FORM OF ASSIGNMENT AND ACCEPTANCE


     THIS ASSIGNMENT AND ACCEPTANCE dated as of ____________ (as amended, modified, supplemented, restated and/or replaced from time to time, the "Assignment and Acceptance") is between [____________________] (the "Assignor") and [_______________] (the "Assignee").

     Reference is made to the Trust Agreement, dated as of September 27, 1999 (as amended, modified, extended, supplemented, restated and/or replaced from time to time, the "Trust Agreement"), among FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity except as stated therein, but solely as the Owner Trustee under the FRI Trust 1999-1 (the "Owner Trustee" or the "Owner Trustee"), and the Holders named therein. Unless otherwise defined herein, terms defined in the Trust Agreement (or pursuant to Section 1 of the Trust Agreement, defined in other agreements) and used herein shall have the meanings given to them in or pursuant to the Trust Agreement.

     The Assignor and the Assignee agree as follows:

     1. The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Effective Date (as defined below), a [___%] interest (the "Assigned Interest") in and to the Assignor's rights and obligations under the Trust Agreement and Participation Agreement with respect to the facility contained in the Trust Agreement and Participation Agreement as are set forth on Schedule 1 hereto (the "Assigned Facility"), in a principal amount for the Assigned Facility as set forth on Schedule 1.

     2. The Assignor (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Trust Agreement or any other Operative Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Trust Agreement, any other Operative Agreement or any other instrument or document furnished pursuant thereto, other than that it has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim;
(b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Owner Trustee or any other obligor or the performance or observance by the Owner Trustee, or any other obligor of any of their respective obligations under the Trust Agreement or any other Operative Agreement or any other instrument or document furnished pursuant hereto or thereto; and (c) attaches the Certificate held by it evidencing the Assigned Facility and requests that the Owner Trustee exchange such Certificate for a new Certificate payable to the Assignee and (if the Assignor has retained any interest in the Assigned Facility) a new Certificate payable to the Assignor in the respective amounts which reflect the assignment being made hereby (and after giving effect to any other assignments which have become effective on the Effective Date).

     3. The Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (b) confirms that it has received copies of the Basic Documents (other than individual Notes and Certificates), and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (c) agrees that it will, independently and without reliance upon the Assignor, the Agent, any other Holder or the Owner Trustee and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Trust Agreement, the other Operative Agreements or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Agent and the Owner Trustee, respectively, to take such action as agent on its behalf and to exercise such powers and discretion under the Trust Agreement, the other Operative Agreements or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Agent and the Owner Trustee, respectively, by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Trust Agreement and the other Operative Agreements to which Assignee is a party and will perform in accordance herewith all the obligations which by the terms of the Trust Agreement and the other Operative Agreements to which Assignee is a party are required to be performed by it as a Holder including without limitation, if it is organized under the laws of a jurisdiction outside the U.S., its obligation pursuant to Section 11.2(e) of the Participation Agreement. In addition, the Assignee represents and warrants that all matters set forth in
Section 6.3 of the Participation Agreement are true and correct as to it (as if it were an "initial Holder" referred to therein) as of the date of this Assignment and Acceptance, and the provisions of such Section 6.3 are hereby incorporated herein as if restated herein in their entirety.

     4. The effective date of this Assignment and Acceptance shall be [________] (the "Effective Date"). Following the execution of this Assignment and Acceptance, it will be delivered to the Owner Trustee for acceptance by it and recording by the Owner Trustee pursuant to Section 11.8(b) of the Trust Agreement, effective as of the Effective Date (which shall not, unless otherwise agreed to by the Owner Trustee, be earlier than three (3) Business Days after the date of notification of such assignment from the Assignor to Owner Trustee).

     5. Upon such acceptance and recording, from and after the Effective Date, the Owner Trustee shall make, or cause to be made, all payments in respect of the Assigned Interest (including without limitation payments of Holder Advance, Holder Yield, fees and other amounts) to the Assignee whether such amounts have accrued prior to the Effective Date or accrue subsequent to the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Owner Trustee for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

     6. From and after the Effective Date, (a) the Assignee shall be a party to the Trust Agreement and, to the extent provided in this Assignment and Acceptance, have (in addition to any such rights and obligations theretofore held by it) the rights and obligations of a Holder thereunder and under the other Operative Agreements and shall be bound by the provisions thereof and (b) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Trust Agreement and the other Operative Agreements.

     7. This Assignment and Acceptance shall be governed by, and construed, INTERPRETED AND ENFORCED in accordance with, the laws of the State of UTAH.

     IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed as of the date first above written by their respective duly authorized officers on Schedule 1 hereto.


                                    [                          ]

                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------


                                    [                          ]

                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------


                                    Consented To:

                                    FRANKLIN TEMPLETON CORPORATE SERVICES, INC., as the Construction Agent and as the Lessee

                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------


                                    BANK OF AMERICA, N.A., as the Agent

                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------


                                    FIRST SECURITY BANK, NATIONAL ASSOCIATION, not individually, but solely as the Owner Trustee under the FRI Trust 1999-1

                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------

                                   SCHEDULE 1
                          TO ASSIGNMENT AND ACCEPTANCE
                        RELATING TO THE TRUST AGREEMENT,
             DATED AS OF SEPTEMBER 27, 1999, (THE "TRUST AGREEMENT")
                                      AMONG
                   FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                   NOT INDIVIDUALLY EXCEPT AS STATED THEREIN,
                        BUT SOLELY AS THE OWNER TRUSTEE,
                                       AND
                           THE HOLDERS PARTIES THERETO


Name of Assignor: [_______________]

Name of Assignee: [_______________]

Effective Date of Assignment:  [_______________]

            Trust Agreement         Holder Advance           Commitment
           Facility Assigned       Amount Assigned      Percentage Assigned

       Holder Commitment Amount    [$____________]      [_______%] of the
       pursuant to                                      aggregate Holder
       above-referenced Trust                           Commitment (which is
       Agreement                                        [_____%] of the
                                                        Assignor's Holder
                                                        Commitment)




      [Name of Assignor]

      By:
         ---------------------------------
      Name:
           -------------------------------
      Title:
            ------------------------------------


      [Name of Assignee]

      By:
         ---------------------------------
      Name:
           -------------------------------
      Title:
            ------------------------------------

--------------------------------------------------------------------------------


                                CREDIT AGREEMENT


                                   Dated as of
                               September 27, 1999

                                      among

                   First Security Bank, National Association,
                           not individually, except as
                            expressly stated herein,
                         but solely as the Owner Trustee
                           under the FRI Trust 1999-1,
                                as the Borrower,

                               The Several Lenders
                        from Time to Time Parties Hereto,

                                       and

                             BANK OF AMERICA, N.A.,
                                  as the Agent



--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                            Page

SECTION 1.  DEFINITIONS......................................................1
      1.1   Definitions......................................................1
      1.2   Interpretation...................................................1

SECTION 2.  AMOUNT AND TERMS OF COMMITMENTS..................................1
      2.1   Commitments......................................................1
      2.2   Notes............................................................2
      2.3   Procedure for Borrowing..........................................2
      2.4   Lender Unused Fees...............................................3
      2.5   Termination or Reduction of Commitments..........................3
      2.6   Prepayments and Payments.........................................4
      2.7   Conversion and Continuation Options..............................5
      2.8   Interest Rates and Payment Dates.................................5
      2.9   Computation of Interest..........................................6
      2.10  Pro Rata Treatment and Payments..................................7
      2.11  Notice of Amounts Payable; Mandatory Assignment..................8

SECTION 3.  REPRESENTATIONS AND WARRANTIES...................................8

SECTION 4.  CONDITIONS PRECEDENT.............................................9
      4.1   Conditions to Effectiveness......................................9
      4.2   Conditions to Each Loan..........................................9

SECTION 5.  COVENANTS........................................................9
      5.1   Other Activities.................................................9
      5.2   Ownership of Properties, Indebtedness............................9
      5.3   Disposition of Assets...........................................10
      5.4   Compliance with Operative Agreements............................10
      5.5   Further Assurances..............................................10
      5.6   Notices.........................................................10
      5.7   Discharge of Liens..............................................10
      5.8   Trust Agreement.................................................10

SECTION 6.  EVENTS OF DEFAULT...............................................11

SECTION 7.  THE AGENT.......................................................13
      7.1   Appointment.....................................................13
      7.2   Delegation of Duties............................................14
      7.3   Exculpatory Provisions..........................................14
      7.4   Reliance by the Agent...........................................14
      7.5   Notice of Default...............................................15
      7.6   Non-Reliance on the Agent and Other Lenders.....................15
      7.7   Indemnification.................................................16

      7.8   The Agent in Its Individual Capacity............................16
      7.9   Successor Agent.................................................16
      7.10  Actions of the Agent on Behalf of Holders.......................17
      7.11  The Agent's Duty of Care........................................17

SECTION 8.  MATTERS RELATING TO PAYMENT AND COLLATERAL......................18
      8.1   Collection and Allocation of Payments and Other Amounts.........18
      8.2   Certain Remedial Matters........................................18
      8.3   Excepted Payments...............................................18

SECTION 9.  MISCELLANEOUS...................................................18
      9.1   Amendments and Waivers..........................................18
      9.2   Notices.........................................................18
      9.3   No Waiver; Cumulative Remedies..................................19
      9.4   Survival of Representations and Warranties......................19
      9.5   Payment of Expenses and Taxes...................................19
      9.6   Successors and Assigns..........................................19
      9.7   Participations..................................................20
      9.8   Assignments.....................................................20
      9.9   The Register....................................................21
      9.10  Adjustments; Set-off............................................22
      9.11  Counterparts....................................................22
      9.12  Severability....................................................23
      9.13  Integration.....................................................23
      9.14  Governing Law...................................................23
      9.15  Submission to Jurisdiction; Venue...............................23
      9.16  Acknowledgments.................................................23
      9.17  Waivers of Jury Trial...........................................24
      9.18  Nonrecourse.....................................................24
      9.19  Usury Savings Provision.........................................24

SCHEDULES

Schedule 2.1  Commitments and Addresses of Lenders


EXHIBITS

Exhibit A-1   Form of Tranche A Note
Exhibit A-2   Form of Tranche B Note
Exhibit B     Form of Assignment and Acceptance

                                CREDIT AGREEMENT


     THIS CREDIT AGREEMENT, dated as of September 27, 1999 (as amended, modified, extended, supplemented, restated and/or replaced from time to time, the "Agreement") is among FIRST SECURITY BANK, NATIONAL ASSOCIATION, not individually, except as expressly stated herein, but solely as the Owner Trustee under the FRI Trust 1999-1 (the "Owner Trustee" or the "Borrower"), the several banks and other financial institutions from time to time parties to this Agreement (the "Lenders") and BANK OF AMERICA, N.A., a national banking association, as a Lender and as the agent for the Lenders (the "Agent").

     The parties hereto hereby agree as follows:


                             SECTION 1. DEFINITIONS

     1.1 Definitions.

     For purposes of this Agreement, capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in Appendix A to that certain Participation Agreement dated as of September 27, 1999 (as amended, modified, extended, supplemented, restated and/or replaced from time to time in accordance with the applicable provisions thereof, the "Participation Agreement") among Franklin Templeton Corporate Services, Inc., Franklin Resources, Inc., as the Guarantor, the Borrower, the various banks and other lending institutions which are parties thereto from time to time, as the Holders, the various banks and other lending institutions which are parties thereto from time to time, as the Lenders, and Bank of America, N.A., as agent for the Lenders and respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests. Unless otherwise indicated, references in this Agreement to articles, sections, paragraphs, clauses, appendices, schedules and exhibits are to the same contained in this Agreement.

     1.2 Interpretation.

     The rules of usage set forth in Appendix A to the Participation Agreement shall apply to this Agreement.


                   SECTION 2. AMOUNT AND TERMS OF COMMITMENTS

     2.1 Commitments.

     (a) Subject to the terms and conditions hereof, each of the Lenders severally agrees to make Tranche A Loans and the Tranche B Loans to the Borrower (subject to the provisions of the last sentence of Section 5.2(c) of the Participation Agreement) from time to time during the Commitment Period in an amount up to such Lender's aggregate Commitment as is set forth adjacent to such Lender's name in Schedule 2.1 hereto for the purpose of enabling the Borrower to purchase the Properties (or acquire a ground leasehold interest therein) and to pay Property Acquisition Costs, Property Costs and Transaction Expenses, provided, that the aggregate principal amount at any one (1) time outstanding with respect to the Tranche A Loans and the Tranche B Loans shall not exceed the amount of the Tranche A Commitments and the Tranche B Commitments respectively. Any prepayments of the Loans, whether mandatory or at the Borrower's election, shall not be subject to reborrowing except as set forth in Section 5.2(d) of the Participation Agreement.

     (b) The Loans may from time to time be (i) Eurodollar Loans, (ii) ABR Loans, or (iii) a combination thereof, as determined by the Borrower and notified to the Agent in accordance with Sections 2.3 and 2.7. In the event the Borrower fails to provide notice pursuant to Section 2.3, the Loan shall be an ABR Loan. Further, any Loans by the Lenders on a given date in an aggregate amount less than $100,000 shall be ABR Loans, unless the remaining Available Commitment for the Lenders in the aggregate is less than $100,000, in which case the Borrower may elect a Eurodollar Loan for such remaining amount.

     (c) The Commitment of each Lender to make Tranche A Loans and Tranche B Loans shall be pro rata among the Lenders.

     2.2 Notes.

     The Loans made by each Lender shall be evidenced by promissory notes of the Borrower, substantially in the form of Exhibit A-1 in the case of the Tranche A Loans (each, a "Tranche A Note") or Exhibit A-2 in the case of the Tranche B
Loans (each, a "Tranche B Note," and with the Tranche A Notes, the "Notes"), with appropriate insertions as to payee and date, payable to the order of such Lender and in a principal amount up to the Tranche A Commitment or Tranche B Commitment, as the case may be, of such Lender. Each Lender is hereby authorized to record the date, Type and amount of each Loan made by such Lender, each continuation thereof, each conversion of all or a portion thereof to another Type, and the date and amount of each payment or prepayment of principal thereof on the schedule annexed to and constituting a part of its Note, and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded, provided, that the failure to make any such recordation or any error in such recordation shall not affect the Borrower's obligations hereunder or under such Note. Each Note shall (i) be dated the Initial Closing Date, (ii) be stated to mature on the Maturity Date and (iii) provide for the payment of principal in accordance with Section 2.6(d) and the payment of interest in accordance with Section 2.8.

     2.3 Procedure for Borrowing.

     (a) The Borrower may borrow under the Commitments during the Commitment Period on any Business Day that an Advance may be requested pursuant to the terms of Section 5.2 of the Participation Agreement, provided, that the Borrower shall give the Agent irrevocable notice (which must be received by the Agent prior to 12:00 Noon, New York City time, at least three (3) Business Days prior to the requested Borrowing Date specifying (i) the amount to be borrowed (which on any date shall not be in excess of the then Available Commitments), (ii) the requested Borrowing Date, (iii) whether the borrowing is to be of Eurodollar

Loans, ABR Loans or a combination thereof, (iv) if the borrowing is to be a combination of Eurodollar Loans and ABR Loans, the respective amounts of each Type of Loan and (v) the Interest Period applicable to each Eurodollar Loan. Pursuant to the terms of the Participation Agreement, the Borrower shall be deemed to have delivered such notice upon the delivery of a notice by the Construction Agent or the Lessee containing such required information. Upon receipt of any such notice from the Borrower, the Agent shall promptly notify each Lender thereof. Each Lender will make the amount of its pro rata share of each borrowing (and in accordance with the percentages of Loans allocated to Tranche A Loans and Tranche B Loans as set forth in Section 5.2(c) of the Participation Agreement) available to the Agent for the account of the Borrower at the office of the Agent specified in Section 9.2 prior to 12:00 Noon, New York City time, on the Borrowing Date requested by the Borrower in funds immediately available to the Agent. Such borrowing will then be made available to the Borrower by the Agent crediting an account designated, subject to Section
9.1 of the Participation Agreement, by the Borrower on the books of such office with the aggregate of the amounts made available to the Agent by the Lenders and in like funds as received by the Agent. No amount of any Loan which is repaid or prepaid by the Borrower may be reborrowed hereunder, except as set forth in
Section 5.2(d) of the Participation Agreement.

     (b) Interest accruing on each Loan during the Construction Period with respect to any Property shall, subject to the limitations set forth in Section 5.1(b) of the Participation Agreement, be added to the principal amount of such Loan on the relevant Scheduled Interest Payment Date. On each such Scheduled Interest Payment Date, the Loan Property Cost and Construction Loan Property Cost shall be increased by the amount of interest added to the Loans.

     2.4 Lender Unused Fees.

     Promptly after receipt of the payment of the Lender Unused Fee payable pursuant to Section 7.4 of the Participation Agreement, the Agent shall distribute such payments to the Lenders pro rata in accordance with their respective Commitments.

     2.5 Termination or Reduction of Commitments.

     (a) Subject to Section 9.1 of the Participation Agreement, the Borrower shall have the right, upon not less than three (3) Business Days' written notice to the Agent, to terminate the Commitments or, from time to time, to reduce the amount of the Commitments, provided, that (i) after giving effect to such reduction, the aggregate outstanding principal amount of the Loans shall not exceed the aggregate Commitments and (ii) such notice shall be accompanied by a certificate of the Construction Agent stating that the amount not less than ninety-seven percent (97%) of aggregate Budgeted Total Property Costs as of the date of such reduction does not exceed the aggregate amount of Available Commitments as of such date after giving effect to such reduction. Any such reduction (A) shall be in an amount equal to the lesser of (1) $1,000,000 (or an even multiple thereof) or (2) the remaining Available Commitments, (B) shall reduce permanently the Commitments then in effect and (C) shall be pro rata for the Commitments of all Lenders and pro rata between the Tranche A Commitments and the Tranche B Commitments.

     (b) The Commitments respecting any particular Property shall automatically be reduced to zero (0) upon the occurrence of the Rent Commencement Date respecting such Property. On any date on which the Commitments shall automatically be reduced to zero (0) pursuant to Section 6, the Borrower shall prepay all outstanding Loans, together with accrued unpaid interest thereon and all other amounts owing under the Operative Agreements.

     2.6 Prepayments and Payments.

     (a) Subject to Sections 9.1, 11.2(e), 11.3 and 11.4 of the Participation Agreement, the Borrower may at any time and from time to time prepay the Loans, in whole or in part, without premium or penalty and without setoff, deduction or counterclaim, upon at least three (3) Business Days' irrevocable notice to the Agent, specifying the date and amount of prepayment and whether the prepayment is of Eurodollar Loans, ABR Loans or a combination thereof, and, if a combination thereof, the amount allocable to each. Upon receipt of any such notice the Agent shall promptly notify each Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein. Amounts prepaid may not be reborrowed, and shall reduce the Commitments and the Available Commitments, except in each case as set forth in Section 5.2(d) of the Participation Agreement.

     (b) If on any date the Borrower or the Agent on behalf of the Borrower shall receive any payment in respect of (i) any Casualty, Condemnation or Environmental Violation pursuant to Sections 15.1(a) or 15.1(g) or Article XVI of the Lease (excluding any payments in respect thereof which are payable to the Lessee in accordance with the Lease), or (ii) the Termination Value of any Property in connection with the delivery of a Termination Notice pursuant to
Article XVI of the Lease, or (iii) the Termination Value of any Property in connection with the exercise of the Purchase Option or Sale Option under Articles XX and XXII of the Lease or the exercise of the option of the Lessor to transfer the Properties to the Lessee pursuant to Section 20.3 of the Lease, or
(iv) any payment required to be made or elected to be made by the Construction Agent to the Lessor pursuant to the terms of the Agency Agreement, then in each case, the Borrower shall pay such amounts to the Agent and the Agent shall be required to apply and pay such amounts in accordance with the provisions of
Section 8.7(b)(ii) of the Participation Agreement.

     (c) Each prepayment of the Loans pursuant to Section 2.6(a) shall be allocated to reduce the respective Loan Property Costs of all Properties pro rata according to the Loan Property Costs of such Properties immediately before giving effect to such prepayment. Each prepayment of the Loans pursuant to
Section 2.6(b) shall be allocated to reduce the Loan Property Cost of the Property or Properties subject to the respective Casualty, Condemnation, Environmental Violation, termination, purchase, transfer or other circumstance giving rise to such prepayment. Any amounts applied to reduce the Loan Property Cost of any Construction Period Property pursuant to this paragraph (c) shall also be applied to reduce the Construction Loan Property Cost of such Property until such Construction Loan Property Cost has been reduced to zero (0).

     (d) The outstanding principal balance of the Loans and all other amounts then due and owing under this Agreement or otherwise with respect to the Loans shall be due and payable in full on the Maturity Date.

     2.7 Conversion and Continuation Options.

     (a) Subject to Section 9.1 of the Participation Agreement, the Borrower may elect from time to time to convert Eurodollar Loans to ABR Loans by giving the Agent at least three (3) Business Days' prior irrevocable notice of such election, provided, that any such conversion of Eurodollar Loans may only be made on the last day of an Interest Period with respect thereto, and provided, further, to the extent a Credit Agreement Event of Default has occurred and is continuing on the last day of any such Interest Period, the applicable Eurodollar Loan shall automatically be converted to an ABR Loan. The Borrower may elect from time to time to convert ABR Loans to Eurodollar Loans by giving the Agent at least three (3) Business Days' prior irrevocable notice of such election. Upon receipt of any such notice, the Agent shall promptly notify each Lender thereof. All or any part of outstanding Eurodollar Loans or ABR Loans may be converted as provided herein, provided, that (i) no ABR Loan may be converted into a Eurodollar Loan after the date that is one (1) month prior to the Maturity Date and (ii) such notice of conversion regarding any Eurodollar Loan shall contain an election by the Borrower of an Interest Period for such Eurodollar Loan to be created by such conversion and such Interest Period shall be in accordance with the terms of the definition of the term "Interest Period" including without limitation subparagraphs (A) through (D) thereof.

     (b) Any Eurodollar Loan may be continued as such upon the expiration of the current Interest Period with respect thereto by the Borrower giving irrevocable notice to the Agent, in accordance with the applicable notice provision for the conversion of ABR Loans to Eurodollar Loans set forth herein, of the length of the next Interest Period to be applicable to such Loan, provided, that no Eurodollar Loan may be continued as such after the date that is one (1) month prior to the Maturity Date, provided, further, no Eurodollar Loan may be continued as such if a Credit Agreement Event of Default has occurred and is continuing as of the last day of the Interest Period for such Eurodollar Loan, and provided, further, that if the Borrower shall fail to give any required notice as described above or otherwise herein, or if such continuation is not permitted pursuant to the proceeding proviso, such Loan shall automatically be converted to an ABR Loan on the last day of such then expiring Interest Period.

     2.8 Interest Rates and Payment Dates.

     (a) The Loans outstanding hereunder from time to time shall bear interest at a rate per annum equal to either (i) with respect to a Eurodollar Loan, the Eurodollar Rate determined for the applicable Interest Period plus the Applicable Percentage or (ii) with respect to an ABR Loan, the ABR, as selected by the Borrower in accordance with the provisions hereof; provided, however, (A) upon delivery by the Agent of the notice described in Section 2.9(c), the Loans of each of the Lenders shall bear interest at the ABR applicable from time to time from and after the dates and during the periods specified in Section 2.9(c), (B) upon the delivery by a Lender of the notice described in Section 11.3(f) of the Participation Agreement, the Loans of such Lender shall bear interest at the ABR applicable from time to time from and after the dates and during the periods specified in Section 11.3(f) of the Participation Agreement and (C) in such other circumstances as expressly provided herein, the Loans shall bear interest at the ABR.

     (b) If (i) all or a portion of (A) the principal amount of any Loan, (B) any interest payable thereon or (C) any other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise) or (ii) (A) a replacement Construction Agent is hired in accordance with the provisions of the Agency Agreement, (B) Completion of all Properties has not occurred on or prior to the Construction Period Termination Date or (C) the cost of any Property exceeds the original Construction Budget therefor (or the applicable Construction Budget modified in accordance with the Operative Agreements) in each case as previously delivered to the Agent, such overdue amount (in the case of Section 2.8(b)(i)) or all Loans, including without limitation principal and interest, and all other amounts payable hereunder (in the case of Section 2.8(b)(ii)) shall bear interest at a rate per annum which is the lesser of (x) the then current rate of interest respecting such payment or other amount (or, if such amount is not then interest-bearing, at the then current rate of interest respecting Eurodollar Loans having an Interest Period of one month and, if such Eurodollar Loans are not then available, at the ABR), as the case may be, plus two percent (2%) and (y) the highest interest rate permitted by applicable law, in each case from the date of such non-payment until such payment is paid in full (whether after or before judgment) (in the case of Section 2.8(b)(i)), Completion of all Properties (in the case of Section 2.8(b)(ii)) or all sums due and all obligations to be performed in each case on account of the Company Obligations are paid and performed in full (in the case of Sections 2.8(b)(i) and 2.8(b)(ii)). All such amounts referenced in this
Section 2.8(b) shall be paid upon demand.

     (c) Interest shall be payable in arrears on the applicable Scheduled Interest Payment Date, provided, that (i) interest accruing pursuant to paragraph (b) of this Section 2.8 shall be payable from time to time on demand and (ii) each prepayment of the Loans shall be accompanied by accrued interest to the date of such prepayment on the amount prepaid.

     2.9 Computation of Interest.

     (a) Whenever it is calculated on the basis of the ABR, interest shall be calculated on the basis of a year of three hundred sixty-five (365) days (or three hundred sixty-six (366) days, as the case may be) for the actual days elapsed; and, otherwise, interest shall be calculated on the basis of a year of three hundred sixty (360) days for the actual days elapsed. The Agent shall as soon as practicable notify the Borrower and the Lenders of each determination of a Eurodollar Rate. Any change in the interest rate on a Loan resulting from a change in the ABR or the Eurocurrency Reserve Requirements shall become effective as of the day on which such change becomes effective. The Agent shall as soon as practicable notify the Borrower and the Lenders of the effective date and the amount of each such change in interest rate.

     (b) Each determination of an interest rate by the Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error.

     (c) If the Eurodollar Rate cannot be determined by the Agent in the manner specified in the definition of the term "Eurodollar Rate", the Agent shall give telecopy or telephonic notice thereof to the Borrower and the Lenders as soon as practicable thereafter. Until such time as the Eurodollar Rate can be determined by the Agent in the manner specified in the definition of such term, no further Eurodollar Loans shall be made or shall be continued as such at the end of the then current Interest Period nor shall the Borrower have the right to convert ABR Loans to Eurodollar Loans.

     2.10 Pro Rata Treatment and Payments.

     (a) Each borrowing by the Borrower from the Lenders hereunder and any reduction of the Commitments of the Lenders shall be made pro rata according to their respective Commitments. Subject to the provisions of Section 8.7 of the Participation Agreement and Section 2.11(b) hereof, each payment (including without limitation each prepayment) by the Borrower on account of principal of and interest on the Loans shall be made pro rata according to the respective outstanding principal amounts on the Loans then held by the Lenders. All payments (including without limitation prepayments) to be made by the Borrower hereunder and under the Notes, whether on account of principal, interest or otherwise, shall be made without setoff or counterclaim and shall be made prior to 12:00 Noon, New York City time, on the due date thereof to the Agent, for the account of the Lenders, at the Agent's office specified in Section 9.2, in Dollars and in immediately available funds. The Agent shall distribute such payments to the Lenders promptly upon receipt in like funds as received. If any payment hereunder becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day; provided, however, if such payment includes an amount of interest calculated with reference to the Eurodollar Rate and the result of such extension would be to extend such payment into another calendar month, then such payment shall be made on the immediately preceding Business Day. In the case of any extension of any payment of principal pursuant to the preceding two (2) sentences, interest thereon shall be payable at the then applicable rate during such extension.

     (b) Unless the Agent shall have been notified in writing by any Lender prior to a borrowing that such Lender will not make its share of such borrowing available to the Agent, the Agent may assume that such Lender is making such amount available to the Agent, and the Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such amount is not made available to the Agent by the required time on the Borrowing Date therefor, such Lender shall pay to the Agent, on demand, such amount with interest thereon at a rate equal to the daily average Federal Funds Effective Rate for the period until such Lender makes such amount immediately available to the Agent. A certificate of the Agent submitted to any Lender with respect to any amounts owing under this Section 2.10(b) shall be conclusive in the absence of manifest error. If such Lender's share of such borrowing is not made available to the Agent by such Lender within three (3) Business Days of such Borrowing Date, the Agent shall also be entitled to recover such amount with interest thereon at the rate as set forth above in this Section 2.10(b) on demand from the Borrower.

     2.11 Notice of Amounts Payable; Mandatory Assignment.

     (a) In the event that any Lender becomes aware that any amounts are or will be owed to it pursuant to Sections 11.2(e), 11.3 or 11.4 of the Participation Agreement or that it is unable to make Eurodollar Loans, then it shall promptly notify the Borrower, the Lessee and the Agent thereof and, as soon as possible thereafter, such Lender shall submit to the Borrower (with a copy to the Agent) a certificate indicating the amount owing to it and the calculation thereof. The amounts set forth in such certificate shall be prima facie evidence of the obligations of the Borrower hereunder.

     (b) In the event that any Lender delivers to the Borrower a certificate in accordance with Section 2.11(a) in connection with amounts payable pursuant to Sections 11.2(e) or 11.3 of the Participation Agreement or such Lender is required to make Loans as ABR Loans in accordance with Section 11.3(f) of the Participation Agreement then, subject to Section 9.1 of the Participation Agreement, the Borrower may, at its own expense (provided, such amounts shall be reimbursed or paid entirely (as elected by the Borrower) by the Lessee, as Supplemental Rent) and in the discretion of the Borrower, (i) require such Lender to transfer or assign, in whole or (with such Lender's consent) in part, without recourse (in accordance with Section 9.8), all or (with such Lender's consent) part of its interests, rights (except for rights to be indemnified for actions taken while a party hereunder) and obligations under this Agreement to a replacement bank or institution if the Borrower (subject to Section 9.1 of the Participation Agreement), with the full cooperation of the Agent and such Lender, can identify a Person who is ready, willing and able to be such replacement bank or institution with respect thereto and such replacement bank or institution (which may be another Lender) shall assume such assigned obligations, or (ii) during such time as no Credit Agreement Default or Credit Agreement Event of Default has occurred and is continuing, terminate the Commitment of such Lender and prepay all outstanding Loans of such Lender;
provided, however, that (x) subject to Section 9.1 of the Participation Agreement, the Borrower or such replacement bank or institution, as the case may be, shall have paid to such Lender in immediately available funds the principal of and interest accrued to the date of such payment on the Loans made by it hereunder and all other amounts owed to it hereunder (and, if such Lender is also a Holder, all Holder Advances and Holder Yield accrued and unpaid thereon),
(y) any termination of Commitments shall be subject to the terms of the first sentence of Section 2.5(a) and shall be pro rata between the Tranche A Commitment and the Tranche B Commitment of such Lender and (z) such assignment or termination of the Commitment of such Lender and prepayment of Loans does not conflict with any law, rule or regulation or order of any court or other Governmental Authority.


                    SECTION 3. REPRESENTATIONS AND WARRANTIES

     To induce the Agent and the Lenders to enter into this Agreement and to make the Loans, each of the Trust Company and the Owner Trustee hereby makes and affirms the representations and warranties set forth in Section 6.1 of the Participation Agreement to the same extent as if such representations and warranties were set forth in this Agreement in their entirety.

                         SECTION 4. CONDITIONS PRECEDENT

     4.1 Conditions to Effectiveness.

     The effectiveness of this Agreement (except with respect to Section 9.5(a)(i) of this Agreement) is subject to the satisfaction of all conditions precedent set forth in Section 5.3 of the Participation Agreement required by said Section to be satisfied on or prior to the Initial Closing Date.

     4.2 Conditions to Each Loan.

     The agreement of each Lender to make any Loan requested to be made by it on any date is subject to the satisfaction of all conditions precedent set forth in
Section 5.3 and 5.4 of the Participation Agreement required by said Sections to be satisfied on or prior to the date of the applicable Loan.

Each borrowing by the Borrower hereunder shall constitute a representation and warranty by the Borrower as of the date of such Loan that the conditions contained in this Section 4.2 have been satisfied.


                              SECTION 5. COVENANTS

     So long as any Loan or Note remains outstanding and unpaid or any other amount is owing to any Lender or the Agent hereunder:

     5.1 Other Activities.

     Except as unanimously authorized by the Holders pursuant to Section 2.2 of the Trust Agreement and unanimously consented to by the Lenders, the Borrower shall not conduct, transact or otherwise engage in, or commit to transact, conduct or otherwise engage in, any business or operations other than the entry into, and exercise of rights and performance of obligations in respect of, the Operative Agreements and other activities incidental or related to the foregoing.

     5.2 Ownership of Properties, Indebtedness.

     Except as unanimously authorized by the Holders pursuant to Section 2.2 of the Trust Agreement and unanimously consented to by the Lenders, the Borrower shall not own, lease, manage or otherwise operate any properties or assets other than in connection with the activities described in Section 5.1, or incur, create, assume or suffer to exist any Indebtedness or other consensual liabilities or financial obligations other than as may be incurred, created or assumed or as may exist in connection with the activities described in Section
5.1 (including without limitation the Loans and other obligations incurred by the Borrower hereunder).

     5.3 Disposition of Assets.

     The Borrower shall not convey, sell, lease, assign, transfer or otherwise dispose of (a) any of the Properties, whether now owned or hereafter acquired, except to the extent expressly contemplated by the Operative Agreements or (b) any other property, business or asset without the prior written unanimous consent of the Holders.

     5.4 Compliance with Operative Agreements.

     The Borrower shall at all times (a) observe and perform all of the covenants, conditions and obligations required to be performed by it (whether in its capacity as the Lessor, the Owner Trustee or otherwise) under each Operative Agreement to which it is a party and (b) observe and perform, or cause to be observed and performed, all of the covenants, conditions and obligations of the Lessor under the Lease, even in the event that the Lease is terminated at stated expiration following a Lease Event of Default or otherwise.

     5.5 Further Assurances.

     At any time and from time to time, upon the written request of the Agent, and at the expense of the Borrower (provided, that without limiting Lessee's right to request Advances in accordance with the provisions of the Participation Agreement, such amounts shall be reimbursed or paid entirely (as elected by the Borrower) by the Lessee, as Supplemental Rent), the Borrower will promptly and duly execute and deliver such further instruments and documents and take such further action as the Agent or the Majority Lenders may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and the other Operative Agreements and of the rights and powers herein or therein granted.

     5.6 Notices.

     If on any date, a Responsible Officer of the Borrower shall obtain actual knowledge of the occurrence of a Credit Agreement Default or Credit Agreement Event of Default, the Borrower will give written notice thereof to the Agent within five (5) Business Days after such date.

     5.7 Discharge of Liens.

     The Borrower and Trust Company shall at all times comply with the provisions of Section 8.2 of the Participation Agreement.

     5.8 Trust Agreement.

     Without prejudice to any right under the Trust Agreement of the Owner Trustee to resign, the Owner Trustee in its individual and trust capacities (a) agrees not to terminate or revoke the trust created by the Trust Agreement except as permitted by Article VIII of the Trust Agreement, (b) agrees not to amend, supplement, terminate, revoke or otherwise modify any provision of the Trust Agreement in any manner which could reasonably be expected to have an

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

adverse effect on the rights or interests of the Agent or the Lenders hereunder or under the other Operative Agreements and (c) agrees to comply with all of the terms of the Trust Agreement.


                          SECTION 6. EVENTS OF DEFAULT

     Upon the occurrence of any of the following specified events (each a "Credit Agreement Event of Default"):

     (a) Except as provided in Section 6(c), the Borrower shall default in the payment when due of any principal on the Loans or default in the payment when due of any interest on the Loans and, in either such case, such default shall continue for three (3) or more days; or

     (b) Subject to Section 8.10 of the Participation Agreement and except as provided in Sections 6(a) and 6(c), the Borrower shall default, and such default shall continue for five (5) or more days, in the payment of any amount owing under any Credit Document (unless Lessee shall be obligated to pay any such amount as Supplemental Rent in which case the five (5) day period referenced in this Section 6(b) shall not commence until the expiration of the thirty (30) day grace period applicable to the payment of Supplemental Rent as referenced in
Section 3.3 of the Lease and Section 8.3(d) of the Participation Agreement); or

     (c) (i) The Borrower shall default in the payment of any amount due on the Maturity Date owing under any Credit Document or (ii) the Borrower shall default in the payment when due of any principal or interest on the Loans or any other amount payable with regard to any obligation of Lessee to pay Termination Value or Maximum Amount when due or to pay Basic Rent or Supplemental Rent at such time as any Termination Value or Maximum Amount is due; or

     (d) Subject to Section 8.10 of the Participation Agreement, the Borrower shall default in the due performance or observance by it of any term, covenant or agreement contained in any Credit Document to which it is a party (other than those referred to in paragraphs (a), (b) and (c) above), provided, that in the case of any such default under Sections 5.4, 5.5 or 5.8(c), such default shall have continued unremedied for a period of at least thirty (30) days after notice to the Borrower and the Lessee by the Agent or the Majority Lenders; or

     (e) Subject to Section 8.10 of the Participation Agreement, any representation, warranty or statement made or deemed made by the Borrower herein or in any other Credit Document or by the Borrower in the Participation Agreement, or in any statement or certificate delivered or required to be delivered pursuant hereto or thereto, shall prove to be untrue in any material respect on the date as of which made or deemed made; or

     (f) Subject to Section 8.10 of the Participation Agreement, (i) any Lease Event of Default shall have occurred and be continuing, or (ii) the Owner Trustee shall default in the due performance or observance by it of any term, covenant or agreement contained in the Participation Agreement or in the Trust Agreement to or for the benefit of the Agent or a Lender, provided, that in the case of this clause (ii) such default shall have continued unremedied for a period of at least thirty (30) days after notice to the Owner Trustee and Lessee by the Agent or the Majority Lenders; or

     (g) The Borrower shall commence a voluntary case concerning itself under the Bankruptcy Code or an involuntary case is commenced against the Borrower and the petition is not contravened within ten (10) days after commencement of the case or an involuntary case is commenced against the Borrower and the petition is not dismissed within sixty (60) days after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of the Borrower; or the Borrower commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Borrower, or there is commenced against the Borrower any such proceeding which remains undismissed for a period of sixty (60) days; or the Borrower is adjudicated insolvent or bankrupt, or any order of relief or other order approving any such case or proceeding is entered; or the Borrower suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of sixty (60) days; or the Borrower makes a general assignment for the benefit of creditors; or any corporate, trust or partnership action is taken by the Borrower for the purpose of effecting any of the foregoing; or

     (h) Any Security Document shall cease to be in full force and effect, or shall cease to give the Agent the Liens, rights, powers and privileges purported to be created thereby (including without limitation a first priority perfected security interest in, and Lien on, all of the Properties), in favor of the Agent on behalf of the Lenders and the Holders, superior to and prior to the rights of all third Persons and subject to no other Liens (except in each case to the extent expressly permitted herein or in any Operative Agreement) other than Prior Liens; or

     (i) The Lease shall cease to be enforceable against the Lessee; or

     (j) One (1) or more judgments or decrees shall be entered against the Borrower involving a liability of $100,000 or more in the aggregate for all such judgments and decrees for the Borrower and any such judgment or decree shall not have been vacated, discharged or stayed or bonded pending appeal within sixty
(60) days from the entry thereof,

then, and in any such event, (A) if such event is a Credit Agreement Event of Default specified in paragraph (g) above with respect to the Borrower, automatically the Commitments shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the Notes shall immediately become due and payable, and (B) if such event is any other Credit Agreement Event of Default, either or both of the following actions may be taken: (i) with the consent of the Majority Lenders, the Agent may, or, upon the request of the Majority Lenders, the Agent shall, by notice to the Borrower declare the Commitments to be terminated forthwith, whereupon the Commitments shall immediately terminate; and (ii) with the consent of the Majority Lenders, the Agent may, or, upon the request of the Majority Lenders, the Agent shall, by notice to the Borrower, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the Notes to be due and payable forthwith, whereupon the same shall immediately become due and payable (any of the foregoing occurrences or actions referred to in clause (A) or (B) above, an "Acceleration"); provided, however, that unless Acceleration occurs as a result of a Credit Agreement Event of Default described in Sections 6(f)(i) or 6(i), Acceleration shall not entitle Owner Trustee, Agent, Lenders or Holders to accelerate the Termination Date or Expiration Date of the Lease, to require Lessee to exercise the Purchase Option or Sale Option or otherwise to purchase the Property or permit the accelerated exercise of any rights or remedies against the Lessee (or to exercise rights under any assignment of the Lease given by Borrower as security for the Loans). Except as expressly provided above in this Section 6, presentment, demand, protest and all other notices of any kind are hereby expressly waived.

     Upon the occurrence of any Credit Agreement Event of Default and at any time thereafter so long as any Credit Agreement Event of Default shall be continuing, the Agent shall, upon the written instructions of the Majority Secured Parties, exercise any or all of the rights and powers and pursue any and all of the remedies available to it hereunder and (subject to the terms thereof) under the other Credit Documents, the Lease and the other Operative Agreements and shall have any and all rights and remedies available under the Uniform Commercial Code or any provision of law.

     Upon the occurrence of any Credit Agreement Event of Default and at any time thereafter so long as any Credit Agreement Event of Default shall be continuing, the Agent may, and upon request of the Majority Secured Parties shall, proceed to protect and enforce this Agreement, the Notes, the other Credit Documents and the Lease by suit or suits or proceedings in equity, at law or in bankruptcy, and whether for the specific performance of any covenant or agreement herein contained or in execution or aid of any power herein granted, or for foreclosure hereunder, or for the appointment of a receiver or receivers for the Property or for the recovery of judgment for the indebtedness secured thereby or for the enforcement of any other proper, legal or equitable remedy available under applicable laws.

     The Borrower shall be liable for any and all accrued and unpaid amounts due hereunder before, after or during the exercise of any of the foregoing remedies, including without limitation all reasonable legal fees and other reasonable costs and expenses incurred by the Agent or any Lender by reason of the occurrence of any Credit Agreement Event of Default or the exercise of remedies with respect thereto.


                              SECTION 7. THE AGENT

     7.1 Appointment.

     Each Lender hereby irrevocably designates and appoints the Agent as the agent of such Lender under this Agreement and the other Operative Agreements, and each such Lender irrevocably authorizes the Agent, in such capacity, to execute the Operative Agreements as agent for and on behalf of such Lender, to take such action on behalf of such Lender under the provisions of this Agreement and the other Operative Agreements and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms of this Agreement and other Operative Agreements, together with such other powers as are reasonably incidental thereto. Without limiting the generality of the foregoing, each of the Lenders hereby specifically acknowledges the terms and provisions of the Participation Agreement and directs the Agent to exercise such powers, make such decisions and otherwise perform such duties as are delegated to the Agent thereunder without being required to obtain any specific consent with respect thereto from any Lender, unless the matter under consideration is a Unanimous Vote Matter or otherwise requires the consent of the Majority Lenders and/or the Majority Secured Parties. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Operative Agreement or otherwise exist against the Agent.

     7.2 Delegation of Duties.

     The Agent may execute any of its duties under this Agreement and the other Operative Agreements by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

     7.3 Exculpatory Provisions.

     Neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (a) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Operative Agreement (except for its or such Person's own gross negligence or willful misconduct) or (b) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrower or any Credit Party or any officer thereof contained in this Agreement or any other Operative Agreement or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Operative Agreement or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Operative Agreement or for any failure of the Borrower or any Credit Party to perform its obligations hereunder or thereunder. The Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Operative Agreement, or to inspect the properties, books or records of the Borrower or any Credit Party.

     7.4 Reliance by the Agent.

     The Agent shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including without limitation counsel to the Borrower or the Lessee), independent accountants and other experts selected by the Agent. The Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Operative Agreement unless it shall first receive such advice or concurrence of the Majority Lenders, the Majority Secured Parties or all Secured Parties, as the case may be, as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Operative Agreements in accordance with a request of the Majority Lenders, the Majority Secured Parties or all Secured Parties, as the case may be, and such and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Notes (or all Secured Parties, as the case may be).

     7.5 Notice of Default.

     The Agent shall not be deemed to have knowledge or notice of the occurrence of any Credit Agreement Default or Credit Agreement Event of Default hereunder, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Agent for the account of the Lenders, unless the Agent has received written notice from a Lender or the Borrower referring to this Agreement, describing such Credit Agreement Default or Credit Agreement Event of Default and stating that such notice is a "notice of default". In the event that the Agent receives such a notice, the Agent shall give notice thereof to the Lenders. The Agent shall take such action with respect to such Credit Agreement Default or Credit Agreement Event of Default as shall be reasonably directed by the Majority Secured Parties; provided, that unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Credit Agreement Default or Credit Agreement Event of Default as it shall deem advisable in the best interests of the Secured Parties; provided, further, the foregoing shall not limit (a) the rights of the Majority Secured Parties to elect remedies as set forth in Section 6 and/or (b) the rights of the Majority Secured Parties or all Secured Parties, as the case may be, as described in the Participation Agreement (including without limitation Sections 8.2(h) and 8.6 of the Participation Agreement).

     7.6 Non-Reliance on the Agent and Other Lenders.

     Each Lender expressly acknowledges that neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Agent hereafter taken, including without limitation any review of the affairs of the Borrower or the Lessee, shall be deemed to constitute any representation or warranty by the Agent to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrower and the Lessee and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Operative Agreements, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrower and the Credit Parties. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Agent hereunder or under any other Operative Agreement, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Borrower or the Lessee which may come into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

     7.7 Indemnification.

     The Lenders agree to indemnify the Agent, in its capacity as such (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their respective Commitment Percentages in effect on the date on which indemnification is sought under this Section 7.7 (or, if indemnification is sought after the date upon which the Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with their Commitment Percentages immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including without limitation at any time following the payment of the Notes) be imposed on, incurred by or asserted against any of them in any way relating to or arising out of, the Commitments, this Agreement, any of the other Operative Agreements or any documents
contemplated   by  or  referred  to  herein  or  therein  or  the   transactions
contemplated hereby or thereby or any action taken or omitted by any of them under or in connection with any of the foregoing; provided, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of the Agent. The agreements in this Section 7.7 shall survive the payment of the Notes and all other amounts payable hereunder.

     7.8 The Agent in Its Individual Capacity.

     The Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower or the Lessee as though the Agent were not the Agent hereunder and under the other Operative Agreements. With respect to its Loans made or renewed by it and any Note issued to it, the Agent shall have the same rights and powers under this Agreement and the other Operative Agreements as any Lender and may exercise the same as though it were not the Agent, and the terms "Lender" and "Lenders" shall include the Agent in its individual capacity.

     7.9 Successor Agent.

     The Agent may, and at the request of the Majority Lenders shall, resign at any time as the Agent upon thirty (30) days' notice to the Lenders, the Borrower and, so long as no Lease Event of Default shall have occurred and be continuing, the Lessee. If the Agent shall resign as the Agent under this Agreement, the

Majority Lenders shall appoint from among the Lenders a successor Agent which successor Agent shall be subject to the approval of the Borrower and, so long as no Lease Event of Default shall have occurred and be continuing, the Lessee, such approval not to be unreasonably withheld or delayed. If no successor Agent is appointed prior to the effective date of the resignation of the resigning Agent, the Agent may appoint, after consulting with the Lenders and subject to the approval of the Borrower and, so long as no Lease Event of Default shall have occurred and be continuing, the Lessee, such approval not to be unreasonably withheld or delayed, a successor Agent from among the Lenders (or such other Person as shall be acceptable to the Majority Lenders). If no successor Agent has accepted appointment as the Agent by the date which is thirty (30) days following a retiring Agent's notice of resignation, the retiring Agent's notice of resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Agent until such time, if any, as the Majority Lenders appoint a successor Agent, as provided for above. Upon the effective date of such resignation, only such successor Agent shall succeed to all the rights, powers and duties of the retiring Agent and the term "Agent" shall mean such successor agent and the retiring Agent's rights, powers and duties in such capacity shall be terminated. After any retiring Agent resigns hereunder as the Agent, the provisions of this
Article VII and Section 9.5 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Agent under this Agreement.

     7.10 Actions of the Agent on Behalf of Holders.

     The parties hereto specifically acknowledge and consent to the Agent's acting on behalf of the Holders as provided in the Participation Agreement, and, in any such case, the Lenders acknowledge that the Holders shall be entitled to vote as "Secured Parties" hereunder to the extent required or permitted by the Operative Agreements (including without limitation Sections 8.2(h) and 8.6 of the Participation Agreement).

     7.11 The Agent's Duty of Care.

     Other than the exercise of reasonable care to assure the safe custody of the Collateral while being held by the Agent hereunder or under any other Operative Agreement, the Agent shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that the Lessee shall be responsible for preservation of all rights in the Collateral, and the Agent shall be relieved of all responsibility for the Collateral upon surrendering it or tendering the surrender of it to the Lessee. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Agent accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Agent shall not have responsibility for taking any necessary steps to preserve rights against any parties with respect to any of the Collateral.

              SECTION 8. MATTERS RELATING TO PAYMENT AND COLLATERAL

     8.1 Collection and Allocation of Payments and Other Amounts.

     The Lessee, the Construction Agent, the Agent, the Lenders, the Holders and the Borrower have agreed pursuant to the terms of Section 8.7 of the Participation Agreement to a procedure for the allocation and distribution of certain payments and distributions, including without limitation the proceeds of Collateral.

     8.2 Certain Remedial Matters.

     Notwithstanding  any other  provision of this Agreement or any other Credit
Document:

     (a) the Borrower shall at all times retain, to the exclusion of all other parties, all rights to Excepted Payments payable to it and to demand, collect or commence an action at law to obtain such payments and to enforce any judgment with respect thereto; and

     (b) the Borrower and each Holder shall at all times retain the right, but not to the exclusion of the Agent, (i) to retain all rights with respect to insurance that Article XIV of the Lease specifically confers upon the "Lessor",
(ii) to provide such insurance as the Lessee shall have failed to maintain or as the Borrower or any Holder may desire, and (iii) to bring an action to enforce compliance by the Lessee with the provisions of Articles VIII, IX, X, XI, XIV and XVII of the Lease.

     8.3 Excepted Payments.

     Notwithstanding any other provision of this Agreement or the Security Documents, any Excepted Payment received at any time by the Agent shall be distributed promptly to the Person entitled to receive such Excepted Payment.

                            SECTION 9. MISCELLANEOUS

     9.1 Amendments and Waivers.

     None of the terms or provisions of this Agreement may be terminated, amended, supplemented, waived or modified except in accordance with the terms of
Section 12.4 of the Participation Agreement and subject to Section 9.6.

     9.2 Notices.

     All notices required or permitted to be given under this Agreement shall be given in accordance with Section 12.2 of the Participation Agreement.

     9.3 No Waiver; Cumulative Remedies.

     No failure to exercise and no delay in exercising, on the part of the Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Credit Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

     9.4 Survival of Representations and Warranties.

     All representations and warranties made by the Borrower under the Operative Agreements shall survive the execution and delivery of this Agreement and the Notes and the making of the Loans hereunder.

     9.5 Payment of Expenses and Taxes.

     The Borrower agrees to (with funds provided by the Lessee as Supplemental Rent except to the extent that any claim for the following would be expressly excluded from Lessee's indemnification obligation under Section 11.1 or 11.2 of the Participation Agreement and without limiting Lessee's right to request Advances in accordance with the provisions of the Participation Agreement): (a) pay all reasonable out-of-pocket costs and expenses of (i) the Agent whether or not the transactions herein contemplated are consummated, in connection with the negotiation, preparation, execution and delivery of the Operative Agreements and the documents and instruments referred to therein (including without limitation the reasonable fees and disbursements of Moore & Van Allen, PLLC) and any amendment, waiver or consent relating thereto (including without limitation the reasonable fees and disbursements of counsel to the Agent) and (ii) the Agent and each of the Lenders in connection with the enforcement of the Operative Agreements and the documents and instruments referred to therein (including without limitation the reasonable fees and disbursements of counsel for the Agent and for each of the Lenders) and (b) pay and hold each of the Lenders harmless from and against any and all present and future stamp and other similar taxes with respect to the foregoing matters and save each of the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Lender) to pay such taxes.

     9.6 Successors and Assigns.

     This Agreement shall be binding upon and inure to the benefit of the Borrower, the Lenders, the Agent, all future holders of the Notes and their respective successors and permitted assigns, except that the Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each Lender. The Lessee is an intended third party beneficiary of those provisions of this Agreement (or incorporated or referred to herein) which refer to Lessee, and such provisions may not be modified or waived without Lessee's consent.

     9.7 Participations.

     Subject to and in accordance with Section 10.1 of the Participation Agreement, each Lender may sell participations to one or more Persons (each, a "Participant") in all or a portion of its rights, obligations or rights and obligations under the Operative Agreements (including all or a portion of its Commitment or its Loans); provided, however, that (a) such Lender's obligations under the Operative Agreements shall remain unchanged, (b) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (c) the Participant shall be entitled to the benefit of the yield protection provisions contained in Sections 11.2(e), 11.3 and 11.4 of the Participation Agreement (provided, that no Participant shall be entitled to receive any greater amount pursuant to such subsections than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such Participant had no such transfer occurred) and the right of set-off contained in Section 9.10(b) of this Agreement and in Section 12.15 of the Participation Agreement (provided, that such Participant shall only be entitled to such right of set-off if it shall have agreed in the agreement pursuant to which it shall have acquired its participating interest to share with the Lenders the proceeds thereof as provided in Section 9.10) and (d) the Borrower shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Operative Agreements, and such Lender shall retain the sole right to enforce the obligations of the Borrower relating to its Loans and its Notes and to approve any amendment, modification, or waiver of any provision of the Operative Agreements (other than amendments, modifications, or waivers decreasing the amount of principal of or the rate at which interest is payable on such Loans or Notes, extending any scheduled principal payment date or date fixed for the payment of interest on such Loans or Notes, or extending its Commitment).

     Any Lender may furnish any information concerning the Borrower, the Guarantor, the Lessee or any Subsidiaries of the Lessee in the possession of such Lender from time to time to participants (including prospective participants), subject, however, to the provisions of Section 12.13 of the Participation Agreement.

     9.8 Assignments.

     (a) Subject to and in accordance with Section 10.1 of the Participation Agreement, each Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under the Operative Agreements (including, without limitation, all or a portion of its Loans, its Notes, and its Commitment); provided, however, that

          (i) each such assignment shall be to an Eligible Assignee;

          (ii) except in the case of an assignment to another Lender or an assignment of all of a Lender's rights and obligations under the Operative Agreements, any such partial assignment shall be in an amount at least equal to $5,000,000 or an integral multiple of $1,000,000 in excess thereof;

          (iii) each such assignment by a Lender shall be of a constant, and not varying, percentage of all of its rights and obligations under the Operative Agreements and the Notes; and

          (iv) the parties to such assignment shall execute and deliver to the Agent for its acceptance an Assignment and Acceptance substantially in the form of Exhibit B hereto, together with any Notes subject to such assignment and a processing fee of $3,500.

Upon execution, delivery, and acceptance of such Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of such assignment, have (in addition to any such obligations, rights and benefits theretofore held by it) the obligations, rights and benefits of a Lender under the Operative Agreements and the assigning Lender shall, to the extent of such assignment, relinquish its rights and benefits and be released from its obligations under the Operative Agreements. Upon the consummation of any assignment pursuant to this Section, the assignor, the Agent and the Borrower shall make appropriate arrangements so that, if required, new Notes are issued to the assignor and the assignee. If the assignee is not incorporated under the laws of the United States of America or a state thereof, it shall deliver to the Borrower, the Agent and the Lessee certification as to exemption from deduction or withholding of Taxes in accordance with Section 11.2(e) of the Participation Agreement.

     (b) Upon its receipt of an Assignment and Acceptance executed by the parties thereto, together with any Note subject to such assignment and payment of the processing fee, the Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit B hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the parties thereto.

     (c) Notwithstanding any other provision set forth in any Operative Agreement, any Lender may at any time assign and pledge all or any portion of its Loans and its Notes to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank. No such assignment shall release the assigning Lender from its obligations hereunder.

     (d) Any Lender may furnish any information concerning the Borrower, the Guarantor, the Lessee or any Subsidiaries of the Lessee in the possession of such Lender from time to time to assignees (including prospective assignees), subject, however, to the provisions of Section 12.13 of the Participation Agreement.

     9.9 The Register.

     As agent for the Lessee and the Borrower, the Agent shall maintain at its address referred to in Section 12.2 of the Participation Agreement a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the Loans owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Lessee, the Borrower, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Lessee, the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

     9.10 Adjustments; Set-off.

     (a) Except as otherwise expressly provided in Sections 2.11(b) or 8.1 hereof and Section 8.7 of the Participation Agreement where, and to the extent, one (1) Lender is entitled to payments prior to other Lenders, if any Lender (a "Benefitted Lender") shall at any time receive any payment of all or part of its Loans, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 6(g), or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Loans, or interest thereon, such Benefitted Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Loans, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the event of such recovery, but without interest.

     (b) In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence of a Credit Agreement Event of Default, the Agent and each Lender is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to the Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by the Agent or such Lender (including without limitation by branches and agencies of the Agent or such Lender wherever located) to or for the credit or the account of the Borrower against and on account of the obligations and liabilities of the Borrower to the Agent or such Lender under this Agreement or under any of the other Operative Agreements, including without limitation all interests in obligations of the Borrower purchased by any such Lender pursuant to Section 9.10(a), and all other claims of any nature or description arising out of or connected with this Agreement or any other Operative Agreement, irrespective or whether or not the Agent or such Lender shall have made any demand and although said obligations, liabilities or claims, or any of them, shall be contingent or unmatured.

     9.11 Counterparts.

     This Agreement may be executed by one (1) or more of the parties to this Agreement on any number of separate counterparts (including without limitation by telecopy), and all of said counterparts taken together shall be deemed to constitute one (1) and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Agent.

     9.12 Severability.

     Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     9.13 Integration.

     This Agreement and the other Operative Agreements represent the agreement of the Borrower, the Agent, and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Operative Agreements.

     9.14 GOVERNING LAW.

     THIS AGREEMENT AND THE NOTES AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA.

     9.15 SUBMISSION TO JURISDICTION; VENUE.

     THE PROVISIONS OF THE PARTICIPATION AGREEMENT RELATING TO SUBMISSION TO JURISDICTION AND VENUE ARE HEREBY INCORPORATED BY REFERENCE HEREIN, MUTATIS MUTANDIS.

     9.16 Acknowledgments.

     The Borrower hereby acknowledges that:

     (a) neither the Agent nor any Lender has any fiduciary relationship with or duty to the Borrower arising out of or in connection with this Agreement or any of the other Credit Documents, and the relationship between the Agent (and the Lenders) and the Borrower, in connection herewith or therewith is solely that of debtor and creditor;

     (b) no joint venture is created hereby or by the other Credit Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Borrower and the Lenders; and

     (c) its rights hereunder are subject to Lessee's rights in Section 9.1 of the Participation Agreement.

     9.17 WAIVERS OF JURY TRIAL.

     THE BORROWER, THE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE FULLEST EXTENT ALLOWED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

     9.18 Nonrecourse.

     Section 12.9 of the Participation Agreement is hereby incorporated herein by this reference. The Agent and the Lenders further agree that the Borrower shall not be responsible for the payment of any amounts owing hereunder (excluding principal and interest (other than Overdue Interest) in respect of the Loans) (such non-excluded amounts, "Supplemental Amounts") except to the extent that payments of Supplemental Rent designated by the Lessee for application to such Supplemental Amounts shall have been paid by the Lessee pursuant to the Lease (it being understood that the failure by the Lessee for any reason to pay any Supplemental Rent in respect of such Supplemental Amounts shall nevertheless be deemed to constitute a default by the Borrower for the purposes of Section 6). Notwithstanding the foregoing provisions of this Section 9.18, nothing in this Agreement or any other Operative Agreement shall (a) constitute a waiver, release or discharge of any obligation evidenced or secured by this Agreement or any other Credit Document, (b) limit the right of the Agent or any Lender to name the Borrower as a party defendant in any action or suit for judicial foreclosure and sale under any Security Document, or (c) affect in any way the validity or enforceability of any guaranty (whether of payment and/or performance) given to the Lessor, the Agent or the Lenders, or of any indemnity agreement given by the Borrower, in connection with the Loans made hereunder.

     9.19 USURY SAVINGS PROVISION.

     IT IS THE INTENT OF THE PARTIES HERETO TO CONFORM TO AND CONTRACT IN STRICT COMPLIANCE WITH APPLICABLE USURY LAW FROM TIME TO TIME IN EFFECT. ANY PAYMENTS CHARACTERIZED AS INTEREST MAY BE REFERRED TO HEREIN AS "INTEREST." ALL AGREEMENTS AMONG THE PARTIES HERETO ARE HEREBY LIMITED BY THE PROVISIONS OF THIS PARAGRAPH WHICH SHALL OVERRIDE AND CONTROL ALL SUCH AGREEMENTS, WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER WRITTEN OR ORAL. IN NO WAY, NOR IN ANY EVENT OR CONTINGENCY (INCLUDING WITHOUT LIMITATION PREPAYMENT OR ACCELERATION OF THE MATURITY OF ANY OBLIGATION), SHALL ANY INTEREST TAKEN, RESERVED, CONTRACTED FOR, CHARGED, OR RECEIVED UNDER THIS AGREEMENT OR OTHERWISE EXCEED THE MAXIMUM NONUSURIOUS AMOUNT PERMISSIBLE UNDER APPLICABLE LAW. IF, FROM ANY POSSIBLE CONSTRUCTION OF ANY OF THE OPERATIVE AGREEMENTS OR ANY OTHER DOCUMENT OR
AGREEMENT, INTEREST WOULD OTHERWISE BE PAYABLE IN EXCESS OF THE MAXIMUM NONUSURIOUS AMOUNT, ANY SUCH CONSTRUCTION SHALL BE SUBJECT TO THE PROVISIONS OF THIS PARAGRAPH AND SUCH AMOUNTS UNDER SUCH DOCUMENTS OR AGREEMENTS SHALL BE

AUTOMATICALLY   REDUCED  TO  THE  MAXIMUM  NONUSURIOUS  AMOUNT  PERMITTED  UNDER
APPLICABLE LAW, WITHOUT THE NECESSITY OF EXECUTION OF ANY AMENDMENT OR NEW DOCUMENT OR AGREEMENT. IF THE AGENT OR ANY LENDER SHALL EVER RECEIVE ANYTHING OF VALUE WHICH IS CHARACTERIZED AS INTEREST WITH RESPECT TO THE OBLIGATIONS OWED HEREUNDER OR UNDER APPLICABLE LAW AND WHICH WOULD, APART FROM THIS PROVISION, BE IN EXCESS OF THE MAXIMUM LAWFUL AMOUNT, AN AMOUNT EQUAL TO THE AMOUNT WHICH WOULD HAVE BEEN EXCESSIVE INTEREST SHALL, WITHOUT PENALTY, BE APPLIED TO THE REDUCTION OF THE COMPONENT OF PAYMENTS DEEMED TO BE PRINCIPAL AND NOT TO THE PAYMENT OF INTEREST, OR REFUNDED TO THE BORROWER OR ANY OTHER PAYOR THEREOF, IF AND TO THE EXTENT SUCH AMOUNT WHICH WOULD HAVE BEEN EXCESSIVE EXCEEDS THE COMPONENT OF PAYMENTS DEEMED TO BE PRINCIPAL. THE RIGHT TO DEMAND PAYMENT OF ANY AMOUNTS EVIDENCED BY ANY OF THE OPERATIVE AGREEMENTS DOES NOT INCLUDE THE RIGHT TO RECEIVE ANY INTEREST WHICH HAS NOT OTHERWISE ACCRUED ON THE DATE OF SUCH DEMAND, AND NEITHER THE AGENT NOR ANY LENDER INTENDS TO CHARGE OR RECEIVE ANY UNEARNED INTEREST IN THE EVENT OF SUCH DEMAND. ALL INTEREST PAID OR AGREED TO BE PAID TO THE AGENT OR ANY LENDER SHALL, TO THE EXTENT PERMITTED BY APPLICABLE LAW, BE AMORTIZED, PRORATED, ALLOCATED, AND SPREAD THROUGHOUT THE FULL STATED TERM (INCLUDING WITHOUT LIMITATION ANY RENEWAL OR EXTENSION) OF THIS AGREEMENT SO THAT THE AMOUNT OF INTEREST ON ACCOUNT OF SUCH PAYMENTS DOES NOT EXCEED THE MAXIMUM NONUSURIOUS AMOUNT PERMITTED BY APPLICABLE LAW.


                         [signature pages to follow]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                    FIRST     SECURITY     BANK,      NATIONAL
                                    ASSOCIATION, not individually, except as expressly stated herein, but solely as the Owner Trustee under the FRI Trust 1999-1


                                    By:   /s/ C. Scott Nielsen
                                          ------------------------------------
                                    Name:  C. Scott Nielsen
                                          ------------------------------------
                                    Title: Vice President
                                          ------------------------------------

                                    BANK OF AMERICA, N.A.,
                                    as the Agent and a Lender


                                    By:    /s/ John G. Hayes
                                          ------------------------------------
                                    Name:  John G. Hayes
                                          ------------------------------------
                                    Title: Principal
                                          ------------------------------------

                         [signature pages continued]

                                    THE CHASE MANHATTAN BANK,
                                    as a Lender

                                    By:    /s/ Gail Weiss
                                          ------------------------------------
                                    Name:  Gail Weiss
                                           -----------------------------------
                                    Title: Vice President
                                           -----------------------------------


                         [signature pages continued]

                                    THE BANK OF NEW YORK,
                                    as a Lender

                                    By:    /s/ Scott H. Buitekant
                                          ------------------------------------
                                    Name:  Scott H. Buitekant
                                          ------------------------------------
                                    Title: Vice President
                                           -----------------------------------


                         [signature pages continued]

                                    ROYAL BANK OF CANADA,
                                   as a Lender

                                    By:    /s/ Y. J. Bernard
                                          ------------------------------------
                                    Name:  Y. J. Bernard
                                          ------------------------------------
                                    Title: Manager
                                           -----------------------------------


                         [signature pages continued]

                                    CITICORP USA, INC.,
                                    as a Lender

                                    By:    /s/ Alexander F. Duka
                                          ------------------------------------
                                    Name:  Alexander F. Duka
                                          ------------------------------------
                                    Title: Vice President
                                           -----------------------------------


                         [signature pages continued]

                                    BANQUE NATIONALE DE PARIS,
                                    as a Lender

                                    By:    /s/ Laurent Vanderzyppe
                                           ------------------------------------
                                    Name:  Laurent Vanderzyppe
                                          ------------------------------------
                                    Title: Vice President
                                           -----------------------------------


                                    By:    /s/ Marguerite L. Lebon
                                          ------------------------------------
                                    Name:  Marguerite L. Lebon
                                          ------------------------------------
                                    Title: Assistant Vice President
                                           -----------------------------------


                         [signature pages continued]

                                    BANK OF MONTREAL,
                                    as a Lender

                                    By:    /s/ Bruce A. Pietka
                                          ------------------------------------
                                    Name:  Bruce A. Pietka
                                          ------------------------------------
                                    Title: Director
                                           -----------------------------------


                         [signature pages continued]

                                    FIRST UNION NATIONAL BANK,
                                    as a Lender

                                    By:    /s/ Austin Rodgers
                                          ------------------------------------
                                    Name:  Austin Rodgers
                                          ------------------------------------
                                    Title: Senior Vice President
                                           -----------------------------------


                            [signature pages end]

                                  Schedule 2.1


                                             Tranche A                           Tranche B
                                             Commitment                          Commitment
                                             ----------                          ----------
Name and Address of Lenders            Amount         Percentage            Amount       Percentage
---------------------------            ------         ----------            ------       ----------

Bank of America, N.A.               $20,680,412.38     14.31170407       $2,919,587.63   14.31170407%
231 South LaSalle Street
10th Floor
Chicago, IL  60697
Attention:  John Hayes
Telephone: 312-828-1632
Telecopy:  312-828-3359

The Chase Manhattan Bank            $21,250,000.00     14.70588235%      $3,000,000.00   14.70588235%
270 Park Avenue
New York, NY  10017
Attention:  Gail Weiss
Telephone:  212-270-5049
Telecopy:  212-270-1789

The Bank of New York                $21,250,000.00     14.70588235%      $3,000,000.00   14.70588235%
One Wall Street
New York, NY  10286
Attention:  Scott Buitekant
Telephone:  212-635-6958
Telecopy:  212-635-6348

Bank of Montreal                    $18,416,666.66     12.74509804%      $2,600,000.00   12.74509804%
115 South LaSalle Street
12th Floor West
Chicago, IL  60603
Attention:  Bruce Pietka
Telephone:  312-750-6958
Telecopy:  312-750-6057

Citicorp USA, Inc.                  $18,986,254.30     13.13927633%      $2,680,412.37   13.13927633%
399 Park Avenue
12th Floor - Zone 11
New York, NY  10043
Attention:  Alex Duka
Telephone:  212-559-4480
Telecopy:  212-371-6309

Royal Bank of Canada                $18,416,666.66     12.74509804%      $2,600,000.00   12.74509804%
Grand   Cayman   (North   America
No. 1) Branch
c/o New York Branch
1 Liberty Plaza, 4th Floor
New York, NY  10006-1404
Attention:  Aurora Lanteigne
Telephone:  212-428-6338
Telecopy:  212-428-2372

with a copy to:

Royal Bank of Canada
1 Liberty Plaza, 4th Floor
New York, NY  10006-1404
Attention:  Vivian Abdelmessih
Telephone:  212-428-6318
Telecopy:  212-428-6201

Banque Nationale de Paris           $12,750,000.00      8.82352941%      $1,800,000.00    8.82352941%
499 Park Avenue
New York, NY  10022
Attention:  Laurent Vanderzyppe
Telephone:  212-415-9406
Telecopy:  212-415-9707

First Union National Bank           $12,750,000.00      8.82352941%      $1,800,000.00    8.82352941%
1339 Chestnut Street
Philadelphia, PA  19101
Attention:  Brian Haley
Telephone:  215-973-2372
Telecopy:  215-786-4114

TOTAL                              $144,500,000.00   1516.85870293%     $20,400,000.00  100.00000000%




                                   Exhibit A-1

THIS TRANCHE A NOTE IS REGISTERED AS TO BOTH PRINCIPAL AND INTEREST WITH THE AGENT AND TRANSFER MAY BE EFFECTED ONLY IF SUCH TRANSFER IS RECORDED IN THE REGISTER MAINTAINED BY THE AGENT PURSUANT TO SECTION 9.9 OF THE CREDIT AGREEMENT REFERRED TO BELOW.

                                 TRANCHE A NOTE

                               (FRI Trust 1999-1)

                                                            [___________, 199__]


     FOR VALUE RECEIVED, the undersigned, FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as the Owner Trustee under the FRI Trust 1999-1 (the "Borrower"), hereby unconditionally promises to pay to the order of [Lender] (the "Lender"), at the office of Bank of America, N.A., located at [__________] or at such other address as may be specified by Bank of America, N.A., in lawful money of the United States of America and in immediately available funds, on the Maturity Date, the aggregate unpaid principal amount of all Tranche A Loans made by the Lender to the Borrower pursuant to Section 2.1 of the Credit Agreement (as defined below). The Borrower agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in Section 2.8 of such Credit Agreement.

     The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of each Tranche A Loan made by the Lender pursuant to the Credit Agreement and the date and amount of each payment or prepayment of principal thereof, each continuation thereof and each conversion of all or a portion thereof to another Type. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement or any error in such endorsement shall not affect the obligations of the Borrower in respect of such Loan.

     This Note (a) is one (1) of the Notes referred to in the Credit Agreement dated as of September 27, 1999 (as amended, modified, extended, supplemented, restated and/or replaced from time to time, the "Credit Agreement"), among the Borrower, the Lender, the other banks and financial institutions from time to time parties thereto and Bank of America, N.A., as the Agent, (b) is subject to the provisions of the Credit Agreement (including without limitation Section
9.18 thereof) and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. Reference is hereby made to the Credit Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.


                                      A1-1

     Upon the occurrence of any one (1) or more of the Credit Agreement Events of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

     All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

     Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA.


         [The remainder of this page has been left blank intentionally.]





                                      A1-2

      IN WITNESS WHEREOF, the undersigned authorized officer of the borrower has executed this note as of the date first set forth above.


                                    FIRST     SECURITY     BANK,      NATIONAL
                                    ASSOCIATION, not individually, but solely as the Owner Trustee under the FRI Trust 1999-1


                                    By:
                                          ------------------------------------
                                    Name:
                                          ------------------------------------
                                    Title:
                                           -----------------------------------



                                      A1-3

                                   Exhibit A-2


THIS TRANCHE B NOTE IS REGISTERED AS TO BOTH PRINCIPAL AND INTEREST WITH THE AGENT AND TRANSFER MAY BE EFFECTED ONLY IF SUCH TRANSFER IS RECORDED IN THE REGISTER MAINTAINED BY THE AGENT PURSUANT TO SECTION 9.9 OF THE CREDIT AGREEMENT REFERRED TO BELOW.

                                 TRANCHE B NOTE

                               (FRI Trust 1999-1)

                                                              [_________, 199__]


     FOR VALUE RECEIVED, the undersigned, FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as the Owner Trustee under the FRI Trust 1999-1 (the "Borrower"), hereby unconditionally promises to pay to the order of [Lender] (the "Lender") at the office of Bank of America, N.A., located at [__________] or at such other address as may be specified by Bank of America, N.A., in lawful money of the United States of America and in immediately available funds, on the Maturity Date, the aggregate unpaid principal amount of all Tranche B Loans made by the Lender to the Borrower pursuant to Section 2.1 of the Credit Agreement (as defined below). The Borrower agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in Section 2.8 of such Credit Agreement.

     The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of each Tranche B Loan made by the Lender pursuant to the Credit Agreement and the date and amount of each payment or prepayment of principal thereof, each continuation thereof and each conversion of all or a portion thereof to another Type. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement or any error in such endorsement shall not affect the obligations of the Borrower in respect of such Loan.

     This Note (a) is one (1) of the Notes referred to in the Credit Agreement dated as of September 27, 1999 (as amended, modified, extended, supplemented, restated and/or replaced from time to time, the "Credit Agreement"), among the Borrower, the Lender, the other banks and financial institutions from time to time parties thereto and Bank of America, N.A., as the Agent, (b) is subject to the provisions of the Credit Agreement (including without limitation Section
9.18 thereof) and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. Reference is hereby made to the Credit Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

     Upon the occurrence of any one (1) or more of the Credit Agreement Events of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

     All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

     Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA.


         [The remainder of this page has been left blank intentionally.]

      IN WITNESS WHEREOF, the undersigned authorized officer of the borrower has executed this note as of the date first set forth above.


                                    FIRST     SECURITY     BANK,      NATIONAL
                                    ASSOCIATION, not individually, but solely as the Owner Trustee under the FRI Trust 1999-1


                                    By:
                                         -------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------

                                    Exhibit B


                            ASSIGNMENT AND ACCEPTANCE


     THIS ASSIGNMENT AND ACCEPTANCE dated as of ____________, (as amended, modified, supplemented, restated and/or replaced from time to time, the "Assignment and Acceptance") is between [____________________] (the "Assignor") and [_______________] (the "Assignee").

     Reference is made to the Credit Agreement, dated as of September 27, 1999 (as amended, modified, extended, supplemented, restated and/or replaced from time to time, the "Credit Agreement"), among FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as the Owner Trustee under the FRI Trust 1999-1 (the "Owner Trustee" or the "Borrower"), the Lenders parties thereto and BANK OF AMERICA, N.A., as the Agent. Unless otherwise defined herein, terms defined in the Credit Agreement (or pursuant to Section 1 of the Credit Agreement, defined in other agreements) and used herein shall have the meanings given to them in or pursuant to the Credit Agreement.

     The Assignor and the Assignee agree as follows:

     1. The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Effective Date (as defined below), a [___%] interest (the "Assigned Interest") in and to the Assignor's rights and obligations under the Credit Agreement and the Participation Agreement with respect to the credit facilities contained in the Credit Agreement and the Participation Agreement as are set forth on
Schedule 1 hereto (the "Assigned Facility"), in a principal amount for the Assigned Facility as set forth on Schedule 1.

     2. The Assignor (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any other Operative Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Operative Agreement or any other instrument or document furnished pursuant thereto, other than that it has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim;
(b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower, or any other obligor or the performance or observance by the Borrower, or any other obligor, of any of their respective obligations under the Credit Agreement or any other Operative
Agreement or any other instrument or document furnished pursuant hereto or thereto; and (c) attaches the Notes held by it evidencing the Assigned Facility and requests that the Agent exchange such Notes for new Notes payable to the Assignee and (if the Assignor has retained any interest in the Assigned Facility) new Notes payable to the Assignor in the respective amounts which reflect the assignment being made hereby (and after giving effect to any other assignments which have become effective on the Effective Date).

     3. The Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (b) confirms that it has received copies of the Basic Documents (other than individual Notes and Certificates), and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (c) agrees that it will, independently and without reliance upon the Assignor, the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Operative Agreements or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Operative Agreements or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and the other Operative Agreements to which Assignee is a party and will perform in accordance herewith all the obligations which by the terms of the Credit Agreement and the other Operative Agreements to which Assignee is a party are required to be performed by it as a Lender including without limitation, if it is organized under the laws of a jurisdiction outside the U.S., its obligation pursuant to Section 11.2(e) of the Participation Agreement.

     4. The effective date of this Assignment and Acceptance shall be [___________] (the "Effective Date"). Following the execution of this Assignment and Acceptance, it will be delivered to the Agent for acceptance by it and recording by the Agent pursuant to Section 9.9 of the Credit Agreement, effective as of the Effective Date (which shall not, unless otherwise agreed to by the Agent, be earlier than five (5) Business Days after the date of such acceptance and recording by the Agent).

     5. Upon such acceptance and recording, from and after the Effective Date, the Agent shall make all payments in respect of the Assigned Interest (including without limitation payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to the Effective Date or accrue subsequent to the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

     6. From and after the Effective Date, (a) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have (in addition to any such rights and obligations theretofore held by it) the rights and obligations of a Lender thereunder and under the other Operative Agreements and shall be bound by the provisions thereof and (b) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement and the other Operative Agreements.

     7. This Assignment and Acceptance shall be governed by, and construed, INTERPRETED AND ENFORCED in accordance with, the laws of the State of CALIFORNIA.

     IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed as of the date first above written by their respective duly authorized officers on Schedule 1 hereto.


                                    [Name of Assignor]

                                    By:
                                          ------------------------------------
                                    Name:
                                          ------------------------------------
                                    Title:
                                          ------------------------------------


                                    [Name of Assignee]

                                    By:
                                          ------------------------------------
                                    Name:
                                          ------------------------------------
                                    Title:
                                          ------------------------------------


                                    Consented To:

                                    FIRST     SECURITY     BANK,      NATIONAL
                                    ASSOCIATION, not individually, but solely as the Owner Trustee under the FRI Trust 1999-1


                                    By:
                                          ------------------------------------
                                    Name:
                                          ------------------------------------
                                    Title:
                                          ------------------------------------


                                    BANK OF AMERICA, N.A., as the Agent


                                    By:
                                          ------------------------------------
                                    Name:
                                          ------------------------------------
                                    Title:
                                          ------------------------------------

[consents required only to the extent expressly provided in Section 9.8 of the Credit Agreement]

                                   SCHEDULE 1
                          TO ASSIGNMENT AND ACCEPTANCE
                        RELATING TO THE CREDIT AGREEMENT,
                         DATED AS OF SEPTEMBER 27, 1999
                                      AMONG
                    FIRST SECURITY BANK, NATIONAL ASSOCIATION
                                NOT INDIVIDUALLY,
                        BUT SOLELY AS THE OWNER TRUSTEE,
                           THE LENDERS PARTIES THERETO
                                       AND
                       BANK OF AMERICA, N.A., AS THE AGENT
                 FOR THE LENDERS (IN SUCH CAPACITY, THE "AGENT")


Name of Assignor:
                  ------------------------------

Name of Assignee:
                  ------------------------------

Effective Date of Assignment:
                              ------------------

      Credit                        Principal               Commitment
      Facility Assigned       Amount Assigned         Percentage Assigned

      Tranche A Commitment    $_____________          ________________%
      Tranche A Loans         $_____________          ________________%
      Tranche B Commitment    $_____________          ________________%
      Tranche B Loans         $_____________          ________________%

      [Name of Assignor]

      By:
          --------------------------------------
      Name:
            ------------------------------------------
      Title:
             -----------------------------------------

      [Name of Assignee]

      By:
          --------------------------------------
      Name:
            ------------------------------------------
      Title:
             -----------------------------------------

--------------------------------------------------------------------------------
                                 LEASE AGREEMENT


                         Dated as of September 27, 1999


                                     between


                   FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                                not individually,
                         but solely as the Owner Trustee
                           under the FRI Trust 1999-1,
                                    as Lessor

                                       and

                  FRANKLIN TEMPLETON CORPORATE SERVICES, INC.,
                                    as Lessee

--------------------------------------------------------------------------------

This Lease Agreement is subject to a security interest in favor of Bank of America, N.A., as the agent for the Lenders and respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests (the "Agent"), under a Security Agreement dated as of September 27, 1999, between First Security Bank, National Association, not individually, but solely as the Owner Trustee under the FRI Trust 1999-1 and the Agent, as amended, modified, extended, supplemented, restated and/or replaced from time to time in accordance with the applicable provisions thereof. This Lease Agreement has been executed in several counterparts. To the extent, if any, that this Lease Agreement constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Lease Agreement may be created through the transfer or possession of any counterpart other than the original counterpart containing the receipt therefor executed by the Agent on the signature page hereof.

                                TABLE OF CONTENTS

ARTICLE I....................................................................1

  1.1 Definitions............................................................1
  1.2 Interpretation.........................................................2

ARTICLE II...................................................................2

  2.1 Property...............................................................2
  2.2 Lease Term.............................................................2
  2.3 Title..................................................................3
  2.4 Lease Supplements......................................................3

ARTICLE III..................................................................3

  3.1 Rent...................................................................3
  3.2 Payment of Basic Rent..................................................3
  3.3 Supplemental Rent......................................................4
  3.4 Performance on a Non-Business Day......................................5
  3.5 Rent Payment Provisions................................................5

ARTICLE IV...................................................................5

  4.1 Taxes; Utility Charges.................................................5

ARTICLE V....................................................................6

  5.1 Quiet Enjoyment........................................................6

ARTICLE VI...................................................................6

  6.1 Net Lease..............................................................6
  6.2 No Termination or Abatement............................................7

ARTICLE VII..................................................................7

  7.1 Ownership of the Properties............................................7

ARTICLE VIII.................................................................9

  8.1 Condition of the Properties............................................9
  8.2 Possession and Use of the Properties..................................10
  8.3 Integrated Properties.................................................11

ARTICLE IX..................................................................11

  9.1 Compliance With Legal Requirements, Insurance Requirements and
      Manufacturer's Specifications and Standards...........................11

ARTICLE X...................................................................12

  10.1  Maintenance and Repair; Return......................................12
  10.2  Environmental Inspection............................................13

ARTICLE XI..................................................................13

  11.1  Modifications.......................................................13

ARTICLE XII.................................................................14

  12.1  Warranty of Title...................................................14

ARTICLE XIII................................................................15

  13.1  Permitted Contests Other Than in Respect of Indemnities.............15
  13.2  Impositions, Utility Charges, Other Matters; Compliance with
        Legal Requirements..................................................16

ARTICLE XIV.................................................................16

  14.1  Public Liability and Workers' Compensation Insurance................16
  14.2  Permanent Hazard and Other Insurance................................17
  14.3  Coverage............................................................17
  14.4  Additional Insurance Requirements...................................18

ARTICLE XV..................................................................19

  15.1  Casualty and Condemnation...........................................19
  15.2  Environmental Matters...............................................21
  15.3  Notice of Environmental Matters.....................................22

ARTICLE XVI.................................................................22

  16.1  Termination Upon Certain Events.....................................22
  16.2  Procedures..........................................................22

ARTICLE XVII................................................................23

  17.1  Lease Events of Default.............................................23
  17.2  Surrender of Possession.............................................26
  17.3  Reletting...........................................................26
  17.4  Damages.............................................................27
  17.5  Power of Sale.......................................................27
  17.6  Final Liquidated Damages............................................27
  17.7  Environmental Costs.................................................28
  17.8  Waiver of Certain Rights............................................28
  17.9  Assignment of Rights Under Contracts................................29
  17.10 Remedies Cumulative.................................................29

ARTICLE XVIII...............................................................29

  18.1  Lessor's Right to Cure Lessee's Lease Defaults......................29

ARTICLE XIX.................................................................30

  19.1  Provisions Relating to Lessee's Exercise of its Purchase Option.....30
  19.2  No Purchase or Termination With Respect to Less than All of a Property..........................................................30

ARTICLE XX..................................................................30

  20.1  Purchase Option or Sale Option-General Provisions...................30
  20.2  Lessee Purchase Option..............................................31
  20.3  Third Party Sale Option.............................................32

ARTICLE XXI.................................................................33

  21.1  [Intentionally Omitted.]............................................33

ARTICLE XXII................................................................33

  22.1  Sale Procedure......................................................33
  22.2  Application of Proceeds of Sale.....................................36
  22.3  Indemnity for Excessive Wear........................................36
  22.4  Appraisal Procedure.................................................36
  22.5  Certain Obligations Continue........................................37
  22.6  Effect of Sale......................................................37

ARTICLE XXIII...............................................................37

  23.1  Holding Over........................................................37

ARTICLE XXIV................................................................38

  24.1  Risk of Loss........................................................38

ARTICLE XXV.................................................................38

  25.1  Assignment..........................................................38
  25.2  Subleases...........................................................39

ARTICLE XXVI................................................................39

  26.1  No Waiver...........................................................39

ARTICLE XXVII...............................................................39

  27.1  Acceptance of Surrender.............................................39
  27.2  No Merger of Title..................................................40

ARTICLE XXVIII..............................................................40

  [Intentionally Omitted]...................................................40

ARTICLE XXIX................................................................40

  29.1  Notices.............................................................40

ARTICLE XXX.................................................................40

  30.1  Miscellaneous.......................................................40
  30.2  Amendments and Modifications........................................40
  30.3  Successors and Assigns..............................................40
  30.4  Headings and Table of Contents......................................41
  30.5  Counterparts........................................................41
  30.6  Governing Law.......................................................41
  30.7  Calculation of Rent.................................................41
  30.8  Memoranda of Lease and Lease Supplements............................41
  30.9  Allocations of Payments.............................................41
  30.10 Limitations on Recourse.............................................42
  30.11 Waivers of Jury Trial...............................................42
  30.12 Exercise of Lessor Rights...........................................42
  30.13 Submission to Jurisdiction; Venue...................................42
  30.14 Usury Savings Provision.............................................42

EXHIBITS

EXHIBIT A     -   Lease Supplement No. ____
EXHIBIT B     -   Memorandum of Lease and Lease Supplement No. ____

                                 LEASE AGREEMENT


     THIS LEASE AGREEMENT dated as of September 27, 1999 (as amended, modified, extended, supplemented, restated and/or replaced from time to time, this "Lease") is between FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, having its principal office at 79 South Main Street, Salt Lake City, Utah 84111, not individually, but solely as the Owner Trustee under the FRI Trust 1999-1, as lessor (the "Lessor"), and, FRANKLIN TEMPLETON CORPORATE SERVICES, INC., a Delaware corporation, having its principal place of business at 777 Mariners Island Boulevard, San Mateo, California 94404, as lessee (the "Lessee").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     A. WHEREAS, subject to the terms and conditions of the Participation Agreement and the Agency Agreement, Lessor will (i) ground lease various parcels of real property, some of which will (or may) have existing Improvements thereon, from Lessee as ground lessor (in such capacity, "Ground Lessor") and
(ii) fund the acquisition, installation, testing, use, development, construction, operation, maintenance, repair, refurbishment and restoration of the Properties by the Construction Agent; and

     B. WHEREAS, the Basic Term shall commence with respect to each Property upon the Property Closing Date with respect thereto; provided, Basic Rent with respect thereto shall not be payable until the applicable Rent Commencement Date; and

     C. WHEREAS, Lessor desires to lease to Lessee, and Lessee desires to lease from Lessor, each Property;

     NOW, THEREFORE, in consideration of the foregoing, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE I

     1.1 Definitions.

     For purposes of this Lease, capitalized terms used in this Lease and not otherwise defined herein shall have the meanings assigned to them in Appendix A to that certain Participation Agreement dated as of September 27, 1999 (as amended, modified, extended, supplemented, restated and/or replaced from time to time in accordance with the applicable provisions thereof, the "Participation Agreement") among Lessee, Franklin Resources, Inc., as the Guarantor, Lessor, the various banks and other lending institutions which are parties thereto from time to time, as the Holders, the various banks and other lending institutions which are parties thereto from time to time, as the Lenders, and Bank of America, N.A., as agent for the Lenders and respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests.

Unless otherwise indicated, references in this Lease to articles, sections, paragraphs, clauses, appendices, schedules and exhibits are to the same contained in this Lease.

     1.2 Interpretation.

     The rules of usage set forth in Appendix A to the Participation Agreement shall apply to this Lease.


                                   ARTICLE II

     2.1 Property.

     Subject to the terms and conditions hereinafter set forth and contained in the respective Lease Supplement relating to each Property, Lessor hereby leases to Lessee and Lessee hereby leases from Lessor, each Property. Notwithstanding anything to the contrary contained in this Lease, immediately upon Parcel Map Recordation (as defined in Section 8.8(b) of the Participation Agreement), without payment of any release price or other consideration, and without further action or the execution of any documents by any Person, the "Land", for all purposes of this Lease, shall exclusively mean the Leased Parcel (as defined in Section 8.8(b) of the Participation Agreement). The provisions of Section 8.8 of the Participation Agreement are hereby incorporated herein by this reference.

     2.2 Lease Term.

     The basic term of this Lease with respect to each Property (the "Basic Term") shall begin upon the Property Closing Date for such Property (in each case the "Basic Term Commencement Date") and shall end on the fifth annual anniversary of the Initial Closing Date (the "Basic Term Expiration Date"), unless the Basic Term is earlier terminated or the term of this Lease is renewed (as described below) in accordance with the provisions of this Lease. Notwithstanding the foregoing, Lessee shall not be obligated to pay Basic Rent until the Rent Commencement Date with respect to such Property.

     To the extent no Default or Event of Default has occurred and is continuing, Lessee may request (by written notice to each Financing Party delivered in each case at least one hundred twenty (120) days prior to the first day of such requested renewal term) the renewal of the term of this Lease for all, but not less than all, the Properties for up to three (3) additional terms, the first of two (2) years' duration from the Basic Term Expiration Date, the second of three (3) years' duration from the expiration date of the first such renewal term and the third of five (5) years' duration from the expiration of the second such renewal term (each, a "Renewal Term"); provided, no such Renewal Term shall be permitted unless Lessor has obtained sufficient financing for such Renewal Term.

     2.3 Title.

     Except as provided in Article V of this Lease, each Property is leased to Lessee without any representation or warranty, express or implied, by Lessor and subject to the rights of parties in possession (if any), the existing state of title (including without limitation the Permitted Liens) and all applicable Legal Requirements. Lessee shall in no event have any recourse against Lessor for any defect in Lessor's title to any Property or any interest of Lessee therein other than for Lessor Liens.

     2.4 Lease Supplements.

     On or prior to each Basic Term Commencement Date, Lessee and Lessor shall each execute and deliver a Lease Supplement for the Property to be leased effective as of such Basic Term Commencement Date in substantially the form of Exhibit A hereto.


                                   ARTICLE III

     3.1 Rent.

          (a) Lessee shall pay Basic Rent in arrears on each Payment Date, and on any date on which this Lease shall terminate with respect to any or all Properties during the Term; provided, however, with respect to each individual Property Lessee shall have no obligation to pay Basic Rent with respect to such Property until the Rent Commencement Date with respect to such Property (notwithstanding that Basic Rent for such Property shall accrue from and including the Scheduled Interest Payment Date immediately preceding such Rent Commencement Date).

          (b) Basic Rent shall be due and payable in lawful money of the United States and shall be paid by wire transfer of immediately available funds on the due date therefor (or within the applicable grace period) to such account or accounts at such bank or banks as Lessor shall from time to time direct.

          (c) Lessee's inability or failure to take possession of all or any portion of any Property when delivered by Lessor, whether or not attributable to any act or omission of Lessor, the Construction Agent, Lessee or any other Person or for any other reason whatsoever, shall not delay or otherwise affect Lessee's obligation to pay Rent for such Property in accordance with the terms of this Lease.

          (d) Lessee shall make all payments of Rent prior to 12:00 Noon, New York City time, on the applicable date for payment of such amount.

     3.2 Payment of Basic Rent.

     Basic Rent shall be paid absolutely net to Lessor or its designee, so that this Lease shall yield to Lessor the full amount thereof, without setoff, deduction or reduction.

     3.3 Supplemental Rent.

     Lessee shall pay to the Person entitled thereto any and all Supplemental Rent when and as the same shall become due and payable. All such payments of Supplemental Rent shall be in the full amount thereof, without setoff, deduction or reduction. Lessee shall pay to the appropriate Person, as Supplemental Rent due and owing to such Person, among other things, within thirty (30) days after demand (unless such payment of Supplemental Rent is due on the due date of any payment of Termination Value in which case such payment of Supplemental Rent shall be due on the due date for such payment of Termination Value and provided, to the extent any such payment of Supplemental Rent is reimbursement for amounts paid by one or more Financing Parties on behalf of any Credit Party pursuant to the Operative Agreements then the Lessee shall also pay interest on such Supplemental Rent calculated at the Overdue Rate from the date any Credit Party has knowledge of the applicable payment from any such Financing Party until such payment of Supplement Rent plus such interest is paid by one of the Credit Parties to the Agent for the account of each such Financing Party), (a) any and all payment obligations (except for amounts payable as Basic Rent, certain Transaction Expenses funded by Advances pursuant to the Operative Agreements, payments of Supplemental Rent to the extent such payments have been previously paid in full by Lessee in accordance with the provisions of the Operative Agreements, principal, interest and yield due and owing under the Notes and the Certificates, respectively, amounts expressly excluded from indemnification pursuant to Sections 11.1, 11.2, 11.7 and 11.8 of the Participation Agreement, amounts due and owing (between the buyer and the seller thereof) as a result of any voluntary sale of an assignment or participation interest by any Lender or Holder under the Operative Agreements and any interest calculated at a rate equal to the daily average Federal Funds Effective Rate payable by any Lender to the Agent pursuant to Section 2.10(b) of the Credit Agreement) owing from time to time under the Operative Agreements by Lessor or the Trust Company to the Agent, any Lender, any Holder or any other Person, (b) interest at the applicable Overdue Rate on any installment of Basic Rent not paid when due (subject to the applicable grace period) for the period for which the same shall be overdue and on any payment of Supplemental Rent not paid when due or demanded by the appropriate Person (subject to any applicable grace period) for the period from the due date or the date of any such demand, as the case may be, until the same shall be paid and (c) amounts referenced as Supplemental Rent obligations pursuant to Section 8.3 of the Participation Agreement. Upon Lessee's payment of any such obligations of Lessor, Lessee shall have the same subrogation rights as against Lessor with respect thereto as are provided in respect of Claims set forth in Section 11.9 of the Participation Agreement, but such rights of subrogation shall be subject and subordinate in all respects to any and all obligations and/or amounts due and owing from time to time by Lessor to any Financing Party. It shall be an additional Supplemental Rent obligation of Lessee to pay to the appropriate Person all rent and other amounts when such become due and owing from time to time under each Ground Lease and without the necessity of any notice from Lessor with regard thereto. The expiration or other termination of Lessee's obligations to pay Basic Rent hereunder shall not limit or modify the obligations of Lessee with respect to Supplemental Rent. Unless expressly provided otherwise in this Lease, in the event of any failure on the part of Lessee to pay and discharge any Supplemental Rent as and when due, Lessee shall also promptly pay and discharge any fine, penalty, interest or cost which may be assessed or added for nonpayment or late payment of such Supplemental Rent, all of which shall also constitute Supplemental Rent.

     3.4 Performance on a Non-Business Day.

     If any Basic Rent is required hereunder on a day that is not a Business Day, then such Basic Rent shall be due on the corresponding Scheduled Interest Payment Date. If any Supplemental Rent is required hereunder on a day that is not a Business Day, then such Supplemental Rent shall be due on the next succeeding Business Day.

     3.5 Rent Payment Provisions.

     Lessee shall make payment of all Basic Rent and Supplemental Rent when due (subject to the applicable grace periods) regardless of whether any of the Operative Agreements pursuant to which same is calculated and is owing shall have been rejected, avoided or disavowed in any bankruptcy or insolvency proceeding involving any of the parties to any of the Operative Agreements. Such provisions of such Operative Agreements and their related definitions are incorporated herein by reference and shall survive any termination, amendment or rejection of any such Operative Agreements.


                                   ARTICLE IV

     4.1 Taxes; Utility Charges.

     Without limiting Lessee's rights to request Advances with respect to any Construction Period Property in accordance with the provisions of the Participation Agreement prior to the Rent Commencement Date, Lessee shall pay or cause to be paid all Impositions with respect to the Properties (except for those expressly excluded from Lessee's indemnification obligation in Section
11.2 of the Participation Agreement) and/or the use, occupancy, operation, repair, access, maintenance or operation thereof and all charges for electricity, power, gas, oil, water, telephone, sanitary sewer service and all other rents, utilities and operating expenses of any kind or type used in or on any Property and related real property during the Term. Upon Lessor's request, Lessee shall provide from time to time Lessor with evidence of all such payments referenced in the foregoing sentence. Lessee shall be entitled to receive any credit or refund with respect to any Imposition or utility charge paid by Lessee. Unless an Event of Default shall have occurred and be continuing, the amount of any credit or refund received by Lessor on account of any Imposition or utility charge paid by Lessee, net of the costs and expenses incurred by Lessor in obtaining such credit or refund, shall be promptly paid over to Lessee; if an Event of Default has occurred such credit or refund shall be applied to the unpaid obligations due and owing to the Financing Parties as determined by the Agent. All charges for Impositions or utilities imposed with respect to any Property for a period during which this Lease expires or terminates shall be adjusted and prorated on a daily basis between Lessor and Lessee, and each party shall pay or reimburse the other for such party's pro rata share thereof.

                                    ARTICLE V

     5.1 Quiet Enjoyment.

     Subject to the rights of Lessor contained in Sections 17.2, 17.3 and 20.3 and the other terms of this Lease and the other Operative Agreements and so long as no Event of Default shall have occurred and be continuing, Lessee shall peaceably and quietly have, hold and enjoy each Property for the applicable Term, free of any claim or other action by Lessor or anyone rightfully claiming by, through or under Lessor (other than Lessee) with respect to any matters arising from and after the applicable Basic Term Commencement Date.


                                   ARTICLE VI

     6.1 Net Lease.

     This Lease shall constitute a net lease, and the obligations of Lessee hereunder are absolute and unconditional. Without limiting Lessee's rights to request Advances with respect to each Construction Period Property in accordance with the provisions of the Participation Agreement prior to the Rent Commencement Date, Lessee shall pay all operating expenses arising out of the use, operation and/or occupancy of each Property. Any present or future law to the contrary notwithstanding, this Lease shall not terminate, nor shall Lessee be entitled to any abatement, suspension, deferment, reduction, setoff, counterclaim, or defense with respect to the Rent, nor shall the obligations of Lessee hereunder be affected (except as expressly herein permitted and by performance of the obligations in connection therewith) for any reason whatsoever, including without limitation by reason of: (a) any damage to or destruction of any Property or any part thereof; (b) any taking of any Property or any part thereof or interest therein by Condemnation or otherwise; (c) any prohibition, limitation, restriction or prevention of Lessee's use, occupancy or enjoyment of any Property or any part thereof, or any interference with such use, occupancy or enjoyment by any Person or for any other reason; (d) any title defect, Lien or any matter affecting title to any Property; (e) any eviction by paramount title or otherwise; (f) any default by Lessor hereunder; (g) any action for bankruptcy, insolvency, reorganization, liquidation, dissolution or other proceeding relating to or affecting the Agent, any Lender, Lessor, Lessee, any Holder or any Governmental Authority; (h) the impossibility or illegality of performance by Lessor, Lessee or both; (i) any action of any Governmental Authority or any other Person; (j) Lessee's acquisition of ownership of all or part of any Property; (k) breach of any warranty or representation with respect to any Property or any Operative Agreement; (l) any defect in the condition, quality or fitness for use of any Property or any part thereof; or (m) any other cause or circumstance whether similar or dissimilar to the foregoing and whether or not Lessee shall have notice or knowledge of any of the foregoing. The parties intend that the obligations of Lessee hereunder shall be covenants, agreements and obligations that are separate and independent from any obligations of Lessor hereunder and shall continue unaffected unless such covenants, agreements and obligations shall have been modified or terminated in accordance with an express provision of this Lease. Nothing in this Section 6.1 or any other provision of this Lease shall constitute a waiver by Lessee of its right to bring an independent cause of action for damages, injunctive relief or declaratory judgment against Lessor for any default or breach by Lessor under this Lease or under any other Operative Agreement; provided, however, that no such cause of action shall under any circumstances entitle Lessee to off-set, abate, deduct from or defer the payment of Basic Rent, Supplemental Rent or such other sums as are payable by Lessee under the Operative Agreements, and any such action shall be subject to Section 12.9 of the Participation Agreement. Lessor and Lessee acknowledge and agree that the provisions of this Section 6.1 have been specifically reviewed and subjected to negotiation.

     6.2 No Termination or Abatement.

     Lessee shall remain obligated under this Lease in accordance with its terms and shall not take any action to terminate, rescind or avoid this Lease, notwithstanding any action for bankruptcy, insolvency, reorganization, liquidation, dissolution, or other proceeding affecting any Person or any Governmental Authority, or any action with respect to this Lease or any Operative Agreement which may be taken by any trustee, receiver or liquidator of any Person or any Governmental Authority or by any court with respect to any Person, or any Governmental Authority. Lessee hereby waives all right (a) to terminate or surrender this Lease (except as permitted under the terms of the Operative Agreements) or (b) to avail itself of any abatement, suspension, deferment, reduction, setoff, counterclaim or defense with respect to any Rent. Lessee shall remain obligated under this Lease in accordance with its terms and Lessee hereby waives any and all rights now or hereafter conferred by statute or otherwise to modify or to avoid strict compliance with its obligations under this Lease. Notwithstanding any such statute or otherwise, Lessee shall be bound by all of the terms and conditions contained in this Lease.


                                   ARTICLE VII

     7.1 Ownership of the Properties.

          (a) Lessor and Lessee intend that for federal and all state and local income taxes, franchise taxes, any other taxes measured by net income and for property, sales, use and transfer taxes, bankruptcy purposes, regulatory purposes, commercial law and real estate purposes and all other purposes (other than for accounting purposes) (A) this Lease will be treated as a financing arrangement and conditional sale of the Properties and (B) Lessee will be treated as the owner of the Properties and will be entitled to all tax benefits ordinarily available to owners of property similar to the Properties for such tax purposes. Except as otherwise required by applicable Law, specifically, without limiting the generality of Sections 7.1(a) and (b), the parties hereto intend and agree that, for purposes of filing federal, state and local returns, reports and other statements relating to income or franchise taxes (including any withholding taxes), or any other taxes imposed upon or measured by income, (i) the transactions contemplated by the Operative Agreements shall be treated as a conditional sale or a financing and the Lessee shall be entitled to take any deduction, credit, allowance or other reporting position consistent with such treatment; and (ii) neither the Lessor, nor any Lender, nor any Holder (subject to the following proviso) shall take any position on its federal, state and local returns, reports and other statements relating to income or franchise taxes that is inconsistent with such treatment or claim any federal or state tax attributes or benefits (including depreciation or cost recovery) relating to the Property; provided, however, that if an appropriate taxing authority shall require the Lessor, any Lender or any Holder to claim any such federal or state tax attributes or benefits, such Person may do so and shall promptly notify the Lessee thereof and shall permit the Lessee to contest such requirement in a manner similar to the contest rights provided in Section 11.2 of the Participation Agreement. Notwithstanding the foregoing, neither party hereto has made, or shall be deemed to have made, any representation or warranty as to the availability of any of the foregoing treatments under applicable accounting rules, tax, bankruptcy, regulatory, commercial or real estate law or under any other set of rules. Lessee shall claim the cost recovery deductions associated with each Property, and Lessor shall not, to the extent not prohibited by Law, take on its tax return a position inconsistent with Lessee's claim of such deductions.

          (b) For all purposes described in Section 7.1(a), Lessor and Lessee intend this Lease to constitute a finance lease and not a true lease. In order to secure the obligations of Lessee now existing or hereafter arising under any and all Operative Agreements, Lessee hereby conveys, grants, assigns, transfers, hypothecates, mortgages and sets over to Lessor, for the benefit of all Financing Parties, a first priority security interest (but subject to the security interest in the assets granted by Lessee in favor of the Agent in accordance with the Security Agreement) in and lien on all right, title and interest of Lessee (now owned or hereafter acquired) in and to all Properties to the extent such is personal property and irrevocably grants and conveys a lien, deed of trust and mortgage on all right, title and interest of Lessee (now owned or hereafter acquired) in and to all Properties to the extent such is a real property. Lessor and Lessee further intend and agree that, for the purpose of securing the obligations of Lessee and/or the Construction Agent now existing or hereafter arising under the Operative Agreements, (i) this Lease shall be a security agreement and financing statement within the meaning of Article 9 of the Uniform Commercial Code respecting each of the Properties and all proceeds (including without limitation insurance proceeds thereof) to the extent such is personal property and an irrevocable grant and conveyance of a lien, deed of trust and mortgage on each of the Properties and all proceeds (including without limitation insurance proceeds thereof) to the extent such is real property; (ii) the acquisition of title by Lessor (or to the extent applicable, a leasehold interest pursuant to a Ground Lease) in each Property referenced in Article II constitutes a grant by Lessee to Lessor of a security interest, lien, deed of trust and mortgage in all of Lessee's right, title and interest in and to each Property and all proceeds (including without limitation insurance proceeds thereof) of the conversion, voluntary or involuntary, of the foregoing into cash, investments, securities or other property, whether in the form of cash, investments, securities or other property, and an assignment of all rents, profits and income produced by each Property; and (iii) notifications to Persons holding such property, and acknowledgments, receipts or confirmations from financial intermediaries, bankers or agents (as applicable) of Lessee shall be deemed to have been given for the purpose of perfecting such lien, security interest, mortgage lien and deed of trust under applicable law. Lessee shall promptly take such actions as necessary (including without limitation the filing of Uniform Commercial Code financing statements, Uniform Commercial Code fixture filings and memoranda

     (or short forms) of this Lease and the various Lease Supplements) to ensure that the lien, security interest, mortgage and deed of trust in each Property and the other items referenced above will be deemed to be a perfected lien, security interest, mortgage lien and deed of trust of first priority under applicable law and will be maintained as such throughout the Term.


                                  ARTICLE VIII

     8.1 Condition of the Properties.

     LESSEE ACKNOWLEDGES AND AGREES THAT IT IS LEASING EACH PROPERTY "AS-IS WHERE-IS" WITHOUT REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED) BY LESSOR (EXCEPT THAT LESSOR SHALL KEEP EACH PROPERTY FREE AND CLEAR OF LESSOR
LIENS) AND IN EACH CASE SUBJECT TO (A) THE EXISTING STATE OF TITLE, (B) THE RIGHTS OF ANY PARTIES IN POSSESSION THEREOF (IF ANY), (C) ANY STATE OF FACTS REGARDING ITS PHYSICAL CONDITION OR WHICH AN ACCURATE SURVEY MIGHT SHOW, (D) ALL APPLICABLE LEGAL REQUIREMENTS AND (E) VIOLATIONS OF LEGAL REQUIREMENTS WHICH MAY EXIST ON THE DATE HEREOF AND/OR THE DATE OF THE APPLICABLE LEASE SUPPLEMENT. NEITHER LESSOR NOR THE AGENT NOR ANY LENDER NOR ANY HOLDER HAS MADE OR SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED) (EXCEPT THAT LESSOR SHALL KEEP EACH PROPERTY FREE AND CLEAR OF LESSOR LIENS) OR SHALL BE DEEMED TO HAVE ANY LIABILITY WHATSOEVER AS TO THE TITLE, VALUE, HABITABILITY, USE, CONDITION, DESIGN, OPERATION, MERCHANTABILITY OR FITNESS FOR USE OF ANY PROPERTY (OR ANY PART THEREOF), OR ANY OTHER REPRESENTATION, WARRANTY OR COVENANT WHATSOEVER, EXPRESS OR IMPLIED (EXCEPT THAT LESSOR SHALL KEEP EACH PROPERTY FREE AND CLEAR OF LESSOR LIENS), WITH RESPECT TO ANY PROPERTY (OR ANY PART THEREOF), AND NEITHER LESSOR NOR THE AGENT NOR ANY LENDER NOR ANY HOLDER SHALL BE LIABLE FOR ANY LATENT, HIDDEN, OR PATENT DEFECT THEREON OR THE FAILURE OF ANY PROPERTY, OR ANY PART THEREOF, TO COMPLY WITH ANY LEGAL REQUIREMENT. LESSEE HAS OR PRIOR TO THE BASIC TERM COMMENCEMENT DATE WILL HAVE BEEN AFFORDED FULL OPPORTUNITY TO INSPECT EACH PROPERTY AND THE IMPROVEMENTS THEREON (IF ANY), IS OR WILL BE (INSOFAR AS LESSOR, THE AGENT, EACH LENDER AND EACH HOLDER ARE CONCERNED) SATISFIED WITH THE RESULTS OF ITS INSPECTIONS AND IS ENTERING INTO THIS LEASE SOLELY ON THE BASIS OF THE RESULTS OF ITS OWN INSPECTIONS, AND ALL RISKS INCIDENT TO THE MATTERS DESCRIBED IN THE PRECEDING SENTENCE, AS BETWEEN LESSOR, THE AGENT, THE LENDERS AND THE HOLDERS, ON THE ONE HAND, AND LESSEE, ON THE OTHER HAND, ARE TO BE BORNE BY LESSEE.

     8.2 Possession and Use of the Properties.

          (a) At all times during the Term with respect to each Property, such Property shall be a Permitted Facility and shall be used by Lessee in the ordinary course of its business. Lessee shall pay, or cause to be paid, all charges and costs required in connection with the use of the Properties as contemplated by this Lease. Lessee shall not commit or permit any waste of the Properties or any part thereof.

          (b) The address stated in Section 29.1 of this Lease is the principal place of business and chief executive office of Lessee (as such terms are used in Section 9-103(3) of the Uniform Commercial Code of any applicable jurisdiction), and Lessee will provide Lessor with prior written notice of any change of location of its principal place of business or chief executive office. Regarding a particular Property, each Lease Supplement correctly identifies the initial location of the related Equipment (if any) and Improvements (if any) and contains an accurate legal description for the related parcel of Land or a copy of the Ground Lease (if any). The Equipment and Improvements respecting each particular Property will be located only at the location identified in the applicable Lease Supplement.

          (c) Lessee will not attach or incorporate any item of Equipment to or in any other item of equipment or personal property or to or in any real property in a manner that could give rise to the assertion of a claim that such item of Equipment is subject to a Lien in favor of a third party that is prior to the Liens thereon created by the Operative Agreements.

          (d) On the Basic Term Commencement Date for each Property, Lessor and Lessee shall execute a Lease Supplement in regard to such Property which shall contain an Equipment Schedule that has a general description of the Equipment which shall comprise the Property, an Improvement Schedule that has a general description of the Improvements which shall comprise the Property and a legal description of the Land to be leased hereunder (or in the case of any Property subject to a Ground Lease to be subleased hereunder) as of such date. Each Property subject to a Ground Lease shall be deemed to be ground subleased from Lessor to Lessee as of the Basic Term Commencement Date, and such ground sublease shall be in effect until this Lease is terminated or expires, in each case in accordance with the terms and provisions hereof. Lessee shall satisfy and perform all obligations imposed on Lessor under each Ground Lease. Simultaneously with the execution and delivery of each Lease Supplement, such Equipment, Improvements, Land, ground subleasehold interest, all additional Equipment and all additional Improvements which are financed under the Operative Agreements after the Basic Term Commencement Date and the remainder of such Property shall be deemed to have been accepted by Lessee for all purposes of this Lease and to be subject to this Lease without limiting any claims of Lessee against third parties (other than Financing Parties) on account thereof.

          (e) At all times during the Term with respect to each Property, Lessee will comply with all obligations applicable to such Property under and (to the extent no Event of Default exists and provided that such exercise will not impair the value, utility or remaining useful life of such Property) shall be permitted to exercise all rights and remedies under, all operation and easement agreements and related or similar agreements applicable to such Property and to retain the benefits thereof.

     8.3 Integrated Properties.

     On the Rent Commencement Date for each Property, Lessee shall, at its sole cost and expense, cause such Property and the applicable property subject to a Ground Lease to constitute (and for the duration of the Term shall continue to constitute) all of the equipment, facilities, rights, other personal property and other real property necessary or appropriate to operate, utilize, maintain control a Permitted Facility in a commercially reasonable manner, other than Lessee's tenant improvements and equipment and personal property used in the operation of Lessee's business which were not financed with Advances which are not integral to the operation of the Improvements as a real estate project or any of the basic infrastructure systems thereof.


                                   ARTICLE IX

9.1   Compliance   With   Legal   Requirements,   Insurance   Requirements   and
      Manufacturer's Specifications and Standards.

     Subject to the terms of Article XIII relating to permitted contests, Lessee, at its sole cost and expense (without limiting Lessee's rights to request Advances with respect to each Construction Period Property in accordance with the provisions of the Participation Agreement prior to the Rent Commencement Date), shall (a) comply with all applicable Legal Requirements (including without limitation all Environmental Laws) and all Insurance Requirements relating to the Properties, (b) procure, maintain and comply with all licenses, permits, orders, approvals, consents and other authorizations required for the acquisition, installation, testing, use, development, construction, operation, maintenance, repair, refurbishment and restoration of the Properties and (c) comply with all manufacturer's specifications and standards, including without limitation the acquisition, installation, testing, use, development, construction, operation, maintenance, repair, refurbishment and restoration of the Properties, whether or not compliance therewith shall require structural or extraordinary changes in any Property or interfere with the use and enjoyment of any Property, unless the failure to procure, maintain and comply with such items identified in subparagraphs (b) and (c), individually or in the aggregate, shall not have and could not reasonably be expected to have a Material Adverse Effect. Lessor agrees to take such actions as may be reasonably requested by Lessee in connection with the compliance by Lessee of its obligations under this Section 9.1.

                                    ARTICLE X

     10.1 Maintenance and Repair; Return.

          (a) Lessee, at its sole cost and expense (without limiting Lessee's rights to request Advances with respect to each Construction Period Property in accordance with the provisions of the Participation Agreement prior to the Rent Commencement Date), shall maintain each Property in good condition, repair and working order (ordinary wear and tear excepted) and make all necessary repairs thereto and replacements thereof, of every kind and nature whatsoever, whether interior or exterior, ordinary or extraordinary, structural or nonstructural or foreseen or unforeseen, in each case as required by Section 9.1 and on a basis consistent with the operation and maintenance of properties or equipment comparable in type and function to the applicable Property, such that such Property is capable of being immediately utilized by a third party and in compliance with standard industry practice subject, however, to the provisions of Article XV with respect to Casualty and Condemnation.

          (b) Lessee shall not use or locate any component of any Property outside of the Approved State therefor. Lessee shall not move or relocate any component of any Property beyond the boundaries of the Land (comprising part of such Property) described in the applicable Lease Supplement, except for the temporary removal of Equipment and other personal property for repair or replacement.

          (c) If any component of any Property becomes worn out, lost, destroyed, damaged beyond repair or otherwise permanently rendered unfit for use, Lessee, at its own expense (without limiting Lessee's rights to request Advances with respect to each Construction Period Property in accordance with the provisions of the Participation Agreement prior to the Rent Commencement Date), will within a reasonable time replace such component with a replacement component which is free and clear of all Liens (other than Permitted Liens) and has a value, utility and useful life at least equal to the component replaced (assuming the component replaced had been maintained and repaired in accordance with the requirements of this Lease). All components which are financed by Advances or added to any Property in accordance with this Section 10.1(c) shall immediately become the property of (and title thereto shall vest in) Lessor and shall be deemed incorporated in such Property and subject to the terms of this Lease as if originally leased hereunder.

            (d) Subject to Section 12.13 of the Participation Agreement, upon reasonable advance notice, Lessor and its agents shall have the right to inspect each Property and all maintenance records with respect thereto at any reasonable time during normal business hours but shall not, in the absence of an Event of Default, materially disrupt the business of Lessee.

          (e) [Intentionally Omitted.]

          (f) Lessor shall under no circumstances be required to build any improvements or install any equipment on any Property, make any repairs, replacements, alterations or renewals of any nature or description to any Property, make any expenditure (except such expenditures which are Advances as provided for in the Participation Agreement) whatsoever in connection with this Lease or maintain any Property in any way. Lessor shall not be required to maintain, repair or rebuild all or any part of any Property, and Lessee waives the right to (i) require Lessor to maintain, repair, or rebuild all or any part of any Property, or (ii) make repairs at the expense of Lessor pursuant to any Legal Requirement, Insurance Requirement, contract, agreement, covenant, condition or restriction at any time in effect.

          (g) Lessee shall, upon the expiration or earlier termination of this Lease with respect to a Property, if Lessee shall not have exercised its Purchase Option with respect to such Property and caused such Property to be purchased, surrender such Property (i) pursuant to the exercise of the applicable remedies upon the occurrence of a Lease Event of Default, to Lessor or (ii) pursuant to the second paragraph of Section 22.1(a) hereof, to Lessor or the third party purchaser, as the case may be, subject to Lessee's obligations under this Lease (including without limitation the obligations of Lessee at the time of such surrender under Sections 9.1, 10.1(a) through (f), 10.2, 11.1, 12.1, 22.1 and 23.1).

     10.2 Environmental Inspection.

          If Lessee has elected the Sale Option on the Expiration Date pursuant to Section 20.1 or for whatever reason Lessee does not purchase or cause to be purchased a Property in accordance with the terms of this Lease, then not more than one hundred twenty (120) days nor less than sixty (60) days prior to the Expiration Date, Lessee shall cause to be delivered to Lessor a Phase I environmental site assessment recently prepared (no more than sixty (60) days prior to the date of delivery) by an independent recognized professional reasonably acceptable to Lessor, and in form, scope and content reasonably satisfactory to Lessor. The cost incurred respecting such Phase I environmental site assessment shall be paid for in accordance with the provisions set forth in Section 20.3(b).


                                   ARTICLE XI

     11.1 Modifications.

          (a) Lessee at its sole cost and expense (without limiting Lessee's rights to request Advances with respect to each Construction Period Property in accordance with the provisions of the Participation Agreement prior to the Rent Commencement Date), at any time and from time to time without the consent of Lessor may make modifications, alterations, renovations, improvements and additions to any Property or any part thereof and substitutions and replacements therefor (collectively, "Modifications"), and Lessee shall make any and all Modifications required to be made pursuant to all Legal Requirements, Insurance Requirements and manufacturer's specifications and standards; provided, that: (i) no Modification shall materially impair the value, utility or useful life of any Property from that which existed immediately prior to such Modification; (ii) each Modification shall be done expeditiously and in a good and workmanlike manner; (iii) no Modification shall adversely affect the structural integrity of any Property; (iv) to the extent required by
     Section 14.2(a), Lessee shall (without limiting Lessee's rights to request Advances with respect to each Construction Period Property in accordance with the provisions of the Participation Agreement prior to the Rent Commencement Date) maintain builders' risk insurance at all times when a
     Modification is in progress; (v) subject to the terms of Article XIII relating to permitted contests, Lessee shall (without limiting Lessee's rights to request Advances with respect to each Construction Period Property in accordance with the provisions of the Participation Agreement prior to the Rent Commencement Date) pay all costs and expenses and discharge any Liens (other than Permitted Liens) arising with respect to any Modification; (vi) each Modification shall comply with the requirements of this Lease (including without limitation Sections 8.2 and 10.1); and
     (vii) no Improvement shall be demolished or otherwise rendered unfit for use unless Lessee shall finance the proposed replacement Modification outside of this lease facility; provided, further, Lessee shall not make any Modification (unless required by any Legal Requirement) to the extent any such Modification, individually or in the aggregate, shall have or could reasonably be expected to have a Material Adverse Effect. All Modifications required pursuant to Legal Requirements, Insurance Requirements and/or manufacturer's specifications and standards and all other Modifications that are not severable from the applicable Property without material damage or other material loss of value shall immediately and without further action upon their incorporation into the applicable Property (1) become property of Lessor, (2) be subject to this Lease and
     (3) be titled in the name of Lessor. Title to all other Modifications shall vest with Lessee; provided, if Lessee fails to remove any such Modification prior to the Expiration Date or earlier termination of this Lease, title to such Modifications shall revert to Lessor. Lessee, at its sole cost and expense, shall repair any damage to any Property relating to the removal of any Modification, titled to Lessee. Lessee shall not remove or attempt to remove any Modification titled to Lessor from any Property. Each Ground Lease for a Property shall expressly provide for the provisions of the foregoing sentence. Lessee, at its own cost and expense, will pay for the repairs of any damage to any Property caused by the removal or attempted removal of any Modification.

          (b) The construction process provided for in the Agency Agreement is acknowledged by Lessor to be consistent with and in compliance with the terms and provisions of this Article XI.


                                   ARTICLE XII

     12.1 Warranty of Title.

          (a) Lessee hereby acknowledges and shall cause title in each Property (including without limitation all Equipment, all Improvements, all replacement components to each Property and all Modifications, subject to

     Section 11.1) immediately and without further action to vest in and become the property of Lessor and to be subject to the terms of this Lease (provided, respecting each Property subject to a Ground Lease, Lessor's interest therein is acknowledged to be a leasehold interest pursuant to such Ground Lease) from and after the date hereof or such date of incorporation into any Property. Lessee agrees that, subject to the terms of Article XIII relating to permitted contests, Lessee shall not directly or indirectly create or allow to remain, and shall promptly discharge at its sole cost and expense, any Lien, defect, attachment, levy, title retention agreement or claim upon any Property, any component thereof or any Modifications or any Lien, attachment, levy or claim with respect to the Rent or with respect to any amounts held by Lessor, the Agent, any Lender or any Holder pursuant to any Operative Agreement, other than Permitted Liens. Lessee shall promptly notify Lessor in the event it receives actual knowledge that a Lien other than a Permitted Lien has occurred with respect to a Property, the Rent or any other such amounts, and Lessee represents and warrants to, and covenants with, Lessor that the Liens in favor of Lessor and/or the Agent created by the Operative Agreements are (and until the Company Obligations have been paid in full shall remain) first priority perfected Liens subject only to Prior Liens. At all times subsequent to the Basic Term Commencement Date respecting a Property, Lessee shall (i) cause a valid, perfected, first priority Lien on each applicable Property to be in place in favor of the Agent (for the benefit of the Lenders and the Holders) subject only to Prior Liens and
     (ii) file, or cause to be filed, all necessary documents under the applicable real property law and Article 9 of the Uniform Commercial Code to perfect such title and Liens.

          (b) Nothing contained in this Lease shall be construed as constituting the consent or request of Lessor, expressed or implied, to or for the performance by any contractor, mechanic, laborer, materialman, supplier or vendor of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to any Property or any part thereof. NOTICE IS HEREBY GIVEN THAT LESSOR IS NOT AND SHALL NOT BE LIABLE FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO LESSEE, OR TO ANYONE HOLDING A PROPERTY OR ANY PART THEREOF THROUGH OR UNDER LESSEE, AND THAT NO MECHANIC'S OR OTHER LIENS FOR ANY SUCH LABOR, SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE INTEREST OF LESSOR IN AND TO ANY PROPERTY.


                                  ARTICLE XIII

     13.1 Permitted Contests Other Than in Respect of Indemnities.

     Except to the extent otherwise provided for in Section 11 of the Participation Agreement, Lessee, on its own or on Lessor's behalf but at Lessee's sole cost and expense, may contest, by appropriate administrative or judicial proceedings conducted in good faith and with due diligence, the amount, validity or application, in whole or in part, of any Legal Requirement, Imposition or utility charge payable pursuant to Section 4.1 or any Lien, attachment, levy, encumbrance or encroachment, and Lessor agrees not to pay, settle or otherwise compromise any such item, provided, that (a) the commencement and continuation of such proceedings shall suspend the collection of any such contested amount from, and suspend the enforcement thereof against, the applicable Properties, Lessor, each Holder, the Agent and each Lender; (b) there shall not be imposed a Lien (other than Permitted Liens) on any Property and no part of any Property nor any Rent would be in any danger of being sold, forfeited, lost or deferred; (c) at no time during the permitted contest shall there be a risk of the imposition of criminal liability or material civil liability on Lessor, any Holder, the Agent or any Lender for failure to comply therewith; and (d) in the event that, at any time, there shall be a material risk of extending the application of such item beyond the end of the Term, then Lessee shall deliver to Lessor an Officer's Certificate certifying as to the matters set forth in clauses (a), (b) and (c) of this Section 13.1. Lessor, at Lessee's sole cost and expense, shall execute and deliver to Lessee such authorizations and other documents as may reasonably be required in connection with any such contest and, if reasonably requested by Lessee, shall join as a party therein at Lessee's sole cost and expense.

     13.2 Impositions, Utility Charges, Other Matters; Compliance with Legal Requirements.

     Except with respect to Impositions, Legal Requirements, utility charges and such other matters referenced in Section 13.1 which are the subject of ongoing proceedings contesting the same in a manner consistent with the requirements of
Section 13.1, Lessee shall cause (a) all Impositions, utility charges and such other matters to be timely paid, settled or compromised, as appropriate, with respect to each Property and (b) each Property to comply with all applicable Legal Requirements. Nothing contained herein shall limit Lessee's right, if any, to seek refunds (from parties other than Financing Parties) of Impositions or other charges paid by Lessee pursuant to this Lease.


                                   ARTICLE XIV

     14.1 Public Liability and Workers' Compensation Insurance.

     During the Term for each Property, Lessee shall procure and carry, at Lessee's sole cost and expense, commercial general liability and umbrella liability insurance for claims for injuries or death sustained by persons or damage to property while on such Property or respecting the Equipment and such other public liability coverages as are then customarily carried by similarly situated companies conducting business similar to that conducted by Lessee. Such insurance shall be on terms and in amounts that are no less favorable than insurance maintained by Lessee with respect to similar properties and equipment that it owns and are then carried by similarly situated companies conducting business similar to that conducted by Lessee, and in no event shall have a minimum combined single limit per occurrence coverage (i) for commercial general liability of less than $1,000,000 and (ii) for umbrella liability of less than $15,000,000. The policies shall name Lessee as the insured and shall be endorsed to name Lessor, the Holders, the Agent and the Lenders as additional insureds. The policies shall also specifically provide that such policies shall be considered primary insurance which shall apply to any loss or claim before any contribution by any insurance which Lessor, any Holder, the Agent or any Lender may have in force.

     14.2 Permanent Hazard and Other Insurance.

          (a) During the Term for each Property, Lessee shall keep such Property insured against all risk of physical loss or damage by fire and other risks and shall maintain builders' risk insurance during construction of any Improvements or Modifications in each case in amounts no less than the then current replacement value of such Property (assuming that such Property was in the condition required by the terms of this Lease immediately prior to such loss) and on terms that (i) are no less favorable than insurance covering other similar properties owned by Lessee and (ii) are then carried by similarly situated companies conducting business similar to that conducted by Lessee; provided, Lessee shall have no obligation to maintain earthquake insurance. The policies shall name Lessee as the insured and shall be endorsed to name Lessor and the Agent (on behalf of the Lenders and the Holders) as a named additional insured and loss payee, to the extent of their respective interests; provided, so long as no Event of Default exists, any loss payable under the insurance policies required by this Section for losses up to $5,000,000 will be paid to Lessee.

          (b) If, during the Term with respect to a Property the area in which such Property is located is designated a "flood-prone" area pursuant to the Flood Disaster Protection Act of 1973, or any amendments or supplements thereto or is in a zone designated A or V, then Lessee shall comply with the National Flood Insurance Program as set forth in the Flood Disaster Protection Act of 1973. In addition, Lessee will fully comply with the requirements of the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973, as each may be amended from time to time, and with any other Legal Requirement, concerning flood insurance to the extent that it applies to any such Property. During the Term, Lessee shall, in the operation and use of each Property, maintain workers' compensation insurance consistent with that carried by similarly situated companies conducting business similar to that conducted by Lessee and containing minimum liability limits of no less than $100,000. In the operation of each Property, Lessee shall comply with workers' compensation laws applicable to Lessee, and protect Lessor, each Holder, the Agent and each Lender against any liability under such laws.

     14.3 Coverage.

          (a) As of the date of this Lease and annually thereafter during the Term, Lessee shall furnish the Agent (on behalf of Lessor and the other beneficiaries of such insurance coverage) with certificates prepared by the insurers or insurance broker of Lessee showing the insurance required under Sections 14.1 and 14.2 to be in effect, naming (to the extent of their respective interests) Lessor, the Holders, the Agent and the Lenders as additional insureds and loss payees and evidencing the other requirements of this Article XIV. All such insurance shall be at the cost and expense of Lessee and provided by nationally recognized, financially sound insurance companies having an A or better rating by A.M. Best's Key Rating Guide. Lessee shall cause such certificates to include a provision for thirty (30) days' advance written notice (ten (10) days in the case of non-payment of premium) by the insurer to the Agent (on behalf of Lessor and the other beneficiaries of such insurance coverage) in the event of cancellation or material alteration of such insurance. If an Event of Default has occurred and is continuing and the Agent (on behalf of Lessor and the other beneficiaries of such insurance coverage) so requests, Lessee shall deliver to the Agent (on behalf of Lessor and the other beneficiaries of such insurance coverage) copies of all insurance policies required by Sections
     14.1 and 14.2.

          (b) Lessee agrees that the insurance policy or policies required by Sections 14.1, 14.2(a) and 14.2(b) shall include an appropriate clause pursuant to which any such policy shall provide that it will not be invalidated should Lessee or any Contractor, as the case may be, waive, at any time, any or all rights of recovery against any party for losses covered by such policy or due to any breach of warranty, fraud, action, inaction or misrepresentation by Lessee or any Person acting on behalf of Lessee. Lessee hereby waives any and all such rights against Lessor, the Holders, the Agent and the Lenders to the extent of payments made to any such Person under any such policy.

          (c) Neither Lessor nor Lessee shall carry separate insurance concurrent in kind or form or contributing in the event of loss with any insurance required under this Article XIV, except that Lessor may carry separate liability insurance at Lessor's sole cost so long as (i) Lessee's insurance is designated as primary and in no event excess or contributory to any insurance Lessor may have in force which would apply to a loss covered under Lessee's policy and (ii) each such insurance policy will not cause Lessee's insurance required under this Article XIV to be subject to a coinsurance exception of any kind.

          (d) Lessee shall pay as they become due all premiums for the insurance required by Section 14.1 and Section 14.2, shall renew or replace each policy prior to the expiration date thereof or otherwise maintain the coverage required by such Sections without any lapse in coverage.

          (e) The property insurance required under Section 14.2 may be provided through blanket insurance policies covering the Properties and other properties owned or leased by Lessee, Guarantor or their Affiliates, so long as such blanket policies include an agreed amount endorsement eliminating the effects of co-insurance and is provided on a replacement cost basis.

     14.4 Additional Insurance Requirements.

     Not in limitation of any provision of the Operative Agreements but in addition thereto, Lessee shall obtain any and all additional insurance policies (including without limitation with respect to Condemnation) with regard to the Properties or otherwise with respect to the transactions contemplated by the Operative Agreements as reasonably requested from time to time by Lessor provided such insurance is then carried by similarly situated companies regarding properties similar to the Properties or otherwise conducting business similar to that conducted by Lessee (but in no event shall Lessor be entitled to request earthquake insurance).


                                   ARTICLE XV

     15.1 Casualty and Condemnation.

          (a) Subject to the provisions of the Agency Agreement and this Article XV and Article XVI (in the event Lessee delivers, or is obligated to deliver or is deemed to have delivered, a Termination Notice), and prior to the occurrence and continuation of a Default or an Event of Default, Lessee shall be entitled to receive (and Lessor hereby irrevocably assigns to Lessee all of Lessor's right, title and interest in) any condemnation proceeds, award, compensation or insurance proceeds under Sections 14.2(a) or 14.2(b) hereof to which Lessee or Lessor may become entitled by reason of their respective interests in a Property (i) if all or a portion of such Property is damaged or destroyed in whole or in part by a Casualty or (ii) if the use, access, occupancy, easement rights or title to such Property or any part thereof is the subject of a Condemnation; provided, however, if a Default or an Event of Default shall have occurred and be continuing or if such award, compensation or insurance proceeds shall exceed $5,000,000, then such award, compensation or insurance proceeds shall be paid directly to Lessor or, if received by Lessee, shall be held in trust for Lessor, and shall be paid over by Lessee to Lessor and held in accordance with the terms of this Article XV. All amounts held by Lessor hereunder on account of any award, compensation or insurance proceeds either paid directly to Lessor or turned over to Lessor shall be held as security for the performance of Lessee's obligations hereunder and under the other Operative Agreements and (i) to the extent no Default or Event of Default shall have occurred and be continuing at such time, Lessor shall pay such amounts so held by Lessor (A) from time to time as Lessee either restores and repairs such Property pursuant to Section 15.1(e) and gives Lessor reasonable evidence of such restoration and repair work with any Excess Proceeds after completion of such restoration or repair to be paid to Lessee or (B) promptly to Lessee upon the Lessee's payment in full of the Termination Value for such Property pursuant to Article XVI or (ii) to the extent a Default or Event of Default shall have occurred and be continuing at such time, all amounts so held by Lessor shall be paid over to Lessee when all such obligations of Lessee with respect to such matters (and all other obligations of Lessee which should have been satisfied pursuant to the Operative Agreements as of such date) have been satisfied and no Default or Event of Default is then continuing.

          (b) Lessee may appear in any proceeding or action to negotiate, prosecute, adjust or appeal any claim for any award, compensation or insurance payment on account of any such Casualty or Condemnation and shall pay all expenses thereof. At Lessee's reasonable request, and at Lessee's sole cost and expense, Lessor and the Agent shall participate in any such proceeding, action, negotiation, prosecution or adjustment. Lessor and Lessee agree that this Lease shall control the rights of Lessor and Lessee in and to any such award, compensation or insurance payment.

          (c) If Lessee shall receive notice of a Casualty or a Condemnation of a Property or any interest therein where damage to the affected Property is estimated to equal or exceed $5,000,000, Lessee shall give notice thereof to Lessor promptly after Lessee's receipt of such notice. The Agent, in its discretion, may implement such additional conditions precedent (substantially similar to those contained in Sections 5.1 through 5.7 of the Participation Agreement) for the reimbursement of Lessee. In the event such a Casualty or Condemnation occurs (regardless of whether Lessee gives notice thereof), then Lessee shall be deemed to have delivered a Termination Notice to Lessor and the provisions of Sections 16.1 and 16.2 shall apply.

          (d) In the event of a Casualty or a Condemnation (regardless of whether notice thereof must be given pursuant to paragraph (c)), this Lease shall terminate with respect to the applicable Property in accordance with
     Section 16.1 if Lessee, within thirty (30) days after such occurrence, delivers to Lessor a notice to such effect.

          (e) If pursuant to this Section 15.1 this Lease shall continue in full force and effect following a Casualty or Condemnation with respect to the affected Property, Lessee shall, at its sole cost and expense (subject to reimbursement in accordance with Section 15.1(a)) promptly and diligently repair any damage to the applicable Property caused by such Casualty or Condemnation in conformity with the requirements of Sections 10.1 and 11.1, using the as-built Plans and Specifications or manufacturer's specifications for the applicable Improvements, Equipment or other components of the applicable Property (as modified to give effect to any subsequent Modifications, any Condemnation affecting the applicable Property and all applicable Legal Requirements), so as to restore the applicable Property to the same or a greater remaining economic value, useful life, utility, condition, operation and function as existed immediately prior to such Casualty or Condemnation (assuming all maintenance and repair standards have been satisfied). In such event, title to the applicable Property shall remain with Lessor.

          (f) In no event shall a Casualty or Condemnation affect Lessee's obligations to pay Rent pursuant to Article III.

          (g) Notwithstanding anything to the contrary set forth in Section 15.1(a) or Section 15.1(e), if during the Term with respect to a Property a Casualty occurs with respect to such Property or Lessee receives notice of a Condemnation with respect to such Property and, following such Casualty or Condemnation, the applicable Property cannot reasonably be restored, repaired or replaced both on or before the day one hundred twenty (120) days prior to the Expiration Date and by the date (fifteen (15) months after the occurrence of such Casualty or Condemnation (if such Casualty or Condemnation occurs during the Term) to the same or a greater remaining value, useful life, utility, condition, operation and function as existed immediately prior to such Casualty or Condemnation (assuming all maintenance and repair standards have been satisfied) or on or before such day such Property is not in fact so restored, repaired or replaced, then Lessee shall be required to exercise its Purchase Option for such Property on the next Payment Date (notwithstanding the limits on such exercise contained in Section 20.2) and pay Lessor the Termination Value for such Property; provided, if any Default or Event of Default has occurred and is continuing, Lessee shall also promptly (and in any event within three (3) Business Days) pay Lessor any award, compensation or insurance proceeds received on account of any Casualty or Condemnation with respect to any Property; provided, further, that if no Default or Event of Default has occurred and is continuing, any Excess Proceeds shall be paid to Lessee. If a Default or an Event of Default has occurred and is continuing and any Loans, Holder Advances or other amounts are owing with respect thereto, then any Excess Proceeds (to the extent of any such Loans, Holder Advances or other amounts owing with respect thereto) shall be paid to Lessor, held as security for the performance of Lessee's obligations hereunder and under the other Operative Agreements and applied to such obligations upon the exercise of remedies in connection with the occurrence of an Event of Default, with the remainder of such Excess Proceeds in excess of such Loans, Holder Advances and other amounts owing with respect thereto being distributed to the Lessee.

          (h) The provisions of Sections 15.1(a) through 15.1(g) shall not apply to any Property until after the Construction Period Termination Date applicable to such Property.

     15.2 Environmental Matters.

     Promptly upon Lessee's actual knowledge of the presence of Hazardous Substances in any portion of any Property or Properties in concentrations and conditions that constitute an Environmental Violation and which, in the reasonable opinion of Lessee, the cost to undertake any legally required response, clean up, remedial or other action will or might result in a cost to Lessee of more than $100,000, Lessee shall notify Lessor in writing of such condition. In the event of any Environmental Violation (regardless of whether notice thereof must be given), Lessee shall, not later than thirty (30) days after Lessee has actual knowledge of such Environmental Violation, either deliver to Lessor a Termination Notice with respect to the applicable Property or Properties pursuant to Section 16.1, if applicable, or, at Lessee's sole cost and expense, promptly and diligently commence to undertake and diligently thereafter complete any response, clean up, remedial or other action (including without limitation the pursuit by Lessee of appropriate action against any off-site or third party source of contamination) necessary to remove, cleanup or remediate the Environmental Violation in accordance with all Environmental Laws. Any such undertaking shall be timely completed in accordance with prudent industry standards. If Lessee does not deliver a Termination Notice with respect to such Property pursuant to Section 16.1, Lessee shall, upon completion of remedial action by Lessee, cause to be prepared by a reputable environmental consultant acceptable to Lessor a report describing the Environmental Violation and the actions taken by Lessee (or its agents) in response to such Environmental Violation, and a statement by the consultant that the Environmental Violation has been remedied in full compliance with applicable Environmental Law. Not less than sixty (60) days and not more than one hundred twenty (120) days prior to any time that Lessee elects to cease operations with respect to any Property pursuant to Section 20.1 hereof or any other provision of any Operative Agreement, Lessee at its expense shall cause to be delivered to Lessor a Phase I environmental site assessment respecting such Property recently prepared (no more than sixty (60) days prior to the date of delivery) by an independent recognized professional acceptable to Lessor in its reasonable discretion and in form, scope and content satisfactory to Lessor in its reasonable discretion. Notwithstanding any other provision of any Operative Agreement, if Lessee fails to comply with the foregoing or its obligation described in Section 10.2 regarding the Phase I environmental site assessment, Lessee shall be obligated to purchase or cause a third party to purchase such Property for its Termination Value and shall not be permitted to exercise (and Lessor shall have no obligation to honor any such exercise) any rights under any Operative Agreement regarding any other sale of such Property.

     15.3 Notice of Environmental Matters.

     Promptly, but in any event within five (5) Business Days from the date a Responsible Officer of Lessee has actual knowledge thereof, Lessee shall provide to Lessor written notice of any pending claim, action or proceeding involving any Environmental Law or any Release on or in connection with any Property or Properties. All such notices shall describe in reasonable detail the nature of the claim, action or proceeding and Lessee's proposed response thereto. In addition, Lessee shall provide to Lessor, within five (5) Business Days of receipt, copies of all material written communications with any Governmental Authority relating to any Environmental Law in connection with any Property. Lessee shall also promptly provide such detailed reports of any such material environmental claims as may reasonably be requested by Lessor.


                                   ARTICLE XVI

     16.1 Termination Upon Certain Events.

     If Lessee has delivered, or is deemed to have delivered, written notice of a termination of this Lease with respect to the applicable Property to Lessor in the form described in Section 16.2(a) (a "Termination Notice") pursuant to the provisions of this Lease, then following the applicable Casualty, Condemnation or Environmental Violation, this Lease shall terminate with respect to the affected Property on the applicable Termination Date.

     16.2 Procedures.

          (a) A Termination Notice shall contain: (i) notice of termination of this Lease with respect to the affected Property on a Payment Date not more than sixty (60) days after Lessor's receipt of such Termination Notice (the "Termination Date"); and (ii) a binding and irrevocable agreement of Lessee to purchase or cause a third party to purchase the Property for a price equal to the Termination Value on such Termination Date.

          (b) On each Termination Date, Lessee shall purchase or cause a third party to purchase the Property for a price equal to the Termination Value for the applicable Property, and Lessor shall convey such Property or the remaining portion thereof, if any, to Lessee (or Lessee's designee), all in accordance with Section 20.2.

                                  ARTICLE XVII

     17.1 Lease Events of Default.

     If any one (1) or more of the following events (each a "Lease Event of Default") shall occur:

          (a) Lessee shall fail to make payment of (i) any Basic Rent (except as set forth in clause (ii)) within five (5) days after the same has become due and payable or (ii) any Termination Value or Maximum Amount, on the date any such payment is due and payable, or any payment of Basic Rent or Supplemental Rent due on the due date of any such payment of Termination Value or Maximum Amount, or any amount due on the Expiration Date;

          (b) Subject to Section  8.10 of the  Participation  Agreement,  Lessee
     shall fail to make payment of any Supplemental Rent (other than Supplemental Rent referred to in Section 17.1(a)(ii)) within thirty (30) days after receipt of notice that such payment is due (which thirty (30) day period shall run concurrently with the thirty (30) day period referenced in Section 3.3) or any other Credit Party shall fail to make any payment of any amount under any Operative Agreement (other than any such amount payable by any Credit Party referred to in Section 17.1(a)(ii)), which has become due and payable within thirty (30) days after receipt of notice that such payment is due;

          (c) Lessee shall fail to maintain insurance as required by Article XIV of this Lease;

          (d) Subject to Section 8.10 of the Participation Agreement, (i) Lessee shall fail to observe or perform any term, covenant, obligation or condition of Lessee under this Lease or any other Operative Agreement to which Lessee is a party other than those set forth in Sections 17.1(a), (b) or (c) hereof, or any other Credit Party shall fail to observe or perform any term, covenant, obligation or condition of such Credit Party under any Operative Agreement other than those set forth in Section 17.1(b) hereof and such failure shall continue for thirty (30) days after notice thereof to the Lessee or such Credit Party, or (ii) any representation or warranty made by Lessee or any other Credit Party set forth in this Lease or in any other Operative Agreement or in any document entered into in connection herewith or therewith or in any document, certificate or financial or other statement delivered in connection herewith or therewith shall be false or inaccurate in any material way when made;

          (e) Subject to Section 8.10 of the Participation Agreement, an Agency Agreement Event of Default shall have occurred and be continuing;

          (f) Lessee, the Guarantor or any of their Subsidiaries shall (i) default in any payment of principal of or interest, regardless of the amount, due in respect of any Indebtedness (other than the Notes and Certificates), including all of the Indebtedness issued under the same indenture or other agreement, of $25,000,000 or greater or in the payment of any Guarantee Obligation with respect to an amount of $25,000,000 or greater, beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness or Guarantee Obligation was created; or (ii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or Guarantee Obligation or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Guarantee Obligation (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or such Guarantee Obligation to become payable; or

          (g) Lessee, the Guarantor or any of their Subsidiaries, except for Non-Material Subsidiaries, shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or Lessee, the Guarantor or any of their Subsidiaries, except for Non-Material Subsidiaries, shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against Lessee, the Guarantor or any of their Subsidiaries, except for Non-Material Subsidiaries, any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against Lessee, the Guarantor or any of their Subsidiaries except for Non-Material Subsidiaries, any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) Lessee, the Guarantor or any of their Subsidiaries, except for Non-Material Subsidiaries, shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) Lessee, the Guarantor or any of their respective Subsidiaries, except for Non-Material Subsidiaries, shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

          (h) [Intentionally Omitted.];

          (i) [Intentionally Omitted.];

          (j) [Intentionally Omitted.];

          (k) Subject to Section 8.10 of the Participation Agreement, any report, certificate, financial statement or other instrument delivered to Lessor by or on behalf of any Credit Party pursuant to the terms of this Lease or any other Operative Agreement is false or misleading in any material respect when made or delivered;

          (l) Any Lessee Credit Agreement Event of Default shall have occurred and be continuing and shall not have been waived;

          (m) One or more judgments or decrees shall be entered against the Lessee, the Guarantor or any of their respective Subsidiaries involving in the aggregate a liability (not paid or fully covered by insurance) of $25,000,000 or more and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof; or

          (n) (i) Any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan,
     (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Majority Secured Parties, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) the Lessee or the Guarantor or any Commonly Controlled Entity shall, or in the reasonable opinion of the Majority Secured Parties is likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan or (vi) any other event or condition shall occur or exist, with respect to a Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could subject the Lessee, the Guarantor or any of their respective Subsidiaries to any tax, penalty or other liabilities in the aggregate material in relation to the business, operations, property or financial or other condition of the Lessee, the Guarantor or any of their respective Subsidiaries taken as a whole;

          (o) Franklin Resources, Inc. shall cease to own directly or indirectly of record and beneficially free and clear of Liens at least 80% of the shares of the issued and outstanding capital stock of Franklin Advisers and Templeton Global Advisors Ltd. (formerly known as Templeton, Galbraith & Hansberger Ltd.);

          (p) Any Operative Agreement shall cease to be in full force and effect; or

          (q) The guaranty given by the Guarantor under the Participation Agreement or any material provision thereof shall cease to be in full force and effect, or the Guarantor shall deny or disaffirm the Guarantor's obligations under such guaranty, or (subject to Section 8.10 of the Participation Agreement) the Guarantor shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any guaranty after the periods for cure as are granted to the Credit Parties (other than Lessee) under Sections
     17.1 (b) and (d) above have expired;

then, in any such event, Lessor may, in addition to the other rights and remedies provided for in this Article XVII and in Section 18.1, terminate this Lease by giving Lessee five (5) days' notice of such termination (provided, notwithstanding the foregoing, this Lease shall be deemed to be automatically terminated without the giving of notice upon the occurrence of a Lease Event of Default under Sections 17.1(g), (h) or (i) and provided, further, the exercise by Lessee of the purchase option described in Section 17.11 shall stay Lessor's right to terminate this Lease until such date specified for such termination pursuant to Sections 20.1 and 20.2), and this Lease shall terminate, and all rights of Lessee under this Lease shall cease except for the rights of Lessee regarding the purchase option described in Section 17.11 in accordance with the express terms thereof following such Lease Event of Default. Lessee shall, to the fullest extent permitted by law, pay as Supplemental Rent all costs and expenses incurred by or on behalf of Lessor or any other Financing Party, including without limitation reasonable fees and expenses of counsel, as a result of any Lease Event of Default hereunder.

     A POWER OF SALE HAS BEEN GRANTED IN THIS LEASE. A POWER OF SALE MAY ALLOW LESSOR TO TAKE THE PROPERTIES AND SELL THE PROPERTIES WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON THE OCCURRENCE OF A LEASE EVENT OF DEFAULT.

     17.2 Surrender of Possession.

     If a Lease Event of Default shall have occurred and be continuing, and whether or not this Lease shall have been terminated pursuant to Section 17.1, Lessee shall, upon thirty (30) days' written notice, surrender to Lessor possession of the Properties. Lessor may enter upon and repossess the Properties by such means as are available at Law or in equity and may remove Lessee and all other Persons and any and all personal property and Lessee's equipment and personalty and severable Modifications from the Properties. Lessor shall have no liability by reason of any such entry, repossession or removal performed in accordance with applicable law. Upon the written demand of Lessor, Lessee shall return the Properties promptly to Lessor in the manner and condition required by, and otherwise in accordance with the provisions of, Section 22.1(c) hereof.

     17.3 Reletting.

     If a Lease Event of Default shall have occurred and be continuing, and whether or not this Lease shall have been terminated pursuant to Section 17.1, Lessor may, but shall be under no obligation to, relet any or all of the Properties, for the account of Lessee or otherwise, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the Term) and on such conditions (which may include concessions or free rent) and for such purposes as Lessor may determine, and Lessor may collect, receive and retain the rents resulting from such reletting. Lessor shall not be liable to Lessee for any failure to relet any Property or for any failure to collect any rent due upon such reletting.

     17.4 Damages.

     Neither (a) the termination of this Lease as to all or any of the Properties pursuant to Section 17.1; (b) the repossession of all or any of the Properties; nor (c) the failure of Lessor to relet all or any of the Properties, the reletting of all or any portion thereof, nor the failure of Lessor to collect or receive any rentals due upon any such reletting, shall relieve Lessee of its liabilities and obligations hereunder, all of which shall survive any such termination, repossession or reletting. If any Lease Event of Default shall have occurred and be continuing and notwithstanding any termination of this Lease pursuant to Section 17.1, Lessee shall forthwith pay to Lessor all Rent and other sums due and payable hereunder to and including without limitation the date of such termination. Thereafter, on the days on which the Basic Rent or Supplemental Rent, as applicable, is payable under this Lease or would have been payable under this Lease if the same had not been terminated pursuant to Section
17.1 and until the end of the Term hereof or what would have been the Term in the absence of such termination, Lessee shall pay Lessor, as current liquidated damages (it being agreed that it would be impossible accurately to determine actual damages) an amount equal to the Basic Rent and Supplemental Rent that are payable under this Lease or would have been payable by Lessee hereunder if this Lease had not been terminated pursuant to Section 17.1, less the net proceeds, if any, which are actually received by Lessor with respect to the period in question of any reletting of any Property or any portion thereof; provided, that Lessee's obligation to make payments of Basic Rent and Supplemental Rent under this Section 17.4 shall continue only so long as Lessor shall not have received the amounts specified in Section 17.6. In calculating the amount of such net proceeds from reletting, there shall be deducted all of Lessor's, any Holder's, the Agent's and any Lender's reasonable expenses in connection therewith, including without limitation repossession costs, brokerage or sales commissions, fees and expenses for counsel and any necessary repair or alteration costs and expenses incurred in preparation for such reletting. To the extent Lessor receives any damages pursuant to this Section 17.4, such amounts shall be regarded as amounts paid on account of Rent. Lessee specifically acknowledges and agrees that its obligations under this Section 17.4 shall be absolute and unconditional under any and all circumstances and shall be paid and/or performed, as the case may be, without notice or demand and without any abatement, reduction, diminution, setoff, defense, counterclaim or recoupment whatsoever.

     17.5 Power of Sale.

     Without limiting any other remedies set forth in this Lease, Lessor and Lessee agree that Lessee has granted, pursuant to Section 7.1(b) hereof and each Lease Supplement, a Lien against the Properties WITH POWER OF SALE, and that, upon the occurrence and during the continuance of any Lease Event of Default, Lessor shall have the power and authority, to the extent provided by Law, after prior notice and lapse of such time as may be required by Law, to foreclose its interest (or cause such interest to be foreclosed) in all or any part of the Properties.

     17.6 Final Liquidated Damages.

     If a Lease Event of Default shall have occurred and be continuing, whether or not this Lease shall have been terminated pursuant to Section 17.1 and whether or not Lessor shall have collected any current liquidated damages pursuant to Section 17.4, Lessor shall have the right to recover, by demand to Lessee and at Lessor's election, and Lessee shall pay to Lessor, as and for final liquidated damages, but exclusive of the indemnities payable under Section 11 of the Participation Agreement (which, if requested, shall be paid concurrently), and in lieu of all current liquidated damages beyond the date of such demand (it being agreed that it would be impossible accurately to determine actual damages), the Termination Value. Upon payment of the amount specified pursuant to the first sentence of this Section 17.6, Lessee shall be entitled to receive from Lessor, either at Lessee's request or upon Lessor's election, in either case at Lessee's cost, an assignment of Lessor's entire right, title and interest in and to the Properties, Improvements, Fixtures, Modifications, Equipment and all components thereof, in each case in recordable form and otherwise in conformity with local custom and free and clear of the Lien of this Lease and the rights of the Financing Parties pursuant to any other Operative Agreement or Security Document (including without limitation the release of any memoranda of Lease and/or the Lease Supplement recorded in connection therewith) and any Lessor Liens. The Properties shall be conveyed to Lessee "AS-IS, WHERE-IS" and in their then present physical condition. If any statute or rule of law shall limit the amount of such final liquidated damages to less than the amount agreed upon, Lessor shall be entitled to the maximum amount allowable under such statute or rule of law; provided, however, Lessee shall not be entitled to receive an assignment of Lessor's interest in the Properties, the Improvements, Fixtures, Modifications, Equipment or the components thereof unless Lessee shall have paid in full the Termination Value. Lessee specifically acknowledges and agrees that its obligations under this Section 17.6 shall be absolute and unconditional under any and all circumstances and shall be paid and/or performed, as the case may be, without notice or demand and without any abatement, reduction, diminution, setoff, defense, counterclaim or recoupment whatsoever.

     17.7 Environmental Costs.

     If a Lease Event of Default shall have occurred and be continuing, and whether or not this Lease shall have been terminated pursuant to Section 17.1, Lessee shall pay directly to any third party (or at Lessor's election, reimburse Lessor) for the cost of any environmental testing and/or remediation work undertaken respecting any Property, as such testing or work is deemed appropriate in the reasonable judgment of Lessor, and shall indemnify and hold harmless Lessor and each other Indemnified Person therefrom. Lessee shall pay all amounts referenced in the immediately preceding sentence within ten (10) days of any request by Lessor for such payment. The provisions of this Section
17.7 shall not limit the obligations of Lessee under any Operative Agreement regarding indemnification obligations, environmental testing, remediation and/or work.

     17.8 Waiver of Certain Rights.

     If this Lease shall be terminated pursuant to Section 17.1, Lessee waives, to the fullest extent permitted by Law, (a) any notice of re-entry or the institution of legal proceedings to obtain re-entry or possession; (b) any right of redemption, re-entry or possession; (c) the benefit of any laws now or hereafter in force exempting property from liability for rent or for debt; and
(d) any other rights which might otherwise limit or modify any of Lessor's rights or remedies under this Article XVII.

     17.9 Assignment of Rights Under Contracts.

     If a Lease Event of Default shall have occurred and be continuing, and whether or not this Lease shall have been terminated pursuant to Section 17.1, Lessee shall upon Lessor's demand immediately assign, transfer and set over to Lessor all of Lessee's right, title and interest in and to each agreement executed by Lessee in connection with the acquisition, installation, testing, use, development, construction, operation, maintenance, repair, refurbishment and restoration of the Properties (including without limitation all right, title and interest of Lessee with respect to all warranty, performance, service and indemnity provisions), as and to the extent that the same relate to the acquisition, installation, testing, use, development, construction, operation, maintenance, repair, refurbishment and restoration of the Properties or any of them.

     17.10 Remedies Cumulative.

     The remedies herein provided shall be cumulative and in addition to (and not in limitation of) any other remedies available at Law, equity or otherwise, including without limitation any mortgage foreclosure remedies.

     17.11 Lessee's Right to Cure by Purchase of All Properties.

     Notwithstanding anything in this Lease or in any of the other Operative Agreements to the contrary, upon the occurrence and continuance of a Lease Event of Default, Lessee may, but shall not be obligated to, cure such Lease Event of Default, as the case may be, by purchasing all the Properties, such purchase to be consummated as provided in Sections 19.1, 20.1 and 20.2 (provided, that to the extent a monetary Lease Default or monetary Lease Event of Default exists and is continuing (whether or not related to any Property) such monetary Lease Default or monetary Lease Event of Default shall also be cured (concurrently with and in addition to the purchase of all the Properties) by the payment of the outstanding amounts giving rise to such monetary Lease Default or monetary Lease Event of Default).

                                  ARTICLE XVIII

     18.1 Lessor's Right to Cure Lessee's Lease Defaults.

     Lessor, without waiving or releasing any obligation or Lease Event of Default, may (but shall be under no obligation to) remedy any Lease Event of Default for the account and at the sole cost and expense of Lessee, including without limitation the failure by Lessee to maintain the insurance required by
Article XIV, and may after any Lease Event of Default, to the fullest extent permitted by Law, and notwithstanding any right of quiet enjoyment in favor of Lessee, enter upon any Property, and take all such action thereon as may be necessary or appropriate therefor. No such entry shall be deemed an eviction of any lessee. All out-of-pocket costs and expenses so incurred (including without limitation fees and expenses of counsel), together with interest thereon at the Overdue Rate from the date on which such sums or expenses are paid by Lessor, shall be paid by Lessee to Lessor on demand. Lessor shall use commercially reasonable efforts to notify Lessee prior to Lessor remedying any Lease Event of Default by making any payment pursuant to this Section 18.1.


                                   ARTICLE XIX

     19.1 Provisions Relating to Lessee's Exercise of its Purchase Option.

     Subject to Section 19.2, in connection with any termination of this Lease with respect to any Property pursuant to the terms of Section 16.2, or in connection with Lessee's exercise of its Purchase Option, upon the date on which this Lease is to terminate with respect to any Property, and upon tender by Lessee of the amounts set forth in Sections 16.2(b) or 20.2, as applicable, Lessor shall execute and deliver to Lessee (or to Lessee's designee) at Lessee's cost and expense an assignment (by deed or other appropriate instrument) of Lessor's entire interest in such Property, in each case in recordable form and otherwise in conformity with local custom and free and clear of any Lessor Liens and free and clear of the rights of the Financing Parties pursuant to Operative Agreements and the Security Documents but without any other warranties (of title or otherwise) from Lessor. Such Property shall be conveyed to Lessee "AS-IS, "WHERE-IS" and in its then present physical condition.

     19.2  No  Purchase  or  Termination  With  Respect  to Less  than  All of a
     Property.

     Lessee shall not be entitled to exercise its Purchase Option or the Sale Option separately with respect to a portion of any Property consisting of Land (or, if applicable, the leasehold interest pursuant to a Ground Lease), Equipment and/or Improvements but shall be required to exercise its Purchase Option or the Sale Option with respect to an entire Property.


                                   ARTICLE XX

     20.1 Purchase Option or Sale Option-General Provisions.

     Not less than one hundred twenty (120) days and no more than one hundred eighty (180) days prior to the Expiration Date or (respecting the Purchase Option only), no less than thirty (30) days and no more than one hundred eighty
(180) days prior to any Payment Date or in accordance with Section 17.11 within ten (10) Business Days after notice has been delivered to Lessee informing Lessee of the occurrence of a Lease Event of Default (such notice to be in accordance with Section 29.1), Lessee may give Lessor irrevocable written notice (the "Election Notice") that Lessee is electing to exercise either (a) the option to purchase or cause a third party or Affiliate of Lessee to purchase all, but not less than all, the Properties on the Expiration Date or on the Payment Date specified in the Election Notice or the date otherwise specified for such purchase pursuant to the next sentence (the "Purchase Option") or (b) with respect to an Election Notice given in connection with the Expiration Date only, the option to remarket all, but not less than all, the Properties to a Person other than Lessee or any Affiliate of Lessee and cause a sale of such Properties to occur on the Expiration Date pursuant to the terms of Section 22.1 (the "Sale Option"). In addition if Lessee has timely given an Election Notice as specified above in this Section 20.1 after the occurrence of a Lease Event of Default, Lessee may also purchase all, but not less than all, the Properties on any Business Day scheduled for such purchase in a notice from Lessor to Lessee specifying the Business Day for such purchase no earlier than five (5) Business Days after the delivery (or deemed delivery) of such notice to Lessee in accordance with Section 29.1.

If, with respect to the Expiration Date, Lessee does not give an Election Notice indicating the Purchase Option or the Sale Option in accordance with the time periods referenced in this Section 20.1 and has not otherwise caused the extension of the Term in accordance with Section 2.2, then Lessee shall be deemed to have elected the Purchase Option. If Lessee shall either (i) elect (or be deemed to have elected) to exercise the Purchase Option or (ii) elect the Sale Option and fail to cause all, but not less than all, the Properties to be sold in accordance with the terms of Section 22.1 on the Expiration Date, then in either case Lessee shall on the date on which such purchase or sale is scheduled to occur, purchase or cause a third party or Affiliate of Lessee to purchase the Properties for an amount equal to the Termination Value for all, but not less than all, the Properties and, upon receipt of such amounts and satisfaction of such obligations, Lessor shall transfer to the purchaser all of Lessor's right, title and interest in and to all, but not less than all, the Properties in accordance with Section 20.2.

     20.2 Lessee Purchase Option.

     Provided, that the Election Notice has been appropriately given specifying the Purchase Option or Lessee shall otherwise be deemed to have elected to exercise the Purchase Option, Lessee shall purchase or cause a third party or Affiliate of Lessee to purchase all the Properties on the Expiration Date, Payment Date or other date duly identified in the notice from Lessor to Lessee following the occurrence of any Lease Event of Default at a price equal to the Termination Value for such Properties.

     Subject to Section 19.2, in connection with any termination of this Lease with respect to any Property pursuant to the terms of Section 16.2, or in connection with Lessee's exercise of its Purchase Option, upon the date on which this Lease is to terminate (or with respect to the exercise of the Purchase Option pursuant to Section 17.11, the date specified for such purchase by Lessor in its notice to Lessee in accordance with Section 20.1) with respect to a Property or all of the Properties, and upon tender by Lessee of the amounts set forth in Section 16.2(b) or this Section 20.2, as applicable, Lessor shall execute, acknowledge (where required) and deliver to the purchaser, at Lessee's cost and expense, each of the following: (a) a termination or assignment (as requested by the Lessee) of each applicable Ground Lease (together with a special or limited warranty Deed for Improvements located on the Land subject such Ground Lease) and special or limited warranty Deeds conveying each Property (to the extent it is real property not subject to a Ground Lease) to the purchaser free and clear of the Lien of this Lease, the Lien of the Credit
Documents  and  the  rights  of the  Financing  Parties  pursuant  to any  other
Operative Agreement and any Lessor Liens; (b) a Bill of Sale conveying each Property (to the extent it is personal property) to the purchaser free and clear of the Lien of this Lease, the Lien of the Credit Documents and the rights of the Financing Parties pursuant to any other Operative Agreement and any Lessor Liens; (c) any real estate tax affidavit or other document required by law to be executed and filed in order to record the applicable Deed and/or the applicable

Ground Lease termination; and (d) FIRPTA affidavits. All of the foregoing documentation must be in form and substance reasonably satisfactory to Lessor. The applicable Property shall be conveyed to the purchaser "AS-IS, WHERE-IS" and in its then present physical condition. Lessor shall also deliver to Lessee any Excess Proceeds or other casualty, condemnation or insurance proceeds which have not been applied and are not to be applied on account of amounts due and owing in respect of Company Obligations.

     On the Expiration Date and/or any Payment Date on which Lessee has elected to consummate the exercise of its Purchase Option (or, respecting any such exercise of the Purchase Option after the occurrence of a Lease Event of Default and after Lessee has elected the Purchase Option, on the date elected by Lessor for such purchase), Lessee shall pay (or cause to be paid) to Lessor and the Agent the sum of all costs and expenses incurred by any such party in connection with the election by Lessee to exercise its Purchase Option and all Rent and all other amounts payable by Lessee then due and payable or accrued under this Lease and/or any other Operative Agreement.

     20.3 Third Party Sale Option.

          (a) Provided, that (i) no Lease Default or Lease Event of Default shall have occurred and be continuing and (ii) the Election Notice has been appropriately given specifying the Sale Option, Lessee shall undertake to cause a sale of the Properties on the Expiration Date (all as specified in the Election Notice) in accordance with the provisions of Section 22.1 hereof.

          (b) In the event Lessee exercises the Sale Option then, as soon as practicable and in all events not less than sixty (60) days prior to the Expiration Date, Lessee shall cause to be delivered to Lessor a Phase I environmental site assessment in accordance with Section 10.2 for each of the Properties. Lessor (at the direction of the Agent) shall elect whether the costs incurred respecting the above-referenced Phase I environmental site assessment shall be paid by either (i) sales proceeds from the Properties, (ii) Lessor (but only the extent amounts are available therefor with respect to the Available Commitments and the Available Holder Commitments or each Lender and each Holder approves the necessary increases in the Available Commitments and the Available Holder Commitments to fund such costs) or (iii) Lessee; provided, amounts funded by the Lenders and the Holders with respect to the foregoing shall be added to the Property Cost of each applicable Property; provided, further, amounts funded by Lessee with respect to the foregoing shall be a part of (and limited by) the Maximum Residual Guarantee Amount. In the event that Lessor shall not have received such environmental site assessment by the date sixty (60) days prior to the Expiration Date or in the event that such environmental assessment shall reveal the existence of any material violation of Environmental Laws, other material Environmental Violation or potential material Environmental Violation (with materiality determined in each case by Lessor in its reasonable discretion), then Lessee shall purchase the Properties in a manner consistent with the last sentence of Section 20.1. Upon receipt of such payment and all other amounts due under the Operative Agreements, Lessor shall transfer to the purchaser all of Lessor's right, title and interest in and to all the Properties in accordance with Section 19.1.


                                   ARTICLE XXI

     21.1 [Intentionally Omitted.]


                               ARTICLE XXII

     22.1 Sale Procedure.

          (a) During the Marketing Period, Lessee, on behalf of Lessor, shall attempt to obtain bids for the cash purchase of all the Properties in connection with a sale to one (1) or more third party purchasers to be consummated on the Expiration Date or such earlier date as is acceptable to the Agent and the Lessee (the "Sale Date"), shall notify Lessor promptly of the name and address of each prospective purchaser and the cash price which each prospective purchaser shall have offered to pay for each such Property and shall provide Lessor with such additional information about the bids and the bid solicitation procedure as Lessor may reasonably request from time to time. All such prospective purchasers must be Persons other than Lessee or any Affiliate of Lessee. On the Sale Date, Lessee shall pay (or cause to be paid) to Lessor and all other parties, as appropriate, all Rent and all other amounts payable by Lessee then due and payable or accrued under this Lease and/or any other Operative Agreement and Lessor (at the direction of the Agent) shall elect whether the costs and expenses incurred by Lessor and/or the Agent respecting the sale of one or more Properties shall be paid by either (i) sales proceeds from the Properties, (ii) Lessor (but only the extent amounts are available therefor with respect to the Available Commitments and the Available Holder Commitments or each Lender and each Holder approves the necessary increases in the Available Commitments and the Available Holder Commitments to fund such costs and expenses) or (iii) Lessee; provided, amounts funded by the Lenders and the Holders with respect to such costs and expenses shall be added to the Property Cost of each applicable Property; provided, further, amounts funded by Lessee with respect to such costs and expenses shall be a part of (and limited by) the Maximum Residual Guarantee Amount.

          Lessor may reject any and all bids and may solicit and obtain bids by giving Lessee written notice to that effect; provided, however, that notwithstanding the foregoing, Lessor may not reject the bids submitted by Lessee if such bids, in the aggregate, are greater than or equal to the sum of the Limited Recourse Amount for all the Properties, and represent bona fide offers from one (1) or more third party purchasers. If the highest price which a prospective purchaser or the prospective purchasers shall have offered to pay for all the Properties on the Sale Date is less than the sum of the Limited Recourse Amount for all the Properties or if such bids do not represent bona fide offers from one (1) or more third parties or if there are no bids, Lessor may elect to retain one or more of the Properties by giving Lessee prior written notice of Lessor's election to retain the same, and promptly upon receipt of such notice, Lessee shall surrender, or cause to be surrendered, each of the Properties specified in such notice in accordance with the terms and conditions of Section 10.1. Upon acceptance of any bid, Lessor agrees, at Lessee's request and expense, to execute a contract of sale with respect to such sale, so long as the same is consistent with the terms of this Article 22 and provides by its terms that it is nonrecourse to Lessor in accordance with the provisions of
     Section 12.9 of the Participation Agreement.

          Unless Lessor shall have elected to retain one or more of the Properties pursuant to the provisions of the preceding paragraph, Lessee shall arrange for Lessor to sell all the Properties free and clear of the Lien of this Lease and the rights of the Financing Parties pursuant to the other Operative Agreements and Security Documents and any Lessor Liens without recourse or warranty (of title or otherwise), for cash on the Sale Date to the purchaser or purchasers offering the highest cash sales price, as identified by Lessee or Lessor, as the case may be. To effect such transfer and assignment, Lessor shall execute, acknowledge (where required) and deliver to the appropriate purchaser each of the following: (a) special or limited warranty Deeds conveying each such Property (to the extent it is real property titled to Lessor) and an assignment of the Ground Lease conveying the leasehold interest of Lessor in each such Property (to the extent it is real property and subject to a Ground Lease), together with a special or limited warranty Deed for Improvements located on the Land subject to such Ground Lease, to the appropriate purchaser free and clear of the Lien of this Lease, the Lien of the Credit Documents, the rights of the Financing Parties pursuant any other Operative Agreement and any Lessor Liens; (b) a Bill of Sale conveying each such Property (to the extent it is personal property) titled to Lessor to the appropriate purchaser free and clear of the Lien of this Lease, the Lien of the Credit Documents, the rights of the Financing Parties pursuant to any other Operative Agreement and any Lessor Liens; (c) any real estate tax affidavit or other document required by law to be executed and filed in order to record each Deed and/or each Ground Lease assignment; and (d) FIRPTA affidavits, as appropriate. All of the foregoing documentation must be in form and substance reasonably satisfactory to Lessor. Lessee shall surrender the Properties so sold or subject to such documents to each purchaser in the condition specified in Section 10.1, or in such other condition as may be agreed between Lessee and such purchaser. Lessor shall also deliver to Lessee (or at Lessee's election, the purchaser) any Excess Proceeds or other casualty, condemnation or insurance proceeds pursuant to Section 14.2 which have not been and are not to be applied on account of the amounts due and owing in respect of Company Obligations pursuant to the Operative Agreements. Neither Lessee nor Lessor shall take or fail to take any action which would have the effect of unreasonably discouraging bona fide third party bids for any Property. If Lessee has elected the Sale Option but each of the Properties is not either (i) sold on the Sale Date in accordance with the terms of this Section 22.1, or (ii) retained by Lessor pursuant to an affirmative election made by Lessor pursuant to the second sentence of the second paragraph of this Section 22.1(a), then (x) Lessee shall be obligated to pay Lessor on the Sale Date an amount equal to the aggregate Termination Value for all the Properties less any sales proceeds received by the Lessor, and (y) Lessor shall transfer each applicable Property to Lessee in accordance with Section 20.2.

          (b) If the Properties are sold on a Sale Date to one (1) or more third party purchasers in accordance with the terms of Section 22.1(a) and the aggregate purchase price paid for all the Properties is less than the sum of the aggregate Property Cost for all the Properties (hereinafter such difference shall be referred to as the "Deficiency Balance"), then Lessee hereby unconditionally promises to pay to Lessor on the Sale Date all Rent and all other amounts then due and owing by Lessee pursuant to the Operative Agreements and the lesser of (i) the Deficiency Balance or (ii) the Maximum Residual Guarantee Amount for all the Properties. On a Sale Date if (x) Lessor receives the aggregate Termination Value for all the Properties from one (1) or more third party purchasers, (y) Lessor and such other parties receive all other amounts specified in the last sentence of the first paragraph of Section 22.1(a) and (z) the aggregate purchase price paid for all the Properties on such date exceeds the sum of the aggregate Property Cost for all the Properties, then Lessor shall deliver to Lessee (or Lessee may retain) such excess. If one or more of the Properties are retained by Lessor pursuant to an affirmative election made by Lessor pursuant to the provisions of Section 22.1(a), then Lessee hereby unconditionally promises to pay to Lessor on the Sale Date all Rent and all other amounts then due and owing by Lessee pursuant to the Operative Agreements and an amount equal to the Maximum Residual Guarantee Amount for the Properties so retained. Any payment of the foregoing amounts described in this Section 22.1(b) shall be made together with a payment of all other amounts referenced in the last sentence of the first paragraph of Section 22.1(a).

          (c) In the event that all the Properties are either sold to one (1) or more third party purchasers on the Sale Date or retained by Lessor in connection with an affirmative election made by Lessor pursuant to the provisions of Section 22.1(a), then in either case on the applicable Sale Date Lessee shall provide Lessor or such third party purchaser (unless otherwise agreed by such third party purchaser) with (i) all permits, certificates of occupancy, governmental licenses and authorizations necessary to use, operate, repair, access and maintain each such Property for the purpose it is being used by Lessee (the cost of which shall be credited against any Maximum Residual Guarantee Amount payment required of Lessee), and (ii) such manuals, permits, easements, licenses, intellectual property (other than proprietary information of Lessee), know-how, rights-of-way and other rights and privileges in the nature of an easement as are reasonably necessary or desirable in connection with the use, operation, repair, access to or maintenance of each such Property for its intended purpose or otherwise as Lessor or such third party purchaser(s) shall reasonably request (and a royalty-free license or similar agreement to effectuate the foregoing on terms reasonably agreeable to Lessor or such third party purchaser(s), as applicable). All assignments, licenses, easements, agreements and other deliveries required by clauses (i) and (ii) of this paragraph (c) shall be in form reasonably satisfactory to Lessor or such third party purchaser(s), as applicable, and shall be fully assignable (including without limitation both primary assignments and assignments given in the nature of security) without payment of any fee, cost or other charge. Lessee shall also execute any documentation requested by Lessor or such third party purchaser(s), as applicable, evidencing the continuation or assignment of each Ground Lease.

     22.2 Application of Proceeds of Sale.

          In the event Lessee receives any proceeds of sale of any Property, such proceeds shall be deemed to have been received in trust on behalf of Lessor and Lessee shall promptly remit such proceeds to Lessor. Lessor shall apply the proceeds of sale of any Property in the following order of priority:

               (a) FIRST, to pay or to reimburse Lessor (and/or the Agent, as the case may be) for the payment of all reasonable costs and expenses incurred by Lessor (and/or the Agent, as the case may be) in connection with the sale (to the extent Lessee has not satisfied its obligation to pay such costs and expenses);

               (b) SECOND, so long as the Credit Agreement is in effect and any Loans or Holder Advances or any other amount is owing to the Financing Parties under any Operative Agreement, to the Agent to be applied pursuant to intercreditor provisions among Lessor, the Lenders and the Holders contained in the Operative Agreements and Section 8.7 of the Participation Agreement; and

               (c) THIRD, to Lessee.

     22.3 Indemnity for Excessive Wear.

     If the proceeds of the sale described in Section 22.1 with respect to the Properties shall be less than the Limited Recourse Amount with respect to the Properties, and at the time of such sale it shall have been reasonably determined (pursuant to the Appraisal Procedure) that the Fair Market Sales Value of the Properties shall have been impaired by Lessee's violation of Sections 10.1(a) or (c) of this Lease, Lessee shall pay to Lessor within ten
(10) days after receipt of Lessor's written statement (i) the amount necessary to repair such excess wear and tear determined by the Appraisal Procedure or
(ii) the amount of the Sale Proceeds Shortfall, whichever amount is less.

     22.4 Appraisal Procedure.

     For determining the Fair Market Sales Value of the Properties or any other amount which may, pursuant to any provision of any Operative Agreement, be determined by an appraisal procedure, Lessor and Lessee shall use the following procedure (the "Appraisal Procedure"). Lessor and Lessee shall endeavor to reach a mutual agreement as to such amount for a period of ten (10) days from commencement of the Appraisal Procedure under the applicable section of the Lease, and if they cannot agree within ten (10) days, then two (2) qualified appraisers, one (1) chosen by Lessee and one (1) chosen by Lessor, shall mutually agree thereupon, but if either party shall fail to choose an appraiser within twenty (20) days after notice from the other party of the selection of its appraiser, then the appraisal by such appointed appraiser shall be binding on Lessee and Lessor. If the two (2) appraisers cannot agree within twenty (20) days after both shall have been appointed, then a third appraiser shall be selected by the two (2) appraisers or, failing agreement as to such third appraiser within thirty (30) days after both shall have been appointed, by the

American Arbitration Association. The decisions of the three (3) appraisers shall be given within twenty (20) days of the appointment of the third appraiser and the decision of the appraiser most different from the average of the other two (2) shall be discarded and such average shall be binding on Lessor and Lessee; provided, that if the highest appraisal and the lowest appraisal are equidistant from the third appraisal, the third appraisal shall be binding on Lessor and Lessee. The fees and expenses of the appraiser appointed by Lessee shall be paid by Lessee; the fees and expenses of the appraiser appointed by Lessor shall be paid by Lessor (such fees and expenses and Lessor's share of the fees and expenses of the third appraiser as described below not being indemnified pursuant to Section 11 of the Participation Agreement); and the fees and expenses of the third appraiser shall be divided equally between Lessee and Lessor.

     22.5 Certain Obligations Continue.

     During the Marketing Period, the obligation of Lessee to pay Rent with respect to the Properties (including without limitation the installment of Basic Rent due on the Expiration Date) shall continue undiminished until payment in full to Lessor of the sale proceeds, if any, the Maximum Residual Guarantee Amount, the amount due under Section 22.3, if any, and all other amounts due to Lessor or any other Person with respect to all Properties or any Operative Agreement. Lessor shall have the right, but shall be under no duty, to solicit bids, to inquire into the efforts of Lessee to obtain bids or otherwise to take action in connection with any such sale, other than as expressly provided in this Article XXII.

     22.6 Effect of Sale.

     Any conveyance of a Property to Lessee or any applicable purchaser pursuant to Article XX or XXII shall cut off and terminate any interest in the Land, Improvements or other Property claimed by, through or under Lessor, including any interest claimed by the Agent, Lenders and Holders. The Agent and the Lessor shall execute, acknowledge and deliver such releases, terminations and reconveyances (at the cost of Lessee) as may be reasonably necessary to clear (in the case of the Agent) any such Liens in favor of the Agent arising under the Operative Agreements as Security Documents and (in the case of Lessor) any such Liens in favor of Lessor arising under the Operative Agreements as Security Documents and any Lessor Liens; provided, notwithstanding the foregoing, no Financing Party shall be required to execute, acknowledge or deliver any releases, terminations or reconveyances with respect to any Lien for which the Lessee is responsible pursuant to the Operative Agreements.


                                  ARTICLE XXIII

     23.1 Holding Over.

     If Lessee shall for any reason remain in possession of a Property after the expiration or earlier termination of this Lease as to such Property (unless such Property is conveyed to Lessee), such possession shall be as a tenancy at sufferance during which time Lessee shall continue to pay Supplemental Rent that would be payable by Lessee hereunder were the Lease then in full force and effect with respect to such Property and Lessee shall continue to pay Basic Rent at the lesser of the highest lawful rate and one hundred ten percent (110%) of the last payment of Basic Rent due with respect to such Property prior to such expiration or earlier termination of this Lease. Such Basic Rent shall be payable from time to time upon demand by Lessor and such additional amount of Basic Rent shall be applied by Lessor ratably to the Lenders and the Holders based on their relative amounts of the then outstanding aggregate Property Cost for all Properties. During any period of tenancy at sufferance, Lessee shall, subject to the second preceding sentence, be obligated to perform and observe all of the terms, covenants and conditions of this Lease, but shall have no rights hereunder other than the right, to the extent given by law to tenants at sufferance, to continue its occupancy and use of such Property. Nothing contained in this Article XXIII shall constitute the consent, express or implied, of Lessor to the holding over of Lessee after the expiration or earlier termination of this Lease as to any Property (unless such Property is conveyed to Lessee) and nothing contained herein shall be read or construed as preventing Lessor from maintaining a suit for possession of such Property or exercising any other remedy available to Lessor at law or in equity.


                                  ARTICLE XXIV

     24.1 Risk of Loss.

     During the Term, unless Lessee shall not be in actual possession of any Property in question solely by reason of Lessor's exercise of its remedies of dispossession under Article XVII, the risk of loss or decrease in the enjoyment and beneficial use of such Property as a result of the damage or destruction thereof by fire, the elements, casualties, thefts, riots, wars or otherwise is assumed by Lessee, and Lessor shall in no event be answerable or accountable therefor.


                                   ARTICLE XXV

     25.1 Assignment.

          (a) Except pursuant to the Security Agreement, Lessee may not assign this Lease or any of its rights or obligations hereunder or with respect to any Property in whole or in part to any Person without the prior written consent of the Agent, the Lenders, the Holders and Lessor which consent may be withheld or granted in the absolute discretion of each such party.

          (b) No assignment by Lessee (referenced in this Section 25.1 or otherwise) or other relinquishment of possession to any Property shall in any way discharge or diminish any of the obligations of Lessee to Lessor hereunder and Lessee shall remain directly and primarily liable under the Operative Agreements as to any rights or obligations assigned by Lessee or regarding any Property in which rights or obligations have been assigned or otherwise transferred.

     25.2 Subleases.

          (a) Promptly, but in any event within five (5) Business Days, following the execution and delivery of any sublease permitted by this
     Article XXV, Lessee shall notify Lessor of the execution of such sublease. As of the date of each Lease Supplement, Lessee shall lease the respective Property described in such Lease Supplement from Lessor, and any existing tenant respecting such Property shall automatically be deemed to be a subtenant of Lessee and not a tenant of Lessor.

          (b) Without the prior written consent of the Agent, any Lender, any Holder or Lessor and subject to the other provisions of this Section 25.2, Lessee may sublet any Property or portion thereof so long as such sublease
     (i) is on market terms and (ii) is expressly subject and subordinate to this Lease; provided, Lessor and the Agent shall provide nondisturbance agreements to any sublessee which is not an Affiliate of any Credit Party which delivers an attornment agreement, in form and substance reasonably acceptable to Lessor. Except as referenced in the immediately preceding sentence, no other subleases shall be permitted unless consented to in writing by Lessor. All subleasing shall be done on market terms and shall in no way diminish the fair market value or useful life of any applicable Property.

          (c) No sublease (referenced in this Section 25.2 or otherwise) or other relinquishment of possession to any Property shall in any way discharge or diminish any of Lessee's obligations to Lessor hereunder and Lessee shall remain directly and primarily liable under this Lease as to such Property, or portion thereof, so sublet.


                                  ARTICLE XXVI

     26.1 No Waiver.
            ---------

     No failure by Lessor or Lessee to insist upon the strict performance of any term hereof or to exercise any right, power or remedy upon a default hereunder, and no acceptance of full or partial payment of Rent during the continuance of any such default, shall constitute a waiver of any such default or of any such term. To the fullest extent permitted by law, no waiver of any default shall affect or alter this Lease, and this Lease shall continue in full force and effect with respect to any other then existing or subsequent default.


                                  ARTICLE XXVII

     27.1 Acceptance of Surrender.

     No surrender to Lessor of this Lease or of all or any portion of any Property or of any part of any thereof or of any interest therein shall be valid or effective unless agreed to and accepted in writing by Lessor and no act by Lessor or the Agent or any representative or agent of Lessor or the Agent, other than a written acceptance, shall constitute an acceptance of any such surrender.

     27.2 No Merger of Title.

     There shall be no merger of this Lease or of the leasehold estate created hereby by reason of the fact that the same Person may acquire, own or hold, directly or indirectly, in whole or in part, (a) this Lease or the leasehold estate created hereby or any interest in this Lease or such leasehold estate,
(b) any right, title or interest in any Property, (c) any Notes, or (d) a beneficial interest in Lessor.


                                 ARTICLE XXVIII

                             [Intentionally Omitted]


                                  ARTICLE XXIX

     29.1 Notices.

     All notices required or permitted to be given under this Lease shall be in writing and delivered as provided in the Participation Agreement.


                                   ARTICLE XXX

     30.1 Miscellaneous.

     Anything contained in this Lease to the contrary notwithstanding, all claims against and liabilities of Lessee or Lessor arising from events commencing prior to the expiration or earlier termination of this Lease shall survive such expiration or earlier termination. If any provision of this Lease shall be held to be unenforceable in any jurisdiction, such unenforceability shall not affect the enforceability of any other provision of this Lease and such jurisdiction or of such provision or of any other provision hereof in any other jurisdiction.

     30.2 Amendments and Modifications.

     Neither this Lease nor any Lease Supplement may be amended, waived, discharged or terminated except in accordance with the provisions of Section
12.4 of the Participation Agreement.

     30.3 Successors and Assigns.

     All the terms and provisions of this Lease shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     30.4 Headings and Table of Contents.

     The headings and table of contents in this Lease are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     30.5 Counterparts.

     This Lease may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one (1) and the same instrument.

     30.6 GOVERNING LAW.

     THIS LEASE SHALL BE GOVERNED BY AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

     30.7 Calculation of Rent.

     All calculation of Rent payable hereunder shall be computed based on the actual number of days elapsed over a year of three hundred sixty (360) days or, to the extent such Rent is based on the ABR, three hundred sixty-five (365)
(or three hundred sixty-six (366), as applicable) days.

     30.8 Memoranda of Lease and Lease Supplements.

     This Lease shall not be recorded; provided, Lessor and Lessee shall promptly record (a) a memorandum of this Lease and the applicable Lease Supplement (in substantially the form of Exhibit B attached hereto) or a short form lease (in form and substance reasonably satisfactory to Lessor) regarding each Property promptly after the acquisition thereof in the local filing office with respect thereto and as required under applicable Law to sufficiently evidence this Lease and any such Lease Supplement in the applicable real estate filing records, the cost of which shall be paid through Advances as part of the Transaction Expenses to the extent all applicable conditions precedent pursuant to Section 5 of the Participation Agreement to funding have been met.

     30.9 Allocations of Payments.

     Notwithstanding any other term or provision of this Lease to the contrary, the allocations of the proceeds of the Properties (including amounts payable in accordance with Articles XV, XVII, XX and XXII) and any and all other Rent and other amounts received hereunder shall be subject to the provisions contained in the Operative Agreements including without limitation the provisions of Section
8.7 of the Participation Agreement.

     30.10 Limitations on Recourse.

     Notwithstanding anything contained in this Lease to the contrary, Lessee agrees to look solely to Lessor's estate and interest in the Properties (and in no circumstance to the Agent, the Lenders, the Holders or otherwise to Lessor) for the collection of any judgment requiring the payment of money by Lessor in the event of liability by Lessor, and no other property or assets of Lessor or any shareholder, owner or partner (direct or indirect) in or of Lessor, or any director, officer, employee, beneficiary, Affiliate of any of the foregoing shall be subject to levy, execution or other enforcement procedure for the satisfaction of the remedies of Lessee under or with respect to this Lease, the relationship of Lessor and Lessee hereunder or Lessee's use of the Properties or any other liability of Lessor to Lessee. Nothing in this Section shall be interpreted so as to limit the terms of Sections 6.1 or 6.2 or the provisions of
Section 12.9 of the Participation Agreement.

     30.11 WAIVERS OF JURY TRIAL.

          EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY, TO THE FULLEST EXTENT ALLOWED BY APPLICABLE LAW, WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS LEASE AND FOR ANY COUNTERCLAIM THEREIN.

     30.12 Exercise of Lessor Rights.

     Lessee hereby acknowledges and agrees that the rights and powers of Lessor under this Lease have been assigned to the Agent pursuant to the terms of the Security Agreement and the other Operative Agreements. Lessor and Lessee hereby acknowledge and agree that (a) the Agent shall, in its discretion, direct and/or act on behalf of Lessor pursuant to the provisions of Sections 8.2(h) and 8.6 of the Participation Agreement, (b) all notices to be given to Lessor shall also be given to the Agent and (c) all notices to be given by Lessor may be given by the Agent, at its election.


     30.13 SUBMISSION TO JURISDICTION; VENUE.

     THE PROVISIONS OF THE PARTICIPATION AGREEMENT RELATING TO SUBMISSION TO JURISDICTION AND VENUE ARE HEREBY INCORPORATED BY REFERENCE HEREIN, MUTATIS MUTANDIS.


     30.14 USURY SAVINGS PROVISION.

     IT IS THE INTENT OF THE PARTIES HERETO TO CONFORM TO AND CONTRACT IN STRICT COMPLIANCE WITH APPLICABLE USURY LAW FROM TIME TO TIME IN EFFECT. TO THE EXTENT ANY RENT OR PAYMENTS HEREUNDER ARE HEREAFTER CHARACTERIZED BY ANY COURT OF COMPETENT JURISDICTION AS THE REPAYMENT OF PRINCIPAL AND INTEREST THEREON, THIS

SECTION 30.14 SHALL APPLY. ANY SUCH RENT OR PAYMENTS SO CHARACTERIZED AS INTEREST MAY BE REFERRED TO HEREIN AS "INTEREST." ALL AGREEMENTS AMONG THE PARTIES HERETO ARE HEREBY LIMITED BY THE PROVISIONS OF THIS SECTION WHICH SHALL OVERRIDE AND CONTROL ALL SUCH AGREEMENTS, WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER WRITTEN OR ORAL. IN NO WAY, NOR IN ANY EVENT OR CONTINGENCY (INCLUDING WITHOUT LIMITATION PREPAYMENT OR ACCELERATION OF THE MATURITY OF ANY OBLIGATION), SHALL ANY INTEREST TAKEN, RESERVED, CONTRACTED FOR, CHARGED, OR RECEIVED UNDER THIS LEASE OR OTHERWISE, EXCEED THE MAXIMUM NONUSURIOUS AMOUNT PERMISSIBLE UNDER APPLICABLE LAW. IF, FROM ANY POSSIBLE CONSTRUCTION OF ANY OF THE OPERATIVE AGREEMENTS OR ANY OTHER DOCUMENT OR AGREEMENT, INTEREST WOULD OTHERWISE BE PAYABLE IN EXCESS OF THE MAXIMUM NONUSURIOUS AMOUNT, ANY SUCH CONSTRUCTION SHALL BE SUBJECT TO THE PROVISIONS OF THIS SECTION AND SUCH AMOUNTS UNDER SUCH DOCUMENTS OR AGREEMENTS SHALL BE AUTOMATICALLY REDUCED TO THE MAXIMUM NONUSURIOUS AMOUNT PERMITTED UNDER APPLICABLE LAW, WITHOUT THE NECESSITY OF EXECUTION OF ANY AMENDMENT OR NEW DOCUMENT OR AGREEMENT. IF LESSOR SHALL EVER RECEIVE ANYTHING OF VALUE WHICH IS CHARACTERIZED AS INTEREST WITH RESPECT TO THE OBLIGATIONS OWED HEREUNDER OR UNDER APPLICABLE LAW AND WHICH WOULD, APART FROM THIS PROVISION, BE IN EXCESS OF THE MAXIMUM LAWFUL AMOUNT, AN AMOUNT EQUAL TO THE AMOUNT WHICH WOULD HAVE BEEN EXCESSIVE INTEREST SHALL, WITHOUT PENALTY, BE APPLIED TO THE REDUCTION OF THE COMPONENT OF PAYMENTS DEEMED TO BE PRINCIPAL AND NOT TO THE PAYMENT OF INTEREST, OR REFUNDED TO LESSEE OR ANY OTHER PAYOR THEREOF, IF AND TO THE EXTENT SUCH AMOUNT WHICH WOULD HAVE BEEN EXCESSIVE EXCEEDS THE COMPONENT OF PAYMENTS DEEMED TO BE PRINCIPAL. THE RIGHT TO DEMAND PAYMENT OF ANY AMOUNTS EVIDENCED BY ANY OF THE OPERATIVE AGREEMENTS DOES NOT INCLUDE THE RIGHT TO RECEIVE ANY INTEREST WHICH HAS NOT OTHERWISE ACCRUED ON THE DATE OF SUCH DEMAND, AND LESSOR DOES NOT INTEND TO CHARGE OR RECEIVE ANY UNEARNED INTEREST IN THE EVENT OF SUCH DEMAND. ALL INTEREST PAID OR AGREED TO BE PAID TO LESSOR SHALL, TO THE EXTENT PERMITTED BY APPLICABLE LAW, BE AMORTIZED, PRORATED, ALLOCATED, AND SPREAD THROUGHOUT THE FULL STATED TERM (INCLUDING WITHOUT LIMITATION ANY RENEWAL OR EXTENSION) OF THIS LEASE SO THAT THE AMOUNT OF INTEREST ON ACCOUNT OF SUCH PAYMENTS DOES NOT EXCEED THE MAXIMUM NONUSURIOUS AMOUNT PERMITTED BY APPLICABLE LAW.


                                  [signature page follows]

     IN WITNESS WHEREOF, the parties have caused this Lease to be duly executed and delivered as of the date first above written.

                                    FIRST SECURITY BANK, NATIONAL ASSOCIATION, not individually, but solely as the Owner Trustee under the FRI Trust 1999-1, as Lessor


                                    By:    /s/ C. Scott Nielsen
                                       ---------------------------------------
                                    Name:  C. Scott Nielsen
                                         -------------------------------------
                                    Title: Vice President
                                          ------------------------------------



                                    FRANKLIN TEMPLETON CORPORATE SERVICES, INC., as Lessee


                                    By:    /s/ Charles R. Sims
                                       ---------------------------------------
                                    Name:  Charles R. Sims
                                         -------------------------------------
                                    Title: Treasurer
                                          ------------------------------------


Receipt of this original
counterpart of the foregoing
Lease is hereby acknowledged
as the date hereof

BANK OF AMERICA, N.A.,
as the Agent


By:    /s/ John G. Hayes
   --------------------------------
Name:  John G. Hayes
     ------------------------------
Title: Principal
      -----------------------------

                                                         EXHIBIT A TO THE LEASE


                            LEASE SUPPLEMENT NO. ___

     THIS LEASE SUPPLEMENT NO. ___ (this "Lease Supplement") dated as of ___________, _______ between FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not individually, but solely as the Owner Trustee under the FRI Trust 1999-1, as lessor (the "Lessor"), and FRANKLIN TEMPLETON CORPORATE SERVICES, INC., a Delaware corporation, as lessee (the "Lessee").

     WHEREAS, Lessor is the owner or will be the owner of the Property described on Schedule 1 hereto (the "Leased Property") and wishes to lease the same to Lessee;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. Definitions; Rules of Usage. For purposes of this Lease Supplement, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in Appendix A to the Participation Agreement, dated as of September 27, 1999 among Lessee, Lessor, not individually, except as expressly stated therein, but solely as the Owner Trustee under the FRI Trust 1999-1, the various banks and other lending institutions which are parties thereto from time to time, as the Holders, the various banks and other lending institutions which are parties thereto from time to time, as the Lenders, and Bank of America, N.A., as the Agent for the Lenders and respecting the Security Documents, as the Agent for the Lenders and Holders, to the extent of their interests, as such may be amended, modified, extended, supplemented, restated and/or replaced from time to time.

     SECTION 2. The Properties. Attached hereto as Schedule 1 is the description of the Leased Property, with an Equipment Schedule attached hereto as Schedule 1-A, an Improvement Schedule attached hereto as Schedule 1-B and [a legal description of the Land / a copy of the Ground Lease] attached hereto as
Schedule 1-C. Effective upon the execution and delivery of this Lease Supplement by Lessor and Lessee, the Leased Property shall be subject to the terms and provisions of the Lease. Without further action, any and all additional Equipment funded under the Operative Agreements and any and all additional Improvements made to the Land shall be deemed to be titled to the Lessor and subject to the terms and conditions of the Lease and this Lease Supplement.

     This Lease Supplement shall constitute a mortgage, deed of trust, security agreement and financing statement under the laws of the state in which the Leased Property is situated. The maturity date of the obligations secured hereby shall be [___________] unless extended to not later than [___________].

     For purposes of provisions of the Lease and this Lease Supplement related to the creation and enforcement of the Lease and this Lease Supplement as a security agreement and a fixture filing, Lessee is the debtor and Lessor is the secured party. The mailing addresses of the debtor (Lessee herein) and of the secured party (Lessor herein) from which information concerning security interests hereunder may be obtained are set forth on the signature pages hereto. A carbon, photographic or other reproduction of the Lease and this Lease Supplement or of any financing statement related to the Lease and this Lease Supplement shall be sufficient as a financing statement for any of the purposes referenced herein.

     SECTION 3. [Intentionally Omitted.]

     SECTION 4. Ratification; Incorporation by Reference. Except as specifically modified hereby, the terms and provisions of the Lease and the Operative Agreements are hereby ratified and confirmed and remain in full force and effect. The Lease is hereby incorporated herein by reference as though restated herein in its entirety.

     SECTION 5. Original Lease Supplement. The single executed original of this Lease Supplement marked "THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART" on the signature page thereof and containing the receipt of the Agent therefor on or following the signature page thereof shall be the original executed counterpart of this Lease Supplement (the "Original Executed Counterpart"). To the extent that this Lease Supplement constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Lease Supplement may be created through the transfer or possession of any counterpart other than the Original Executed Counterpart.

     SECTION 6. GOVERNING LAW. THIS LEASE SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAW OF THE STATE OF CALIFORNIA [USE FOR PROPERTY LOCATED OUTSIDE OF CALIFORNIA ONLY: EXCEPT TO THE EXTENT THE LAWS OF THE STATE WHERE A PARTICULAR PROPERTY IS LOCATED ARE REQUIRED TO APPLY].

     SECTION 7. Mortgage; Power of Sale. Without limiting any other remedies set forth in the Lease, in the event that a court of competent jurisdiction rules that the Lease constitutes a mortgage, deed of trust or other secured financing, then Lessor and Lessee agree that Lessee hereby grants a Lien against the Leased Property WITH POWER OF SALE, and that, upon the occurrence of any Lease Event of Default, Lessor shall have the power and authority, to the extent provided by law, after prior notice and lapse of such time as may be required by law, to foreclose its interest (or cause such interest to be foreclosed) in all or any part of the Leased Property.

     SECTION 8. Counterpart Execution. This Lease Supplement may be executed in any number of counterparts and by each of the parties hereto in separate counterparts, all such counterparts together constituting but one (1) and the same instrument.

         [The remainder of this page has been intentionally left blank.]

     IN WITNESS WHEREOF, each of the parties hereto has caused this Lease Supplement to be duly executed by an officer thereunto duly authorized as of the date and year first above written.

                                    FIRST SECURITY BANK, NATIONAL
                                    ASSOCIATION, not individually, but solely as the Owner Trustee under the FRI Trust 1999-1, as Lessor

                                    By:
                                          ------------------------------------
                                    Name:
                                          ------------------------------------
                                    Title:
                                          ------------------------------------

                                    First Security Bank, National Association
                                    79 South Main Street
                                    Third Floor
                                    Salt Lake City, Utah 84111
                                    Attn: Val T. Orton
                                          Vice President

                                    FRANKLIN TEMPLETON CORPORATE SERVICES, INC., as Lessee

                                    By:
                                          ------------------------------------
                                    Name:
                                          ------------------------------------
                                    Title:
                                          ------------------------------------

                                    [LESSEE ADDRESS]

                                    -------------------------

                                    -------------------------
                                    Attn:
                                          -----------------

Receipt of this original counterpart
of the foregoing Lease Supplement
is hereby acknowledged as the date
hereof.

BANK OF AMERICA, N.A., as the Agent

By:
    -------------------------------
Name:
    -------------------------------
Title:
    -------------------------------
[BANK ADDRESS]

----------------------------

----------------------------
Attn:
      ----------------------

STATE OF _____________________

COUNTY OF ____________________


On ______________,_____, before me, the undersigned notary public in and for said County and State, personally appeared _____________________________________
_______________________________________________________________________________,

                  ______    personally known to me [or]

                  ______    proved to me on the basis of satisfactory evidence

to  be  the  person(s)   whose  name(s)   ______________________________________
subscribed   to   the   within   instrument   and   acknowledged   to  me   that
________________________________        executed        the        same       in
__________________________________   authorized   capacity(ies)   and  that,  by
_____________________ signature(s) on the instrument, the person(s) or the entity(ies) upon behalf of which the person(s) acted executed the instrument.

WITNESS my hand and official seal.



                                    __________________________________________

                                    My commission expires on _________________

STATE OF _____________________

COUNTY OF ____________________


On ______________,_____, before me, the undersigned notary public in and for said County and State, personally appeared _____________________________________
_______________________________________________________________________________,

                  ______    personally known to me [or]

                  ______    proved to me on the basis of satisfactory evidence

to  be  the  person(s)   whose  name(s)   ______________________________________
subscribed   to   the   within   instrument   and   acknowledged   to  me   that
________________________________        executed        the        same       in
__________________________________   authorized   capacity(ies)   and  that,  by
_____________________ signature(s) on the instrument, the person(s) or the entity(ies) upon behalf of which the person(s) acted executed the instrument.

WITNESS my hand and official seal.



                                    __________________________________________

                                    My commission expires on _________________

                                   SCHEDULE 1
                          TO LEASE SUPPLEMENT NO. ____

                      (Description of the Leased Property)

                                  SCHEDULE 1-A
                          TO LEASE SUPPLEMENT NO. ____

                                   (Equipment)

                                  SCHEDULE 1-B
                          TO LEASE SUPPLEMENT NO. ____

                                 (Improvements)

                                  SCHEDULE 1-C
                          TO LEASE SUPPLEMENT NO. ____

                                    [(Land)/
                                 (Ground Lease)]

                                                          EXHIBIT B TO THE LEASE

                    [MODIFY OR SUBSTITUTE SHORT FORM LEASE AS
                      NECESSARY FOR LOCAL LAW REQUIREMENTS]

Recordation requested by:

Moore & Van Allen, PLLC




After recordation return to:

Moore & Van Allen, PLLC (LSJ)
100 North Tryon Street, Floor 47
Charlotte, NC  28202-4003
                                                Space above this line
                                                for Recorder's use

--------------------------------------------------------------------------------

     The undersigned Lessor declares:

          Document Transfer Tax is $0 -- Lease for a term of less than 35 years
                                         (including renewal options)
          | |___ unincorporated area     | | City of San Mateo
          Parcel No.
                     -------------------------
          | | computed on full value of interest or property conveyed, or | | computed on full value less value of liens or encumbrances remaining at time of sale.


                          MEMORANDUM OF LEASE AGREEMENT
                                       AND
                            LEASE SUPPLEMENT NO. ____

     THIS MEMORANDUM OF LEASE AGREEMENT AND LEASE SUPPLEMENT NO. ____ ("Memorandum"), dated as of _____________, is by and between FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not individually, but solely as the Owner Trustee under the FRI Trust 1999-1, with an office at 79 South Main Street, Salt Lake City, Utah 84111 (hereinafter referred to as "Lessor"), and FRANKLIN TEMPLETON CORPORATE SERVICES, INC., a Delaware corporation, with an office at [___________________] (hereinafter referred to as "Lessee").

                                   WITNESSETH:

     That for value received, Lessor and Lessee do hereby covenant, promise and agree as follows:

     1. Demised Premises and Date of Lease. Lessor has leased to Lessee, and Lessee has leased from Lessor, for the Term (as hereinafter defined), Lessor's interest in certain real property and other property located in ________________, which is described in the attached Schedule 1 (the
"Property"), pursuant to the terms of an unrecorded Lease Agreement between Lessor and Lessee dated as of September 27, 1999 (as such may be amended, modified, extended, supplemented, restated and/or replaced from time to time, "Lease") and an unrecorded Lease Supplement No. ____ between Lessor and Lessee dated as of ______________ (the "Lease Supplement"). [Lessor is ground leasing the Property from Lessee pursuant to a separate Ground Lease of even date herewith (Lessee, in its capacity as the ground lessor is referred to herein as "Ground Lessor").]

     The Lease and the Lease Supplement shall constitute a mortgage, deed of trust and security agreement and financing statement under the laws of the state in which the Property is situated. The maturity date of the obligations secured thereby shall be ___________, unless extended to not later than ___________.

     For purposes of provisions of the Lease and the Lease Supplement related to the creation and enforcement of the Lease and the Lease Supplement as a security agreement and a fixture filing, Lessee is the debtor and Lessor is the secured party. The mailing addresses of the debtor (Lessee herein) and of the secured party (Lessor herein) from which information concerning security interests hereunder may be obtained are as set forth on the signature pages hereof. A carbon, photographic or other reproduction of this Memorandum or of any financing statement related to the Lease and the Lease Supplement shall be sufficient as a financing statement for any of the purposes referenced herein.

     2. Term, Renewal, Extension and Purchase Option. The term of the Lease for the Property ("Term") commenced as of __________, and shall end as of _________, unless the Term is extended or earlier terminated in accordance with the provisions of the Lease. The Lease contains provisions for renewal and extension. The Lessee has the option to purchase or arrange for a third party to purchase Lessor's interest in the Property on the terms set forth in the Lease.

     3. Tax Payer Numbers.

        Lessor's tax payer number:  __________________.

        Lessee's tax payer number:  __________________.

     4. Mortgage by Lessee; Power of Sale. Without limiting any other remedies set forth in the Lease, in the event that a court of competent jurisdiction rules that the Lease constitutes a mortgage, deed of trust or other secured financing, then Lessor and Lessee agree that Lessee has granted, pursuant to the terms of the Lease and the Lease Supplement, a Lien against the Property WITH POWER OF SALE, and that, upon the occurrence and during the continuance of any

Lease Event of Default, Lessor shall have the power and authority, to the extent provided by law, after prior notice and lapse of such time as may be required by law, to foreclose its interest (or cause such interest to be foreclosed) in all or any part of the Property.

     5. Effect of Memorandum. The purpose of this instrument is to give notice of the Lease and the Lease Supplement and their respective terms, covenants and conditions to the same extent as if the Lease and the Lease Supplement were fully set forth herein. This Memorandum shall not modify in any manner the terms, conditions or intent of the Lease or the Lease Supplement and the parties agree that this Memorandum is not intended nor shall it be used to interpret the Lease or the Lease Supplement or determine the intent of the parties under the Lease or the Lease Supplement. This Memorandum, the Lease and the Lease Supplement shall bind and inure to the benefit of the parties hereto, and their successors and permitted assigns.


         [The remainder of this page has been intentionally left blank.]

     IN WITNESS WHEREOF, the parties hereto have duly executed this instrument as of the day and year first written.

                                    LESSOR:

                                    FIRST SECURITY BANK, NATIONAL ASSOCIATION, not individually, but solely as the Owner Trustee under the FRI Trust 1999-1


                                    By:
                                          ------------------------------------
                                    Name:
                                          ------------------------------------
                                    Title:
                                          ------------------------------------

                                    First Security Bank, National Association
                                    79 South Main Street
                                    Third Floor
                                    Salt Lake City, Utah 84111
                                    Attn: Val T. Orton
                                          Vice President


                                    LESSEE:

                                                             FRANKLIN
                                    TEMPLETON CORPORATE SERVICES, INC.


                                    By:
                                          ------------------------------------
                                    Name:
                                          ------------------------------------
                                    Title:
                                          ------------------------------------

                                    [LESSEE ADDRESS]

                                    -------------------------

                                    -------------------------
                                    Attn:
                                          -------------------

                                   SCHEDULE 1

                            (Description of Property)

STATE OF _____________________

COUNTY OF ____________________


On ______________,_____, before me, the undersigned notary public in and for said County and State, personally appeared _____________________________________
_______________________________________________________________________________,

                  ______    personally known to me [or]

                  ______    proved to me on the basis of satisfactory evidence

to  be  the  person(s)   whose  name(s)   ______________________________________
subscribed   to   the   within   instrument   and   acknowledged   to  me   that
________________________________        executed        the        same       in
__________________________________   authorized   capacity(ies)   and  that,  by
_____________________ signature(s) on the instrument, the person(s) or the entity(ies) upon behalf of which the person(s) acted executed the instrument.

WITNESS my hand and official seal.



                                    __________________________________________

                                    My commission expires on _________________

STATE OF _____________________

COUNTY OF ____________________


On ______________,_____, before me, the undersigned notary public in and for said County and State, personally appeared _____________________________________
_______________________________________________________________________________,

                  ______    personally known to me [or]

                  ______    proved to me on the basis of satisfactory evidence

to  be  the  person(s)   whose  name(s)   ______________________________________
subscribed   to   the   within   instrument   and   acknowledged   to  me   that
________________________________        executed        the        same       in
__________________________________   authorized   capacity(ies)   and  that,  by
_____________________ signature(s) on the instrument, the person(s) or the entity(ies) upon behalf of which the person(s) acted executed the instrument.

WITNESS my hand and official seal.



                                    __________________________________________

                                    My commission expires on _________________

--------------------------------------------------------------------------------


                               SECURITY AGREEMENT


                                   Dated as of
                               September 27, 1999

                                     between

                   FIRST SECURITY BANK, NATIONAL ASSOCIATION,
             not individually, but solely as the Owner Trustee under
                              the FRI Trust 1999-1

                                       and

                             BANK OF AMERICA, N.A.,
                  as the Agent for the Lenders and the Holders

                          and accepted and agreed to by

                   FRANKLIN TEMPLETON CORPORATE SERVICES, INC.




--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

      1.    Definitions......................................................2

      2.    Grant of Security Interest.......................................4

      3.    Payment of Obligations...........................................6

      4.    Other Covenants..................................................6

      5.    Default; Remedies................................................6

      6.    Remedies Not Exclusive...........................................7

      7.    Performance by the Agent of the Borrower's Obligations...........7

      8.    Duty of the Agent................................................8

      9.    Powers Coupled with an Interest..................................8

      10.   Execution of Financing Statements................................8

      11.   Security Agreement Under Uniform Commercial Code.................8

      12.   Authority of the Agent...........................................9

      13.   Notices. ........................................................9

      14.   Severability....................................................10

      15.   Amendment in Writing; No Waivers; Cumulative Remedies...........10

      16.   Section Headings................................................10

      17.   Successors and Assigns..........................................10

      18.   The Borrower's Waiver of Rights.................................10

      19.   Governing Law...................................................11

      20.   Obligations Are Without Recourse................................11

      21.   Partial Release; Full Release...................................11

      22.   Miscellaneous...................................................11

      23.   Conflicts with Participation Agreement..........................12

      24.   Lessee as a Party...............................................12

                               SECURITY AGREEMENT


     This SECURITY AGREEMENT, dated as of September 27, 1999 (as amended, modified, extended, supplemented, restated and/or replaced from time to time, this "Security Agreement"), is made between FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not individually, but solely as Owner Trustee under the FRI Trust 1999-1 (the "Borrower"), and BANK OF AMERICA, N.A., a national banking association ("Bank"), as agent for (a) the Lenders (hereinafter defined) under the Credit Agreement dated as of September 27, 1999 (as amended, modified, extended, supplemented, restated and/or replaced from time to time, the "Credit Agreement") by and among the Borrower, the lending institutions from time to time parties thereto (the "Lenders") and Bank as the agent for the Lenders and (b) the holders of the certificates issued pursuant to the Trust Agreement dated as of September 27, 1999 (as amended, modified, extended, supplemented, restated and/or replaced from time to time, the "Trust Agreement") among the holders from time to time parties thereto (the "Holders") and the Borrower, in its individual capacity thereunder and in its capacity as Owner Trustee thereunder. The Lenders and the Holders, together with their successors and permitted assigns, are collectively referred to hereinafter as the "Secured Parties." Bank, in its capacity as agent for the Secured Parties is referred to hereinafter as the "Agent", and this Security Agreement is accepted and agreed to by FRANKLIN TEMPLETON CORPORATE SERVICES, INC., a Delaware corporation.

                              Preliminary Statement

     Pursuant to the Credit Agreement, the Lenders have severally agreed to make Loans to the Borrower in an aggregate amount not to exceed the Commitments upon the terms and subject to the conditions set forth therein, to be evidenced by the Notes issued by the Borrower under the Credit Agreement. Pursuant to the Trust Agreement, the Holders have agreed to purchase the ownership interests of the Trust created thereby in an aggregate amount not to exceed the Holder Commitments upon the terms and subject to the conditions set forth therein, to be evidenced by the Certificates issued by the Borrower under the Trust Agreement. The Borrower is, or shall be upon the date of the initial Advance with respect to each Property, the legal and beneficial owner of such Property (except the Borrower may have a ground leasehold interest in certain Properties pursuant to one (1) or more Ground Leases).

     It is a condition, among others, to the obligation of the Lenders to make their respective Loans to the Borrower under the Credit Agreement and the Holders to make their respective Holder Advances under the Trust Agreement that the Borrower shall have executed and delivered this Security Agreement to the Agent, for the benefit of the Lenders and the Holders.

     NOW, THEREFORE, in consideration of the premises and to induce the Lenders to make their respective Loans under the Credit Agreement and to induce the Holders to make their respective Holder Advances under the Trust Agreement, the Borrower hereby agrees with the Agent, for the benefit of the Agent and the Secured Parties, as follows:

     1. Definitions.

     (a) As used herein, the following terms shall have the following respective meanings:

          "Accounts" shall mean all "accounts," as such term is defined in the Uniform Commercial Code, now owned or hereafter acquired by the Borrower, including without limitation (i) all accounts receivable, other receivables, book debts and other forms of obligations now owned or hereafter received or acquired by or belonging or owing to the Borrower, whether arising out of goods sold or leased or services rendered by it or from any other transaction (including without limitation any such obligations which may be characterized as an account under the Uniform Commercial Code), (ii) all of the Borrower's rights in, to and under all purchase orders or receipts now owned or hereafter acquired by it for goods or services, (iii) all of the Borrower's rights to any goods represented by any of the foregoing (including without limitation unpaid sellers' rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods), (iv) all monies due or to become due to the Borrower under all purchase orders and contracts for the sale or lease of goods or the performance of services or both by the Borrower (whether or not yet earned by performance on the part of the Borrower) now or hereafter in existence, including without limitation the right to receive the proceeds of said purchase orders and contracts, and (v) all collateral security and guarantees of any kind, now or hereafter in existence, given by any Person with respect to any of the foregoing.

          "Chattel Paper" shall mean any and all "chattel paper," as such term is defined in the Uniform Commercial Code, now owned or hereafter acquired by the Borrower, wherever located.

          "Documents" shall mean any and all "documents", as such term is defined in the Uniform Commercial Code, now owned or hereafter acquired by the Borrower, wherever located, including without limitation each bill of lading, dock warrant, dock receipt, warehouse receipt or order for the delivery of goods, and also any other document which in the regular course of business or financing is treated as adequately evidencing that the Person in possession of it is entitled to receive, hold and dispose of the document and the goods it covers.

          "General Intangibles" shall mean any and all "general intangibles," as such term is defined in the Uniform Commercial Code, now owned or hereafter acquired by the Borrower, including without limitation all contracts, undertakings, or agreements in or under which the Borrower may now or hereafter have any right (other than any right evidenced by Chattel Paper, Documents or Instruments), title or interest, including without limitation any agreements relating to the terms of payment or the terms of performance of any Account.

          "Holders" shall have the meaning specified in the first paragraph of this Security Agreement.

          "Instruments" shall mean any and all "instruments", as such term is defined in the Uniform Commercial Code, now owned or hereafter acquired by the Borrower, wherever located, including without limitation all certificated securities, all certificates of deposit, and all notes and other, without limitation, evidences of indebtedness, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

          "Investment Property" shall mean any and all "investment property," as such term is defined in the Uniform Commercial Code, now owned or hereafter acquired by the Borrower, wherever located.

          "Lenders" shall have the meaning specified in the first paragraph of this Security Agreement.

          "Lessee" shall mean Franklin Templeton Corporate Services, Inc., a Delaware corporation, its successors, permitted assigns and permitted transferees.

          "Obligations" shall mean any and all obligations (i) of Borrower now existing or hereafter arising under the Credit Agreement, the Notes, the Trust Agreement, the Certificates and/or any other Operative Agreement or
     (ii) with respect to Section 24 the obligations of all of the Credit Parties now existing or hereafter arising under the Operative Agreements.

          "Trust Agreement" shall mean the Amended, Restated and Replacement Trust Agreement dated as of September 27, 1999 (as amended, modified, extended, supplemented, restated and/or replaced from time to time in accordance with the applicable provisions thereof, the "Trust Agreement") among the several banks and other financial institutions from time to time parties thereto and First Security Bank, National Association, in its individual capacity and in its capacity as owner trustee thereunder, together with its successors and assigns.

          "Trust Estate" shall have the meaning given to such term in Section 2.2(a) of the Trust Agreement.

          (b) Capitalized terms used but not otherwise defined in this Security Agreement shall have the respective meanings specified in the Credit
     Agreement or Appendix A to the Participation Agreement dated as of September 27, 1999 (as amended, modified, extended, supplemented, restated and/or replaced from time to time in accordance with the applicable provisions thereof, the "Participation Agreement") among Lessee, Franklin Resources, Inc., as guarantor, the Borrower, the Holders, the Lenders and Bank of America, N.A., as agent for the Lenders and respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests.

          (c) The rules of usage set forth in Appendix A to the Participation Agreement shall apply to this Agreement.

     2. Grant of Security Interest.

     To secure payment of all the amounts advanced under the Credit Agreement in connection with the Notes, all the amounts advanced or contributed under the Trust Agreement in connection with the Certificates and all other amounts now or hereafter owing to the Lenders, the Holders or the Agent thereunder or under any other Operative Agreement, THE BORROWER HEREBY CONVEYS, GRANTS, ASSIGNS, TRANSFERS, HYPOTHECATES, MORTGAGES AND SETS OVER TO THE AGENT FOR THE BENEFIT OF THE SECURED PARTIES, SUBJECT IN EACH CASE TO THE PRIOR LIENS, A FIRST PRIORITY SECURITY INTEREST IN AND LIEN ON THE TRUST ESTATE, WHETHER NOW EXISTING OR HEREAFTER ACQUIRED INCLUDING WITHOUT LIMITATION THE FOLLOWING:

          (a) all right, title and interest of the Borrower in and to the Operative Agreements now existing or hereafter acquired by the Borrower (including without limitation all rights to payment and indemnity rights of the Borrower under the Participation Agreement) (all of the foregoing in this paragraph (a) being referred to as the "Rights in Operative Agreements");

          (b) all right, title and interest of the Borrower in and to all of the Equipment;

          (c) all right, title and interest of the Borrower in and to all of the Fixtures;

          (d) all the estate, right, title, claim or demand whatsoever of the Borrower, in possession or expectancy, in and to each Property, Fixture or Equipment or any part thereof;

          (e) all right, title and interest of the Borrower in and to all substitutes, modifications and replacements of, and all additions, accessions and improvements to, the Fixtures and Equipment, subsequently acquired or leased by the Borrower or constructed, assembled or placed by the Borrower on any Property, immediately upon such acquisition, lease, construction, assembling or placement, and in each such case, without any further conveyance, assignment or other act by the Borrower;

          (f) all right, title and interest of the Borrower in, to and under books and records relating to or used in connection with the operation of one (1) or more Properties or any part thereof; all rights of the Borrower to the payment of money and all property; and all rights in and to any causes of action or choses in action now or hereafter existing in favor of the Borrower and all rights to any recoveries therefrom;

          (g) all right, title and interest of the Borrower in and to all unearned premiums under insurance policies now held or subsequently obtained by the Lessee relating to one (1) or more Properties and the Borrower's interest in and to all proceeds of any insurance policies maintained by or for the benefit of the Borrower, including without limitation any right to collect and receive such proceeds; and all awards and other compensation, including without limitation the interest payable thereon and any right to collect and receive the same, made to the present or any subsequent owner of any Property for the taking by eminent domain, condemnation or otherwise, of all or any part of any Property or any easement or other right therein;

          (h) all right, title and interest of the Borrower in and to (i) all consents, licenses, certificates and other governmental approvals relating to construction, completion, use or operation of any Property or any part thereof and (ii) all Plans and Specifications relating to any Property;

          (i) all right, title and interest of the Borrower in and to all Rent and all other rents, payments, purchase prices, receipts, revenues, issues and profits payable under the Lease or pursuant to any other lease with respect to any Property;

          (j) all right, title and interest of the Borrower in and to all Instruments and Documents;

          (k) all right, title and interest of the Borrower in and to all General Intangibles;

          (l) all right, title and interest of the Borrower in and to all Chattel Paper (including without limitation all rights under the Lease) and each Ground Lease;

          (m) all right, title and interest of the Borrower in and to all money, cash or cash equivalent and bank accounts;

          (n) all right, title and interest of the Borrower in and to all Accounts;

          (o) all right, title and interest of the Borrower in and to all proceeds of letters of credit issued in favor of the Borrower in connection with any Property; and

          (p) all right, title and interest of the Borrower in and to all proceeds, both cash and noncash, of any of the foregoing.

     (All of the foregoing property and rights and interests now owned or held or subsequently acquired by the Borrower and described in the foregoing clauses
(a) through (p) are collectively referred to as the "Trust Property").

     TO HAVE AND TO HOLD the Trust Property and the rights and privileges hereby granted unto the Agent (for the benefit of the Agent and the Secured Parties), its successors and assigns for the uses and purposes set forth, until the earlier of (i) all of the obligations owing to the Lenders, the Holders or the Agent under the Operative Agreements are paid in full or (ii) all Company Obligations are paid and performed in full; provided, that EXCLUDED from the Trust Property at all times and in all respects shall be all Excepted Payments.

     3. Payment of Obligations.

     The Borrower shall pay all Obligations in accordance with the terms of the Credit Agreement, the Notes, the Trust Agreement, the Certificates and the other Operative Agreements and perform each term to be performed by it under the Credit Agreement, the Notes, the Trust Agreement, the Certificates and the other Operative Agreements.

     4. Other Covenants.

     At any time and from time to time, upon the written request of the Agent, and at the expense of the Borrower (with funds provided by the Lessee for such purpose), the Borrower will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Agent reasonably may request for the purposes of obtaining or preserving the full benefits of this Security Agreement and of the rights and powers granted by this Security Agreement.

     5. Default; Remedies.

          (a) Subject in each case to the rights of the Lessee under the Operative Agreements, if a Credit Agreement Event of Default has occurred and is continuing:

               (i) the Agent, in addition to all other remedies available at law or in equity, shall have the right forthwith to enter upon any Property (or any other place where any component of any Property is located at such time) without charge, and take possession of all or any portion of the Trust Property, and to re-let the Trust Property and receive the rents, issues and profits thereof, to make repairs and to apply said rentals and profits, after payment of all necessary or proper charges and expenses, on account of the amounts hereby secured (subject to the Excepted Payments); and

               (ii) the Agent, shall, as a matter of right, be entitled to the appointment of a receiver for the Trust Property, and the Borrower hereby consents to such appointment and waives notice of any application therefor.

          (b) Subject to the rights of the Lessee under the Operative Agreements, if a Credit Agreement Event of Default has occurred and is continuing, the Agent may proceed by an action at law, suit in equity or other appropriate proceeding, to protect and enforce its rights, whether for the foreclosure of the Lien of this Security Agreement, or for the specific performance of any agreement contained herein or for an injunction against the violation of any of the terms hereof. The proceeds of any sale of any of the Trust Property shall be applied pursuant to Section 8.7 of the Participation Agreement. In addition, the Agent may proceed under
     Section 11 hereof.

          (c) The Borrower hereby waives the benefit of all appraisement, valuation, stay, extension and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale of the Trust Property or any portion thereof or interest therein.

     6. Remedies Not Exclusive.

     The Agent shall be entitled to enforce payment of the indebtedness and performance of the Obligations and to exercise all rights and powers under this Security Agreement or under any of the other Operative Agreements or other agreements or any laws now or hereafter in force, notwithstanding some or all of the Obligations may now or hereafter be otherwise secured, whether by deed of trust, mortgage, security agreement, pledge, Lien, assignment or otherwise. Neither the acceptance of this Security Agreement nor its enforcement, shall prejudice or in any manner affect the Agent's right to realize upon or enforce any other security now or hereafter held by the Agent, it being agreed that the Agent shall be entitled to enforce this Security Agreement and any other security now or hereafter held by the Agent in such order and manner as the Agent may determine in its absolute discretion. No remedy conferred hereunder or under any other Operative Agreement upon or reserved to the Agent is intended to be exclusive of any other remedy herein or therein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or thereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by any of the Operative Agreements to the Agent or to which it may otherwise be entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by the Agent. In no event shall the Agent, in the exercise of the remedies provided in this Security Agreement (including without limitation in connection with the assignment of Rents to the Agent, or the appointment of a receiver and the entry of such receiver onto all or any part of the Land), be deemed a "mortgagee in possession" or a "pledgee in possession", and the Agent shall not in any way be made liable for any act, either of commission or omission, in connection with the exercise of such remedies.

     7. Performance by the Agent of the Borrower's Obligations.

     If the Borrower fails to perform or comply with any of its agreements contained herein the Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement. The expenses of the Agent incurred in connection with actions undertaken as provided in this Section 7, together with interest thereon at a rate per annum equal to the Overdue Rate, from the date of payment by the Agent to the date reimbursed by the Borrower, shall be payable by the Borrower (with funds provided by the Lessee for such purpose except to the extent such actions relate to claims expressly excluded from Lessee's indemnification obligations in Sections 11.1 or 11.2 of the Participation Agreement) to the Agent on demand and constitute part of the Obligations secured hereby.

     8. Duty of the Agent.

     The Agent's sole duty with respect to the custody, safekeeping and physical preservation of any Trust Property in its possession, under Section 9-207 of the Uniform Commercial Code or otherwise, shall be to deal with it in the same manner as the Agent deals with similar property for its own account. Neither the Agent, any Lender, any Holder nor any of their respective directors, officers, employees, shareholders, partners or agents shall be liable for failure to demand, collect or realize upon any of the Trust Property or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Trust Property upon the request of the Borrower or any other Person or to take any other action whatsoever with regard to the Trust Property or any part thereof.

     9. Powers Coupled with an Interest.

     All  powers,   authorizations  and  agencies  contained  in  this  Security
Agreement are coupled with an interest and are irrevocable until this Security Agreement is terminated and the Liens created hereby are released.

     10. Execution of Financing Statements.

     Pursuant to Section 9-402 of the Uniform Commercial Code, the Borrower authorizes the Agent at the expense of the Borrower (such amounts to be paid with funds provided by the Lessee for such purpose) to file financing statements with respect to the Trust Property under this Security Agreement without the signature of the Borrower in such form and in such filing offices as the Agent reasonably determines appropriate to perfect the security interests of the Agent under this Security Agreement. A carbon, photographic or other reproduction of this Security Agreement shall be sufficient as a financing statement for filing in any jurisdiction. For purposes of such financing statement, the Borrower shall be deemed to be the debtor, and the Agent shall be deemed to be the secured party. The address of the Borrower is 79 South Main Street, Third Floor, Salt Lake City, Utah 84111, Attention: Val T. Orton, Vice President, and the address of the Agent is Bank of America, N.A., 231 South LaSalle Street, 10th Floor, Mail Code IL1-231-1052, Chicago, IL 60697, Attention: Lizet Flores.

      11.   Security Agreement Under Uniform Commercial Code.

          (a) It is the intention of the parties hereto that this Security Agreement as it relates to matters of the grant, perfection and priority of security interests the subject hereof, shall constitute a security agreement within the meaning of the Uniform Commercial Code of the States in which the Trust Property is located. If a Credit Agreement Event of Default shall occur, then in addition to having any other right or remedy available at law or in equity, and subject to the rights of the Lessee under the Operative Agreements, the Agent may proceed under the applicable Uniform Commercial Code and exercise such rights and remedies as may be provided to a secured party by such Uniform Commercial Code with respect to all or any portion of the Trust Property which is personal property
     (including without limitation taking possession of and selling such property). If the Agent shall elect to proceed under the Uniform Commercial Code, then fifteen (15) days' notice of sale of the personal property shall be deemed reasonable notice and the reasonable expenses of retaking, holding, preparing for sale, selling and the like incurred by the Agent shall include, but not be limited to, attorneys' fees and legal expenses. At the Agent's request, the Borrower shall assemble such personal property and make it available to the Agent at a place designated by the Agent which is reasonably convenient to both parties.

          (b) The Borrower, upon request by the Agent from time to time, shall execute, acknowledge and deliver to the Agent one (1) or more separate security agreements, in form satisfactory to the Agent, covering all or any part of the Trust Property and will further execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, any financing statement, affidavit, continuation statement or certificate or other document as the Agent may request in order to perfect, preserve, maintain, continue or extend the security interest under, and the priority of the Liens granted by, this Security Agreement and such security instrument. The Borrower further agrees to pay to the Agent (with funds provided by the Lessee for such purpose) on demand all costs and expenses incurred by the Agent in connection with the preparation, execution, recording, filing and re-filing of any such document and all reasonable costs and expenses of any record searches for financing statements the Agent shall reasonably require. The filing of any financing or continuation statements in the records relating to personal property or chattels shall not be construed as in any way impairing the right of the Agent to proceed against any property encumbered by this Security Agreement.

     12. Authority of the Agent.

     The Borrower acknowledges that the rights and responsibilities of the Agent under this Security Agreement with respect to any action taken by the Agent or the exercise or non-exercise by the Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Security Agreement shall be governed by the Credit Agreement and
Section 8.6 of the Participation Agreement and by such other agreements with respect thereto as may exist from time to time (until such time as all amounts due and owing to the Secured Parties and the Agent under the Operative Agreements have been paid in full), but the Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and the Borrower shall be under no obligation, or entitlement, to make any inquiry respecting such authority.

     13. Notices.

     All notices required or permitted to be given under this Security Agreement shall be in writing and delivered as provided in Section 12.2 of the Participation Agreement.

     14. Severability.

     Any   provision  of  this  Security   Agreement   which  is  prohibited  or
unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

     15. Amendment in Writing; No Waivers; Cumulative Remedies.

          (a) None of the terms or provisions of this Security Agreement may be waived, amended, supplemented or otherwise modified except in accordance with the terms of Section 12.4 of the Participation Agreement.

          (b) No failure to exercise, nor any delay in exercising, on the part of the Agent, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Agent of any right or remedy hereunder on any one (1) occasion shall not be construed as a bar to any right or remedy which the Agent would otherwise have on any future occasion.

          (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

     16. Section Headings.

     The section headings used in this Security Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

     17. Successors and Assigns.

     This Security Agreement shall be binding upon the successors of the Borrower, and the Borrower shall not assign any of its rights or obligations hereunder or with respect to any of the Trust Property without the prior written consent of the Agent. This Security Agreement shall inure to the benefit of the Agent, the Lenders, the Holders and their respective successors and permitted assigns, in accordance with their respective interests herein, and in accordance with the Participation Agreement.

     18. The Borrower's Waiver of Rights.

     Except as otherwise set forth herein, to the fullest extent permitted by law, the Borrower waives the benefit of all laws now existing or that may subsequently be enacted providing for (a) any appraisement before sale of any portion of the Trust Property, (b) any extension of the time for the enforcement of the collection of the indebtedness or the creation or extension of a period of redemption from any sale made in collecting such debt and (c) exemption of any portion of the Trust Property from attachment, levy or sale under execution or exemption from civil process. Except as otherwise set forth herein, to the fullest extent the Borrower may do so, the Borrower agrees that the Borrower will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, exemption, extension or redemption, or requiring foreclosure of this Security Agreement before exercising any other remedy granted hereunder and the Borrower, for the Borrower and its successors and assigns, and for any and all Persons ever claiming any interest in the Trust Property, to the extent permitted by law, hereby waives and releases all rights of redemption, valuation, appraisement, stay of execution, notice of election to mature or declare due the whole of the Obligations and marshalling in the event of foreclosure of the Liens hereby created.

     19. GOVERNING LAW.

     EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN SECTION 11(a) HEREOF, THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA.

     20. Obligations Are Without Recourse.

The provisions of the Participation Agreement relating to limitations on liability are hereby incorporated by reference herein, mutatis mutandis.

     21. Partial Release; Full Release.

      The Agent may release for such consideration as it may require any portion of the Trust Property without (as to the remainder of the Trust Property) in any way impairing or affecting the Lien, security interest and priority herein provided for the Agent compared to any other Lien holder or secured party. Further, the Agent shall execute and deliver to the Borrower such documents and instruments as may be required to release the Lien and security interest created by this Security Agreement with respect to the Properties as provided in Section
8.8 of the Participation Agreement or to grant the easements and permit the other matters provided for in Section 8.5 of the Participation Agreement.

     22. Miscellaneous.

          (a) This Security Agreement is one (1) of the documents which create Liens and security interests that secure payment and performance of the Obligations. The Agent, at its election, may commence or consolidate in a single action all proceedings to realize upon all such Liens and security interests. The Borrower hereby waives (i) any objections to the commencement or continuation of an action to foreclose the Lien of this Security Agreement or exercise of any other remedies hereunder based on any action being prosecuted or any judgment entered with respect to the Obligations or any Liens or security interests that secure payment and performance of the Obligations and (ii) any objections to the commencement of, continuation of, or entry of a judgment in any such other action based on any action or judgment connected to this Security Agreement. In case of a foreclosure sale, the Trust Property may be sold, at the Agent's election, in one (1) parcel or in more than one (1) parcel and the Agent is specifically empowered (without being required to do so, and in its sole and absolute discretion) to cause successive sales of portions of the Trust Property to be held.

          (b) This Security Agreement may not be amended, waived, discharged or terminated except in accordance with Section 12.4 of the Participation Agreement. Upon the prior written consent of the Majority Secured Parties and unless such matter is a Unanimous Vote Matter, the Agent may release any portion of the Trust Property or any other security, and grant such extensions and indulgences in relation to the Obligations secured hereby without in any manner affecting the priority of the Lien hereof on any part of the Trust Property.

          (c)  THE  PROVISIONS  OF  THE  PARTICIPATION   AGREEMENT  RELATING  TO
     SUBMISSION TO JURISDICTION AND VENUE ARE HEREBY INCORPORATED BY REFERENCE HEREIN, MUTATIS MUTANDIS.

          (d) EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY, TO THE FULLEST EXTENT ALLOWED BY APPLICABLE LAW, WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS SECURITY AGREEMENT, ANY OTHER OPERATIVE AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

     23. Conflicts with Participation Agreement.

     Notwithstanding any other provision hereof, in the event of any conflict between the terms of this Security Agreement and the Participation Agreement, the terms of the Participation Agreement shall govern.

     24. LESSEE as a Party.

     LESSEE HAS EXECUTED THIS SECURITY AGREEMENT FOR THE PURPOSE OF SUBJECTING TO THE SECURITY INTERESTS GRANTED HEREUNDER ALL OF ITS RIGHT, TITLE, ESTATE AND INTEREST, IF ANY, IN AND TO THE TRUST PROPERTY TO SECURE ALL OBLIGATIONS OF ALL CREDIT PARTIES UNDER THE OPERATIVE AGREEMENTS. ACCORDINGLY, LESSEE HEREBY GRANTS TO THE AGENT (FOR THE BENEFIT OF THE AGENT AND THE SECURED PARTIES) A SECURITY INTEREST IN AND TO ALL OF ITS RIGHT, TITLE, ESTATE AND INTEREST, IF ANY, IN AND TO THE TRUST ESTATE (TO THE EXTENT LESSEE HAS ANY RIGHT, TITLE OR INTEREST THEREIN AND WITHOUT REGARD TO ANY LANGUAGE IN SECTION 2 OR THE DEFINITION OF "TRUST ESTATE' OR ANY DEFINITION OF ANY ITEM CONSTITUTING THE TRUST ESTATE WHICH OTHERWISE WOULD LIMIT THE TRUST ESTATE TO THE RIGHT, TITLE AND INTEREST OF THE BORROWER THEREIN). TO SECURE ALL OBLIGATIONS OF ALL CREDIT PARTIES UNDER THE OPERATIVE AGREEMENTS. LESSEE ACKNOWLEDGES AND AGREES THAT, UPON THE OCCURRENCE

OF AN EVENT OF DEFAULT, THE AGENT SHALL HAVE THE RIGHT TO EXERCISE ANY OR ALL OF ITS REMEDIES HEREUNDER AS AGAINST ANY SUCH RIGHT, TITLE, ESTATE OR INTEREST OF LESSEE IN OR TO THE TRUST PROPERTY. NOTWITHSTANDING THE FOREGOING, BY THE ACCEPTANCE HEREOF BY THE BORROWER, THE AGENT, THE LENDERS AND THE HOLDERS, IT IS UNDERSTOOD AND AGREED THAT LESSEE'S RIGHT, TITLE AND INTEREST IN THE TRUST ESTATE SHALL NEVER UNDER ANY CIRCUMSTANCES BE DEEMED FOR THESE PURPOSES TO INCLUDE ANY RIGHT, TITLE OR INTEREST IN ANY ACCOUNTS, CHATTEL PAPER, DOCUMENTS, GENERAL INTANGIBLES, INSTRUMENTS OR INVESTMENT PROPERTY ARISING FROM THE
OPERATION BY LESSEE, GUARANTOR OR ANY OF THEIR AFFILIATES OF ANY BUSINESS OR OPERATIONS (EXCLUSIVE OF THE OPERATION OF ANY PROPERTY AS A REAL ESTATE FACILITY) ON ANY PROPERTY.


                            [signature page follows]

     IN WITNESS WHEREOF, each of the undersigned have caused the Security Agreement to be duly executed and delivered as of the date first above written.


                                    FIRST SECURITY BANK, NATIONAL ASSOCIATION, not individually, but solely as the Owner Trustee under the FRI Trust 1999-1



                                    By:    /s/ C. Scott Nielsen
                                         -------------------------------------
                                    Name:  C. Scott Nielsen
                                         -------------------------------------
                                    Title: Vice President
                                          ------------------------------------



                                    BANK OF AMERICA, N.A., as the Agent for the
                                    Lenders and the Holders



                                    By:    /s/ John G. Hayes
                                         -------------------------------------
                                    Name:  John G. Hayes
                                         -------------------------------------
                                    Title: Principal
                                          ------------------------------------




Accepted and Agreed to:

FRANKLIN TEMPLETON CORPORATE SERVICES, INC.


By:    /s/ Charles R. Sims
     -------------------------------
Name:  Charles R. Sims
     -------------------------------
Title: Treasurer
      ------------------------------